Exhibit 10.1

                                  $100,000,000

                       REVOLVING CREDIT FACILITY AGREEMENT

                                     between

                                CAPITAL ONE INC.
                                   as borrower

                        CAPITAL ONE FINANCIAL CORPORATION
                                  as guarantor

                                       and

                                BANK OF MONTREAL
                                    as lender

                                 August 10, 2000

                                TABLE OF CONTENTS


Part 1
   1. Interpretation...........................................................2
Part 2
   2. Grant of Facility........................................................2
   3. Purpose..................................................................2
   4. Conditions Precedent.....................................................2
Part 3
   5. Utilisation of Facility..................................................2
Part 4
   6. Making of Advances.......................................................2
   7. Payment of Interest......................................................2
   8. Calculation of Interest..................................................2
   9. Repayment of Advances....................................................2
Part 5
   10. Cancellation............................................................2
   11. Prepayment..............................................................2
Part 6
   12. Taxes...................................................................2
   13. Tax Receipts............................................................2
   14.  Tax Undertaking by the Bank and Tax Refunds............................2
   15. Increased Costs.........................................................2
   16. Illegality..............................................................2
   17. Mitigation..............................................................2
Part 7
   18. Representations.........................................................2
   19. Financial Information...................................................2
   20. Financial Condition.....................................................2
   21. Covenants...............................................................2
   22. Events of Default.......................................................2
Part 8
   23. Default Interest and Indemnity..........................................2
Part 9
   24. Currency of Account and Payment.........................................2
   25. Payments................................................................2
   26. Set-Off.................................................................2
Part 10
   27. Commitment Commission and Arranging Fee.................................2
   28. Costs and Expenses......................................................2
Part 11
   29. Benefit of Agreement....................................................2
   30. Assignments and Transfers by the Obligors...............................2
   31. Assignments and Transfers by the Bank...................................2
   32. Disclosure of Information...............................................2
   33. Calculations and Evidence of Debt.......................................2
   34. Amendments and Waivers..................................................2
   35. Remedies and Waivers....................................................2
   36. Partial Invalidity......................................................2
   37. Maximum Rate of Return..................................................2
   38. Notices.................................................................2
   39. Counterparts............................................................2
Part 12
   40. Law.....................................................................2
   41. Jurisdiction............................................................2

THIS AGREEMENT is made as of the 10th day of August, 2000

BETWEEN

(1)      CAPITAL ONE INC. (the "Borrower");

(2)      CAPITAL ONE FINANCIAL CORPORATION as guarantor (the "Guarantor"); and

(3)      BANK OF MONTREAL (the "Bank").


NOW IT IS HEREBY AGREED as follows:

                                     Part 1

                                 INTERPRETATION

1.       Interpretation

1.1      Definitions In this Agreement:

"Advance" means any advance made or to be made pursuant to the terms hereof;

"Affiliate" means any person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another person or any Subsidiary of such other person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or by contract or otherwise;

"Available Commitment" means, at any time, the Commitment less the Outstandings at such time;

"Bank Regulatory Authority" shall mean the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Minister of Finance, Office of the Superintendent of Financial Institutions, Bank of Canada, the Canadian Deposit Insurance Corporation and all other relevant bank and provincial regulatory authorities (including, without limitation, relevant state and provincial bank regulatory authorities);

"Canadian Prime Rate" means, in relation to any Advance or unpaid sum and any date, the higher of (i) the rate announced from time to time by the Bank as its prime lending rate on such date for Canadian Dollar denominated commercial loans made in Canada and in force on such date and (ii) the rate at which the Bank is offering at or about 10:00 a.m. (Toronto, Ontario, Canada time) to purchase bankers' acceptances on such date in respect of a bankers' acceptance with a term of 30 days, plus 1.00 percent;

"Canadian Qualified Lender" shall have the meaning ascribed to it in Clause 12.1
 (Tax Gross-Up);

"Commitment" shall have the meaning ascribed to it in Clause 2 (Grant of Facility);

"Compliance Certificate" means a certificate demonstrating compliance with the covenants set forth in Clause 20 (Financial Condition) as of the date specified in such certificate, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate);

"Cost of Funds Rate" means the rate of interest, expressed as an annual percentage, quoted by the Bank to the Borrower from time to time and at any time as the Bank's cost in making available an amount of Canadian Dollars equal to the amount of the relevant Utilisation for the relevant Term;

"Event of Default" means any of those events specified in Clause 22 (Events of Default);

"Facility" means the revolving credit facility granted to the Borrower hereunder
;

"Facility Office" means, in respect of the Bank, the office in Canada set forth opposite the Bank's name in the signature page below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office in Canada as it may from time to time notify to the Borrower;

"Final Maturity Date" means the day which is 364 days after the date hereof; provided that if the Final Maturity Date determined as aforesaid would fall on a day which is not a business day, it shall be the immediately preceding business day which is a business day in Toronto, Canada and Falls Church, Virginia;

"Finance Documents" means each of this Agreement, the Guarantee, any Compliance Certificate, any notice delivered in connection herewith or therewith and any other agreement or document designated as such by the Bank and the Borrower;

"Group" means, at any time, the Guarantor and each of its Subsidiaries at such time;

"Guarantee" means the guarantee of even date herewith to be given by the Guarantor in favour of the Bank in substantially the form set out in the Sixth Schedule (Form of Guarantee);

"Lien" means, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property. For purposes of this Agreement, a person shall be deemed to own subject to a Lien any property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such property;

"Margin" means, at any time, 0.75% per annum;

"Material Adverse Effect" means with respect to an Obligor, a material adverse effect on (a) the property, business, operations, financial condition, prospects or capitalization of such Obligor and its Subsidiaries taken as a whole, (b) the ability of such Obligor to perform its obligations under the Finance Documents to which it is a party, (c) the validity or enforceability of the obligations of such Obligor under the Finance Documents to which it is a party, (d) the rights and remedies of the Bank against such Obligor or (e) the timely payment of the principal of or interest on or in connection with any Advance or other amounts payable by such Obligor in connection therewith;

"Obligors" means, collectively, the Borrower and the Guarantor and "Obligor" means either one of the Borrower and the Guarantor;

"Original Financial Statements" means:

         (i) in relation to the Guarantor, its audited consolidated financial statements for its financial year ended 31 December, 1999 together with its consolidated management accounts for its financial period ended 31 March, 2000;

         (ii) in relation to the Borrower, a statement of such financial information concerning the Borrower included in the consolidated financial statements for the year ended 31 December, 1999 supplied pursuant to paragraph (i) so certified by an officer of the Guarantor together with its consolidated management accounts for its financial period ended 30 June, 2000;

"Outstandings" means, at any time, the aggregate of each outstanding Advance at such time;

"Permitted Disposal" means any of the following:

     (i) the merger or consolidation of any Affiliate of any Obligor with or into, or the transfer by such Affiliate of all or substantially all of its business or property to (x) such Obligor if such Obligor is the continuing, surviving or transferee corporation or (y) any other Affiliate of such Obligor;

     (ii) the merger or consolidation of any Obligor with or into, or the transfer by any Obligor of all or substantially all of its business or property, to any Affiliate of such Obligor if such Affiliate is the continuing, surviving or transferee entity, such Affiliate expressly assumes the obligations of the Obligor hereunder and such Affiliate, following such merger, consolidation or transfer, has a Tangible Net Worth (as defined in Clause 20.3 (Definitions of Financial Terms) at least equal to that of the Obligor immediately prior thereto;

     (iii)the merger or consolidation of any Obligor with or into any other person, or the transfer by any such person of all or substantially all of its business or property to any Obligor, or the transfer by an Obligor of all or substantially all of its business or property to any such person so long as (x) no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom, (y) such person, if the continuing, surviving or transferee entity, expressly assumes the obligations of such Obligor hereunder and (z) such Obligor or such person, as appropriate, following such merger, consolidation or transfer, has a Tangible Net Worth (as defined in Clause 20.3 (Definitions of Financial Terms) at least equal to that of such Obligor immediately prior thereto;

     (iv) the merger or consolidation of any Affiliate of any Obligor with or into, or the transfer by any such person of all or substantially all of its business or property to any other person so long as no Event of Default (other than pursuant to Clause 21.4 (Disposals)) has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom; and

     (v) the sale by any Obligor or any Affiliate of any Obligor of credit card loans and other finance receivables pursuant to securitizations.

"Potential Event of Default" means any event that with notice or lapse of time or both would become an Event of Default;

"Receivables" means, with respect to any Obligor, any amount owing, from time to time, with respect to a credit card, consumer revolving or consumer installment loan account, home equity line of credit or residential mortgage loan account or other consumer receivable owned by such Obligor, including, without limitation, amounts owing for payment of goods and services, cash advances, convenience checks, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products, and any other receivables arising out of financing transactions by such Obligor; provided that the term "Receivables" shall not include any of the foregoing that is subject to a securitization effected in the ordinary course of business;

"Repayment Date" means, in relation to any Advance, the last day of the Term thereof or, if such day is not a business day, the next business day following;

"Requested Amount" means, in relation to any Utilisation Request, the aggregate principal amount of the Advance requested;

"Restricted Shares" means, with respect to any Obligor, shares of stock of or other ownership interests in such Obligor or any Subsidiary thereof engaged primarily in the extension of consumer credit to third parties or securitizations of receivables related to such extension of consumer credit, excluding without limitation any such ownership interests of any Obligor in America One Communications, Inc.;

"Rollover Advance" means an Advance which is used to refinance an existing Advance and which is the same amount as such maturing Advance and is to be drawn on the day such maturing Advance is to be repaid;

"Schedule I Bank" means a banking entity which is named in Schedule I of the Bank Act (Canada) S.C. 1991 C.46, as such schedule may be amended from time to time;

"Schedule II Bank" means a Canadian Subsidiary of a non-resident banking entity, which Subsidiary is named in Schedule II of the Bank Act (Canada) S.C. 1991 C.46, as such schedule may be amended from time to time;

"Subsidiary" of any corporation (the "Parent") means any other corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such other corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Parent or by the Parent and/or one or more Subsidiaries of the Parent, and shall include any corporation that is a direct or indirect Subsidiary of any such first mentioned Subsidiary;

"Term" means, in relation to any Advance, the period for which such Advance is borrowed as specified in the Utilisation Request relating thereto;

"Termination Date" means the day falling one month prior to the Final Maturity Date;

"Transfer Certificate" means a certificate substantially in the form set out in the First Schedule (Form of Transfer Certificate) signed by the Bank and a Transferee whereby:

         (i) the Bank seeks to procure the transfer to such Transferee of all or a part of the Bank's rights and obligations hereunder upon and subject to the terms and conditions set out in Clause 31 (Assignments and Transfers by Bank); and

         (ii) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Bank as is contemplated in Clause 31.2 (Transfers by Bank);

"Transfer Date" means, in relation to any Transfer Certificate, the date for the
making  of  the  transfer  as  specified  in  the  schedule  to  such   Transfer
Certificate;

"Transferee" means a bank or other financial institution to which the Bank seeks to transfer or, as the case may be, has transferred all or part of the Bank's rights and obligations hereunder; "Utilisation" means a utilisation of the Facility hereunder;

"Utilisation Date" means the date of a Utilisation, being the date on which the Advance in respect thereof is to be made; and

"Utilisation Request" means a notice given to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) in the form set out in the Third Schedule (Utilisation Request).

1.2      Interpretation. Any reference in this Agreement to:

the "Bank" shall be construed so as to include its and any subsequent successors, permitted Transferees and permitted assigns in accordance with their respective interests;

a document is in an "agreed form" when it has been initialled or signed by or on behalf of the Borrower, the Guarantor and the Bank;

a "business day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in Toronto, Ontario, Canada and Falls Church, Virginia;

a "Clause" shall,subject to any contrary indication, be construed as a reference to a clause hereof;

"financial indebtedness" shall be construed, with respect to any person, as a reference to any indebtedness of such person for or in respect of:

     (i) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person);

     (ii) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;

     (iii)indebtedness of others secured by an encumbrance on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person;

     (iv) contingent and non-contingent obligations of such person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such person;

     (v) capital lease obligations of such person (being all obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP (as defined in Clause 20.3 (Definition of Financial Terms) or in any similar or equivalent manner under the relevant generally accepted accounting principles applicable to the preparation of such person's financial statements if these are other than GAAP) and, for the purposes of this Agreement, the amount of such obligations shall be the capitalised amount thereof, determined in accordance with GAAP (as so defined); and

     (vi) financial indebtedness of others guaranteed by such person;

a "holding company" of a person shall be construed as a reference to any person of which the first-mentioned person is a Subsidiary;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a "Part" shall, subject to any contrary indication, be construed as a reference to a part hereof;

a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or province or agency of a state or province or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

a "Schedule" shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

"tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

"VAT" shall be construed as a reference to any goods and services tax under Canadian law and any other similar tax under any other jurisdiction, including, in each case, similar tax which may be imposed in place thereof from time to time;

a "wholly-owned subsidiary" of a person shall be construed as a reference to any person which has no other members or shareholders except that other person and that other person's wholly-owned Subsidiaries or persons acting on behalf of that other person or its wholly-owned Subsidiaries; and

the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including, without limitation, being subject to or the seeking of liquidation, bankruptcy, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors or compromise, arrangement or proposals with creditors.

1.3 Currency "C$" and "Canadian Dollars" denote the lawful currency of Canada from time to time.

1.4 "US$" and "United States Dollars" denote the lawful currency of the United States of America from time to time.

1.5 References Save where the contrary is indicated, any reference in this Agreement to:

         (i) this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, restated, varied, novated or supplemented;

         (ii) a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

         (iii) a time of day shall be construed as a reference to Toronto; Ontario time; and

         (iv) a person, shall mean that person's successor, permitted transferee or assignee.

1.6 Headings Clause, Part and Schedule headings are for ease of reference only.

                                     Part 2

                                  THE FACILITY

2.       Grant of Facility

         The Bank grants to the Borrower upon the terms and subject to the conditions hereof, a revolving credit facility in a total aggregate amount of C$100,000,000 (the "Commitment").

3.       Purpose

3.1 Purpose The Facility is intended for the general corporate purposes of the Borrower, and, accordingly, the Borrower shall apply all amounts borrowed by it hereunder in or towards satisfaction of such purposes.

3.2 Application Without prejudice to the obligations of the Borrower under Clause 3.1 (Purpose), the Bank shall not be obliged to concern itself with the application of amounts raised by the Borrower hereunder.

4.       Conditions Precedent

4.1 Save as the Bank may otherwise agree, the Bank shall be under no obligation hereunder unless the Bank has received (or waived receipt of) all of the documents listed in the Second Schedule (Condition Precedent Documents) and that each is, in form and substance, satisfactory to the Bank.

4.2 The Bank shall, on request by the Borrower, certify in writing whether or not it has received or waived receipt of any of the documents listed in the Second Schedule (Condition Precedent Documents) and whether each is in form and substance satisfactory to it.

                                     Part 3

                             UTILISATION OF FACILITY

5.       Utilisation of Facility

5.1 Delivery of a Utilisation Request The Borrower may from time to time utilise the Facility by delivering to the Bank, by no later than 10:30 a.m. on the proposed Utilisation Date, a duly completed Utilisation Request. The Bank shall, upon receipt of a duly completed Utilisation Request, advance the Requested Amount to the Borrower by no later than 3:00 p.m. on the Utilisation Date.

5.2 Utilisation Request Each Utilisation Request delivered to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be irrevocable and shall specify:

         (i)      the proposed Utilisation Date;

         (ii) the Requested  Amount (to be determined in accordance  with Clause
5.3 (Requested Amount));

         (iii) the Term in question which will begin on the proposed Utilisation Date and end on a business day, will not exceed 90 days in duration and will expire on or before the Final Maturity Date; and

         (iv) the account to which the proceeds of the proposed Utilisation are to be paid.

5.3 Requested Amount The Requested Amount to be specified in a Utilisation Request delivered pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be in a minimum amount of C$100,000 and an integral multiple of C$100,000.



                                     Part 4

                                  THE ADVANCES

6.       Making of Advances

If the Borrower notifies the Bank that it is to make an Advance, and if on the proposed Utilisation Date relating to such an Advance:

         (i) no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 34 (Amendments and Waivers); and

         (ii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 18.15 (Repetition of Representations) are true and correct on and as of such Utilisation Date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 34 (Amendments and Waivers), then, on such Utilisation Date, the Bank shall, subject to all the terms of this Agreement, make such Advance through its Facility Office.

7.       Payment of Interest

On the Repayment Date relating to each Advance the Borrower shall pay to the Bank all unpaid accrued interest on that Advance.

8.       Calculation of Interest

8.1 Interest Applicable to Advances The rate of interest applicable to an Advance from time to time during the Term of such Advance shall be the rate per annum determined by the Bank to be the sum of:

         (i)      the Cost of Funds Rate for such Advance; and

         (ii) the Margin from time to time.

8.2 Bank to Notify The Bank shall not later than the time specified in the applicable part of the Third Schedule notify the Borrower of each determination of the rate of interest made by it pursuant to Clause 8.1 (Interest Applicable to Advances).

9.       Repayment of Advances

Except as otherwise provided herein, the Borrower shall repay each Advance made to it in full on the Repayment Date relating thereto and the Borrower shall not repay or prepay all or any part of any Advance outstanding hereunder except at the times and in the manner expressly provided herein.

                                     Part 5

                                  CANCELLATION

10.      Cancellation

10.1 Cancellation At any time prior to the day falling one month before the Final Maturity Date the Borrower may, by giving to the Bank not less than 15 days' prior notice to that effect, cancel the whole or any part (being a minimum amount of C$5,000,000, or equal to the amount of the Available Commitment, if less) of the Available Commitment.

10.2 Notice of Cancellation Any notice of cancellation given by the Borrower pursuant to Clause 10.1 (Cancellation) shall be irrevocable and shall specify the date upon which such cancellation is to be made and the amount of such cancellation.

11.      Prepayment

The Borrower may, on any business day, prepay all (or any part thereof being in aggregate at least C$100,000 and an integral multiple of C$100,000) of any Advance made to it without premium or penalty but without prejudice to such Borrower's obligations under Clause 23.4 (Broken Periods), by giving to the Bank not less than 5 days' notice of the date of the prepayment. Any such notice shall be irrevocable and shall oblige the Borrower to make the prepayment on the date therein stated.

                                     Part 6

                            CHANGES IN CIRCUMSTANCES

12.      Taxes

12.1 Tax Gross-up All payments to be made by any Obligor to any person under any Finance Document shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made, provided however if on the due date of an interest payment to the Bank on an Advance, the Bank is not a Canadian Qualified Lender; and as a result the applicable Obligor is required to deduct or withhold Canadian withholding tax pursuant to Part XIII of the Income Tax Act (Canada) from that payment of interest, the applicable Obligor shall not be so required to pay an additional amount in respect of that deduction or withholding unless it results from the introduction of or change in, or in the interpretation or application of, any relevant law or any relevant practice of a Canadian taxing authority after this Agreement is entered into or such Obligor would have been required to make a deduction or withholding on account irrespective of whether the Bank is or is not a Canadian Qualified Lender.

For the purposes of this Clause,

"Canadian Qualified Lender" means a Schedule I Bank or a Schedule II Bank or other person not being a "non-resident person" for the purposes of Section 212 of the Income Tax Act (Canada) except that, if any of those statutory provisions are repealed, modified, extended or re-enacted, the Bank may at any time and from time to time amend the relevant definition in such manner as it may determine to be appropriate by giving notice of the amended definition or definitions to the Borrower.

12.2 Tax Indemnity Without prejudice to the provisions of Clause 12.1 (Tax Gross-Up), if any person or an agent on its behalf is required to make any payment on account of tax (not being a tax imposed on the overall net income including profits and gains of its Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) or otherwise on or in relation to any sum received or receivable under any Finance Document by such person (including, without limitation, any sum received or receivable under this Clause 12) or any liability in respect of any such payment is asserted, imposed, levied or assessed against such person, the Obligor by whom such sum is paid or payable shall, upon demand by the Bank, promptly indemnify such person against such payment or liability, together with any interest, penalties and reasonable expenses payable or incurred in connection therewith but not to the extent that such liability, interest, penalties and reasonable expenses have arisen as a result of undue delay in all the circumstances by any person or any agent on its behalf in the filing or the submission of tax returns, computations or claims or the default of any person or any agent on its behalf in doing anything contemplated by the Finance Documents.

12.3 Notification The Bank will notify the applicable Obligor as soon as it is reasonably practicable of any circumstances arising as a result of which it is reasonably likely that it will be making a claim under Clause 12.2 (Tax Indemnity) and if it intends to make a claim under such Clause it shall notify the applicable Obligor of the event by reason of which it is entitled to do so and shall deliver to the applicable Obligor a certificate to that effect setting out in reasonable detail the basis and computation of such claim; provided that nothing herein shall require the Bank to disclose any confidential information relating to the organisation of its affairs.

12.4 Double  Taxation  Relief If, and to the extent  that,  the effect of Clause
12.1 (Tax Gross-up) or Clause 12.2 (Tax Indemnity) can be mitigated by virtue of the provisions of any applicable double tax convention entered into between the United States of America and Canada, (whether by a claim to repayment of any taxes referred to in Clause 12.1 (Tax Gross-up) or Clause 12.2 (Tax Indemnity) or otherwise) the Bank agrees to co-operate with the Borrower with a view to filing or providing any tax claims, forms, affidavits, declarations or other like documents which the Borrower has requested and which are required for the purpose of ensuring the application of such double tax convention so far as relevant. To the extent that the effect of Clause 12.1 and Clause 12.2 can be mitigated and the Bank fails to co-operate to the extent required hereby to so mitigate the effect of such clauses, the provisions of Clause 12.1 and Clause
12.2 shall not be applicable in relation to payments of interest to the Bank.

13.      Tax Receipts

13.1 Notification of Requirement to Deduct Tax If, at any time, any Obligor is required by law to make any deduction or withholding from any sum payable by it under any Finance Document (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor shall as soon as reasonably practicable after becoming aware of the same, notify the Bank.

13.2 Evidence of Payment of Tax If any Obligor makes any payment under any Finance Document in respect of which it is required to make any deduction or withholding, it shall pay or otherwise account for the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Bank, within thirty days after the due date of such payment, withholding or deduction, evidence satisfactory to the Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

14.      Tax Undertaking by the Bank and Tax Refunds

14.1 Bank The Bank undertakes, promptly upon its Facility Office becoming aware of the same, to notify the Borrower if it shall cease to be a Canadian Qualified Lender.

14.2     Tax Credit Clawback If:

         (1) an Obligor makes a payment under Clause 12.1 (Tax Gross-Up) (a "Tax Payment") in respect of a payment to the Bank under this Agreement; and

         (2) the Bank determines in its absolute discretion and in good faith that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which the Bank in its absolute discretion and in good faith is able to identify as attributable to that Tax Payment then, if in its absolute discretion and in good faith it can do so without prejudicing the amount of any Tax Credit for the Bank, the Bank shall reimburse the applicable Obligor such amount as the Bank in its absolute discretion determines, but in good faith, to be such proportion of that Tax Credit as will leave the Bank (after that reimbursement) in no better or worse position than it would have been in if no Tax Payment had been required. The Bank shall not be obliged to arrange its business or tax affairs in any particular way in order to be eligible for a Tax Credit (and, if it does make a claim, shall have absolute discretion as to the extent, order and manner in which it does so) and whether any amount is due from it under this Clause 14.2 (and, if so, what amount and when). The Bank shall not be obliged to disclose any information regarding its tax affairs and computations.

15.      Increased Costs

15.1 Changes in Circumstances If, by reason of (i) any change in law in any jurisdiction or in its interpretation or administration and/or (ii) compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including, without limitation, a request or requirement (x) which affects the manner in which the Bank or any holding company of the Bank is required to or does maintain capital resources having regard to the Bank's obligations under any Finance Document and to amounts owing to it under any Finance Document but excluding the implementation, as contemplated on the signing of this Agreement, of any of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "Cooke Report"), (y) which implements any change after the signing of this Agreement in, or in the interpretation or application of, such matters or any increase in the requirements of the Cooke Report after the date hereof:

         (a) the Bank or any holding company of the Bank incurs a cost as a result of the Bank's having entered into and/or performing its obligations under any Finance Document and/or assuming or maintaining a commitment under any Finance Document and/or its making one or more Advances;

         (b) the Bank or any holding company of the Bank suffers a reduction in the rate of return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of tax payable on its overall profits or net income) as a result of a change in the manner in which the Bank is required to allocate resources to its obligations under any Finance Document;

         (c) there is any increase in the cost to the Bank or any holding company of the Bank of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances made or to be made by the Bank hereunder; or

         (d) the Bank or any holding company of the Bank becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of the Bank's Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or calculated by reference to the amount of the Advances made or to be made by the Bank hereunder and/or to any sum received or receivable by it hereunder, then the Borrower shall, provided that the Bank has notified the Borrower of such claim pursuant to Clause 15.2 (Increased Costs Claim), within 10 business days of receipt of a demand of the Bank, pay to the Bank amounts sufficient to indemnify the Bank or any such holding company against, as the case may be, (1) such cost, (2) such reduction in such rate of return (or such proportion of such reduction as is, in the opinion of the Bank, attributable to its obligations hereunder), (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Bank, attributable to its funding or maintaining Advances) or (4) such liability (save and to the extent that the Bank has been compensated for such liability pursuant to Clause 12 (Taxes)).

15.2 Increased Costs Claim If the Bank intends to make a claim pursuant to Clause 15.1 (Changes in Circumstances), it shall notify the Borrower thereof by delivery of a certificate setting out in reasonable detail the basis and computation of such claim; provided that nothing herein shall require the Bank to disclose any confidential information relating to the organisation of its affairs.

15.3 Option to repay in relation to increased costs claim If the Borrower is required to pay any amount to the Bank under Clause 15.1 (Changes in Circumstances), then subject to that Borrower giving the Bank not less than 10 days prior notice:

         (i) the Borrower may prepay all, but not part, of Advances together with accrued interest on the amount prepaid. On any such prepayment the Commitment shall be automatically cancelled; and/or

         (ii) the Borrower shall have the right at any time thereafter to locate a new lender to which all the rights and obligations of the Bank hereunder may be transferred. If such new lender has been located then the Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of the Bank hereunder shall be transferred to such new lender with effect from the Transfer Date specified in such Transfer Certificate.

16.      Illegality

If, at any time, it is unlawful for the Bank to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder or for it, then the Bank shall, promptly after becoming aware of the same, deliver to the Borrower and the Guarantor a certificate to that effect and, unless such illegality is avoided in accordance with Clause 17 (Mitigation), to the extent of such illegality:

         (i) the Bank shall not thereafter be obliged to participate in the making of such Advances and the amount of the Commitment shall be immediately reduced accordingly; and

         (ii) if the Bank so requires, the Borrower shall on such date as the Bank shall have specified as being necessary to comply with the relevant law repay such Advance together with accrued interest thereon and all other amounts owing to the Bank.

17.      Mitigation

If, in respect of the Bank, circumstances arise which would, or would upon the giving of notice, result in:

     (i) the reduction of the Commitment to zero pursuant to Clause 16 (Illegality);

     (ii) an increase in the amount of any payment to be made to it or for its account pursuant to Clause 12.1 (Tax Gross-Up); or

     (iii)a claim for indemnification pursuant to Clause 12.2 (Tax Indemnity) or 15.1 (Changes in Circumstances).

then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the Clauses referred to in (i), (ii) or
(iii) above, the Bank shall, in consultation with the Borrower, take such reasonable steps as the Bank acting in good faith considers appropriate to mitigate the effects of such circumstances including the transfer of its Facility Office to another jurisdiction or the transfer of its rights and obligations hereunder to another financial institution acceptable to the Borrower willing to participate in the Facility provided that the Bank shall be under no obligation to take any such action if, in the bona fide opinion of the Bank, to do so would or might have an adverse effect upon its business, operations or financial condition.

                                     Part 7

                REPRESENTATIONS, COVENANTS AND EVENTS OF DEFAULT

18.      Representations

Each of the Obligors makes the representations and warranties in respect of itself only set out in Clause 18.1 to Clause 18.14 and acknowledges that the Bank entered into this Agreement in reliance on those representations and warranties.

18.1 Status and Due Authorization It is a corporation duly organised, validly existing and in good standing under the laws of:

         (i)      in the case of the Guarantor, Delaware; or

         (ii)     in the case of the Borrower, Ontario,

with all requisite corporate or other power to execute and deliver the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution and delivery of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken.

18.2 Validity and Admissibility in Evidence All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party, (b) to ensure that the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party are legal, valid and binding and (c) to make each Finance Document to which it is a party admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed and all material governmental licences, authorizations, consents and approvals under the laws of any jurisdiction necessary to own its assets and carry on its business as now being or as proposed to be conducted have been obtained.

18.3 Most Recent Financial Statements The most recent financial statements of the Guarantor and the Borrower delivered in accordance with the terms of this Agreement were prepared in accordance with accounting principles generally accepted in the relevant jurisdiction of incorporation and consistently applied and in the case of the audited consolidated financial statements of the Guarantor give (in conjunction with the notes thereto) a true and fair view of the financial condition of the Guarantor and its Subsidiaries, and in the case of the financial statements of the Borrower delivered in accordance with the terms of this Agreement, show with reasonable accuracy the financial condition of the Borrower, in each case, at the date as of which they were prepared, and the results of the Borrower's, the Guarantor's or, as the case may be, the Group's operations during the financial year then ended.

18.4 No Material Adverse Change Since publication of the Original Financial Statements of the Borrower, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of the Borrower and, since publication of the Original Financial Statements of the Guarantor, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of the Group taken as a whole.

18.5 No Undisclosed Liabilities As at the date as of which the Original Financial Statements of each Obligor were prepared such Obligor had no, or, in the case of the Guarantor, no member of the Group had any, liabilities (contingent or otherwise) which were not disclosed thereby (or by notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against, in each case, as required under GAAP (as defined in Clause 20.3 (Definitions of Financial Terms)).

18.6 Litigation Other than as disclosed to the Bank prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Obligor) threatened against or affecting the Guarantor or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

18.7 Execution of the Finance Documents Its execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder do not and will not:

         (i)      conflict  with  any   agreement,   mortgage,   bond  or  other
                  instrument or treaty to which it is a party or which is binding upon it or any of its assets;

         (ii) conflict with its charter, by-laws or any other constitutive documents and rules and regulations; or

         (iii) conflict with any applicable law, regulation or official or judicial order, writ, injunction or decree,

which, in each case, is reasonably likely to have a Material Adverse Effect and could subject the Bank to liability.

18.8 Full Disclosure All of the written information supplied by any member of the Group to the Bank in connection herewith is true and accurate in all material respects.

18.9 Claims Pari Passu The claims of the Bank against it under the Finance Documents will rank at least pari passu with the claims of all its other unsecured  creditors  save  those  whose  claims  are  preferred  solely  by any
bankruptcy,   insolvency,   liquidation   or  other   similar  laws  of  general
application.

18.10 No Immunity In the case of any Obligor incorporated in Canada, in any proceedings taken in Canada in relation to any of the Finance Documents, no Obligor will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

18.11 No Winding-up It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

18.12 Encumbrances Save as permitted by Clause 21.5 (Negative Pledge), no encumbrance exists over all or any of its present or future revenues or assets.

18.13 No Obligation to Create Security Its execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige any Obligor to create any encumbrance over all or any of its present or future revenues or assets.

18.14 Ownership of the Borrower The Borrower is a wholly-owned Subsidiary of the Guarantor.

18.15 Repetition of Representations The representations contained in this Clause 18 (other than those made under Clauses 18.4, 18.5, 18.6 (but only with respect to proceedings that could have a Material Adverse Effect of the type referred to in clause (a) of the definition thereof), 18.8, and 18.13) by any Obligor shall be deemed to be repeated by such Obligor on each date upon which an Advance is made (other than Rollover Advances) by reference to the facts and circumstances then existing.

19.      Financial Information

Each Obligor shall deliver or cause to be delivered or otherwise made available through electronic media (provided that the Bank shall be given prior written notice of such availability) to the Bank the following financial statements and information:

19.1 Annual Statements Each Obligor shall as soon as the same become available, but in any event within 120 days after the end of its financial year, deliver to the Bank its unaudited financial statements (or, in the case of the Guarantor, the consolidated audited financial statements of the Group) for such financial year.

19.2 Semi-annual and Quarterly Statements The Guarantor shall, as soon as same become available, but in any event within 60 days after the end of each of its quarters ending three months, six months and nine months after the end of its financial years, deliver to the Bank its consolidated unaudited financial statements of the Group for such period. The Borrower shall as soon as the same become available, but in any event within 90 days after the end of the half of its financial years ending six months after the end of its financial year, deliver to the Bank its unaudited financial statements for such period.

19.3 Other Financial Information Each Obligor shall from time to time on the request of the Bank, furnish the Bank with such information about the business and financial condition of the Group as the Bank may reasonably require.

19.4 Requirements as to Financial Statements Each Obligor shall ensure that:

         (i) each set of financial statements delivered by it pursuant to this Clause 19 is prepared on the same basis as was used in the preparation of its Original Financial Statements and in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (ii) each set of financial statements delivered by it pursuant to Clause 19.1 is certified by a duly authorised officer of such Obligor as giving a true and fair view of its financial condition (or, in the case of financial statements of the Guarantor, the financial condition of the Group) as at the end of the period to which those financial statements relate and of the results of its (or, as the case may be, the Group's) operations during such period;

         (iii) in respect of the Guarantor each set of financial statements delivered by the Guarantor pursuant to Clause 19.1 (Annual Statements) has been audited by an internationally recognised firm of independent auditors licensed to practise in its jurisdiction of incorporation; and

         (iv) each set of consolidated financial statements and accounts delivered to the Bank pursuant to Clause 19.1 (Annual Statements) or Clause 19.2 (Semi-annual and Quarterly Statements) shall be accompanied by a compliance certificate signed by a duly authorised officer of the Guarantor, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate), together with any other information required to determine whether or not the financial condition of the Group satisfies the provisions of Clause 20 (Financial Condition).

20.      Financial Condition

20.1 Financial Condition of the Borrower The Guarantor shall procure that, and the Borrower from time to time shall ensure in relation to itself that, as evidenced by the most recent set of financial statements delivered by the Borrower pursuant to Clause 19 (Financial Information):

         (i)      Minimum Net Worth
                  Its Net Worth shall not on any date be less than U.S.$23,000,000 plus 25% of Cumulative Net Income as of the last day of each six month period of the Borrower (the first such six month period ending June 30, 2000 and thereafter every six month period).

         (ii)     Maximum Debt to Total Capital
                  The ratio of its Debt to Total Capital shall not on any date be more than 9 to 1.

         (iii)    Minimum Equity to Total Assets
                  Its Equity shall not on any date be less than 7.5% of its Total Assets.

         (iv)     Minimum Eligible Assets to Debt
                  The ratio of its Eligible Assets to Debt shall not on any date be less than 1.10 to 1.

20.2 Financial Condition of the Guarantor The Guarantor shall ensure that, as evidenced by the most recent set of financial statements delivered by it pursuant to Clause 19 (Financial Information):

         (i)      Maximum Delinquency Ratio
                  Its Delinquency Ratio shall not on the last day of any calendar month be more than 6.0%.

         (ii)     Minimum Tier 1 Capital to Managed Receivables Ratio
                  The ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 4.0 % and remain so for more than 90 days and the ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 3.5%.

         (iii)    Minimum Tangible Net Worth
                  The Tangible Net Worth of the Guarantor shall not on any date be less than US$1,250,000,000 plus 40% of Cumulative Net
                  Income as of the last day of the fiscal quarter of the Guarantor most recently ended (being June 30, 2000) plus 40% of Cumulative Equity Proceeds as of such date of determination.

         (iv)     Leverage Ratio
                  Its Leverage Ratio shall not on any date exceed 10.0 to 1.

         (v)      Double Leverage Ratio
                  Its Double Leverage Ratio shall not on any date exceed 1.25 to 1.

20.3     Definitions of Financial Terms In this Agreement:

"Cumulative Equity Proceeds" shall mean, as of any date of determination, the aggregate amount of all cash received on or prior to such date of determination by the Guarantor and its Subsidiaries in respect of any Equity Issuance effected after 30 June 2000, net of reasonable expenses incurred by the Guarantor and its Subsidiaries in connection therewith;

"Cumulative Net Income" shall mean, as of any date of determination, (i) in respect to the Guarantor, the net income of the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Guarantor (a) commencing with the fiscal quarter ended 30 June 2000 and (b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that the Guarantor's Cumulative Net Income shall be determined exclusive of any fiscal quarter of the Guarantor for which the consolidated net income of the Guarantor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero; and (ii) in respect of the Borrower the net income of the Borrower (determined in accordance with GAAP) for each six month period of the Borrower (a) commencing with the six month period ending June 30, 2000 and (b) ending with the six month period most recently ended on or prior to such date of determination;

"Debt" means at any time and in relation to any person, indebtedness of such person owed to the Bank under any Finance Document and any indebtedness of such person owed to any person which is not Subordinated Indebtedness, not including securitization liability;

"Delinquency Ratio" shall mean, on any date and with respect to the Guarantor, the ratio of (a) all Past Due Receivables with respect to the Guarantor on such date to (b) the aggregate amount of all Managed Receivables with respect to the Guarantor on such date;

"Double Leverage Ratio" shall mean, on any date, the ratio of (a) the sum of the Guarantor's Intangibles calculated on an unconsolidated basis on such date plus the amount of the aggregate investment of the Guarantor in the capital stock of its Subsidiaries to (b) the Guarantor's Net Worth on such date;

"Eligible Assets" means the consolidated cash, cash equivalents and marketable securities of the Borrower which are unrestricted or unpledged plus reported loan receivables of the Borrower less any (a) Past Due Receivables or (b) reported loan receivables that are restricted, pledged or subordinated;

"Equity" means on any date and with respect to any person, the aggregate at such time of such person's called up share capital, any credit balance on such person's share premium account or consolidated profit and loss account and such person's consolidated reserves less any debit balance on the consolidated profit and loss account of such person;

"Equity Issuance" shall mean (a) any issuance or sale by the Guarantor or any of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Guarantor or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Guarantor issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Guarantor or any of its Subsidiaries or (b) the receipt by the Guarantor or any of its Subsidiaries from any person not a shareholder of the Guarantor of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (i) any such issuance or sale by any Subsidiary of the Guarantor to the Guarantor or any wholly owned Subsidiary of the Guarantor or (ii) any capital contribution by the Guarantor or any wholly owned Subsidiary of the Guarantor to any Subsidiary of the Guarantor;

"GAAP" shall mean on any date and with respect to any person, generally accepted accounting principles in the United States of America applied on a consistent basis with those used in the preparation of the latest annual or quarterly financial statements furnished by on behalf of such person to the Bank pursuant hereto.

"Intangibles" means as at any date and with respect to any person, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such person and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to 30 June 2000 in the book value of any asset by any such person or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in persons that are not Subsidiaries and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organisation or developmental expense and other intangible assets;

"Investments" means for any person (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other person (including the purchase of Property from another person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such person in the ordinary course of business; or (c) the entering into of any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person and (without duplication) any amount committed to be advanced, lent or extended to such person;

"Leverage Ratio" means on any date, the ratio of (a) the indebtedness (as determined on a consolidated basis without duplication in accordance with GAAP) of the Guarantor with respect to the Guarantor and its consolidated Subsidiaries at such date minus the aggregate amount of all on-balance sheet loans held for securitization at such date to (b) the Guarantor's Tangible Net Worth at such date;

"Managed Receivables" means on any date and with respect to any person, the sum for such person and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on balance sheet credit card loans and other finance receivables held for securitization plus (c) all securitized credit card loans and other finance receivables of such person; provided that, as the term "Managed Receivables" is used in the Tier I Capital to Managed Receivables Ratio calculation, clauses (a), (b) and (c) above shall be determined exclusive of securitized, non-revolving finance receivables;

"Net Worth" means on any date the consolidated stockholders' equity of the Guarantor and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Past Due Receivables" means on any date and with respect to any person, (i) with respect to the definition of Delinquency Ratio, Managed Receivables and
(ii) with respect to the definition of Eligible Assets, reported loan receivables, in each case contractually past due 90 days or more plus all other non performing assets provided however that receivables which are loans, whether or not contractually past due 90 days or more, shall not constitute Past Due Receivables to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor);

"Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible;

"Subordinated Indebtedness" means at any time and in relation to any person, indebtedness of such person fully subordinated to the indebtedness of the Borrower under any Finance Document by a subordination agreement in form and substance satisfactory to the Bank or if the lender of such indebtedness is an Affiliate of the Borrower in a form which includes provisions providing for the relevant subordination in an agreed form;

"Tangible Net Worth" means on any date and with respect to any person, the consolidated stockholders' equity of such person and its consolidated Subsidiaries less Intangibles of such person and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Tier 1 Capital" means on any date and with respect to any person, the amount, for such person and its Subsidiaries (determined on a consolidated basis) on such date of "Tier 1 Capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof);

"Total Assets" means on any date and with respect to any person the amount, for such person, and its consolidated Subsidiaries (determined on a consolidated basis) of "average total consolidated assets" within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof);

"Total Capital" means on any date and with respect to any person, the Equity of such person plus Subordinated Indebtedness of such person;

20.4 Accounting Terms All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

21.      Covenants

21.1 Litigation Each Obligor shall promptly give to the Bank notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting such Obligor or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

21.2 Maintenance of Legal Validity Each Obligor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of each of the Finance Documents to which it is a party.

21.3  Insurance  The  Guarantor  shall  procure  that  each  Obligor   maintains
insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by such Obligor.

21.4 Disposals The Guarantor shall ensure that no Obligor shall, without the prior written consent of the Bank, enter into any transaction of merger or consolidation or amalgamation or liquidate, wind-up or dissolve itself or convey, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), all or substantially all of its revenues or its assets other than by way of a Permitted Disposal.

21.5 Negative Pledge The Guarantor shall ensure that no Obligor shall, without the prior written consent of the Bank, create or permit to subsist any Lien over any (1) Receivables of any Obligor or (2) Restricted Shares owned by it, in each case whether now owned or hereafter acquired, except:

          (a) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the relevant Obligor) have been established;

          (b) Liens imposed by law (i) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such Receivables or Restricted Shares or materially impair the use thereof in the operation of the business of any Obligor or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Receivables or Restricted Shares subject to such Lien or
               (ii) which do not relate to material liabilities of any Obligor and do not in the aggregate materially detract from the value of the Receivables or Restricted Shares of the Group taken as a whole; provided that no Lien permitted under this clause (b) may secure any obligation in an amount exceeding US$10,000,000; and

          (c)  Any pledge of Receivables  to a Federal  Reserve Bank made in the
               ordinary   course  of  business  to  secure   advances  or  other
               transactions and manage the liquidity position of an Obligor.

21.6 Claims Pari Passu Each Obligor shall ensure that at all times the claims of the Bank against it under each of the Finance Documents rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application or granted a super-priority or deemed trust by reason of statute.

21.7 Notification of Events of Default Each Obligor shall promptly after becoming aware of the same inform the Bank of the occurrence of any Event of Default or Potential Event of Default and upon receipt of a written request to that effect from the Bank acting reasonably in circumstances which give reasonable grounds for belief that an Event of Default or Potential Event of Default may have occurred, confirm to the Bank that, save as previously notified to the Bank or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred.

22.      Events of Default

Each of Clause 22.1 to Clause 22.17 describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 22.18 and Clause
22.19 deal with the rights of the Bank after the occurrence of an Event of Default.

22.1 Failure to Pay Any Obligor fails to pay any sum due from it under any Finance Document at the time, in the currency and in the manner specified therein and such failure is not remedied within five business days.

22.2 Cross Default Any financial indebtedness of any member of the Group in excess of an aggregate of US$50,000,000 (or its equivalent in any other currency) is not paid when due, any such financial indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity, any commitment for, or underwriting of, any such financial indebtedness of any member of the Group is cancelled or suspended or any creditor or creditors of any member of the Group become entitled to declare any such financial indebtedness of any member of the Group due and payable prior to its specified maturity.

22.3 Misrepresentation Any representation or statement made or deemed to be made by any Obligor in any of the Finance Documents to which it is a party or in any notice or other document, certificate or statement delivered by it pursuant hereto is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

22.4 Specific Covenants Any Obligor fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clause 19 (Financial Information) or Clause 21 (Covenants) and, if such breach is capable of remedy, such breach has not been remedied within 30 days after notice of such breach has been given by the Bank to the relevant Obligor.

22.5 Financial Condition At any time any of the requirements of Clause 20 (Financial Condition) is not satisfied.

22.6 Other Obligations Any Obligor fails duly to perform or comply with any other obligation expressed to be assumed by it in any Finance Document and such failure, if capable of remedy, is not remedied within 30 days after the Bank has given notice thereof to such Obligor.

22.7     Insolvency and Rescheduling

         (a)      An Obligor:

          (i) voluntarily commences any proceeding or files any proposal or petition, or notice thereof, including, without limitation, a notice of intention under the Bankruptcy and Insolvency Act (Canada) (the "BIA"), seeks relief under the BIA, the Companies' Creditors Arrangement Act (Canada), the U.S. Bankruptcy Code or any other federal, state, provincial or other bankruptcy, insolvency or similar law;

          (ii) consents to the institution of, or fails to controvert in a timely and appropriate manner, any such proceeding, or the filing of any such petition;

          (iii)applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Obligor or any Subsidiary or such Obligor, or for a substantial part of its property;

          (iv) files an answer admitting the material allegations of a petition filed against it at any such proceeding;

          (v)  makes a general assignment for the benefit of creditors;

          (vi) becomes  unable,   admits  in  writing  its  inability  or  fails
               generally, to pay its debts as they become due, or

          (vii) takes action for the purpose of effecting any of the foregoing.

(b)               Any   involuntary   proceeding   shall  be   commenced  or  an
                  involuntary petition shall be filed in a court of competent jurisdiction seeking:

          (a) relief in respect of any Obligor or any Subsidiary of any Obligor, or a substantial part of its property, under the BIA, the Companies' Creditors Arrangement Act (Canada), the U.S. Bankruptcy Code or any other federal, state, provincial or other bankruptcy, insolvency or similar law;

          (b) the appointment of a receiver, trustee, custodian, sequestrator or similar official for either any Obligor or any Subsidiary of any Obligor, or for a substantial part of its property, or an encumbrancer or lienor takes possession of any substantial part of its property; or

          (c) the winding up or liquidation of any Obligor or any Subsidiary of any Obligor; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 90 days.

22.8 Winding-up Any Obligor takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration or re-organisation or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of all or substantially all of its revenues and assets other than (a) in connection with a solvent reconstruction, the terms of which have been previously approved by the Bank, or (b) a winding up petition which is proved to the satisfaction of the Bank to be frivolous or vexatious and which is, in any event, discharged within 21 days of its presentation.

22.9 Analogous Events Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause
22.7 (Insolvency and Rescheduling), Clause 22.8 (Winding-up) or Clause 22.17 (Judgement Defaults).

22.10 Governmental Intervention By or under the authority of any government, (a) the management of the Guarantor is wholly or partially displaced or the authority of the Guarantor in the conduct of its business is wholly or partially curtailed which is likely to have a Material Adverse Effect or (b) all or a majority of the issued shares of the Guarantor or the whole or any part (the book value of which is twenty percent or more of the book value of the whole) of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired which is likely to have a Material Adverse Effect.

22.11 Ownership of the Guarantor Any person or group of persons (within the meaning of Section 13 or 14 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the U.S. Securities and Exchange Commission under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by the Guarantor or the Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One Bank or the Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One, F.S.B.

22.12 Ownership of the Borrower The Borrower is no longer a wholly owned Subsidiary of the Guarantor.

22.13 The Group's Business Any Obligor (i) ceases to carry on the business it carries on at the date hereof the cession of which is likely to have a Material Adverse Effect or (ii) enters into any unrelated business the entry into which is likely to have a Material Adverse Effect.

22.14    Repudiation  Any Obligor repudiates any Finance Document.

22.15 Illegality At any time it is or becomes unlawful for any Obligor to perform or comply with any or all of its obligations under any of the Finance Documents or any of the obligations of any Obligor under any of the Finance Documents are not or cease to be legal, valid and binding.

22.16 Performance of Obligations Any Obligor becomes unable to perform any of its obligations under any of the Finance Documents and such inability has a Material Adverse Effect on the ability of the Borrower to perform its payment obligations under any of the Finance Documents.

22.17 Judgment Defaults A final judgment or judgments for the payment of money of US$50,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Guarantor or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Guarantor or Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

22.18 Acceleration and Cancellation Upon the occurrence of an Event of Default and at any time thereafter, the Bank may, by written notice to the Borrower:

         (i) declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or declare the Advances to be due and payable on demand of the Bank; and/or

         (ii) declare that the Facility shall be cancelled, whereupon the same shall be cancelled and the Commitment shall be reduced to zero.

22.19 Advances Due on Demand If, pursuant to Clause 22.18 (Acceleration and Cancellation), the Bank declares the Advances to be due and payable on demand of the Bank, then, and at any time thereafter, the Bank may by written notice to the Borrower require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or withdraw its declaration with effect from such date as it may specify in such notice.

                                     Part 8

                         DEFAULT INTEREST AND INDEMNITY

23.      Default Interest and Indemnity

23.1 Default Interest Period If any sum due and payable by any Obligor under any Finance Document to which it is a party is not paid on the due date therefor in accordance with the provisions of Clause 25 (Payments) or if any sum due and payable by any Obligor under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 23) be selected by the Bank.

23.2 Default Interest During each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Period) an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of one percent and the Canadian Prime Rate.

23.3 Payment of Default Interest Any interest which shall have accrued under Clause 23.2 (Default Interest) in respect of an unpaid sum shall be due and payable and shall be paid by the Obligor owing such unpaid sum at the end of the period by reference to which it is calculated or on such other date or dates as the Bank may specify by written notice to such Obligor.

23.4 Broken Periods If the Bank receives or recovers all or any part of an Advance made by the Bank otherwise than on the last day of the Term thereof, the Borrower shall pay to the Bank on demand an amount equal to the amount (if any) by which (i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of the Term thereof exceeds (ii) the amount of interest which in the opinion of the Bank would have been payable to the Bank on the last day of the Term thereof in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a Schedule I Bank in Toronto for a period starting on the first business day following the date of such receipt or recovery and ending on the last day of the Term thereof. In addition the Borrower shall also pay to the Bank a breakage fee in respect to any such receipt of all or any part of an Advance in accordance with the Bank's usual practice.

23.5     Indemnities  Each Obligor undertakes to indemnify:

         (i) the Bank and the Bank's officers, directors, employees, agents, and delegates against any cost, claim, loss, expense (including legal fees) or liability (other than any cost, claim, loss, expense or liability incurred as a result of the Bank's own wilful misconduct or gross negligence) together with any VAT thereon, which any of them may reasonably sustain or incur as a consequence of the occurrence of any Event of Default or any default by such Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents (or any of them); and

         (ii) the Bank against any loss (other than any loss incurred as a result of the Bank's own wilful misconduct or gross negligence) it may suffer as a result of its funding an Advance requested by the Borrower hereunder but not made by reason of the operation of any one or more of the provisions hereof.

23.6 Unpaid Sums or Advances Any unpaid sum shall (for the purposes of this Clause 23 and Clause 15.1 (Changes in Circumstances)) be treated as an Advance and accordingly in this Clause 23 and Clause 15.1 (Changes in Circumstances) the term "Advance" includes any unpaid sum and "Term", in relation to an unpaid sum, includes each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Periods).

                                     Part 9

                                    PAYMENTS

24.      Currency of Account and Payment

24.1 Currency of Account Canadian Dollars is the currency of account and payment in respect of the Facility, for each and every sum at any time due from any of the Obligors under the Facility and, in connection therewith, in the other Finance Documents provided that:

         (i)      each payment pursuant to Clause 12.2 (Tax Indemnity) or Clause
                  15.1 (Changes in Circumstances) shall be made in the currency specified by the party acting reasonably and claiming thereunder; and

         (ii) any amount expressed to be payable in a currency other than Canadian Dollar shall be paid in that other currency.

24.2 Currency Indemnity If any sum due from any Obligor under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "first currency") in which the same is payable thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against such Obligor, (ii) obtaining an order or judgment in any court or other tribunal or
(iii) enforcing any order or judgment given or made in relation thereto, such Obligor shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between
(a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

25.      Payments

25.1 Payments to the Bank On each date on which any Finance Document requires an amount to be paid by any Obligor under any of the Finance Documents in respect of the Facility or otherwise to the Bank, such Obligor shall make the same available to the Bank:

          (i) where such amount is denominated in Canadian Dollars, by payment in Canadian Dollars for value on the day in question to the Bank via: (or such other account or bank as the Bank may have specified for this purpose);

          (ii) where such amount is denominated in United States Dollars, by payment in United States Dollars for value on the day in question to the Bank at the Facility Office unless the Bank has specified another address or account by written notice to the Borrower at least two business days prior to such payment.

          (iii)where such amount is denominated in any other currency, by payment in such currency for value on the day in question to the Bank's account number specified for such purpose.

25.2 Alternative Payment Arrangements If, at any time, it shall become impracticable (by reason of any action of any governmental authority or any change in law, exchange control regulations or any similar event) for any or all of the Obligors to make any payments hereunder in the manner specified in Clause
25.1 (Payments to the Bank), then such Obligor may agree with the Bank's alternative arrangements for the payment direct to the Bank of amounts due to the Bank hereunder provided that, in the absence of any such agreement with the Bank, such Obligor shall be obliged to make all payments due to the Bank in the manner specified herein.

25.3 No Set-off All payments required to be made by any Obligor under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

25.4 Interest Act (Canada) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid hereunder or in connection herewith is to be calculated on the basis of a year of 365 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 365 or such other period of time, as the case may be. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principal of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

25.5 Suspense Accounts Where and for so long as reasonably deemed necessary by the Bank for the purpose of maximising its recoveries in any winding-up, dissolution or administration then taking place or reasonably likely to occur, all moneys received, recovered or realised by the Bank by virtue of the Guarantee may, in that Bank's discretion, be credited to a suspense or impersonal account and may be held in such account for so long as the Bank thinks reasonably fit pending the application from time to time (as the Bank may think fit) of such moneys in or towards the payment and discharge of any amounts owing by any of the Obligors to the Bank hereunder.

25.6 Non-Business Days In the event that any payment required to be made under any Finance Document falls to be made on a day which is not a business day it shall be made on the next business day.

26.      Set-Off

Each Obligor authorises the Bank to apply any credit balance to which such Obligor is entitled on any account of such Obligor with the Bank in satisfaction of any sum due and payable from such Obligor to the Bank hereunder but unpaid; for this purpose, the Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. The Bank shall not be obliged to exercise any right given to it by this Clause 26. Nothing in this Clause 26 shall constitute an encumbrance.

                                     Part 10

                            FEES, COSTS AND EXPENSES

27.      Commitment Commission and Arranging Fee

27.1 The Borrower shall pay to the Bank a commitment commission of 0.35 percent per annum on the amount of the Bank's Available Commitment from day to day during the period beginning on the date hereof and ending on the Termination Date and payable quarterly in arrears on the last day of each quarter or, if not a business day, then the next business day immediately thereafter.

27.2 The Borrower shall pay to the Bank an arrangement fee in respect to the Commitment in the amount of 0.10 percent of the Commitment (being C$100,000), which fee has been fully earned by the Bank as a result of the Bank entering into of this Agreement whether or not any Advance is made by the Bank hereunder and is payable at closing.

28.      Costs and Expenses

28.1 Costs and Expenses The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all reasonable out-of-pocket costs and expenses (including reasonable legal fees, not to exceed C$25,000 plus disbursements) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.2 Preservations and Enforcement of Rights The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all costs and expenses (including reasonable legal fees) together with any VAT thereon reasonably incurred in or in connection with the preservation and/or enforcement of any of their rights under any of the Finance Documents except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.3 Stamp Taxes The Borrower shall pay all stamp, registration and other taxes to which any of the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Bank, indemnify the Bank against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

28.4 Guarantor's Liabilities for Costs If the Borrower fails to perform any of its obligations under this Clause 28, the Guarantor shall indemnify the Bank against any loss incurred by it as a result of such failure.

28.5 Waivers and Consents The Borrower shall, from time to time on demand of the Bank (and without prejudice to the provisions of Clause 28.2 (Preservations and Enforcements of Rights) and Clause 34.2 (Amendment Costs) compensate the Bank for all reasonable costs and expenses (including telephone, fax, copying and travel costs) incurred by the Bank in connection with its taking such action as it may deem appropriate in complying with any request by any Obligor in connection with:

          (a) the granting or proposed granting of any waiver or consent requested hereunder by any Obligor;

          (b)  any actual breach by any Obligor of its obligations hereunder;

          (c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or

          (d) any amendment or proposed amendment hereto requested by any Obligor.


                                     Part 11

                            ASSIGNMENTS AND TRANSFERS

29.      Benefit of Agreement

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and permitted Transferees and assigns.

30.      Assignments and Transfers by the Obligors

None of the Obligors shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except pursuant to a Permitted Disposal.

31.      Assignments and Transfers by the Bank

31.1 Assignments and Transfers The Bank may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 31.2 (Transfers by Bank) all or any of its rights, benefits and obligations hereunder or transfer its Facility Office provided that (save in the case of an assignment of rights and benefits to any Affiliate of the Bank) no such assignment or transfer may be of an amount of less than C$5,000,000 or may be made without the prior written consent of the Borrower such consent not to be unreasonably withheld or delayed (and, for the avoidance of doubt, it shall not be unreasonable for the Borrower to withhold or delay its consent in the case of an assignment of rights and benefits to any proposed assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by Standard & Poor's Ratings Services). Notwithstanding the foregoing, no consent from any Obligor shall be required with respect to any such assignment or transfer at any time after any notice has been delivered pursuant to Clause 22.18 (Acceleration and Cancellation).

31.2 Transfers by Bank If the Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 31.1 (Assignments and Transfers), then such transfer may be effected by the delivery to the Bank of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth business day after (or such earlier business day endorsed by the Bank on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Bank:

         (i) to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights, benefits and obligations hereunder, each Obligor and the Bank shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 31.2 as "discharged rights and obligations"); and

         (ii) each Obligor and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Obligor and such Transferee have assumed and/or acquired the same in place of such Obligor and the transferring Bank.

32.      Disclosure of Information

The Bank may disclose to any actual or potential assignee or Transferee or to any sub-participant in relation to any of the Finance Documents such information about the Obligors and the Group as the Bank shall consider appropriate provided that, prior to the disclosure of such information, it has obtained a duly completed confidentiality undertaking (substantially in the form set out in the Fifth Schedule (Form of Confidentiality Undertaking)) from such potential assignee, Transferee or sub-participant.

33.      Calculations and Evidence of Debt

33.1 Basis of Accrual Subject to Clause 25.4 (Interest Act (Canada)), interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed. Each rate of interest stipulated as an annual rate of interest pursuant to any Finance Document which is calculated with reference to a period (the "deemed interest period") that is less than the actual number of days in the calendar year of calculation is, for the purposes of disclosure required pursuant to the Interest Act (Canada), equivalent to such annual rate multiplied by the actual number of days in the calendar year of calculation and divided by the number of days in the deemed interest period.

33.2 Evidence of Debt The Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

33.3 Prima Facie Evidence In any legal action or proceeding arising out of or in connection with any of the Finance Documents, the entries made in the accounts maintained pursuant to Clause 33.2 (Evidence of Debt) shall be prima facie evidence of the existence and amounts of the obligations of the Obligors therein recorded.

33.4 Certificates of Bank A certificate of the Bank as to (i) the amount by which a sum payable to it hereunder is to be increased under Clause 12.1 (Tax Gross-Up) or (ii) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 12.2 (Tax Indemnity) or 15.1 (Changes in Circumstances) shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents and prima facie evidence in any legal action or proceeding arising out of or in connection with any of the Finance Documents. A certificate of the Bank as to the amount at any time due from the Borrower hereunder or the amount which, but for any of the obligations of the Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from the Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents.

34.      Amendments and Waivers

34.1 Amendments and Waivers Save as otherwise provided herein, any provision of any of the Finance Documents may be amended or supplemented only if the Borrower and the Bank so agree in writing.

34.2 Amendment Costs If any Obligor requests any amendment, supplement, modification or waiver in accordance with Clause 34.1 (Amendments and Waivers) then that Obligor shall within five business days of demand of the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by the Bank in the negotiation, preparation and execution of any written instrument contemplated by Clause 34.1 (Amendments and Waivers).

35.      Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Bank any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

36.      Partial Invalidity

If, at any time, any provision of any Finance Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Finance Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

38.      Maximum Rate of Return

Notwithstanding any provision to the contrary contained herein, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code, Statutes of Canada, 1985, C.46 as the same may be amended, replaced or re-enacted from time to time) payable hereunder exceed the effective annual rate of interest on the "credit advanced" (as defined in that section) hereunder lawfully permitted under that section and, if any payment, collection or demand pursuant to the Finance Documents in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Obligors and the Bank and the amount of such payment or collection shall be refunded to the applicable Obligor; for purposes hereof the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term of the loan on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Bank will be conclusive for the purposes of such determination.

38.      Notices

38.1 Communications in writing Each communication to be made under any Finance Document shall, unless otherwise stated, be made in writing but, unless otherwise stated, may be made by fax, telex or letter.

38.2 Delivery Any communication or document to be made or delivered by one person to another pursuant to any of the Finance Documents shall (unless that other person has by fifteen days' written notice to each Obligor or the Bank, as appropriate, specified another address) be made or delivered to that other person at the address identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) and shall be deemed to have been made or delivered when dispatched and the appropriate answer back received in the case of any communication made by telex) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address or (in the case of any communication made by fax) transmission has been completed and, in the case of the Bank, when received by the department or officer identified with the Bank's signature below (or such other department or officer as the Bank shall from time to time specify for this purpose).

38.3 English Language Each communication and document made or delivered by one party to another pursuant to any of the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

38.4 Notices Effective Each communication or document to be made or delivered to any Obligor hereunder shall be effective if made or delivered to the Guarantor.

39.      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

                                     Part 12

                              LAW AND JURISDICTION

40.      Law

This Agreement shall be governed by and shall be construed in accordance with the laws of the Province of Ontario.

41.      Jurisdiction

41.1 Ontario Courts Each of the parties hereto irrevocably agrees for the benefit of each other party hereto that any competent court in the Province of Ontario shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

41.2 Appropriate Forum Each Obligor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 41.1 (Ontario Courts) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

41.3 Service of Process Each Obligor agrees that the process by which any Proceedings are begun may be served on it by being delivered in connection with any Proceedings in Ontario, to the Borrower at its principal place of business in Ontario. If the appointment of the person mentioned in this Clause 41.3 ceases to be effective in respect of any or all of the Obligors, such Obligor or Obligors shall immediately appoint a further person in Ontario to accept service of process on its behalf in Ontario and, failing such appointment within 15 days, the Bank shall be entitled to appoint such a person by notice to such Obligor or Obligors. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

41.4 Non-exclusive Submissions The submission to the jurisdiction of the courts referred to in Clause 41.1 (Ontario Courts) shall not (and shall not be construed so as to) limit the right of the Bank to take Proceedings against any Obligor in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

41.5 Consent to Enforcement Each Obligor hereby consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

41.6 Waiver of Immunity To the extent that any Obligor may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

         AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Borrower

CAPITAL ONE INC.


By:

Address for Notices:       Suite 5800
                           40 King Street West
                           Toronto, Ontario
                           M5H 3Z7

With a copy to:

                           Director of Corporate Funding
                           Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102
                           Fax: 703-875-1099
                           Email: Steve.Linehan@capitalone.com


The Guarantor

CAPITAL ONE FINANCIAL CORPORATION


By:

Address for Notices:       c/o Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102
                           Attention:  Director of Corporate Funding
                           Fax:  703-875-1099
                           Email:  Steve.Linehan@capitalone.com

The Bank

BANK OF MONTREAL


By:
         Name:
         Title:

Wiring Instructions:
Bank of Montreal, Montreal, for further payment to Bank of Montreal, Transit:0002
Main Branch, First Canadian Place,
Toronto, Ontario, M5X1A1
Account number:  TR:0002,-1042-242
Re:  Capital One, Inc.
Attn:  Sattee Goonsammy 416-867-6978

If any questions:  Rebecca Scharffe
                       Deal Specialist
                           (312) 750-3806
                           (312) 750-1790 -fax

Address for Notices:       U.S. Financial Institutions

                           115 South LaSalle Street

                           12th Floor West

                           Chicago, IL 60603


Attention:  Inba Ponnusamy

                               THE FIRST SCHEDULE

                          Form of Transfer Certificate

To:      Bank of Montreal


                              TRANSFER CERTIFICATE


Relating to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 whereby a C$100,000,000 revolving credit facility was made available to Capital One Inc. as borrower under the guarantee of Capital One Financial Corporation as guarantor by Bank of Montreal.

1. Terms defined in the Facility Agreement shall, subject to any contrary indication, have the same meanings herein. The term Transferee is defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "Commitment" and "Advance(s)" accurately summarises its Commitment and/or, as the case may be, the Term and Repayment Date of one or more existing Advances made by it and (ii) requests the Transferee to accept and procure the transfer to the Transferee of the portion specified in the schedule hereto of, as the case may be, its Commitment and/or such Advance(s) by counter-signing and delivering this Transfer Certificate to the Bank at its address for the service of notices specified in the Facility Agreement.

3. The Transferee hereby requests the Bank to accept this Transfer Certificate as being delivered to the Bank pursuant to and for the purposes of Clause 31.2 (Transfers by Bank) of the Facility Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Facility Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or the Guarantor.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Facility Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facility Agreement will be assumed by it after delivery of this Transfer Certificate to the Bank and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or the Guarantor or for the performance and observance by the Borrower or the Guarantor of any of its obligations under the Facility Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Facility Agreement (or any document relating thereto) shall oblige the Bank to (i) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Facility Agreement transferred pursuant hereto or
(ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the nonperformance by the Borrower, the Guarantor or any other party to the Facility Agreement (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (i) or (ii) above.

8. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the Province of Ontario.

                                  THE SCHEDULE


1.       Transferee:

2.       Transfer Date:

3.       Commitment Portion Transferred

4.       Advance(s):

         Term and Repayment Date Portion Transferred

         Administrative Details of Transferee

         Address:

         Contact Name:

         Account for Payments

         Facsimile:

         Telephone:

                               THE SECOND SCHEDULE

                          Condition Precedent Documents

1.       In relation to each Obligor:

          (i) a copy, certified to be a true copy by a duly authorised officer of such Obligor, of the Memorandum and Articles of Association (or equivalent documents) of such Obligor;

          (ii) a copy, certified to be a true copy by a duly authorised officer of such Obligor, of a Board Resolution (or, as appropriate, a resolution of the Executive Committee, but in such case accompanied by the authorization of such Executive Committee so to act) of such Obligor approving the execution, delivery and performance of the Finance Documents to which it is a party and the terms and conditions hereof and authorising a named person or persons to sign the Finance Documents to which it is a party and any documents to be delivered by such Obligor pursuant hereto; and

          (iii)a certificate of a duly authorised officer of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, the Finance Documents to which it is a party and any documents to be delivered by such Obligor pursuant hereto.

2. An opinion of Smith Lyons, Canadian counsel to the Borrower, in substantially the form distributed to the Bank prior to the execution hereof.

3. A copy, certified to be a true copy by a duly authorised officer of the Guarantor, of the Original Financial Statements of such Obligor.

4.       The Guarantee.

5. Evidence that the credit facility for Capital One Finance Company and Capital One Inc. provided pursuant to the credit facility agreement dated 29 August 1997 has been repaid in full and cancelled.

                               THE THIRD SCHEDULE

                               Utilisation Request


                               Please see attached

                               [Intrader Printout]

                               THE FOURTH SCHEDULE

                         Form of Compliance Certificate


To:      Bank of Montreal


Dear Sirs

Capital One - Compliance Certificate


We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between Capital One Inc. as borrower, Capital One Financial Corporation as guarantor and Bank of Montreal as the Bank. Terms defined in the Facility Agreement shall bear the same meanings in this Certificate.

I, [ ], a duly authorized officer of Capital One Financial Corporation hereby certify that to the best of my knowledge, information and belief as at [insert date]:

A.       the Borrower's Net Worth is as follows:

         [amount of Net Worth]      $U.S.     o

B.       In the case of the Borrower:-

         (a)      the ratio of its Debt to Total Capital is [ ]

         (b)      the ratio of its Equity to Total Assets is [  ]

         (c)      the ratio of its Eligible Assets to Debt is [ ]

C.       In the case of the Guarantor:-

         (a)      its Delinquency Ratio is [   ]%

         (b)      the ratio of its Tier 1 Capital to Managed Receivables is [  ]

         (c)      its Tangible Net Worth is [  ]        $U.S.  o

         (d)      its Leverage Ratio is [   ]

         (e)      its Double Leverage Ratio is [   ]


I confirm that to the best of my knowledge and belief, having made due enquiry no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 33 (Amendments and Waivers) and the Group was in compliance with all of the covenants contained in Clause 19 (Financial Condition) of the Facility Agreement as at [ ].

                                       Yours faithfully

                                       ....................................
                                       Name:
                                       Title:
                                       Capital One Financial Corporation

                               THE FIFTH SCHEDULE

                       Form of Confidentiality Undertaking

From: Bank of Montreal
         [Address]
         and
         Capital One Financial Corporation
         [Address]

To:      [Prospective Recipient]
         [Date]

Dear Sirs,

Capital One - Confidentiality Agreement

We refer to our conversations about the facility for Capital One Inc. ("COI") (the "Transaction") and to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between COI as borrower, Capital One Financial Corporation as guarantor and Bank of Montreal as the Bank. Following our receipt of a copy of this letter countersigned by you, we may give you certain structural concepts, information and documents relating to the Transaction (together the "Information").

In this letter, the "Bank Group" means Bank of Montreal and its subsidiary undertakings, parent undertakings and fellow subsidiary undertaking and the "Capital One Group" means Capital One Financial Corporation and its subsidiaries and affiliates.

In return for us agreeing to provide you with certain Information, you agree as follows:

(a) You shall hold in strict confidence all Information disclosed to you by us or on our behalf and agree that such Information is supplied solely to help you in deciding whether you want to participate in the Transaction and will solely be used by you for that purpose. Despite this obligation, you may disclose
Information:

          (i) to your advisers who need to know such Information for the purpose of evaluating the Transaction;

          (ii) which, except through a failure by you or any adviser to comply with an undertaking as to confidentiality, is in the public domain; and

          (iii)to bank supervisory authorities, statutory auditors or examining authorities, if you are obliged by law or regulation to disclose the Information to them.

         If you have to disclose any Information under sub-paragraph (iii) above, you will give us such prior notice of that disclosure as is reasonably practicable.

(b) You shall get your advisers to give us an undertaking in the form of this letter before letting them see any of the Information. You shall be responsible for any breach by your advisors of any such undertaking.

(c) At our request, you shall provide us with details of all advisers to whom any Information has been, or is to be, disclosed.

(d) You acknowledge that no member of the Bank Group is responsible for the accuracy and/or completeness of any Information. You shall be solely responsible for making your own independent appraisal and investigation of the Transaction and all parties connected with the Transaction (the "Transaction Parties"). You shall not rely upon any member of the Bank Group (now or hereafter) (1) to check the accuracy and/or completeness of any Information, or (2) to assess or review any aspect of the Transaction or any Transaction Party. Accordingly, except in the case of fraud, the Bank Group accepts no responsibility or liability to you (whether for negligence or otherwise).

(e)      You acknowledge that:

         (i) members of the Bank Group may,  now and in the  future,  have other
investment  and  commercial   banking,   trust  and  other   relationships  with
Transaction Parties and with other parties ("Other Parties");

         (ii) as a result of these other relationships, members of the Bank Group may have or get information about Other Parties, Transaction Parties and/or the Transaction or which may be relevant to any of these. Despite this, no member of the Bank Group will have to disclose such information, or the fact that it is in possession of such information, to you;

         (iii) members of the Bank Group may, now and in the future, have fiduciary or other relationships under which it, or they, may exercise voting power over securities of various persons. Those securities may, from time to time, include securities of Transaction Parties; and

         (iv) each member of the Bank Group may exercise such voting powers, and otherwise perform its functions in connection with such fiduciary or other relationships, without regard to its relationship to the Transaction Parties and/or the Transaction.

(f) You will return to us all documents evidencing the Information together with any copies of the Information, promptly upon either (1) your decision not to participate in the Transaction or (2) a request by us to do so.

(g) You agree that the delivery to you of Information does not constitute any representation or warranty by Bank Group as to the accuracy or completeness of that Information.

This letter embodies the entire agreement between you and us relating to the Information. It supersedes any prior agreement or understanding (oral or in writing) relating to the Information. It may not be amended or waived except in writing.

You acknowledge that you have not relied on any representation other than those set out in this letter. We are not liable to you for any representation (other than any fraudulent representation) that is not set out in this letter.

You acknowledge that, except where otherwise indicated, your obligations under this letter are for the benefit of both the Capital One Group and the Bank Group and can be enforced by either.

This letter and all claims arising from or in connection with it are governed by, and are to be construed in accordance with the laws of the Province of Ontario. You submit, for our benefit, to the jurisdiction of the Ontario courts for the resolution of any dispute arising in connection with this letter.

Please sign, date and return to us the enclosed copy of this letter to confirm your agreement to the above,

Yours faithfully



 ........................................
for and on behalf of
Bank of Montreal



 ........................................
for and on behalf of
Capital One Financial Corporation

[On Copy]:

Agreed and Accepted

for and on behalf of
[Prospective Recipient]


 ........................................
Dated [                             ]

                               THE SIXTH SCHEDULE
                                Form of Guarantee

GUARANTEE dated as of August 10, 2000 made by CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), in favour of Bank of Montreal (including any and all branches or offices thereof, the "Bank").

WHEREAS, Capital One Inc., a direct wholly owned Canadian subsidiary of the Guarantor has entered into a Revolving Credit Facility Agreement dated as of the date hereof (as from time to time amended, the "Facility Agreement") providing a revolving facility by the Bank to the Borrower (as defined in the Facility Agreement) (the "Facility") in a principal amount up to but not exceeding C$100,000,000; and

WHEREAS, the Guarantor has determined that the making of the Facility to the Borrower will be financially beneficial to the Borrower and the Guarantor;

NOW, THEREFORE, to induce the Bank to enter into the Facility Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

1. Definitions Except as otherwise expressly provided herein, terms defined in the Facility Agreement are used herein as defined therein.

2.       The Guarantee

2.1      The Guarantee The Guarantor hereby:

         (a) guarantees to the Bank and its successors and assigns the prompt payment in full when due of all obligations of the Borrower now or hereafter existing under the Facility Agreement, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"); and

         (b) agrees as a primary obligation to indemnify the Bank from time to time on demand from and against any loss incurred by it as a result of the Facility Agreement being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to the Bank, the amount of such loss being the amount which the Bank would otherwise have been entitled to recover from the Borrower.

2.2 Obligations Unconditional The Guarantor acknowledges that the obligations undertaken by it under this Guarantee are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Guarantor agrees that:

         (a) Without affecting the enforceability or effectiveness of this Guarantee in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Guarantor, or the rights, remedies, powers and privileges of the Bank under this Guarantee, the Bank may, at any time and from time to time and without notice or demand of any kind or nature whatsoever except as expressly required by applicable law:

                  (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);

                  (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Finance Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Finance Document or any such other instrument or any term or provision of the foregoing;

                  (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, any Finance Document, any existing security in relation to all or any part of the Guaranteed Obligations or any collateral now or in the future constituting security for the Guaranteed Obligations;

                  (iv) accept or receive (including from any other guarantor of all or any part of the Guaranteed Obligations, if any) partial payments or performance of the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

                  (v) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Bank may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral for or guarantee of (including without limitation any letter of credit, if any, issued with respect to) all or any part of the Guaranteed Obligations;

                  (vi) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the
                           Borrower or any other person (including without limitation any other guarantor of all or any part of the Guaranteed Obligations, if any);

                  (vii) proceed against the Borrower or the Guarantor or any collateral in such order and such manner as the Bank may, in its discretion, determine;

                  (viii) enter into such other transactions or business dealings with the Borrower, any Subsidiary or Affiliate of the Borrower or the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations as the Bank may desire; and

                  (ix) do all or any combination of the actions set forth in this Section 2.2(a) or take any other actions or fail to take any actions to the fullest extent permissible under applicable law in respect of the Guaranteed Obligations.

         (b) The enforceability and effectiveness of this Guarantee and the liability of the Guarantor, and the rights, remedies, powers and privileges of the Bank, under this Guarantee shall not be affected, limited, reduced, discharged or terminated, and the Guarantor hereby expressly waives, to the fullest extent permitted by law, any defense now or in the future arising, by reason of:

                  (i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Finance Document or any other agreement relative to all or any part of the Guaranteed Obligations;

                  (ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Borrower or any other guarantor of all or any part of the Guaranteed Obligations (including without limitation any issuer of any letter of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

                  (iii) the illegality, invalidity or unenforceability of any security or guarantee (including without limitation any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

                  (iv) the cessation, for any cause whatsoever, of the liability of the Borrower or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.5 hereof, by reason of the full payment and performance of all Guaranteed Obligations);

                  (v) any failure of the Bank to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any other person or to take any action whatsoever to mitigate or reduce such or any other guarantor's liability under this Guarantee, the Bank being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Borrower may be in default of its obligations under any Finance Document;

                  (vi) any counterclaim, set-off or other claim which the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations has or alleges to have with respect to all or any part of the Guaranteed Obligations;

                  (vii) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any person;

                  (viii) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Obligor, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

                  (ix) any action taken by the Bank that is authorized by this Section 2.2 or otherwise in this Guarantee or by any other provision of any Finance Document or any omission to take any such action;

                  (x) any change in the direct or indirect ownership or control of the Borrower or of any shares or ownership interests thereof; or

                  (xi) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor of all or any part of the Guaranteed Obligations.

         (c) The Guarantor expressly waives, for the benefit of the Bank, all set-offs and counterclaims and all diligence, presentment, demand for payment or performance, notices of nonpayment or nonperformance, protest, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever, and any requirement that the Bank, exhaust any right, power or remedy or proceed against the Borrower under the Facility Agreement or any other agreement referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations, and all notices of acceptance of this Guarantee or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. The Guarantor further expressly waives the benefit of any and all statutes of limitation to the fullest extent permitted by applicable law.

         (d) The Guarantor represents and warrants to the Bank that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrower and its properties on a continuing basis and that the Guarantor is now and will in the future remain fully familiar with the business , operations and condition (financial and otherwise) of the Borrower and its properties. The Guarantor further represents and warrants that it has reviewed and approved each of the Finance Documents and is fully familiar with the transactions contemplated by the Finance Documents and that it will in the future remain fully familiar with such transaction and with any new agreements relating to the Facility. The Guarantor hereby expressly waives and relinquishes any duty on the part of the Bank (should any such duty exist) to disclose to such or any other guarantor of all or any part of the Guaranteed Obligations any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrower or its properties or to any Finance Document or the transactions under-taken pursuant to, or contemplated by, any such Finance Document, whether now or in the future known by the Bank.

         (e) The Guarantor intends that its rights and obligations shall be those expressly set forth in this Guarantee and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guarantee.

2.3 Understanding With Respect to Waivers and Consents The Guarantor represents, warrants and agrees that each of the waivers and consents set forth in this Guarantee is made voluntarily and unconditionally. If, notwithstanding the intent of the parties that the terms of this Guarantee shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

2.4 Taxes The provisions of Clauses 12, 13 and 14 of the Facility Agreement shall apply mutatis mutandis to this Guarantee to the extent that such provisions relate to payment obligations of the Guarantor under this Guarantee.

2.5 Reinstatement The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or the like under any bankruptcy, insolvency or similar law.

2.6 Subrogation The Guarantor hereby agrees that, until the final payment and satisfaction in full of all Guaranteed Obligations and the expiration or termination of the Commitment of the Bank under the Facility Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 2.1 hereof, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

2.7 Remedies The Guarantor agrees that, as between the Guarantor and the Bank, the obligations of the Borrower under the Facility Agreement may be declared to be forthwith due and payable as provided in Part 7 of the Facility Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Part 7) for purposes of Section 2.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.1.

2.8 Manner of Payment The Guarantor shall make any payment required to be made hereunder in lawful money as specified in Clause 24 of the Facility Agreement and in same day funds to the Bank at the place specified for payments in the Facility Agreement, without set-off, counterclaim or other defense and free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any jurisdiction or by any political subdivision or taxing authority thereof or therein (whether pursuant to Delaware law or otherwise).

3. Representations and Warranties The Guarantor represents and warrants to the Bank that all the representations and warranties pertaining to the Guarantor contained in the Facility Agreement are true and correct as of the date the same are deemed to be made or repeated under Clause 18.15 of the Facility Agreement by reference to the facts and circumstances then existing.

4.       Covenants

4.1 General Covenants The Guarantor agrees that until the final payment in full of the Guaranteed Obligations it will comply with each of the covenants pertaining to the Guarantor under Clauses 19 to 21 of the Facility Agreement.

4.2 Regulatory Capital The Guarantor will cause each of its Insured Subsidiaries to be (and each of Capital One Bank and Capital One, F.S.B. so long as it is an Insured Subsidiary to be) at all times "adequately capitalized" for purposes of 12 U.S.C. ss. 1831o, as amended, re-enacted or redesignated from time to time, and at all times to maintain such amount of capital as may be prescribed from time to time, whether by regulation, agreement or order, by each Bank Regulatory Authority having jurisdiction over such Insured Subsidiary.

For the purposes of this Clause 4.2, "Insured Subsidiary" shall mean any insured depositary institution (as defined in 12 U.S.C. ss.1813(c) (or any successor provision), as amended, re-enacted or redesignated from time to time), that is controlled (within the meaning of 12 U.S.C. ss.1841 (or any successor provision), as amended, re-enacted or redesignated from time to time), by the Guarantor.

4.3 Further Assurances The Guarantor shall from time to time upon the written request of the Bank, execute and deliver such further documents and do such other acts and things as the Bank may reasonably request in order fully to effect the purposes of this Agreement.

5.       Miscellaneous

5.1      Governing Law; Submission to Jurisdiction

(a) This Guarantee shall be governed by, and construed in accordance with, the law of the Province of Ontario.

(b) The Guarantor hereby submits to the nonexclusive jurisdiction of the courts of the Province of Ontario for the purposes of all legal proceedings arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor hereby irrevocably appoints Smith Lyons, Suite 5800, Scotia Plaza, 40 King Street West, M5H 3Z7 (the "Process Agent") as its true and lawful attorney-in-fact to receive service of all writs, summons and other process in connection with any such legal proceedings in Ontario and agrees that the failure of the Process Agent to convey any such process to the Guarantor shall not impair or affect the validity thereof or of any judgment based thereon.

(c) The Guarantor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.


5.2 Waiver of Jury Trial THE GUARANTOR AND THE BANK HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.3 Notices All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

5.4 Waivers, Etc. The terms of this Guarantee may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Bank.

5.5 Successors and Assigns This Guarantee shall be binding upon and inure to the benefit of the parties and their respective successors and assigns (provided, however, that the Guarantor shall not assign or transfer any of its rights hereunder without the prior written consent of the Bank).

5.6 Counterparts This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Guarantee by signing any such counterpart.

5.7 Severability If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favour of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered as of the day and year first above written.



The Guarantor

CAPITAL ONE FINANCIAL CORPORATION


By:  ...................................

Address for Notices:       c/o Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102

Attention:                 Director of Corporate Funding


The Bank

BANK OF MONTREAL

By:  ...........................

By:  ...........................

Address for Notices:


Attention:

Exhibit 10.2
                                  $100,000,000

                       REVOLVING CREDIT FACILITY AGREEMENT

                                     between

                                CAPITAL ONE INC.
                                   as borrower

                        CAPITAL ONE FINANCIAL CORPORATION
                                  as guarantor

                                       and

                                 BANK ONE CANADA
                                    as lender



                                 August 10, 2000

                                TABLE OF CONTENTS


Part 1
   1. Interpretation...........................................................1
Part 2
   2. Grant of Facility........................................................8
   3. Purpose..................................................................8
   4. Conditions Precedent.....................................................8
Part 3
   5. Utilisation of Facility..................................................9
Part 4
   6. Making of Advances.......................................................9
   7. Payment of Interest.....................................................10
   8. Calculation of Interest.................................................10
   9. Repayment of Advances...................................................10
Part 5
   10. Cancellation...........................................................10
   11. Prepayment.............................................................11
Part 6
   12. Taxes..................................................................11
   13. Tax Receipts...........................................................12
   14.  Tax Undertaking by the Bank and Tax Refunds...........................13
   15. Increased Costs........................................................13
   16. Illegality.............................................................15
   17. Mitigation.............................................................15
Part 7
   18. Representations........................................................16
   19. Financial Information..................................................18
   20. Financial Condition....................................................19
   21. Covenants..............................................................24
   22. Events of Default......................................................25
Part 8
   23. Default Interest and Indemnity.........................................29
Part 9
   24. Currency of Account and Payment........................................31
   25. Payments...............................................................31
   26. Set-Off................................................................33
Part 10
   27. Commitment Commission and Arranging Fee................................33
   28. Costs and Expenses.....................................................33
Part 11
   29. Benefit of Agreement...................................................34
   30. Assignments and Transfers by the Obligors..............................35
   31. Assignments and Transfers by Bank......................................35
   32. Disclosure of Information..............................................35
   33. Calculations and Evidence of Debt......................................36
   34. Amendments and Waivers.................................................36
   35. Remedies and Waivers...................................................37
   36. Partial Invalidity.....................................................37
   37. Maximum Rate of Return.................................................37
   38. Notices................................................................37
   39. Counterparts...........................................................38
Part 12
   40. Law....................................................................38
   41. Jurisdiction...........................................................38

THIS AGREEMENT is made as of the 10th day of August, 2000

BETWEEN

(1)      CAPITAL ONE INC. (the "Borrower");

(2)      CAPITAL ONE FINANCIAL CORPORATION as guarantor (the "Guarantor"); and

(3)      BANK ONE CANADA (the "Bank").


NOW IT IS HEREBY AGREED as follows:

                                     Part 1

                                 INTERPRETATION

1.       Interpretation

1.1      Definitions In this Agreement:

"Advance" means any advance made or to be made pursuant to the terms hereof;

"Affiliate" means any person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another person or any Subsidiary of such other person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or by contract or otherwise;

"Available Commitment" means, at any time, the Commitment less the Outstandings at such time;

"Bank Regulatory Authority" shall mean the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Minister of Finance, Office of the Superintendent of Financial Institutions, Bank of Canada, the Canadian Deposit Insurance Corporation and all other relevant bank and provincial regulatory authorities (including, without limitation, relevant state and provincial bank regulatory authorities);

"Canadian Prime Rate" means, in relation to any Advance or unpaid sum and any date, the higher of (i) the rate announced from time to time by the Bank as its prime lending rate on such date for Canadian Dollar denominated commercial loans made in Canada and in force on such date and (ii) the rate at which the Bank is offering at or about 10:00 a.m. (Toronto, Ontario, Canada time) to purchase bankers' acceptances on such date in respect of a bankers' acceptance with a term of 30 days, plus 1.00 percent;

"Canadian Qualified Lender" shall have the meaning ascribed to it in Clause 12.1
 (Tax Gross-Up);

"Commitment" shall have the meaning ascribed to it in Clause 2 (Grant of Facility);

"Compliance Certificate" means a certificate demonstrating compliance with the covenants set forth in Clause 20 (Financial Condition) as of the date specified in such certificate, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate);

"Cost of Funds Rate" means the rate of interest, expressed as an annual percentage, quoted by the Bank to the Borrower from time to time and at any time as the Bank's cost in making available an amount of Canadian Dollars equal to the amount of the relevant Utilisation for the relevant Term;

"Event of Default" means any of those events specified in Clause 22 (Events of Default);

"Facility" means the revolving creditfacility granted to the Borrower hereunder;

"Facility Office" means, in respect of the Bank, the office in Canada set forth opposite the Bank's name in the signature page below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office in Canada as it may from time to time notify to the Borrower;

"Final Maturity Date" means the day which is 364 days after the date hereof; provided that if the Final Maturity Date determined as aforesaid would fall on a day which is not a business day, it shall be the immediately preceding business day which is a business day in Toronto, Canada and Falls Church, Virginia;

"Finance Documents" means each of this Agreement, the Guarantee, any Compliance Certificate, any notice delivered in connection herewith or therewith and any other agreement or document designated as such by the Bank and the Borrower;

"Group" means, at any time, the Guarantor and each of its Subsidiaries at such time;

"Guarantee" means the guarantee of even date herewith to be given by the Guarantor in favour of the Bank in substantially the form set out in the Sixth Schedule (Form of Guarantee);

"Lien" means, with respect to any property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property. For purposes of this Agreement, a person shall be deemed to own subject to a Lien any property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such property;

"Margin" means, at any time, ____% per annum;

"Material Adverse Effect" means with respect to an Obligor, a material adverse effect on (a) the property, business, operations, financial condition, prospects or capitalization of such Obligor and its Subsidiaries taken as a whole, (b) the ability of such Obligor to perform its obligations under the Finance Documents to which it is a party, (c) the validity or enforceability of the obligations of such Obligor under the Finance Documents to which it is a party, (d) the rights and remedies of the Bank against such Obligor or (e) the timely payment of the principal of or interest on or in connection with any Advance or other amounts payable by such Obligor in connection therewith;

"Obligors" means, collectively, the Borrower and the Guarantor and "Obligor" means either one of the Borrower and the Guarantor;

"Original Financial Statements" means:

         (i) in relation to the Guarantor, its audited consolidated financial statements for its financial year ended 31 December, 1999 together with its consolidated management accounts for its financial period ended 31 March, 2000;

         (ii) in relation to the Borrower, a statement of such financial information concerning the Borrower included in the consolidated financial statements for the year ended 31 December, 1999 supplied pursuant to paragraph (i) so certified by an officer of the Guarantor together with its consolidated management accounts for its financial period ended 30 June, 2000;

"Outstandings" means, at any time, the aggregate of each outstanding Advance at such time;

"Permitted Disposal" means any of the following:

(i) the merger or consolidation of any Affiliate of any Obligor with or into, or the transfer by such Affiliate of all or substantially all of its business or property to (x) such Obligor if such Obligor is the continuing, surviving or transferee corporation or (y) any other Affiliate of such Obligor;

(ii) the merger or consolidation of any Obligor with or into, or the transfer by any Obligor of all or substantially all of its business or property, to any Affiliate of such Obligor if such Affiliate is the continuing, surviving or transferee entity, such Affiliate expressly assumes the obligations of the Obligor hereunder and such Affiliate, following such merger, consolidation or transfer, has a Tangible Net Worth (as defined in Clause 20.3 (Definitions of Financial Terms) at least equal to that of the Obligor immediately prior thereto;

(iii)             the merger or  consolidation  of any  Obligor  with or into
                  any  other  person,   or  the  transfer  by  any  such  person
                  of all or substantially all of its business or property to any Obligor, or the transfer by an Obligor of all or substantially all of its business or property to any such person so long as (x) no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom, (y) such person, if the continuing, surviving or transferee entity, expressly assumes the obligations of such Obligor hereunder and (z) such Obligor or such person, as appropriate, following such merger, consolidation or transfer, has a Tangible Net Worth (as defined in Clause 20.3
                 (Definitions  of Financial  Terms)  at least  equal  to that of such  Obligor  immediately  prior thereto;

(iv) the merger or consolidation of any Affiliate of any Obligor with or into, or the transfer by any such person of all or substantially all of its business or property to any other person so long as no Event of Default (other than pursuant to Clause 21.4 (Disposals) has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom; and

(v) the sale by any Obligor or any Affiliate of any Obligor of credit card loans and other finance receivables pursuant to securitizations.

"Potential Event of Default" means any event that with notice or lapse of time or both would become an Event of Default;

"Receivables" means, with respect to any Obligor, any amount owing, from time to time, with respect to a credit card, consumer revolving or consumer installment loan account, home equity line of credit or residential mortgage loan account or other consumer receivable owned by such Obligor, including, without limitation, amounts owing for payment of goods and services, cash advances, convenience checks, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products, and any other receivables arising out of financing transactions by such Obligor; provided that the term "Receivables" shall not include any of the foregoing that is subject to a securitization effected in the ordinary course of business;

"Repayment Date" means, in relation to any Advance, the last day of the Term thereof or, if such day is not a business day, the next business day following;

     "Requested Amount" means, in relation to any Utilisation Request, the aggregate principal amount of the Advance requested;

"Restricted Shares" means, with respect to any Obligor, shares of stock of or other ownership interests in such Obligor or any Subsidiary thereof engaged primarily in the extension of consumer credit to third parties or securitizations of receivables related to such extension of consumer credit, excluding without limitation any such ownership interests of any Obligor in America One Communications, Inc.;

"Rollover Advance" means an Advance which is used to refinance an existing Advance and which is the same amount as such maturing Advance and is to be drawn on the day such maturing Advance is to be repaid;

     "Schedule I Bank" means a banking entity which is named in Schedule I of the Bank Act (Canada) S.C. 1991 C.46, as such schedule may be amended from time to time;

"Schedule II Bank" means a Canadian Subsidiary of a non-resident banking entity, which Subsidiary is named in Schedule II of the Bank Act (Canada) S.C. 1991 C.46, as such schedule may be amended from time to time;

"Subsidiary" of any corporation (the "Parent") means any other corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such other corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Parent or by the Parent and/or one or more Subsidiaries of the Parent, and shall include any corporation that is a direct or indirect Subsidiary of any such first mentioned Subsidiary;

"Term" means, in relation to any Advance, the period for which such Advance is borrowed as specified in the Utilisation Request relating thereto;

"Termination Date" means the day falling one month prior to the Final Maturity Date;

"Transfer Certificate" means a certificate substantially in the form set out in the First Schedule (Form of Transfer Certificate) signed by the Bank and a Transferee whereby:

         (i) the Bank seeks to procure the transfer to such Transferee of all or a part of the Bank's rights and obligations hereunder upon and subject to the terms and conditions set out in Clause 31 (Assignments and Transfers by Bank); and

         (ii) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Bank as is contemplated in Clause 31.2 (Transfers by Bank);

"Transfer Date" means, in relation to any Transfer Certificate, the date for the
making  of  the  transfer  as  specified  in  the  schedule  to  such   Transfer
Certificate;

"Transferee" means a bank or other financial institution to which the Bank seeks to transfer or, as the case may be, has transferred all or part of the Bank's rights and obligations hereunder; "Utilisation" means a utilisation of the Facility hereunder;

"Utilisation Date" means the date of a Utilisation, being the date on which the Advance in respect thereof is to be made; and

"Utilisation Request" means a notice given to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) in the form set out in the Third Schedule (Utilisation Request).

1.2      Interpretation. Any reference in this Agreement to:

the "Bank" shall be construed so as to include its and any subsequent successors, permitted Transferees and permitted assigns in accordance with their respective interests;

a document is in an "agreed form" when it has been initialled or signed by or on behalf of the Borrower, the Guarantor and the Bank;

a "business day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in Toronto, Ontario, Canada;

a "Clause" shall, subject to any contrary indication, be construed as a reference to a clause hereof;

"financial indebtedness" shall be construed, with respect to any person, as a reference to any indebtedness of such person for or in respect of:

     (i) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person);

     (ii) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;

     (iii) indebtedness of others secured by an encumbrance on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person;

     (iv) contingent and non-contingent obligations of such person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such person;

     (v) capital lease obligations of such person (being all obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP (as defined in Clause 20.3 (Definition of Financial Terms) or in any similar or equivalent manner under the relevant generally accepted accounting principles applicable to the preparation of such person's financial statements if these are other than GAAP) and, for the purposes of this Agreement, the amount of such obligations shall be the capitalised amount thereof, determined in accordance with GAAP (as so defined); and

     (vi) financial indebtedness of others guaranteed by such person;

a "holding company" of a person shall be construed as a reference to any person of which the first-mentioned person is a Subsidiary;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a "Part" shall, subject to any contrary indication, be construed as a reference to a part hereof;

a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or province or agency of a state or province or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

a "Schedule" shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

"tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

"VAT" shall be construed as a reference to any goods and services tax under Canadian law and any other similar tax under any other jurisdiction, including, in each case, similar tax which may be imposed in place thereof from time to time;

a "wholly-owned subsidiary" of a person shall be construed as a reference to any person which has no other members or shareholders except that other person and that other person's wholly-owned Subsidiaries or persons acting on behalf of that other person or its wholly-owned Subsidiaries; and

the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including, without limitation, being subject to or the seeking of liquidation, bankruptcy, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors or compromise, arrangement or proposals with creditors.

1.3 Currency "C$" and "Canadian Dollars" denote the lawful currency of Canada from time to time.

1.4 "US$" and "United States Dollars" denote the lawful currency of the United States of America from time to time.

1.5 References Save where the contrary is indicated, any reference in this Agreement to:

         (i) this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, restated, varied, novated or supplemented;

         (ii) a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

         (iii)a time of day shall be construed as a reference to Toronto; Ontario time; and

         (iv) a person, shall mean that person's successor, permitted transferee or assignee.

1.6 Headings Clause, Part and Schedule headings are for ease of reference only.

                                     Part 2

                                  THE FACILITY

2.       Grant of Facility

         The Bank grants to the Borrower upon the terms and subject to the conditions hereof, a revolving credit facility in a total aggregate amount of C$100,000,000 (the "Commitment").

3.       Purpose

3.1 Purpose The Facility is intended for the general corporate purposes of the Borrower, and, accordingly, the Borrower shall apply all amounts borrowed by it hereunder in or towards satisfaction of such purposes.

3.2 Application Without prejudice to the obligations of the Borrower under Clause 3.1 (Purpose), the Bank shall not be obliged to concern itself with the application of amounts raised by the Borrower hereunder.

4.       Conditions Precedent

4.1 Save as the Bank may otherwise agree, the Bank shall be under no obligation hereunder unless the Bank has received (or waived receipt of) all of the documents listed in the Second Schedule (Condition Precedent Documents) and that each is, in form and substance, satisfactory to the Bank.

4.2 The Bank shall, on request by the Borrower, certify in writing whether or not it has received or waived receipt of any of the documents listed in the Second Schedule (Condition Precedent Documents) and whether each is in form and substance satisfactory to it.

                                     Part 3

                             UTILISATION OF FACILITY

5.       Utilisation of Facility

5.1 Delivery of a Utilisation Request The Borrower may from time to time utilise the Facility by delivering to the Bank, by no later than 10:30 a.m. on the proposed Utilisation Date, a duly completed Utilisation Request. The Bank shall, upon receipt of a duly completed Utilisation Request, advance the Requested Amount to the Borrower by no later than 3:00 p.m. on the Utilisation Date.

5.2 Utilisation Request Each Utilisation Request delivered to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be irrevocable and shall specify:

         (i)  the proposed Utilisation Date;

         (ii) the Requested  Amount (to be determined in accordance  with Clause
              5.3 (Requested Amount));

         (iii)the Term in question which will begin on the proposed Utilisation Date and end on a business day, will not exceed 90 days in duration and will expire on or before the Final Maturity Date; and

         (iv) the account to which the proceeds of the proposed Utilisation are to be paid.

5.3 Requested Amount The Requested Amount to be specified in a Utilisation Request delivered pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be in a minimum amount of C$100,000 and an integral multiple of C$100,000.

                                     Part 4

                                  THE ADVANCES

6.   Making of Advances

If the Borrower notifies the Bank that it is to make an Advance, and if on the proposed Utilisation Date relating to such an Advance:

         (i) no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 34 (Amendments and Waivers); and

         (ii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 18.15 (Repetition of Representations) are true and correct on and as of such Utilisation Date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 34 (Amendments and Waivers),then, on such Utilisation Date, the Bank shall, subject to all the terms of this Agreement, make such Advance through its Facility Office.

7.   Payment of Interest

On the Repayment Date relating to each Advance the Borrower shall pay to the Bank all unpaid accrued interest on that Advance.

8.   Calculation of Interest

8.1 Interest Applicable to Advances The rate of interest applicable to an Advance from time to time during the Term of such Advance shall be the rate per annum determined by the Bank to be the sum of:

         (i)      the Cost of Funds Rate for such Advance; and

         (ii) the Margin from time to time.

8.2 Bank to Notify The Bank shall not later than the time specified in the applicable part of the Third Schedule notify the Borrower of each determination of the rate of interest made by it pursuant to Clause 8.1 (Interest Applicable to Advances).

9.   Repayment of Advances

         Except as otherwise provided herein, the Borrower shall repay each Advance made to it in full on the Repayment Date relating thereto and the Borrower shall not repay or prepay all or any part of any Advance outstanding hereunder except at the times and in the manner expressly provided herein.

                                     Part 5

                                  CANCELLATION

10.  Cancellation

10.1 Cancellation At any time prior to the day falling one month before the Final Maturity Date the Borrower may, by giving to the Bank not less than 15 days' prior notice to that effect, cancel the whole or any part (being a minimum amount of C$5,000,000, or equal to the amount of the Available Commitment, if less) of the Available Commitment.

10.2 Notice of Cancellation Any notice of cancellation given by the Borrower pursuant to Clause 10.1 (Cancellation) shall be irrevocable and shall specify the date upon which such cancellation is to be made and the amount of such cancellation.

11.  Prepayment

The Borrower may, on any business day, prepay all (or any part thereof being in aggregate at least C$100,000 and an integral multiple of C$100,000) of any Advance made to it without premium or penalty but without prejudice to such Borrower's obligations under Clause 23.4 (Broken Periods), by giving to the Bank not less than 5 days' notice of the date of the prepayment. Any such notice shall be irrevocable and shall oblige the Borrower to make the prepayment on the date therein stated.

                                     Part 6

                            CHANGES IN CIRCUMSTANCES

12.  Taxes

12.1 Tax Gross-up All payments to be made by any Obligor to any person under any Finance Document shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made, provided however if on the due date of an interest payment to the Bank on an Advance, the Bank is not a Canadian Qualified Lender; and as a result the applicable Obligor is required to deduct or withhold Canadian withholding tax pursuant to Part XIII of the Income Tax Act (Canada) from that payment of interest, the applicable Obligor shall not be so required to pay an additional amount in respect of that deduction or withholding unless it results from the introduction of or change in, or in the interpretation or application of, any relevant law or any relevant practice of a Canadian taxing authority after this Agreement is entered into or such Obligor would have been required to make a deduction or withholding on account irrespective of whether the Bank is or is not a Canadian Qualified Lender.

For the purposes of this Clause,

"Canadian Qualified Lender" means a Schedule I Bank or a Schedule II Bank or other person not being a "non-resident person" for the purposes of Section 212 of the Income Tax Act (Canada) except that, if any of those statutory provisions are repealed, modified, extended or re-enacted, the Bank may at any time and from time to time amend the relevant definition in such manner as it may determine to be appropriate by giving notice of the amended definition or definitions to the Borrower.

12.2 Tax Indemnity Without prejudice to the provisions of Clause 12.1 (Tax Gross-Up), if any person or an agent on its behalf is required to make any payment on account of tax (not being a tax imposed on the overall net income including profits and gains of its Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) or otherwise on or in relation to any sum received or receivable under any Finance Document by such person (including, without limitation, any sum received or receivable under this Clause 12) or any liability in respect of any such payment is asserted, imposed, levied or assessed against such person, the Obligor by whom such sum is paid or payable shall, upon demand by the Bank, promptly indemnify such person against such payment or liability, together with any interest, penalties and reasonable expenses payable or incurred in connection therewith but not to the extent that such liability, interest, penalties and reasonable expenses have arisen as a result of undue delay in all the circumstances by any person or any agent on its behalf in the filing or the submission of tax returns, computations or claims or the default of any person or any agent on its behalf in doing anything contemplated by the Finance Documents.

12.3 Notification The Bank will notify the applicable Obligor as soon as it is reasonably practicable of any circumstances arising as a result of which it is reasonably likely that it will be making a claim under Clause 12.2 (Tax Indemnity) and if it intends to make a claim under such Clause it shall notify the applicable Obligor of the event by reason of which it is entitled to do so and shall deliver to the applicable Obligor a certificate to that effect setting out in reasonable detail the basis and computation of such claim; provided that nothing herein shall require the Bank to disclose any confidential information relating to the organisation of its affairs.

12.4 Double  Taxation  Relief If, and to the extent  that,  the effect of Clause
12.1 (Tax Gross-up) or Clause 12.2 (Tax Indemnity) can be mitigated by virtue of the provisions of any applicable double tax convention entered into between the United States of America and Canada, (whether by a claim to repayment of any taxes referred to in Clause 12.1 (Tax Gross-up) or Clause 12.2 (Tax Indemnity) or otherwise) the Bank agrees to co-operate with the Borrower with a view to filing or providing any tax claims, forms, affidavits, declarations or other like documents which the Borrower has requested and which are required for the purpose of ensuring the application of such double tax convention so far as relevant. To the extent that the effect of Clause 12.1 and Clause 12.2 can be mitigated and the Bank fails to co-operate to the extent required hereby to so mitigate the effect of such clauses, the provisions of Clause 12.1 and Clause
12.2 shall not be applicable in relation to payments of interest to the Bank.

13.  Tax Receipts

13.1 Notification of Requirement to Deduct Tax If, at any time, any Obligor is required by law to make any deduction or withholding from any sum payable by it under any Finance Document (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor shall as soon as reasonably practicable after becoming aware of the same, notify the Bank.

13.2 Evidence of Payment of Tax If any Obligor makes any payment under any Finance Document in respect of which it is required to make any deduction or withholding, it shall pay or otherwise account for the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Bank, within thirty days after the due date of such payment, withholding or deduction, evidence satisfactory to the Bank of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

14.  Tax Undertaking by the Bank and Tax Refunds

14.1 Bank The Bank undertakes, promptly upon its Facility Office becoming aware of the same, to notify the Borrower if it shall cease to be a Canadian Qualified Lender.

14.2 Tax Credit Clawback If:

         (1) an Obligor makes a payment under Clause 12.1 (Tax Gross-Up) (a "Tax Payment") in respect of a payment to the Bank under this Agreement; and

         (2) the Bank determines in its absolute discretion and in good faith that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which the Bank in its absolute discretion and in good faith is able to identify as attributable to that Tax Payment then, if in its absolute discretion and in good faith it can do so without prejudicing the amount of any Tax Credit for the Bank, the Bank shall reimburse the applicable Obligor such amount as the Bank in its absolute discretion determines, but in good faith, to be such proportion of that Tax Credit as will leave the Bank (after that reimbursement) in no better or worse position than it would have been in if no Tax Payment had been required. The Bank shall not be obliged to arrange its business or tax affairs in any particular way in order to be eligible for a Tax Credit (and, if it does make a claim, shall have absolute discretion as to the extent, order and manner in which it does so) and whether any amount is due from it under this Clause 14.2 (and, if so, what amount and when). The Bank shall not be obliged to disclose any information regarding its tax affairs and computations.

15.  Increased Costs

15.1 Changes in Circumstances If, by reason of (i) any change in law in any jurisdiction or in its interpretation or administration and/or (ii) compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including, without limitation, a request or requirement (x) which affects the manner in which the Bank or any holding company of the Bank is required to or does maintain capital resources having regard to the Bank's obligations under any Finance Document and to amounts owing to it under any Finance Document but excluding the implementation, as contemplated on the signing of this Agreement, of any of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "Cooke Report"), (y) which implements any change after the signing of this Agreement in, or in the interpretation or application of, such matters or any increase in the requirements of the Cooke Report after the date hereof:

         (a) the Bank or any holding company of the Bank incurs a cost as a result of the Bank's having entered into and/or performing its obligations under any Finance Document and/or assuming or maintaining a commitment under any Finance Document and/or its making one or more Advances;

         (b) the Bank or any holding company of the Bank suffers a reduction in the rate of return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of tax payable on its overall profits or net income) as a result of a change in the manner in which the Bank is required to allocate resources to its obligations under any Finance Document;

         (c) there is any increase in the cost to the Bank or any holding company of the Bank of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances made or to be made by the Bank hereunder; or

         (d) the Bank or any holding company of the Bank becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of the Bank's Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or calculated by reference to the amount of the Advances made or to be made by the Bank hereunder and/or to any sum received or receivable by it hereunder, then the Borrower shall, provided that the Bank has notified the Borrower of such claim pursuant to Clause 15.2 (Increased Costs Claim), within 10 business days of receipt of a demand of the Bank, pay to the Bank amounts sufficient to indemnify the Bank or any such holding company against, as the case may be, (1) such cost, (2) such reduction in such rate of return (or such proportion of such reduction as is, in the opinion of the Bank, attributable to its obligations hereunder), (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Bank, attributable to its funding or maintaining Advances) or (4) such liability (save and to the extent that the Bank has been compensated for such liability pursuant to Clause 12 (Taxes)).

15.2 Increased Costs Claim If the Bank intends to make a claim pursuant to Clause 15.1 (Changes in Circumstances), it shall notify the Borrower thereof by delivery of a certificate setting out in reasonable detail the basis and computation of such claim; provided that nothing herein shall require the Bank to disclose any confidential information relating to the organisation of its affairs.

15.3 Option to repay in relation to increased costs claim If the Borrower is required to pay any amount to the Bank under Clause 15.1 (Changes in Circumstances), then subject to that Borrower giving the Bank not less than 10 days prior notice:

         (i) the Borrower may prepay all, but not part, of Advances together with accrued interest on the amount prepaid. On any such prepayment the Commitment shall be automatically cancelled; and/or

         (ii) the Borrower shall have the right at any time thereafter to locate a new lender to which all the rights and obligations of the Bank hereunder may be transferred. If such new lender has been located then the Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of the Bank hereunder shall be transferred to such new lender with effect from the Transfer Date specified in such Transfer Certificate.

16.  Illegality

If, at any time, it is unlawful for the Bank to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder or for it, then the Bank shall, promptly after becoming aware of the same, deliver to the Borrower and the Guarantor a certificate to that effect and, unless such illegality is avoided in accordance with Clause 17 (Mitigation), to the extent of such illegality:

         (i) the Bank shall not thereafter be obliged to participate in the making of such Advances and the amount of the Commitment shall be immediately reduced accordingly; and

         (ii) if the Bank so requires, the Borrower shall on such date as the Bank shall have specified as being necessary to comply with the relevant law repay such Advance together with accrued interest thereon and all other amounts owing to the Bank.

17.  Mitigation

If, in respect of the Bank, circumstances arise which would, or would upon the giving of notice, result in:

         (i) the reduction of the Commitment to zero pursuant to Clause 16 (Illegality);

         (ii) an increase in the amount of any payment to be made to it or for its account pursuant to Clause 12.1 (Tax Gross-Up); or

         (iii) a claim for indemnification pursuant to Clause 12.2 (Tax Indemnity) or 15.1 (Changes in Circumstances).

then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the Clauses referred to in (i), (ii) or
(iii) above, the Bank shall, in consultation with the Borrower, take such reasonable steps as the Bank acting in good faith considers appropriate to mitigate the effects of such circumstances including the transfer of its Facility Office to another jurisdiction or the transfer of its rights and obligations hereunder to another financial institution acceptable to the Borrower willing to participate in the Facility provided that the Bank shall be under no obligation to take any such action if, in the bona fide opinion of the Bank, to do so would or might have an adverse effect upon its business, operations or financial condition.

                                     Part 7

                REPRESENTATIONS, COVENANTS AND EVENTS OF DEFAULT

18.  Representations

Each of the Obligors makes the representations and warranties in respect of itself only set out in Clause 18.1 to Clause 18.14 and acknowledges that the Bank entered into this Agreement in reliance on those representations and warranties.

18.1 Status and Due Authorization It is a corporation duly organised, validly existing and in good standing under the laws of:

         (i)      in the case of the Guarantor, Delaware; or

         (ii)     in the case of the Borrower, Ontario,

with all requisite corporate or other power to execute and deliver the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution and delivery of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken.

18.2 Validity and Admissibility in Evidence All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party, (b) to ensure that the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party are legal, valid and binding and (c) to make each Finance Document to which it is a party admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed and all material governmental licences, authorizations, consents and approvals under the laws of any jurisdiction necessary to own its assets and carry on its business as now being or as proposed to be conducted have been obtained.

18.3 Most Recent Financial Statements The most recent financial statements of the Guarantor and the Borrower delivered in accordance with the terms of this Agreement were prepared in accordance with accounting principles generally accepted in the relevant jurisdiction of incorporation and consistently applied and in the case of the audited consolidated financial statements of the Guarantor give (in conjunction with the notes thereto) a true and fair view of the financial condition of the Guarantor and its Subsidiaries, and in the case of the financial statements of the Borrower delivered in accordance with the terms of this Agreement, show with reasonable accuracy the financial condition of the Borrower, in each case, at the date as of which they were prepared, and the results of the Borrower's, the Guarantor's or, as the case may be, the Group's operations during the financial year then ended.

18.4 No Material Adverse Change Since publication of the Original Financial Statements of the Borrower, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of the Borrower and, since publication of the Original Financial Statements of the Guarantor, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of the Group taken as a whole.

18.5 No Undisclosed Liabilities As at the date as of which the Original Financial Statements of each Obligor were prepared such Obligor had no, or, in the case of the Guarantor, no member of the Group had any, liabilities (contingent or otherwise) which were not disclosed thereby (or by notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against, in each case, as required under GAAP (as defined in Clause 20.3 (Definitions of Financial Terms)).

18.6 Litigation Other than as disclosed to the Bank prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Obligor) threatened against or affecting the Guarantor or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

18.7 Execution of the Finance Documents Its execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder do not and will not:

         (i)      conflict  with  any   agreement,   mortgage,   bond  or  other
                  instrument or treaty to which it is a party or which is binding upon it or any of its assets;

         (ii) conflict with its charter, by-laws or any other constitutive documents and rules and regulations; or

         (iii) conflict with any applicable law, regulation or official or judicial order, writ, injunction or decree,

which, in each case, is reasonably likely to have a Material Adverse Effect and could subject the Bank to liability.

18.8 Full Disclosure All of the written information supplied by any member of the Group to the Bank in connection herewith is true and accurate in all material respects.

18.9 Claims Pari Passu The claims of the Bank against it under the Finance Documents will rank at least pari passu with the claims of all its other unsecured  creditors  save  those  whose  claims  are  preferred  solely  by any
bankruptcy,   insolvency,   liquidation   or  other   similar  laws  of  general
application.

18.10 No Immunity In the case of any Obligor incorporated in Canada, in any proceedings taken in Canada in relation to any of the Finance Documents, no Obligor will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

18.11 No Winding-up It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

18.12 Encumbrances Save as permitted by Clause 21.5 (Negative Pledge), no encumbrance exists over all or any of its present or future revenues or assets.

18.13 No Obligation to Create Security Its execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige any Obligor to create any encumbrance over all or any of its present or future revenues or assets.

18.14 Ownership of the Borrower The Borrower is a wholly-owned Subsidiary of the Guarantor.

18.15 Repetition of Representations The representations contained in this Clause 18 (other than those made under Clauses 18.4, 18.5, 18.6 (but only with respect to proceedings that could have a Material Adverse Effect of the type referred to in clause (a) of the definition thereof), 18.8, and 18.13) by any Obligor shall be deemed to be repeated by such Obligor on each date upon which an Advance is made (other than Rollover Advances) by reference to the facts and circumstances then existing.

19.  Financial Information

Each Obligor shall deliver or cause to be delivered or otherwise made available through electronic media (provided that the Bank shall be given prior written notice of such availability) to the Bank the following financial statements and information:

19.1 Annual Statements Each Obligor shall as soon as the same become available, but in any event within 120 days after the end of its financial year, deliver to the Bank its unaudited financial statements (or, in the case of the Guarantor, the consolidated audited financial statements of the Group) for such financial year.

19.2 Semi-annual and Quarterly Statements The Guarantor shall, as soon as same become available, but in any event within 60 days after the end of each of its quarters ending three months, six months and nine months after the end of its financial years, deliver to the Bank its consolidated unaudited financial statements of the Group for such period. The Borrower shall as soon as the same become available, but in any event within 90 days after the end of the half of its financial years ending six months after the end of its financial year, deliver to the Bank its unaudited financial statements for such period.

19.3 Other Financial Information Each Obligor shall from time to time on the request of the Bank, furnish the Bank with such information about the business and financial condition of the Group as the Bank may reasonably require.

19.4 Requirements as to Financial Statements Each Obligor shall ensure that:

         (i) each set of financial statements delivered by it pursuant to this Clause 19 is prepared on the same basis as was used in the preparation of its Original Financial Statements and in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (ii) each set of financial statements delivered by it pursuant to Clause 19.1 is certified by a duly authorised officer of such Obligor as giving a true and fair view of its financial condition (or, in the case of financial statements of the Guarantor, the financial condition of the Group) as at the end of the period to which those financial statements relate and of the results of its (or, as the case may be, the Group's) operations during such period;

         (iii) in respect of the Guarantor each set of financial statements delivered by the Guarantor pursuant to Clause 19.1 (Annual Statements) has been audited by an internationally recognised firm of independent auditors licensed to practise in its jurisdiction of incorporation; and

         (iv) each set of consolidated financial statements and accounts delivered to the Bank pursuant to Clause 19.1 (Annual Statements) or Clause 19.2 (Semi-annual and Quarterly Statements) shall be accompanied by a compliance certificate signed by a duly authorised officer of the Guarantor, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate), together with any other information required to determine whether or not the financial condition of the Group satisfies the provisions of Clause 20 (Financial Condition).

20.  Financial Condition

20.1 Financial Condition of the Borrower The Guarantor shall procure that, and the Borrower from time to time shall ensure in relation to itself that, as evidenced by the most recent set of financial statements delivered by the Borrower pursuant to Clause 19 (Financial Information):

         (i)      Minimum Net Worth
                  Its Net Worth shall not on any date be less than U.S.$23,000,000 plus 25% of Cumulative Net Income as of the last day of each six month period of the Borrower (the first such six month period ending June 30, 2000 and thereafter every six month period).

         (ii)     Maximum Debt to Total Capital
                  The ratio of its Debt to Total Capital shall not on any date be more than 9 to 1.

         (iii)    Minimum Equity to Total Assets
                  Its Equity shall not on any date be less than 8.0% of its Total Assets.

         (iv)     Minimum Eligible Assets to Debt
                  The ratio of its Eligible Assets to Debt shall not on any date be less than 1.10 to 1.

20.2 Financial Condition of the Guarantor The Guarantor shall ensure that, as evidenced by the most recent set of financial statements delivered by it pursuant to Clause 19 (Financial Information):

         (i)      Maximum Delinquency Ratio
                  Its Delinquency Ratio shall not on the last day of any calendar month be more than 6.0%.

         (ii)     Minimum Tier 1 Capital to Managed Receivables Ratio
                  The ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 4.0 % and remain so for more than 90 days and the ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 3.5%.

         (iii)    Minimum Tangible Net Worth
                  The Tangible Net Worth of the Guarantor shall not on any date be less than US$1,250,000,000 plus 40% of Cumulative Net
                  Income as of the last day of the fiscal quarter of the Guarantor most recently ended (being June 30, 2000) plus 40% of Cumulative Equity Proceeds as of such date of determination.

         (iv)     Leverage Ratio
                  Its Leverage Ratio shall not on any date exceed 10.0 to 1.

         (v)      Double Leverage Ratio
                  Its Double Leverage Ratio shall not on any date exceed 1.25 to 1.


20.3 Definitions of Financial Terms In this Agreement:

"Cumulative Equity Proceeds" shall mean, as of any date of determination, the aggregate amount of all cash received on or prior to such date of determination by the Guarantor and its Subsidiaries in respect of any Equity Issuance effected after 30 June 2000, net of reasonable expenses incurred by the Guarantor and its Subsidiaries in connection therewith;

"Cumulative Net Income" shall mean, as of any date of determination, (i) in respect to the Guarantor, the net income of the Guarantor and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Guarantor (a) commencing with the fiscal quarter ended 30 June 2000 and (b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that the Guarantor's Cumulative Net Income shall be determined exclusive of any fiscal quarter of the Guarantor for which the consolidated net income of the Guarantor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero; and (ii) in respect of the Borrower the net income of the Borrower (determined in accordance with GAAP) for each six month period of the Borrower (a) commencing with the six month period ending June 30, 2000 and (b) ending with the six month period most recently ended on or prior to such date of determination;

"Debt" means at any time and in relation to any person, indebtedness of such person owed to the Bank under any Finance Document and any indebtedness of such person owed to any person which is not Subordinated Indebtedness, not including securitization liability;

"Delinquency Ratio" shall mean, on any date and with respect to the Guarantor, the ratio of (a) all Past Due Receivables with respect to the Guarantor on such date to (b) the aggregate amount of all Managed Receivables with respect to the Guarantor on such date;

"Double Leverage Ratio" shall mean, on any date, the ratio of (a) the sum of the Guarantor's Intangibles calculated on an unconsolidated basis on such date plus the amount of the aggregate investment of the Guarantor in the capital stock of its Subsidiaries to (b) the Guarantor's Net Worth on such date;

"Eligible Assets" means the consolidated cash, cash equivalents and marketable securities of the Borrower which are unrestricted or unpledged plus reported loan receivables of the Borrower less any (a) Past Due Receivables or (b) reported loan receivables that are restricted, pledged or subordinated;

"Equity" means on any date and with respect to any person, the aggregate at such time of such person's called up share capital, any credit balance on such person's share premium account or consolidated profit and loss account and such person's consolidated reserves less any debit balance on the consolidated profit and loss account of such person;

"Equity Issuance" shall mean (a) any issuance or sale by the Guarantor or any of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Guarantor or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Guarantor issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Guarantor or any of its Subsidiaries or (b) the receipt by the Guarantor or any of its Subsidiaries from any person not a shareholder of the Guarantor of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (i) any such issuance or sale by any Subsidiary of the Guarantor to the Guarantor or any wholly owned Subsidiary of the Guarantor or (ii) any capital contribution by the Guarantor or any wholly owned Subsidiary of the Guarantor to any Subsidiary of the Guarantor;

"GAAP" shall mean on any date and with respect to any person, generally accepted accounting principles in the United States of America applied on a consistent basis with those used in the preparation of the latest annual or quarterly financial statements furnished by on behalf of such person to the Bank pursuant hereto;

"Intangibles" means as at any date and with respect to any person, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such person and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to 30 June 2000 in the book value of any asset by any such person or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in persons that are not Subsidiaries and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organisation or developmental expense and other intangible assets;

"Investments" means for any person (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other person (including the purchase of Property from another person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such person in the ordinary course of business; or (c) the entering into of any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person and (without duplication) any amount committed to be advanced, lent or extended to such person;

"Leverage Ratio" means on any date, the ratio of (a) the indebtedness (as determined on a consolidated basis without duplication in accordance with GAAP) of the Guarantor with respect to the Guarantor and its consolidated Subsidiaries at such date minus the aggregate amount of all on-balance sheet loans held for securitization at such date to (b) the Guarantor's Tangible Net Worth at such date;

"Managed Receivables" means on any date and with respect to any person, the sum for such person and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on balance sheet credit card loans and other finance receivables held for securitization plus (c) all securitized credit card loans and other finance receivables of such person; provided that, as the term "Managed Receivables" is used in the Tier I Capital to Managed Receivables Ratio calculation, clauses (a), (b) and (c) above shall be determined exclusive of securitized, non-revolving finance receivables;

"Net Worth" means on any date the consolidated stockholders' equity of the Guarantor and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Past Due Receivables" means on any date and with respect to any person, (i) with respect to the definition of Delinquency Ratio, Managed Receivables and
(ii) with respect to the definition of Eligible Assets, reported loan receivables, in each case contractually past due 90 days or more plus all other non performing assets provided however that receivables which are loans, whether or not contractually past due 90 days or more, shall not constitute Past Due Receivables to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor);

"Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible;

"Subordinated Indebtedness" means at any time and in relation to any person, indebtedness of such person fully subordinated to the indebtedness of the Borrower under any Finance Document by a subordination agreement in form and substance satisfactory to the Bank or if the lender of such indebtedness is an Affiliate of the Borrower in a form which includes provisions providing for the relevant subordination in an agreed form;

"Tangible Net Worth" means on any date and with respect to any person, the consolidated stockholders' equity of such person and its consolidated Subsidiaries less Intangibles of such person and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Tier 1 Capital" means on any date and with respect to any person, the amount, for such person and its Subsidiaries (determined on a consolidated basis) on such date of "Tier 1 Capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof);

"Total Assets" means on any date and with respect to any person the amount, for such person, and its consolidated Subsidiaries (determined on a consolidated basis) of "average total consolidated assets" within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof);

"Total Capital" means on any date and with respect to any person, the Equity of such person plus Subordinated Indebtedness of such person;

20.4 Accounting Terms All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

21.  Covenants

21.1 Litigation Each Obligor shall promptly give to the Bank notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting such Obligor or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

21.2 Maintenance of Legal Validity Each Obligor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of each of the Finance Documents to which it is a party.

21.3 Insurance  The  Guarantor  shall  procure  that  each  Obligor   maintains
insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by such Obligor.

21.4 Disposals The Guarantor shall ensure that no Obligor shall, without the prior written consent of the Bank, enter into any transaction of merger or consolidation or amalgamation or liquidate, wind-up or dissolve itself or convey, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), all or substantially all of its revenues or its assets other than by way of a Permitted Disposal.

21.5 Negative Pledge The Guarantor shall ensure that no Obligor shall, without the prior written consent of the Bank, create or permit to subsist any Lien over any (1) Receivables of any Obligor or (2) Restricted Shares owned by it, in each case whether now owned or hereafter acquired, except:

     (a) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the relevant Obligor) have been established;

     (b) Liens imposed by law (i) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such Receivables or Restricted Shares or materially impair the use thereof in the operation of the business of any Obligor or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Receivables or Restricted Shares subject to such Lien or (ii) which do not relate to material liabilities of any Obligor and do not in the aggregate materially detract from the value of the Receivables or Restricted Shares of the Group taken as a whole; provided that no Lien permitted under this clause (b) may secure any obligation in an amount exceeding US$10,000,000; and

     (c) Any pledge of Receivables to a Federal Reserve Bank made in the ordinary course of business to secure advances or other transactions and manage the liquidity position of an Obligor.

21.6 Claims Pari Passu Each Obligor shall ensure that at all times the claims of the Bank against it under each of the Finance Documents rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application or granted a super-priority or deemed trust by reason of statute.

21.7 Notification of Events of Default Each Obligor shall promptly after becoming aware of the same inform the Bank of the occurrence of any Event of Default or Potential Event of Default and upon receipt of a written request to that effect from the Bank acting reasonably in circumstances which give reasonable grounds for belief that an Event of Default or Potential Event of Default may have occurred, confirm to the Bank that, save as previously notified to the Bank or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred.

22.  Events of Default

Each of Clause 22.1 to Clause 22.17 describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 22.18 and Clause
22.19 deal with the rights of the Bank after the occurrence of an Event of Default.

22.1 Failure to Pay Any Obligor fails to pay any sum due from it under any Finance Document at the time, in the currency and in the manner specified therein and such failure is not remedied within five business days.

22.2 Cross Default Any financial indebtedness of any member of the Group in excess of an aggregate of US$50,000,000 (or its equivalent in any other currency) is not paid when due, any such financial indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity, any commitment for, or underwriting of, any such financial indebtedness of any member of the Group is cancelled or suspended or any creditor or creditors of any member of the Group become entitled to declare any such financial indebtedness of any member of the Group due and payable prior to its specified maturity.

22.3 Misrepresentation Any representation or statement made or deemed to be made by any Obligor in any of the Finance Documents to which it is a party or in any notice or other document, certificate or statement delivered by it pursuant hereto is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

22.4 Specific Covenants Any Obligor fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clause 19 (Financial Information) or Clause 21 (Covenants) and, if such breach is capable of remedy, such breach has not been remedied within 30 days after notice of such breach has been given by the Bank to the relevant Obligor.

22.5 Financial Condition At any time any of the requirements of Clause 20 (Financial Condition) is not satisfied.

22.6 Other Obligations Any Obligor fails duly to perform or comply with any other obligation expressed to be assumed by it in any Finance Document and such failure, if capable of remedy, is not remedied within 30 days after the Bank has given notice thereof to such Obligor.

22.7 Insolvency and Rescheduling

(a) An Obligor:

     (i) voluntarily commences any proceeding or files any proposal or petition, or notice thereof, including, without limitation, a notice of intention under the Bankruptcy and Insolvency Act (Canada) (the "BIA"), seeks relief under the BIA, the Companies' Creditors Arrangement Act (Canada), the U.S. Bankruptcy Code or any other federal, state, provincial or other bankruptcy, insolvency or similar law;

     (ii) consents to the institution of, or fails to controvert in a timely and appropriate manner, any such proceeding, or the filing of any such petition;

     (iii) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Obligor or any Subsidiary or such Obligor, or for a substantial part of its property;
(iv) files an answer admitting the material allegations of a petition filed against it at any such proceeding;

     (v) makes a general assignment for the benefit of creditors;

     (vi) becomes unable, admits in writing its inability or fails generally, to pay its debts as they become due, or

     (vii) takes action for the purpose of effecting any of the foregoing.

(b) Any involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking:

     (i) relief in respect of any Obligor or any Subsidiary of any Obligor, or a substantial part of its property, under the BIA, the Companies' Creditors Arrangement Act (Canada), the U.S. Bankruptcy Code or any other federal, state, provincial or other bankruptcy, insolvency or similar law;

     (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for either any Obligor or any Subsidiary of any Obligor, or for a substantial part of its property, or an emcumbrancer or lienor takes possession of any substantial part of its property; or

     (iii) the winding up or liquidation of any Obligor or any Subsidiary of any Obligor; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 90 days.

22.8 Winding-up Any Obligor takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration or re-organisation or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of all or substantially all of its revenues and assets other than (a) in connection with a solvent reconstruction, the terms of which have been previously approved by the Bank, or (b) a winding up petition which is proved to the satisfaction of the Bank to be frivolous or vexatious and which is, in any event, discharged within 21 days of its presentation.

22.9 Analogous Events Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause
22.7 (Insolvency and Rescheduling), Clause 22.8 (Winding-up) or Clause 22.17 (Judgement Defaults).

22.10 Governmental Intervention By or under the authority of any government, (a) the management of the Guarantor is wholly or partially displaced or the authority of the Guarantor in the conduct of its business is wholly or partially curtailed which is likely to have a Material Adverse Effect or (b) all or a majority of the issued shares of the Guarantor or the whole or any part (the book value of which is twenty percent or more of the book value of the whole) of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired which is likely to have a Material Adverse Effect.

22.11 Ownership of the Guarantor Any person or group of persons (within the meaning of Section 13 or 14 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the U.S. Securities and Exchange Commission under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by the Guarantor or the Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One Bank or the Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One, F.S.B.

22.12 Ownership of the Borrower The Borrower is no longer a wholly owned Subsidiary of the Guarantor.

22.13 The Group's Business Any Obligor (i) ceases to carry on the business it carries on at the date hereof the cession of which is likely to have a Material Adverse Effect or (ii) enters into any unrelated business the entry into which is likely to have a Material Adverse Effect.

22.14 Repudiation  Any Obligor repudiates any Finance Document.

22.15 Illegality At any time it is or becomes unlawful for any Obligor to perform or comply with any or all of its obligations under any of the Finance Documents or any of the obligations of any Obligor under any of the Finance Documents are not or cease to be legal, valid and binding.

22.16 Performance of Obligations Any Obligor becomes unable to perform any of its obligations under any of the Finance Documents and such inability has a Material Adverse Effect on the ability of the Borrower to perform its payment obligations under any of the Finance Documents.

22.17 Judgment Defaults A final judgment or judgments for the payment of money of US$50,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Guarantor or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Guarantor or Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

22.18 Acceleration and Cancellation Upon the occurrence of an Event of Default and at any time thereafter, the Bank may, by written notice to the Borrower:

         (i) declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or declare the Advances to be due and payable on demand of the Bank; and/or

         (ii) declare that the Facility shall be cancelled, whereupon the same shall be cancelled and the Commitment shall be reduced to zero.

22.19 Advances Due on Demand If, pursuant to Clause 22.18 (Acceleration and Cancellation), the Bank declares the Advances to be due and payable on demand of the Bank, then, and at any time thereafter, the Bank may by written notice to the Borrower require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or withdraw its declaration with effect from such date as it may specify in such notice.

                                     Part 8

                         DEFAULT INTEREST AND INDEMNITY

23.  Default Interest and Indemnity

23.1 Default Interest Period If any sum due and payable by any Obligor under any Finance Document to which it is a party is not paid on the due date therefor in accordance with the provisions of Clause 25 (Payments) or if any sum due and payable by any Obligor under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 23) be selected by the Bank.

23.2 Default Interest During each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Period) an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of one percent and the Canadian Prime Rate.

23.3 Payment of Default Interest Any interest which shall have accrued under Clause 23.2 (Default Interest) in respect of an unpaid sum shall be due and payable and shall be paid by the Obligor owing such unpaid sum at the end of the period by reference to which it is calculated or on such other date or dates as the Bank may specify by written notice to such Obligor.

23.4 Broken Periods If the Bank receives or recovers all or any part of an Advance made by the Bank otherwise than on the last day of the Term thereof, the Borrower shall pay to the Bank on demand an amount equal to the amount (if any) by which (i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of the Term thereof exceeds (ii) the amount of interest which in the opinion of the Bank would have been payable to the Bank on the last day of the Term thereof in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a Schedule I Bank in Toronto for a period starting on the first business day following the date of such receipt or recovery and ending on the last day of the Term thereof. In addition the Borrower shall also pay to the Bank a breakage fee in respect to any such receipt of all or any part of an Advance in accordance with the Bank's usual practice.

23.5 Indemnities  Each Obligor undertakes to indemnify:

         (i) the Bank and the Bank's officers, directors, employees, agents, and delegates against any cost, claim, loss, expense (including legal fees) or liability (other than any cost, claim, loss, expense or liability incurred as a result of the Bank's own wilful misconduct or gross negligence) together with any VAT thereon, which any of them may reasonably sustain or incur as a consequence of the occurrence of any Event of Default or any default by such Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents (or any of them); and

         (ii) the Bank against any loss (other than any loss incurred as a result of the Bank's own wilful misconduct or gross negligence) it may suffer as a result of its funding an Advance requested by the Borrower hereunder but not made by reason of the operation of any one or more of the provisions hereof.

23.6 Unpaid Sums or Advances Any unpaid sum shall (for the purposes of this Clause 23 and Clause 15.1 (Changes in Circumstances)) be treated as an Advance and accordingly in this Clause 23 and Clause 15.1 (Changes in Circumstances) the term "Advance" includes any unpaid sum and "Term", in relation to an unpaid sum, includes each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Periods).

                                     Part 9

                                    PAYMENTS

24.  Currency of Account and Payment

24.1 Currency of Account Canadian Dollars is the currency of account and payment in respect of the Facility, for each and every sum at any time due from any of the Obligors under the Facility and, in connection therewith, in the other Finance Documents provided that:

         (i)      each payment pursuant to Clause 12.2 (Tax Indemnity) or Clause
                  15.1 (Changes in Circumstances) shall be made in the currency specified by the party acting reasonably and claiming thereunder; and

         (ii) any amount expressed to be payable in a currency other than Canadian Dollar shall be paid in that other currency.

24.2 Currency Indemnity If any sum due from any Obligor under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "first currency") in which the same is payable thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against such Obligor, (ii) obtaining an order or judgment in any court or other tribunal or
(iii) enforcing any order or judgment given or made in relation thereto, such Obligor shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between
(a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

25.  Payments

25.1 Payments to the Bank On each date on which any Finance Document requires an amount to be paid by any Obligor under any of the Finance Documents in respect of the Facility or otherwise to the Bank, such Obligor shall make the same available to the Bank:

         (i) where such amount is denominated in Canadian Dollars, by payment in Canadian Dollars for value on the day in question to the Bank via

                           Royal Bank of Canada
                           Correspondent Bank Division
                           Toronto, Ontario

                           Transit Routing Number: 07172-003
                           For Credit To: Bank One Canada
                           Account Number: 000-047-1

                           For Further Credit To: Capital One Inc.
                           Account Number: o

                           (or such other account or bank as the Bank may have specified for this purpose);

         (ii) where such amount is denominated in United States Dollars, by payment in United States Dollars for value on the day in question to the Bank via:

                           Federal Reserve Bank of Detroit
                           For Account of: Bank One Michigan
                           ABA Number: 072 000 326, in favour of Bank One Canada

                           For Further Credit To: Capital One Inc.
                           Account Number: ;

         (iii) where such amount is denominated in any other currency, by payment in such currency for value on the day in question to the Bank's account number specified for such purpose.

25.2 Alternative Payment Arrangements If, at any time, it shall become impracticable (by reason of any action of any governmental authority or any change in law, exchange control regulations or any similar event) for any or all of the Obligors to make any payments hereunder in the manner specified in Clause
25.1 (Payments to the Bank), then such Obligor may agree with the Bank's alternative arrangements for the payment direct to the Bank of amounts due to the Bank hereunder provided that, in the absence of any such agreement with the Bank, such Obligor shall be obliged to make all payments due to the Bank in the manner specified herein.

25.3 No Set-off All payments required to be made by any Obligor under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

25.4 Interest Act (Canada) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid hereunder or in connection herewith is to be calculated on the basis of a year of 365 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 365 or such other period of time, as the case may be. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principal of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

25.5 Suspense Accounts Where and for so long as reasonably deemed necessary by the Bank for the purpose of maximising its recoveries in any winding-up, dissolution or administration then taking place or reasonably likely to occur, all moneys received, recovered or realised by the Bank by virtue of the Guarantee may, in that Bank's discretion, be credited to a suspense or impersonal account and may be held in such account for so long as the Bank thinks reasonably fit pending the application from time to time (as the Bank may think fit) of such moneys in or towards the payment and discharge of any amounts owing by any of the Obligors to the Bank hereunder.

25.6 Non-Business Days In the event that any payment required to be made under any Finance Document falls to be made on a day which is not a business day it shall be made on the next business day.

26.  Set-Off

Each Obligor authorises the Bank to apply any credit balance to which such Obligor is entitled on any account of such Obligor with the Bank in satisfaction of any sum due and payable from such Obligor to the Bank hereunder but unpaid; for this purpose, the Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. The Bank shall not be obliged to exercise any right given to it by this Clause 26. Nothing in this Clause 26 shall constitute an encumbrance.

                                     Part 10

                            FEES, COSTS AND EXPENSES

27.      Commitment Commission and Arranging Fee

27.1 The Borrower shall pay to the Bank a commitment commission of ____ percent per annum on the amount of the Bank's Available Commitment from day to day during the period beginning on the date hereof and ending on the Termination Date and payable quarterly in arrears on the last day of each quarter, or if not a business day, then the next business day immediately thereafter.

27.2 The Borrower shall pay to the Bank an arrangement fee in respect to the Commitment in the amount of ____ percent of the Commitment (being C$____), which fee has been fully earned by the Bank as a result of the Bank entering into of this Agreement whether or not any Advance is made by the Bank hereunder and is payable at closing and a further fee in the amount of ____ percent of the Commitment (being C$______) if all Advances have not be repaid in full and if the Facility has not been terminated by January 1, 2001.

28.  Costs and Expenses

28.1 Costs and Expenses The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all reasonable out-of-pocket costs and expenses (including reasonable legal fees, not to exceed C$25,000 plus disbursements) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.2 Preservations and Enforcement of Rights The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all costs and expenses (including reasonable legal fees) together with any VAT thereon reasonably incurred in or in connection with the preservation and/or enforcement of any of their rights under any of the Finance Documents except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.3 Stamp Taxes The Borrower shall pay all stamp, registration and other taxes to which any of the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Bank, indemnify the Bank against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

28.4 Guarantor's Liabilities for Costs If the Borrower fails to perform any of its obligations under this Clause 28, the Guarantor shall indemnify the Bank against any loss incurred by it as a result of such failure.

28.5 Waivers and Consents The Borrower shall, from time to time on demand of the Bank (and without prejudice to the provisions of Clause 28.2 (Preservations and Enforcements of Rights) and Clause 34.2 (Amendment Costs) compensate the Bank for all reasonable costs and expenses (including telephone, fax, copying and travel costs) incurred by the Bank in connection with its taking such action as it may deem appropriate in complying with any request by any Obligor in connection with:

     (a) the granting or proposed granting of any waiver or consent requested hereunder by any Obligor;

     (b) any actual breach by any Obligor of its obligations hereunder;

     (c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or

     (d) any amendment or proposed amendment hereto requested by any Obligor.


                                     Part 11

                            ASSIGNMENTS AND TRANSFERS

29.  Benefit of Agreement

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and permitted Transferees and assigns.

30.  Assignments and Transfers by the Obligors

None of the Obligors shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except pursuant to a Permitted Disposal.

31.  Assignments and Transfers by Bank

31.1 Assignments and Transfers The Bank may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 31.2 (Transfers by Bank) all or any of its rights, benefits and obligations hereunder or transfer its Facility Office provided that (save in the case of an assignment of rights and benefits to any Affiliate of the Bank) no such assignment or transfer may be of an amount of less than C$5,000,000 or may be made without the prior written consent of the Borrower such consent not to be unreasonably withheld or delayed (and, for the avoidance of doubt, it shall not be unreasonable for the Borrower to withhold or delay its consent in the case of an assignment of rights and benefits to any proposed assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by Standard & Poor's Ratings Services). Notwithstanding the foregoing, no consent from any Obligor shall be required with respect to any such assignment or transfer at any time after any notice has been delivered pursuant to Clause 22.18 (Acceleration and Cancellation).

31.2 Transfers by Bank If the Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 31.1 (Assignments and Transfers), then such transfer may be effected by the delivery to the Bank of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth business day after (or such earlier business day endorsed by the Bank on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Bank:

         (i) to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights, benefits and obligations hereunder, each Obligor and the Bank shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 31.2 as "discharged rights and obligations"); and

         (ii) each Obligor and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Obligor and such Transferee have assumed and/or acquired the same in place of such Obligor and the transferring Bank.

32.  Disclosure of Information

The Bank may disclose to any actual or potential assignee or Transferee or to any sub-participant in relation to any of the Finance Documents such information about the Obligors and the Group as the Bank shall consider appropriate provided that, prior to the disclosure of such information, it has obtained a duly completed confidentiality undertaking (substantially in the form set out in the Fifth Schedule (Form of Confidentiality Undertaking)) from such potential assignee, Transferee or sub-participant.

33.  Calculations and Evidence of Debt

33.1 Basis of Accrual Subject to Clause 25.4 (Interest Act (Canada)), interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed. Each rate of interest stipulated as an annual rate of interest pursuant to any Finance Document which is calculated with reference to a period (the "deemed interest period") that is less than the actual number of days in the calendar year of calculation is, for the purposes of disclosure required pursuant to the Interest Act (Canada), equivalent to such annual rate multiplied by the actual number of days in the calendar year of calculation and divided by the number of days in the deemed interest period.

33.2 Evidence of Debt The Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

33.3 Prima Facie Evidence In any legal action or proceeding arising out of or in connection with any of the Finance Documents, the entries made in the accounts maintained pursuant to Clause 33.2 (Evidence of Debt) shall be prima facie evidence of the existence and amounts of the obligations of the Obligors therein recorded.

33.4 Certificates of Bank A certificate of the Bank as to (i) the amount by which a sum payable to it hereunder is to be increased under Clause 12.1 (Tax Gross-Up) or (ii) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 12.2 (Tax Indemnity) or 15.1 (Changes in Circumstances) shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents and prima facie evidence in any legal action or proceeding arising out of or in connection with any of the Finance Documents. A certificate of the Bank as to the amount at any time due from the Borrower hereunder or the amount which, but for any of the obligations of the Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from the Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents.

34.  Amendments and Waivers

34.1 Amendments and Waivers Save as otherwise provided herein, any provision of any of the Finance Documents may be amended or supplemented only if the Borrower and the Bank so agree in writing.

34.2 Amendment Costs If any Obligor requests any amendment, supplement, modification or waiver in accordance with Clause 34.1 (Amendments and Waivers) then that Obligor shall within five business days of demand of the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by the Bank in the negotiation, preparation and execution of any written instrument contemplated by Clause 34.1 (Amendments and Waivers).

35.  Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Bank any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

36.  Partial Invalidity

If, at any time, any provision of any Finance Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Finance Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

37.  Maximum Rate of Return

Notwithstanding any provision to the contrary contained herein, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code, Statutes of Canada, 1985, C.46 as the same may be amended, replaced or re-enacted from time to time) payable hereunder exceed the effective annual rate of interest on the "credit advanced" (as defined in that section) hereunder lawfully permitted under that section and, if any payment, collection or demand pursuant to the Finance Documents in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Obligors and the Bank and the amount of such payment or collection shall be refunded to the applicable Obligor; for purposes hereof the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term of the loan on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Bank will be conclusive for the purposes of such determination.

38.  Notices

38.1 Communications in writing Each communication to be made under any Finance Document shall, unless otherwise stated, be made in writing but, unless otherwise stated, may be made by fax, telex or letter.

38.2 Delivery Any communication or document to be made or delivered by one person to another pursuant to any of the Finance Documents shall (unless that other person has by fifteen days' written notice to each Obligor or the Bank, as appropriate, specified another address) be made or delivered to that other person at the address identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) and shall be deemed to have been made or delivered when dispatched and the appropriate answer back received in the case of any communication made by telex) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address or (in the case of any communication made by fax) transmission has been completed and, in the case of the Bank, when received by the department or officer identified with the Bank's signature below (or such other department or officer as the Bank shall from time to time specify for this purpose).

38.3 English Language Each communication and document made or delivered by one party to another pursuant to any of the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

38.4 Notices Effective Each communication or document to be made or delivered to any Obligor hereunder shall be effective if made or delivered to the Guarantor.

39.  Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

                                     Part 12

                              LAW AND JURISDICTION

40.  Law

This Agreement shall be governed by and shall be construed in accordance with the laws of the Province of Ontario.

41.  Jurisdiction

41.1 Ontario Courts Each of the parties hereto irrevocably agrees for the benefit of each other party hereto that any competent court in the Province of Ontario shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

41.2 Appropriate Forum Each Obligor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 41.1 (Ontario Courts) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

41.3 Service of Process Each Obligor agrees that the process by which any Proceedings are begun may be served on it by being delivered in connection with any Proceedings in Ontario, to the Borrower at its principal place of business in Ontario. If the appointment of the person mentioned in this Clause 41.3 ceases to be effective in respect of any or all of the Obligors, such Obligor or Obligors shall immediately appoint a further person in Ontario to accept service of process on its behalf in Ontario and, failing such appointment within 15 days, the Bank shall be entitled to appoint such a person by notice to such Obligor or Obligors. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

41.4 Non-exclusive Submissions The submission to the jurisdiction of the courts referred to in Clause 41.1 (Ontario Courts) shall not (and shall not be construed so as to) limit the right of the Bank to take Proceedings against any Obligor in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

41.5 Consent to Enforcement Each Obligor hereby consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

41.6 Waiver of Immunity To the extent that any Obligor may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Borrower

CAPITAL ONE INC.


By:

Address for Notices:       Suite 5800
                           40 King Street West
                           Toronto, Ontario
                           M5H 3Z7

With a copy to:

                           Director of Corporate Funding
                           Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102
                           Fax: 703-875-1099
                           Email: Steve.Linehan@capitalone.com


The Guarantor

CAPITAL ONE FINANCIAL CORPORATION


By:

Address for Notices:       c/o Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102
                           Attention:  Director of Corporate Funding
                           Fax:  703-875-1099
                           Email:  Steve.Linehan@capitalone.com

The Bank

BANK ONE CANADA


By:
         Name:
         Title:

By:
         Name:
         Title:

Address for Notices:       Canada Trust Tower,
                           BCE Place
                           161 Bay Street,
                           Suite 4240
                           Toronto, Ontario
                           Canada
                           M5J 2S1

Attention:                 Jeremiah Hynes


With a copy to:            Steven D. Franklin


                           U. S. Financial Institutions Division
                           Bank One Capital Markets Inc.
                           1 Bank One Plaza
                           Mail Code 1L1-0162
                           Chicago, Illinois
                           U.S.A.  60670
                           E-mail address: Steven_D_Franklin@em.fcnbd.com

                               THE FIRST SCHEDULE

                          Form of Transfer Certificate

To:      Bank One Canada


                              TRANSFER CERTIFICATE


Relating to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 whereby a C$100,000,000 revolving credit facility was made available to Capital One Inc. as borrower under the guarantee of Capital One Financial Corporation as guarantor by Bank One Canada.

1. Terms defined in the Facility Agreement shall, subject to any contrary indication, have the same meanings herein. The term Transferee is defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "Commitment" and "Advance(s)" accurately summarises its Commitment and/or, as the case may be, the Term and Repayment Date of one or more existing Advances made by it and (ii) requests the Transferee to accept and procure the transfer to the Transferee of the portion specified in the schedule hereto of, as the case may be, its Commitment and/or such Advance(s) by counter-signing and delivering this Transfer Certificate to the Bank at its address for the service of notices specified in the Facility Agreement.

3. The Transferee hereby requests the Bank to accept this Transfer Certificate as being delivered to the Bank pursuant to and for the purposes of Clause 31.2 (Transfers by Bank) of the Facility Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Facility Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or the Guarantor.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Facility Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facility Agreement will be assumed by it after delivery of this Transfer Certificate to the Bank and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or the Guarantor or for the performance and observance by the Borrower or the Guarantor of any of its obligations under the Facility Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Facility Agreement (or any document relating thereto) shall oblige the Bank to (i) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Facility Agreement transferred pursuant hereto or
(ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the nonperformance by the Borrower, the Guarantor or any other party to the Facility Agreement (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (i) or (ii) above.

8. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the Province of Ontario.

                                  THE SCHEDULE


1.       Transferee:

2.       Transfer Date:

3.       Commitment  Portion Transferred

4.       Advance(s):

         Term and Repayment Date         Portion Transferred

         Administrative Details of Transferee

         Address:

         Contact Name:

         Account for Payments

         Facsimile:

         Telephone:

                               THE SECOND SCHEDULE

                          Condition Precedent Documents

1.   In relation to each Obligor:

     (i) a copy, certified to be a true copy by a duly authorised officer of such Obligor, of the Memorandum and Articles of Association (or equivalent documents) of such Obligor;

     (ii) a copy, certified to be a true copy by a duly authorised officer of such Obligor, of a Board Resolution (or, as appropriate, a resolution of the Executive Committee, but in such case accompanied by the authorization of such Executive Committee so to act) of such Obligor approving the execution, delivery and performance of the Finance Documents to which it is a party and the terms and conditions hereof and authorising a named person or persons to sign the Finance Documents to which it is a party and any documents to be delivered by such Obligor pursuant hereto; and

     (iii) a certificate of a duly authorised officer of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, the Finance Documents to which it is a party and any documents to be delivered by such Obligor pursuant hereto.

2. An opinion of Smith Lyons, Canadian counsel to the Borrower, in substantially the form distributed to the Bank prior to the execution hereof.

3. A copy, certified to be a true copy by a duly authorised officer of the Guarantor, of the Original Financial Statements of such Obligor.

4.       The Guarantee.

                               THE THIRD SCHEDULE

                               Utilisation Request


                               Please see attached

                               [Intrader Printout]

                               THE FOURTH SCHEDULE

                         Form of Compliance Certificate


To:      Bank One Canada


Dear Sirs

Capital One - Compliance Certificate


We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between Capital One Inc. as borrower, Capital One Financial Corporation as guarantor and Bank One Canada as the Bank. Terms defined in the Facility Agreement shall bear the same meanings in this Certificate.

I, [ ], a duly authorized officer of Capital One Financial Corporation hereby certify that to the best of my knowledge, information and belief as at [insert date]:

A.       the Borrower's Net Worth is as follows:

         [amount of Net Worth]              $U.S.              o

B.       In the case of the Borrower:-

         (a)      the ratio of its Debt to Total Capital is [ ]

         (b)      the ratio of its Equity to Total Assets is [ ]

         (c)      the ratio of its Eligible Assets to Debt is [ ]

C.       In the case of the Guarantor:-

         (a)      its Delinquency Ratio is [ ]%

         (b)      the ratio of its Tier 1 Capital to Managed Receivables is [ ]

         (c)      its Tangible Net Worth is [ ]        $U.S.      o

         (d)      its Leverage Ratio is [  ]

         (e)      its Double Leverage Ratio is [  ]


I confirm that to the best of my knowledge and belief, having made due enquiry no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 33 (Amendments and Waivers) and the Group was in compliance with all of the covenants contained in Clause 19 (Financial Condition) of the Facility Agreement as at [ ].

                                   Yours faithfully

                                            ...................................
                                            Name:
                                            Title:
                                            Capital One Financial Corporation

10573728.05

                               THE FIFTH SCHEDULE

                       Form of Confidentiality Undertaking

From: Bank One Canada
         [Address]
         and
         Capital One Financial Corporation
         [Address]



To:      [Prospective Recipient]
         [Date]

Dear Sirs,

Capital One - Confidentiality Agreement

We refer to our conversations about the facility for Capital One Inc. ("COI") (the "Transaction") and to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between COI as borrower, Capital One Financial Corporation as guarantor and Bank One Canada as the Bank. Following our receipt of a copy of this letter countersigned by you, we may give you certain structural concepts, information and documents relating to the Transaction (together the "Information").

In this letter, the "Bank Group" means Bank One Canada and its subsidiary undertakings, parent undertakings and fellow subsidiary undertaking and the "Capital One Group" means Capital One Financial Corporation and its subsidiaries and affiliates.

In return for us agreeing to provide you with certain Information, you agree as follows:

(a) You shall hold in strict confidence all Information disclosed to you by us or on our behalf and agree that such Information is supplied solely to help you in deciding whether you want to participate in the Transaction and will solely be used by you for that purpose. Despite this obligation, you may disclose
Information:

     (i) to your advisers who need to know such Information for the purpose of evaluating the Transaction;

     (ii) which, except through a failure by you or any adviser to comply with an undertaking as to confidentiality, is in the public domain; and

     (iii) to bank supervisory authorities, statutory auditors or examining authorities, if you are obliged by law or regulation to disclose the Information to them.

         If you have to disclose any Information under sub-paragraph (iii) above, you will give us such prior notice of that disclosure as is reasonably practicable.

(b) You shall get your advisers to give us an undertaking in the form of this letter before letting them see any of the Information. You shall be responsible for any breach by your advisors of any such undertaking.

(c) At our request, you shall provide us with details of all advisers to whom any Information has been, or is to be, disclosed.

(d) You acknowledge that no member of the Bank Group is responsible for the accuracy and/or completeness of any Information. You shall be solely responsible for making your own independent appraisal and investigation of the Transaction and all parties connected with the Transaction (the "Transaction Parties"). You shall not rely upon any member of the Bank Group (now or hereafter) (1) to check the accuracy and/or completeness of any Information, or (2) to assess or review any aspect of the Transaction or any Transaction Party. Accordingly, except in the case of fraud, the Bank Group accepts no responsibility or liability to you (whether for negligence or otherwise).

(e)      You acknowledge that:

         (i) members of the Bank Group may,  now and in the  future,  have other
investment  and  commercial   banking,   trust  and  other   relationships  with
Transaction Parties and with other parties ("Other Parties");

         (ii) as a result of these other relationships, members of the Bank Group may have or get information about Other Parties, Transaction Parties and/or the Transaction or which may be relevant to any of these. Despite this, no member of the Bank Group will have to disclose such information, or the fact that it is in possession of such information, to you;

         (iii) members of the Bank Group may, now and in the future, have fiduciary or other relationships under which it, or they, may exercise voting power over securities of various persons. Those securities may, from time to time, include securities of Transaction Parties; and

         (iv) each member of the Bank Group may exercise such voting powers, and otherwise perform its functions in connection with such fiduciary or other relationships, without regard to its relationship to the Transaction Parties and/or the Transaction.

(f) You will return to us all documents evidencing the Information together with any copies of the Information, promptly upon either (1) your decision not to participate in the Transaction or (2) a request by us to do so.

(g) You agree that the delivery to you of Information does not constitute any representation or warranty by Bank Group as to the accuracy or completeness of that Information.

This letter embodies the entire agreement between you and us relating to the Information. It supersedes any prior agreement or understanding (oral or in writing) relating to the Information. It may not be amended or waived except in writing.

You acknowledge that you have not relied on any representation other than those set out in this letter. We are not liable to you for any representation (other than any fraudulent representation) that is not set out in this letter.

You acknowledge that, except where otherwise indicated, your obligations under this letter are for the benefit of both the Capital One Group and the Bank Group and can be enforced by either.

This letter and all claims arising from or in connection with it are governed by, and are to be construed in accordance with the laws of the Province of Ontario. You submit, for our benefit, to the jurisdiction of the Ontario courts for the resolution of any dispute arising in connection with this letter.

Please sign, date and return to us the enclosed copy of this letter to confirm your agreement to the above,

Yours faithfully



 ........................................
for and on behalf of
Bank One Canada



 ........................................
for and on behalf of
Capital One Financial Corporation

[On Copy]:

Agreed and Accepted

for and on behalf of
[Prospective Recipient]


 ........................................
Dated [                             ]

                               THE SIXTH SCHEDULE
                                Form of Guarantee

GUARANTEE dated as of August 10, 2000 made by CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), in favour of Bank One Canada (including any and all branches or offices thereof, the "Bank").

WHEREAS, Capital One Inc., a direct wholly owned Canadian subsidiary of the Guarantor has entered into a Revolving Credit Facility Agreement dated as of the date hereof (as from time to time amended, the "Facility Agreement") providing a revolving facility by the Bank to the Borrower (as defined in the Facility Agreement) (the "Facility") in a principal amount up to but not exceeding C$100,000,000; and

WHEREAS, the Guarantor has determined that the making of the Facility to the Borrower will be financially beneficial to the Borrower and the Guarantor;

NOW, THEREFORE, to induce the Bank to enter into the Facility Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

1. Definitions Except as otherwise expressly provided herein, terms defined in the Facility Agreement are used herein as defined therein.

2.  The Guarantee

2.1 The Guarantee The Guarantor hereby:

         (a) guarantees to the Bank and its successors and assigns the prompt payment in full when due of all obligations of the Borrower now or hereafter existing under the Facility Agreement, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"); and

         (b) agrees as a primary obligation to indemnify the Bank from time to time on demand from and against any loss incurred by it as a result of the Facility Agreement being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to the Bank, the amount of such loss being the amount which the Bank would otherwise have been entitled to recover from the Borrower.

2.2 Obligations Unconditional The Guarantor acknowledges that the obligations undertaken by it under this Guarantee are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Guarantor agrees that:

     (a) Without affecting the enforceability or effectiveness of this Guarantee in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Guarantor, or the rights, remedies, powers and privileges of the Bank under this Guarantee, the Bank may, at any time and from time to time and without notice or demand of any kind or nature whatsoever except as expressly required by applicable law:

                  (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);

                  (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Finance Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Finance Document or any such other instrument or any term or provision of the foregoing;

                  (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, any Finance Document, any existing security in relation to all or any part of the Guaranteed Obligations or any collateral now or in the future constituting security for the Guaranteed Obligations;

                  (iv) accept or receive (including from any other guarantor of all or any part of the Guaranteed Obligations, if any) partial payments or performance of the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

                  (v) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Bank may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral for or guarantee of (including without limitation any letter of credit, if any, issued with respect to) all or any part of the Guaranteed Obligations;

                  (vi) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the
                           Borrower or any other person (including without limitation any other guarantor of all or any part of the Guaranteed Obligations, if any);

                  (vii) proceed against the Borrower or the Guarantor or any collateral in such order and such manner as the Bank may, in its discretion, determine;

                  (viii) enter into such other transactions or business dealings with the Borrower, any Subsidiary or Affiliate of the Borrower or the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations as the Bank may desire; and

                  (ix) do all or any combination of the actions set forth in this Section 2.2(a) or take any other actions or fail to take any actions to the fullest extent permissible under applicable law in respect of the Guaranteed Obligations.

     (b) The enforceability and effectiveness of this Guarantee and the liability of the Guarantor, and the rights, remedies, powers and privileges of the Bank, under this Guarantee shall not be affected, limited, reduced, discharged or terminated, and the Guarantor hereby expressly waives, to the fullest extent permitted by law, any defense now or in the future arising, by reason of:

                  (i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Finance Document or any other agreement relative to all or any part of the Guaranteed Obligations;

                  (ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Borrower or any other guarantor of all or any part of the Guaranteed Obligations (including without limitation any issuer of any letter of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

                  (iii) the illegality, invalidity or unenforceability of any security or guarantee (including without limitation any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

                  (iv) the cessation, for any cause whatsoever, of the liability of the Borrower or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.5 hereof, by reason of the full payment and performance of all Guaranteed Obligations);

                  (v) any failure of the Bank to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower or any other guarantor of all or any part of the Guaranteed Obligations or any other person or to take any action whatsoever to mitigate or reduce such or any other guarantor's liability under this Guarantee, the Bank being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Borrower may be in default of its obligations under any Finance Document;

                  (vi) any counterclaim, set-off or other claim which the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations has or alleges to have with respect to all or any part of the Guaranteed Obligations;

                  (vii) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any person;

                  (viii) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Obligor, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

                  (ix) any action taken by the Bank that is authorized by this Section 2.2 or otherwise in this Guarantee or by any other provision of any Finance Document or any omission to take any such action;

                  (x) any change in the direct or indirect ownership or control of the Borrower or of any shares or ownership interests thereof; or

                  (xi) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor of all or any part of the Guaranteed Obligations.

     (c) The Guarantor expressly waives, for the benefit of the Bank, all set-offs and counterclaims and all diligence, presentment, demand for payment or performance, notices of nonpayment or nonperformance, protest, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever, and any requirement that the Bank, exhaust any right, power or remedy or proceed against the Borrower under the Facility Agreement or any other agreement referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations, and all notices of acceptance of this Guarantee or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. The
Guarantor further expressly waives the benefit of any and all statutes of limitation to the fullest extent permitted by applicable law.

     (d)  The  Guarantor  represents  and  warrants  to  the  Bank  that  it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrower and its properties on a continuing basis and that the Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Borrower and its properties. The Guarantor further represents and warrants that it has reviewed and approved each of the Finance Documents and is fully familiar with the transactions contemplated by the Finance Documents and that it will in the future remain fully familiar with such transaction and with any new agreements relating to the Facility. The Guarantor hereby expressly waives and relinquishes any duty on the part of the Bank (should any such duty exist) to disclose to such or any other guarantor of all or any part of the Guaranteed Obligations any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrower or its properties or to any Finance Document or the transactions under-taken pursuant to, or contemplated by, any such Finance Document, whether now or in the future known by the Bank.

     (e) The Guarantor intends that its rights and obligations shall be those expressly set forth in this Guarantee and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guarantee.

2.3 Understanding With Respect to Waivers and Consents The Guarantor represents, warrants and agrees that each of the waivers and consents set forth in this Guarantee is made voluntarily and unconditionally. If, notwithstanding the intent of the parties that the terms of this Guarantee shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

2.4 Taxes The provisions of Clauses 12, 13 and 14 of the Facility Agreement shall apply mutatis mutandis to this Guarantee to the extent that such provisions relate to payment obligations of the Guarantor under this Guarantee.

2.5 Reinstatement The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or the like under any bankruptcy, insolvency or similar law.

2.6 Subrogation The Guarantor hereby agrees that, until the final payment and satisfaction in full of all Guaranteed Obligations and the expiration or termination of the Commitment of the Bank under the Facility Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 2.1 hereof, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

2.7 Remedies The Guarantor agrees that, as between the Guarantor and the Bank, the obligations of the Borrower under the Facility Agreement may be declared to be forthwith due and payable as provided in Part 7 of the Facility Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Part 7) for purposes of Section 2.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.1.

2.8 Manner of Payment The Guarantor shall make any payment required to be made hereunder in lawful money as specified in Clause 24 of the Facility Agreement and in same day funds to the Bank at the place specified for payments in the Facility Agreement, without set-off, counterclaim or other defense and free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any jurisdiction or by any political subdivision or taxing authority thereof or therein (whether pursuant to Delaware law or otherwise).

3. Representations and Warranties The Guarantor represents and warrants to the Bank that all the representations and warranties pertaining to the Guarantor contained in the Facility Agreement are true and correct as of the date the same are deemed to be made or repeated under Clause 18.15 of the Facility Agreement by reference to the facts and circumstances then existing.

4.       Covenants

4.1 General Covenants The Guarantor agrees that until the final payment in full of the Guaranteed Obligations it will comply with each of the covenants pertaining to the Guarantor under Clauses 19 to 21 of the Facility Agreement.

4.2 Regulatory Capital The Guarantor will cause each of its Insured Subsidiaries to be (and each of Capital One Bank and Capital One, F.S.B. so long as it is an Insured Subsidiary to be) at all times "adequately capitalized" for purposes of 12 U.S.C. ss. 1831o, as amended, re-enacted or redesignated from time to time, and at all times to maintain such amount of capital as may be prescribed from time to time, whether by regulation, agreement or order, by each Bank Regulatory Authority having jurisdiction over such Insured Subsidiary.

For the purposes of this Clause 4.2, "Insured Subsidiary" shall mean any insured depositary institution (as defined in 12 U.S.C. ss.1813(c) (or any successor provision), as amended, re-enacted or redesignated from time to time), that is controlled (within the meaning of 12 U.S.C. ss.1841 (or any successor provision), as amended, re-enacted or redesignated from time to time), by the Guarantor.

4.3 Further Assurances The Guarantor shall from time to time upon the written request of the Bank, execute and deliver such further documents and do such other acts and things as the Bank may reasonably request in order fully to effect the purposes of this Agreement.

5.       Miscellaneous

5.1      Governing Law; Submission to Jurisdiction

(a) This Guarantee shall be governed by, and construed in accordance with, the law of the Province of Ontario.

(b) The Guarantor hereby submits to the nonexclusive jurisdiction of the courts of the Province of Ontario for the purposes of all legal proceedings arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor hereby irrevocably appoints Smith Lyons, Suite 5800, Scotia Plaza, 40 King Street West, M5H 3Z7 (the "Process Agent") as its true and lawful attorney-in-fact to receive service of all writs, summons and other process in connection with any such legal proceedings in Ontario and agrees that the failure of the Process Agent to convey any such process to the Guarantor shall not impair or affect the validity thereof or of any judgment based thereon.

(c) The Guarantor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

5.2 Waiver of Jury Trial THE GUARANTOR AND THE BANK HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.3 Notices All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

5.4 Waivers, Etc. The terms of this Guarantee may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Bank.

5.5 Successors and Assigns This Guarantee shall be binding upon and inure to the benefit of the parties and their respective successors and assigns (provided, however, that the Guarantor shall not assign or transfer any of its rights hereunder without the prior written consent of the Bank).

5.6 Counterparts This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Guarantee by signing any such counterpart.

5.7 Severability If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favour of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered as of the day and year first above written.



The Guarantor

CAPITAL ONE FINANCIAL CORPORATION


By:  ...................................

Address for Notices:       c/o Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102

Attention:                 Director of Corporate Funding


The Bank

BANK ONE CANADA

By:  ...........................

By:  ...........................
Address for Notices:       Canada Trust Tower,
                           BCE Place
                           161 Bay Street,
                           Suite 4240
                           Toronto, Ontario
                           Canada
                           M5J 2S1
Attention:                 [o]

Exhibit 10.3
                                   $70,000,000

                       REVOLVING CREDIT FACILITY AGREEMENT

                                     between

                        CAPITAL ONE FINANCIAL CORPORATION
                                   as borrower

                                       and

                                 CITIBANK, N.A.
                                    as lender



                                 August 10, 2000

                                TABLE OF CONTENTS


Part 1
   1. Interpretation...........................................................2
Part 2
   2. Grant of Facility........................................................2
   3. Purpose..................................................................2
   4. Conditions Precedent.....................................................2
Part 3
   5. Utilisation of Facility..................................................2
Part 4
   6. Making of Advances.......................................................2
   7. Payment of Interest......................................................2
   8. Calculation of Interest..................................................2
   9. Repayment of Advances....................................................2
Part 5
   10. Cancellation............................................................2
   11. Prepayment..............................................................2
Part 6
   12. Reserved................................................................2
   13. [Reserved]..............................................................2
   14. [Reserved]..............................................................2
   15. Increased Costs.........................................................2
   16. Illegality..............................................................2
   17. Mitigation..............................................................2
Part 7
   18. Representations.........................................................2
   19. Financial Information...................................................2
   20. Financial Condition.....................................................2
   21. Covenants...............................................................2
   22. Events of Default.......................................................2
Part 8
   23. Default Interest and Indemnity..........................................2
Part 9
   24. Currency of Account and Payment.........................................2
   25. Payments................................................................2
   26. Set-Off.................................................................2
Part 10
   27. Facility Fee, Utilization Fee and Arranging Fee.........................2
   28. Costs and Expenses......................................................2
Part 11
   29. Benefit of Agreement....................................................2
   30. Assignments and Transfers by the Borrower...............................2
   31. Assignments and Transfers by Bank.......................................2
   32. Disclosure of Information...............................................2
   33. Calculations and Evidence of Debt.......................................2
   34. Amendments and Waivers..................................................2
   35. Remedies and Waivers....................................................2
   36. Partial Invalidity......................................................2
   37. [Reserved]..............................................................2
   38. Notices.................................................................2
   39. Counterparts............................................................2
Part 12
   40. Law.....................................................................2
   41. Jurisdiction............................................................2

THIS AGREEMENT is made as of the 10th day of August, 2000

BETWEEN

(1)      CAPITAL ONE FINANCIAL CORPORATION (the "Borrower"); and

(2)      CITIBANK, N.A. (the "Bank").

NOW IT IS HEREBY AGREED as follows:

                                     Part 1

                                 INTERPRETATION

1.       Interpretation

1.1      Definitions In this Agreement:

"Advance" means any advance made or to be made pursuant to the terms hereof;

"Affiliate" means any person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another person or any Subsidiary of such other person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or by contract or otherwise;

"Available Commitment" means, at any time, the Commitment less the Outstandings at such time;

"Bank Regulatory Authority" shall mean the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and all other relevant bank regulatory authorities (including, without limitation, relevant state bank regulatory authorities);

"Commitment" shall have the meaning ascribed to it in Clause 2 (Grant of Facility);

"Compliance Certificate" means a certificate demonstrating compliance with the covenants set forth in Clause 20 (Financial Condition) as of the date specified in such certificate, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate);

"Event of Default" means any of those events specified in Clause 22 (Events of Default).

"Exchange Act" means the Securities Exchange Act of 1934, as amended;

"Facility"   means  the  revolving  credit  facility  granted  to  the  Borrower hereunder;

"Facility Office" means, in respect of the Bank, the office in the United States set forth opposite the Bank's name in the signature page below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office in United States as it may from time to time notify to the Borrower;

"Final Maturity Date" means the day which is 364 days after the date hereof; provided that if the Final Maturity Date determined as aforesaid would fall on a day which is not a business day, it shall be the immediately preceding business day which is a business day in New York, New York, and Falls Church, Virginia;

"Finance Documents" means each of this Agreement, any Compliance Certificate, any notice delivered in connection herewith or therewith and any other agreement or document designated as such by the Bank and the Borrower;

"Group" means, at any time, the Borrower and each of its Subsidiaries at such time;

"LIBO Rate" means for the Term of each Advance, a per annum interest rate equal to the per annum rate determined by the Bank on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Term (and commencing on the first day of such Term), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two (2) business days before the first day of such Term (provided that, if at least two such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such Term will be the arithmetic mean of such offered rates). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates, "LIBO Rate" shall mean for the Term of each Advance, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the office of the Bank (each such determination to be conclusive and binding) as of two business days prior to the first day of such Term, as the effective rate at which deposits in immediately available funds in United States dollars are being, have been, or would be offered or quoted by the Bank to major banks in the applicable interbank market for dollar deposits at any time during the business day which is the second business day immediately preceding the first day of such Term, for a term comparable to such Term and in the amount of the requested Advance. If no such offers or quotes are generally available for such amount, then the Bank shall be entitled to determine the LIBO Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available;

"Lien" means, with respect to the property of the Borrower, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property;

"Managed Receivables" shall mean, on any date, all of the Borrower's (a) on-balance sheet credit card loans and other finance receivables, (b) on-balance sheet credit card loans and other finance receivables held for securitization and (c) securitized credit card loans and other finance receivables;

"Margin" means, at any time, 0.85% per annum;

"Margin Stock" means "margin stock" within the meaning of Regulations T, U and X;
"Material Adverse Effect" means with respect to the Borrower, a material adverse effect on (a) the property, business, operations, financial condition, prospects or capitalization of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Finance Documents to which it is a party, (c) the validity or enforceability of the obligations of the Borrower under the Finance Documents to which it is a party, (d) the rights and remedies of the Bank against the Borrower or (e) the timely payment of the principal of or interest on or in connection with any Advance or other amounts payable by the Borrower in connection therewith;

"Original Financial Statements" means, in relation to the Borrower, its audited consolidated financial statements for its financial year ended December 31, 1999 together with its consolidated management accounts for its financial period ended March 31, 2000;

"Outstandings" means, at any time, the aggregate of each outstanding Advance at such time;

"Permitted Disposal" means any of the following:

(vi) the merger or consolidation of any Affiliate of the Borrower with or into, or the transfer by such Affiliate of all or substantially all of its business or property to (x) the Borrower if the Borrower is the continuing, surviving or transferee corporation or (y) any other Affiliate of the Borrower;

(vii)the merger or consolidation of the Borrower with or into, or the transfer by the Borrower of all or substantially all of its business or property, to any Affiliate of the Borrower if such Affiliate is the continuing, surviving or transferee entity, such Affiliate expressly assumes the obligations of the Borrower hereunder and such Affiliate, following such merger, consolidation or transfer, has a Tangible Net Worth (as defined in Clause 20.2 (Definitions of Financial Terms)) at least equal to that of the Borrower immediately prior thereto;

(viii) the merger or consolidation of any Affiliate of the Borrower with or into, or the transfer by any such person of all or substantially all of its business or property to any other person so long as no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom; provided that a merger, consolidation or transfer under this clause (iii) shall not be deemed to cause a breach of Clause 21.4 (Disposals) unless an Event of Default has occurred and is continuing, or will occur as a result of such merger, consolidation or transfer, due to violation of a provision of this Agreement other than Clause 21.4 (Disposals); and

(ix) the sale by the Borrower or any Affiliate of the Borrower of credit card loans and other finance receivables pursuant to securitizations.

"Potential Event of Default" means any event that with notice or lapse of time or both would become an Event of Default;

"Prime Rate" means, in relation to any Advance or unpaid sum and any date, the rate of interest from time to time announced by the Bank at the Facility Office as its prime commercial lending rate;

"Receivables" means, with respect to the Borrower, any amount owing, from time to time, with respect to a credit card, consumer revolving or consumer installment loan account, home equity line of credit or residential mortgage loan account or other consumer receivable owned by the Borrower, including, without limitation, amounts owing for payment of goods and services, cash advances, convenience checks, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products, and any other receivables arising out of financing transactions by the Borrower; provided that the term "Receivables" shall not include any of the foregoing that is subject to a securitization effected in the ordinary course of business;

"Regulations A, D, T, U and X" shall mean, respectively, Regulations A, D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time;

"Repayment Date" means, in relation to any Advance, the last day of the Term thereof or, if such day is not a business day, the next business day following;

"Requested Amount" means, in relation to any Utilisation Request, the aggregate principal amount of the Advance requested;

"Restricted Shares" means, with respect to the Borrower, shares of stock of or other ownership interests in the Borrower or any Subsidiary thereof engaged primarily in the extension of consumer credit to third parties or securitizations of receivables related to such extension of consumer credit, excluding without limitation any such ownership interests of the Borrower in America One Communications, Inc.;

"Rollover Advance" means an Advance which is used to refinance an existing Advance and which is the same amount as such maturing Advance and is to be drawn on the day such maturing Advance is to be repaid;

"Securities Act" means the Securities Act of 1933, as amended;

"Subsidiary" of any corporation (the "Parent") means any other corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such other corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Parent or by the Parent and/or one or more Subsidiaries of the Parent, and shall include any corporation that is a direct or indirect Subsidiary of any such first mentioned Subsidiary;

"Term" means, in relation to any Advance, the period for which such Advance is borrowed as specified in the Utilisation Request relating thereto;

"Termination  Date"  means the day  falling  one  month  prior to the Final
 Maturity Date;

"Transfer Certificate" means a certificate substantially in the form set out in the First Schedule (Form of Transfer Certificate) signed by the Bank and a Transferee whereby:

         (i) the Bank seeks to procure the transfer to such Transferee of all or a part of the Bank's rights and obligations hereunder upon and subject to the terms and conditions set out in Clause 31 (Assignments and Transfers by Bank); and

         (ii) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Bank as is contemplated in Clause 31.2 (Transfers by Bank);

"Transfer Date" means, in relation to any Transfer Certificate, the date for the
making  of  the  transfer  as  specified  in  the  schedule  to  such   Transfer
Certificate;

"Transferee" means a bank or other financial institution to which the Bank seeks to transfer or, as the case may be, has transferred all or part of the Bank's rights and obligations hereunder;

"Utilisation" means a utilisation of the Facility hereunder;

"Utilisation Date" means the date of a Utilisation, being the date on which the Advance in respect thereof is to be made; and

"Utilisation Request" means a notice given to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) in the form set out in the Third Schedule (Utilisation Request).

1.2      Interpretation. Any reference in this Agreement to:
the "Bank" shall be construed so as to include its and any subsequent successors, permitted Transferees and permitted assigns in accordance with their respective interests;

a document is in an "agreed form" when it has been initialled or signed by or on behalf of the Borrower and the Bank;

a "business day" shall be construed as a reference to a day other than a Saturday, Sunday or other day on which commercial banks in Falls Church, Virginia or the jurisdiction where the Facility Office is located are authorized or required by law to close, excluding any day on which banks are not open for dealings in dollar deposits in the London interbank market;

a "Clause" shall, subject to any contrary indication, be construed as a reference to a clause hereof;

"financial indebtedness" shall be construed, with respect to any person, as a reference to any indebtedness of such person for or in respect of:

(i) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person);

(ii) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;

(iii)indebtedness of others secured by an encumbrance on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person;

(iv) contingent and non-contingent obligations of such person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such person;

(v) capital lease obligations of such person (being all obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP (as defined in Clause 20.2 (Definition of Financial Terms) or in any similar or equivalent manner under the relevant generally accepted accounting principles applicable to the preparation of such person's financial statements if these are other than GAAP) and, for the purposes of this Agreement, the amount of such obligations shall be the capitalised amount thereof, determined in accordance with GAAP (as so defined); and

(vi) financial indebtedness of others guaranteed by such person;

a "holding company" of a person shall be construed as a reference to any person of which the first-mentioned person is a Subsidiary;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a "Part" shall, subject to any contrary indication, be construed as a reference to a part hereof;

a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or province or agency of a state or province or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

a "Schedule" shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

"tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

a "wholly-owned subsidiary" of a person shall be construed as a reference to any person which has no other members or shareholders except that other person and that other person's wholly-owned Subsidiaries or persons acting on behalf of that other person or its wholly-owned Subsidiaries; and

the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including, without limitation, being subject to or the seeking of liquidation, bankruptcy, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors or compromise, arrangement or proposals with creditors.

1.6 "$" and "United States Dollars" denote the lawful currency of the United States of America from time to time.

1.7 References Save where the contrary is indicated, any reference in this Agreement to:

         (i) this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, restated, varied, novated or supplemented;

         (ii) a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

         (iii) a time of day shall be construed as a reference to Falls Church, Virginia, time; and

         (iv) a person, shall mean that person's successor, permitted transferee or assignee.

1.5 Headings Clause, Part and Schedule headings are for ease of reference only.

                                     Part 2

                                  THE FACILITY

2.       Grant of Facility

         The Bank grants to the Borrower upon the terms and subject to the conditions hereof, a revolving credit facility in a total aggregate amount of $70,000,000 (the "Commitment").

3.       Purpose

3.1 Purpose The Facility is intended for the general corporate purposes of the Borrower (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations T, U and X and the Securities Act and the Exchange Act and the regulations thereunder), and, accordingly, the Borrower shall apply all amounts borrowed by it hereunder in or towards satisfaction of such purposes.

3.2 Application Without prejudice to the obligations of the Borrower under Clause 3.1 (Purpose), the Bank shall not be obliged to concern itself with the application of amounts raised by the Borrower hereunder.

4.       Conditions Precedent

4.1 Save as the Bank may otherwise agree, the Bank shall be under no obligation hereunder unless the Bank has received (or waived receipt of) all of the documents listed in the Second Schedule (Condition Precedent Documents) and that each is, in form and substance, satisfactory to the Bank.

4.2 The Bank shall, on request by the Borrower, certify in writing whether or not it has received or waived receipt of any of the documents listed in the Second Schedule (Condition Precedent Documents) and whether each is in form and substance satisfactory to it.

                                     Part 3

                             UTILISATION OF FACILITY

5.       Utilisation of Facility

5.1 Delivery of a Utilisation Request The Borrower may from time to time utilise the Facility by delivering to the Bank, by no later than 10:30 a.m. on the proposed Utilisation Date, a duly completed Utilisation Request. The Bank shall, upon receipt of a duly completed Utilisation Request, advance the Requested Amount to the Borrower by no later than 3:00 p.m. on the Utilisation Date.

5.2 Utilisation Request Each Utilisation Request delivered to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be irrevocable and shall specify:

         (i)      the proposed Utilisation Date;

         (ii) the Requested  Amount (to be determined in accordance  with Clause
5.3 (Requested Amount));

         (iii) the Term in question which will begin on the proposed Utilisation Date and end on a business day, will not exceed 90 days in duration and will expire on or before the Final Maturity Date; and

         (iv) the account to which the proceeds of the proposed Utilisation are to be paid.

5.3 Requested Amount The Requested Amount to be specified in a Utilisation Request delivered pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be in a minimum amount of $100,000 and an integral multiple of $100,000.

                                     Part 4

                                  THE ADVANCES

6.       Making of Advances

If the Borrower notifies the Bank that it is to make an Advance, and if on the proposed Utilisation Date relating to such an Advance:

         (i) no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 34 (Amendments and Waivers); and

         (ii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 18.14 (Repetition of Representations) are true and correct on and as of such Utilisation Date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 34 (Amendments and Waivers), then, on such Utilisation Date, the Bank shall, subject to all the terms of this Agreement, make such Advance through its Facility Office.

7.       Payment of Interest

On the Repayment Date relating to each Advance the Borrower shall pay to the Bank all unpaid accrued interest on that Advance.

8.       Calculation of Interest

8.1 Interest Applicable to Advances The rate of interest applicable to an Advance from time to time during the Term of such Advance shall be the rate per annum determined by the Bank to be the sum of the LIBO Rate for such Advance and the Margin and reflected on the Utilisation Request.

9.       Repayment of Advances

         Except as otherwise provided herein, the Borrower shall repay each Advance made to it in full on the Repayment Date relating thereto and the Borrower shall not repay or prepay all or any part of any Advance outstanding hereunder except at the times and in the manner expressly provided herein.

                                     Part 5

                                  CANCELLATION

10.      Cancellation

10.1 Cancellation At any time prior to the day falling one month before the Final Maturity Date the Borrower may, by giving to the Bank not less than 15 days' prior notice to that effect, cancel the whole or any part (being a minimum amount of $3,000,000, or equal to the amount of the Available Commitment, if less) of the Available Commitment.

10.2 Notice of Cancellation Any notice of cancellation given by the Borrower pursuant to Clause 10.1 (Cancellation) shall be irrevocable and shall specify the date upon which such cancellation is to be made and the amount of such cancellation.

11.      Prepayment

The Borrower may, on any business day, prepay all (or any part thereof being in aggregate at least $100,000 and an integral multiple of $100,000) of any Advance made to it without premium or penalty but without prejudice to such Borrower's obligations under Clause 23.4 (Broken Periods), by giving to the Bank not less than 5 days' notice of the date of the prepayment. Any such notice shall be irrevocable and shall oblige the Borrower to make the prepayment on the date therein stated.

                                     Part 6

                            CHANGES IN CIRCUMSTANCES

12.      [Reserved]

13.      [Reserved]

14.      [Reserved]

15.      Increased Costs

15.1 Changes in Circumstances If, by reason of (i) any change in law in any jurisdiction or in its interpretation or administration and/or (ii) compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including, without limitation, a request or requirement (x) which affects the manner in which the Bank or any holding company of the Bank is required to or does maintain capital resources having regard to the Bank's obligations under any Finance Document and to amounts owing to it under any Finance Document but excluding the implementation, as contemplated on the signing of this Agreement, of any of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "Cooke Report"), (y) which implements any change after the signing of this Agreement in, or in the interpretation or application of, such matters or any increase in the requirements of the Cooke Report after the date hereof:

         (a) the Bank or any holding company of the Bank incurs a cost as a result of the Bank's having entered into and/or performing its obligations under any Finance Document and/or assuming or maintaining a commitment under any Finance Document and/or its making one or more Advances;

         (b) the Bank or any holding company of the Bank suffers a reduction in the rate of return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of tax payable on its overall profits or net income) as a result of a change in the manner in which the Bank is required to allocate resources to its obligations under any Finance Document;

         (c) there is any increase in the cost to the Bank or any holding company of the Bank of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances made or to be made by the Bank hereunder; or

         (d) the Bank or any holding company of the Bank becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of the Bank's Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or calculated by reference to the amount of the Advances made or to be made by the Bank hereunder and/or to any sum received or receivable by it hereunder, then the Borrower shall, provided that the Bank has notified the Borrower of such claim pursuant to Clause 15.2 (Increased Costs Claim), within 10 business days of receipt of a demand of the Bank, pay to the Bank amounts sufficient to indemnify the Bank or any such holding company against, as the case may be, (1) such cost, (2) such reduction in such rate of return (or such proportion of such reduction as is, in the opinion of the Bank, attributable to its obligations hereunder), (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Bank, attributable to its funding or maintaining Advances) or (4) such liability.

15.2 Increased Costs Claim If the Bank intends to make a claim pursuant to Clause 15.1 (Changes in Circumstances), it shall notify the Borrower thereof by delivery of a certificate setting out in reasonable detail the basis and computation of such claim; provided that nothing herein shall require the Bank to disclose any confidential information relating to the organisation of its affairs.

15.3 Option to repay in relation to increased costs claim If the Borrower is required to pay any amount to the Bank under Clause 15.1 (Changes in Circumstances), then subject to that Borrower giving the Bank not less than 10 days prior notice:

         (i) the Borrower may prepay all, but not part, of Advances together with accrued interest on the amount prepaid. On any such prepayment the Commitment shall be automatically cancelled; and/or

         (ii) the Borrower shall have the right at any time thereafter to locate a new lender to which all the rights and obligations of the Bank hereunder may be transferred. If such new lender has been located then the Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of the Bank hereunder shall be transferred to such new lender with effect from the Transfer Date specified in such Transfer Certificate.

16.      Illegality

If, at any time, it is unlawful for the Bank to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder or for it, then the Bank shall, promptly after becoming aware of the same, deliver to the Borrower a certificate to that effect and, unless such illegality is avoided in accordance with Clause 17 (Mitigation), to the extent of such illegality:

         (i) the Bank shall not thereafter be obliged to participate in the making of such Advances and the amount of the Commitment shall be immediately reduced accordingly; and

         (ii) if the Bank so requires, the Borrower shall on such date as the Bank shall have specified as being necessary to comply with the relevant law repay such Advance together with accrued interest thereon and all other amounts owing to the Bank.

17.      Mitigation

If, in respect of the Bank, circumstances arise which would, or would upon the giving of notice, result in:

(i)  the reduction of the Commitment to zero pursuant to Clause 16 (Illegality);
     or

(ii) a  claim  for   indemnification   pursuant  to  Clause  15.1   (Changes  in
     Circumstances);

then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the Clauses referred to in (i) or (ii) above, the Bank shall, in consultation with the Borrower, take such reasonable steps as the Bank acting in good faith considers appropriate to mitigate the effects of such circumstances including the transfer of its rights and obligations hereunder to another financial institution acceptable to the Borrower willing to participate in the Facility provided that the Bank shall be under no obligation to take any such action if, in the sole discretion of the Bank, to do so would or might have a material adverse effect upon its business, operations or financial condition.

                                     Part 7

                REPRESENTATIONS, COVENANTS AND EVENTS OF DEFAULT

18.      Representations

The Borrower makes the representations and warranties set out in Clause 18.1 to Clause 18.14 and acknowledges that the Bank entered into this Agreement in reliance on those representations and warranties.

18.1 Status and Due Authorization The Borrower is a corporation duly organised, validly existing and in good standing under the laws of Delaware, with all requisite corporate or other power to execute and deliver the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution and delivery of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken.

18.2 Validity and Admissibility in Evidence All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable the Borrower lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party, (b) to ensure that the obligations expressed to be assumed by the Borrower in each of the Finance Documents to which it is a party are legal, valid and binding and (c) to make each Finance Document to which the Borrower is a party admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed and all material governmental licences, authorizations, consents and approvals under the laws of any jurisdiction necessary to own its assets and carry on its business as now being or as proposed to be conducted have been obtained.

18.3 Most Recent Financial Statements The most recent financial statements of the Borrower delivered in accordance with the terms of this Agreement were prepared in accordance with GAAP (as defined in Clause 20.2 (Definitions of Financial Terms)) and consistently applied and give (in conjunction with the notes thereto) a true and fair view of the financial condition of the Group at the date as of which they were prepared and the results of the Group's operations during the financial year then ended.

18.4 No Material Adverse Change Since publication of the Original Financial Statements of the Borrower, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of the Group taken as a whole.

18.5 No Undisclosed Liabilities As at the date as of which the Original Financial Statements of the Borrower were prepared no member of the Group had any liabilities (contingent or otherwise) which were not disclosed thereby (or by notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against, in each case, as required under GAAP.

18.6 Litigation Other than as disclosed to the Bank prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower) threatened against or affecting the Borrower or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

18.7 Execution of the Finance Documents The Borrower's execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder do not and will not:

         (i)      conflict  with  any   agreement,   mortgage,   bond  or  other
                  instrument or treaty to which it is a party or which is binding upon it or any of its assets;

         (ii) conflict with its charter, by-laws or any other constitutive documents and rules and regulations; or

         (iii) conflict with any applicable law, regulation or official or judicial order, writ, injunction or decree;

which, in each case, is reasonably likely to have a Material Adverse Effect and could subject the Bank to liability.

18.8 Full Disclosure All of the written information supplied by the Borrower to the Bank in connection herewith is true and accurate in all material respects.

18.9 Claims Pari Passu The claims of the Bank against the Borrower under the Finance Documents will rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred solely by any
bankruptcy,   insolvency,   liquidation   or  other   similar  laws  of  general
application.

18.10 No Winding-up The Borrower has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

18.11 Liens Save as permitted by Clause 21.5 (Negative Pledge), no Lien exists over all or any of the Borrower's present or future revenues or assets.

18.12 No Obligation to Create Security The Borrower's execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige it to create any encumbrance over all or any of its present or future revenues or assets.

18.13 Use of Credit No part of the proceeds of the Advances hereunder will be used to buy or carry any Margin Stock.

18.14 Repetition of Representations The representations contained in this Clause 18 (other than those made under Clauses 18.4, 18.5, 18.6, 18.8, 18.10, 18.11 and
18.12 ) shall be deemed to be repeated by the Borrower on each date upon which an Advance is made (other than Rollover Advances) by reference to the facts and circumstances then existing.

19.      Financial Information

The Borrower shall deliver or cause to be delivered or otherwise made available through electronic media (provided that the Bank shall be given prior written notice of such availability) to the Bank the following financial statements and information:

19.1 Annual Statements The Borrower shall as soon as the same become available, but in any event within 120 days after the end of its financial year, deliver to the Bank the consolidated audited financial statements of the Group for such financial year.

19.2 Semi-annual and Quarterly Statements The Borrower shall as soon as the same become available, but in any event within 60 days after the end of each of its quarters ending three months, six months and nine months after the end of its financial years, deliver to the Bank its consolidated unaudited financial statements of the Group for such period.

19.3 Other Financial Information The Borrower shall from time to time on the request of the Bank, furnish the Bank with such information about the business and financial condition of the Group as the Bank may reasonably require.

19.4 Requirements as to Financial Statements The Borrower shall ensure that:

         (i) each set of financial statements delivered by it pursuant to this Clause 19 is prepared on the same basis as was used in the preparation of its Original Financial Statements and in accordance with GAAP and consistently applied;

         (ii) each set of financial statements delivered by it pursuant to Clause 19.1 is certified by a duly authorised officer of the Borrower as giving a true and fair view of the Group's financial condition as at the end of the period to which those financial statements relate and of the results of the Group's operations during such period;

         (iii)    each set of financial  statements delivered pursuant to Clause
                  19.1 (Annual Statements) has been audited by an internationally recognised firm of independent auditors licensed to practise in the Borrower's jurisdiction of incorporation; and

         (iv) each set of consolidated financial statements and accounts delivered to the Bank pursuant to Clause 19.1 (Annual Statements) or Clause 19.2 (Semi-annual and Quarterly Statements) shall be accompanied by a compliance certificate signed by a duly authorised officer of the Borrower, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate), together with any other information required to determine whether or not the financial condition of the Borrower satisfies the provisions of Clause 20 (Financial Condition).

20.      Financial Condition

20.1 Financial Condition of the Borrower The Borrower shall ensure that, as evidenced by the most recent set of financial statements delivered by it pursuant to Clause 19 (Financial Information):

         (i)      Maximum Delinquency Ratio
                  Its Delinquency Ratio shall not on the last day of any calendar month be more than 6.0%.

         (ii)     Minimum Tier 1 Capital to Managed Receivables Ratio
                  The ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 4.0 % and remain so for more than 90 days and the ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 3.5%.

         (iii)    Minimum Tangible Net Worth
                  The Tangible Net Worth of the Borrower shall not on any date be less than US$1,250,000,000 plus 40% of Cumulative Net
                  Income as of the last day of the fiscal quarter of the Borrower most recently ended (being June 30, 2000) plus 40% of Cumulative Equity Proceeds as of such date of determination.

         (iv)     Leverage Ratio
                  Its Leverage Ratio shall not on any date exceed 10.0 to 1.

         (v)      Double Leverage Ratio
                  Its Double Leverage Ratio shall not on any date exceed 1.25 to 1.

20.2     Definitions of Financial Terms  In this Agreement:

"Cumulative Equity Proceeds" shall mean, as of any date of determination, the aggregate amount of all cash received on or prior to such date of determination by the Borrower and its Subsidiaries in respect of any Equity Issuance effected after June 30, 2000, net of reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith;

"Cumulative Net Income" shall mean, as of any date of determination, the net income of the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Borrower (a) commencing with the fiscal quarter ended June 30, 2000 and (b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that the Borrower's Cumulative Net Income shall be determined exclusive of any fiscal quarter of the Borrower for which the consolidated net income of the Borrower and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero;

"Delinquency Ratio" shall mean, on any date and with respect to the Borrower, the ratio of (a) all Past Due Receivables with respect to the Borrower on such date to (b) the aggregate amount of all Managed Receivables with respect to the Borrower on such date;

"Double Leverage Ratio" shall mean, on any date, the ratio of (a) the sum of the Borrower's Intangibles calculated on an unconsolidated basis on such date plus the amount of the aggregate investment of the Borrower in the capital stock of its Subsidiaries to (b) the Borrower's Net Worth on such date;

"Equity" means on any date and with respect to any person, the aggregate at such time of such person's called up share capital, any credit balance on such person's share premium account or consolidated profit and loss account and such person's consolidated reserves less any debit balance on the consolidated profit and loss account of such person;

"Equity Issuance" shall mean (a) any issuance or sale by the Borrower or any of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Borrower or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Borrower issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or any of its Subsidiaries or (b) the receipt by the Borrower or any of its Subsidiaries from any person not a shareholder of the Borrower of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (i) any such issuance or sale by any Subsidiary of the Borrower to the Borrower or any wholly owned Subsidiary of the Borrower or (ii) any capital contribution by the Borrower or any wholly owned Subsidiary of the Borrower to any Subsidiary of the Borrower;

"GAAP" shall mean on any date and with respect to any person, generally accepted accounting principles in the United States of America applied on a consistent basis with those used in the preparation of the latest annual or quarterly financial statements furnished by on behalf of such person to the Bank pursuant hereto;

"Intangibles" means as at any date and with respect to any person, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such person and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to June 30, 2000 in the book value of any asset by any such person or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in persons that are not Subsidiaries and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organisation or developmental expense and other intangible assets;

"Investments" means for any person (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other person (including the purchase of Property from another person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such person in the ordinary course of business; or (c) the entering into of any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person and (without duplication) any amount committed to be advanced, lent or extended to such person;

"Leverage Ratio" means on any date, the ratio of (a) the indebtedness (as determined on a consolidated basis without duplication in accordance with GAAP) of the Borrower with respect to the Borrower and its consolidated Subsidiaries at such date minus the aggregate amount of all on-balance sheet loans held for securitization at such date to (b) the Borrower's Tangible Net Worth at such date;

"Managed Receivables" means on any date and with respect to any person, the sum for such person and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on balance sheet credit card loans and other finance receivables held for securitization plus (c) all securitized credit card loans and other finance receivables of such person; provided that, as the term "Managed Receivables" is used in the Tier I Capital to Managed Receivables Ratio calculation, clauses (a), (b) and (c) above shall be determined exclusive of securitized, non-revolving finance receivables;

"Net Worth" means on any date the consolidated stockholders' equity of the Borrower and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Past Due Receivables" means on any date and with respect to any person, Managed Receivables contractually past due 90 days or more plus all other non performing assets provided however that receivables which are loans, whether or not contractually past due 90 days or more, shall not constitute Past Due Receivables to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor);

"Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible;

"Tangible Net Worth" means on any date and with respect to any person, the consolidated stockholders' equity of such person and its consolidated Subsidiaries less Intangibles of such person and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Tier 1 Capital" means on any date and with respect to any person, the amount, for such person and its Subsidiaries (determined on a consolidated basis) on such date of "Tier 1 Capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof).

20.3 Accounting Terms All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

21.      Covenants

21.1 Litigation The Borrower shall promptly give to the Bank notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting the Borrower or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

21.2 Maintenance of Legal Validity The Borrower shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of each of the Finance Documents to which it is a party.

21.3 Insurance The Borrower shall maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by the Borrower.

21.4 Disposals The Borrower shall not, without the prior written consent of the Bank, enter into any transaction of merger or consolidation or amalgamation or liquidate, wind-up or dissolve itself or convey, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), all or substantially all of its revenues or its assets other than by way of a Permitted Disposal.

21.6 Negative Pledge The Borrower shall not, without the prior written consent of the Bank, create or permit to subsist any Lien over any (1) Receivables of the Borrower or (2) Restricted Shares owned by it, in each case whether now owned or hereafter acquired, except:

(d) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgement of the management of the Borrower) have been established;

(e) Liens imposed by law (i) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such Receivables or Restricted Shares or materially impair the use thereof in the operation of the business of the Borrower or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture of sale of the Receivables or Restricted Shares subject to such Lien or (ii) which do not relate to material liabilities of the Borrower and do not in the aggregate materially detract from the value of the Receivables or Restricted Shares of the Group taken as a whole; provided that no Lien permitted under this clause (b) may secure any obligation in an amount exceeding $10,000,000; and

(f) Any pledge of Receivables to a Federal Reserve Bank made in the ordinary course of business to secure advances or other transactions and manage the liquidity position of the Borrower.

21.6 Claims Pari Passu The Borrower shall ensure that at all times the claims of the Bank against it under each of the Finance Documents rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.

21.7 Notification of Events of Default The Borrower shall promptly after becoming aware of the same inform the Bank of the occurrence of any Event of Default or Potential Event of Default and upon receipt of a written request to that effect from the Bank acting reasonably in circumstances which give reasonable grounds for belief that an Event of Default or Potential Event of Default may have occurred, confirm to the Bank that, save as previously notified to the Bank or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred.

22.      Events of Default

Each of Clause 22.1 to Clause 22.17 describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 22.18 and Clause
22.19 deal with the rights of the Bank after the occurrence of an Event of Default.

22.1 Failure to Pay The Borrower (a) fails to pay any principal of any Advance when due (whether at stated maturity or at mandatory or optional prepayment) or
(b) fails to pay any other amount due from it under any Finance Document at the time, in the currency and in the manner specified therein and such failure is not remedied within five business days.

22.2 Cross Default Any financial indebtedness of any member of the Group in excess of an aggregate of $50,000,000 (or its equivalent in any other currency) is not paid when due, any such financial indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity, any commitment for, or underwriting of, any such financial indebtedness of any member of the Group is cancelled or suspended or any creditor or creditors of any member of the Group become entitled to declare any such financial indebtedness of any member of the Group due and payable prior to its specified maturity.

22.3 Misrepresentation Any representation or statement made or deemed to be made by the Borrower in any of the Finance Documents to which it is a party or in any notice or other document, certificate or statement delivered by it pursuant hereto is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

22.4 Specific Covenants The Borrower fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clause 19 (Financial Information) or Clause 21 (Covenants) and, if such breach is capable of remedy, such breach has not been remedied within 30 days after notice of such breach has been given by the Bank to the Borrower.

22.5 Financial Condition At any time any of the requirements of Clause 20 (Financial Condition) is not satisfied.

22.6 Other Obligations The Borrower fails duly to perform or comply with any other obligation expressed to be assumed by it in any Finance Document and such failure, if capable of remedy, is not remedied within 30 days after the Bank has given notice thereof to the Borrower.

22.8     Bankruptcy and Insolvency  The Borrower:

(i) The Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

(ii) The Borrower or any of its Subsidiaries shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, conservator, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (b) make a general assignment for the benefit of its creditors, (c) commence a voluntary case under the Federal Bankruptcy Code of 1978, as amended from time to time (the "Bankruptcy Code"), (d) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (e) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (f) take any corporate action for the purpose of effecting any of the foregoing; or

(iii)A proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (a) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (b) the appointment of a receiver, conservator, custodian, trustee, examiner, liquidator or the like of the Borrower or such Subsidiary or of all or any substantial part of its property or (c) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any of its Subsidiaries shall be entered in an involuntary case under the Bankruptcy Code.

22.8 [Reserved]

22.9 Analogous Events Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause
22.7 (Bankruptcy and Insolvency) or Clause 22.17 (Judgment Defaults).

22.10 Governmental Intervention By or under the authority of any government, (a) the management of the Borrower is wholly or partially displaced or the authority of the Borrower in the conduct of its business is wholly or partially curtailed which is likely to have a Material Adverse Effect or (b) all or a majority of the issued shares of the Borrower or the whole or any part (the book value of which is twenty percent or more of the book value of the whole) of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired which is likely to have a Material Adverse Effect.

22.11 Ownership of the Borrower Any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by the Borrower or the Borrower shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One Bank or the Borrower shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One, F.S.B.

22.12    [Reserved]

22.13 The Borrower's Business The Borrower (i) ceases to carry on the business it carries on at the date hereof the cession of which is likely to have a Material Adverse Effect or (ii) enters into any unrelated business the entry into which is likely to have a Material Adverse Effect.

22.14    Repudiation  The Borrower repudiates any Finance Document.

22.15 Illegality At any time it is or becomes unlawful for the Borrower to perform or comply with any or all of its obligations under any of the Finance Documents or any of the obligations of the Borrower under any of the Finance Documents are not or cease to be legal, valid and binding.

22.16 Performance of Obligations The Borrower becomes unable to perform any of its obligations under any of the Finance Documents and such inability has a Material Adverse Effect on the ability of the Borrower to perform its payment obligations under any of the Finance Documents.

22.17 Judgment Defaults A final judgment or judgments for the payment of money of $50,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

22.18    Acceleration and Cancellation

(i) Upon the occurrence of an Event of Default, other than one referred to in Clause 22.7 (ii) or (iii) (Bankruptcy and Insolvency), and at any time thereafter, the Bank may, by written notice to the Borrower:

                  (a) declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or declare the Advances to be due and payable on demand of the Bank; and/or

                  (b)      declare  that  the  Facility   shall  be   cancelled,
                           whereupon   the  same  shall  be  cancelled  and  the
                           Commitment shall be reduced to zero.

(ii) Upon the occurrence of an Event of Default specified in Clause 22.7(ii) or (iii) (Bankruptcy and Insolvency), the Facility shall automatically be cancelled and the Commitment shall automatically be reduced to zero, and the Advances, and the accrued interest thereon, and all other amounts payable by the Borrower hereunder shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

22.19 Advances Due on Demand If, pursuant to Clause 22.18 (Acceleration and Cancellation), the Bank declares the Advances to be due and payable on demand of the Bank, then, and at any time thereafter, the Bank may by written notice to the Borrower require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or withdraw its declaration with effect from such date as it may specify in such notice.

                                     Part 8

                         DEFAULT INTEREST AND INDEMNITY

23.      Default Interest and Indemnity

23.1 Default Interest Period If any sum due and payable by the Borrower under any Finance Document to which it is a party is not paid on the due date therefor in accordance with the provisions of Clause 25 (Payments) or if any sum due and payable by the Borrower under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of the Borrower to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 23) be selected by the Bank.

23.2 Default Interest During each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Period) an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of one percent and the Prime Rate.

23.3 Payment of Default Interest Any interest which shall have accrued under Clause 23.2 (Default Interest) in respect of an unpaid sum shall be due and payable and shall be paid by the Borrower owing such unpaid sum at the end of the period by reference to which it is calculated or on such other date or dates as the Bank may specify by written notice to the Borrower.

23.4 Broken Periods If the Bank receives or recovers all or any part of an Advance made by the Bank otherwise than on the last day of the Term thereof, the Borrower shall pay to the Bank on demand an amount equal to the amount (if any) by which (i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of the Term thereof exceeds (ii) the amount of interest which in the opinion of the Bank would have been payable to the Bank on the last day of the Term thereof in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in New York for a period starting on the first business day following the date of such receipt or recovery and ending on the last day of the Term thereof. In addition the Borrower shall also pay to the Bank a breakage fee in respect to any such receipt of all or any part of an Advance in accordance with the Bank's usual practice.

23.5     Indemnities

(i) The Borrower hereby agrees to indemnify the Bank against any loss (other than any loss incurred as a result of the Bank's own wilful misconduct or gross negligence) it may suffer as a result of its funding an Advance requested by the Borrower hereunder but not made by reason of the operation of any one or more of the provisions hereof.

(ii) The Borrower hereby agrees to indemnify the Bank and its affiliates, and its and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings, and whether or not the Bank is a party to such litigation or other proceedings) relating to this Agreement or the Advances hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Advances hereunder, including, without limitation, the reasonable fees and disbursements of counsel, incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the person to be indemnified).

23.6 Unpaid Sums or Advances Any unpaid sum shall (for the purposes of this Clause 23 and Clause 15.1 (Changes in Circumstances)) be treated as an Advance and accordingly in this Clause 23 and Clause 15.1 (Changes in Circumstances) the term "Advance" includes any unpaid sum and "Term", in relation to an unpaid sum, includes each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Periods).

                                     Part 9

                                    PAYMENTS

24.      Currency of Account and Payment

24.1 Currency of Account United States Dollars is the currency of account and payment in respect of the Facility, for each and every sum at any time due from the Borrower under the Facility and, in connection therewith, in the other Finance Documents provided that:

         (i)      each   payment   pursuant   to   Clause   15.1   (Changes   in
                  Circumstances) shall be made in the currency specified by the party acting reasonably and claiming thereunder; and

         (ii) any amount expressed to be payable in a currency other than United States Dollars shall be paid in that other currency.

24.2 Currency Indemnity If any sum due from the Borrower under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "first currency") in which the same is payable thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against the Borrower, (ii) obtaining an order or judgment in any court or other tribunal or
(iii) enforcing any order or judgment given or made in relation thereto, the Borrower shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between
(a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

25.      Payments

25.1 Payments to the Bank On each date on which any Finance Document requires an amount to be paid by the Borrower under any of the Finance Documents in respect of the Facility or otherwise to the Bank, the Borrower shall make the same available to the Bank by payment in United States Dollars for value on the day in question to the Bank via:

                  Citibank, N.A.
                  ABA #021000089
                  for credit to account no. 40581356
                  reference Capital One
                  Attn: Carlos Lopez

(or such other account or bank as the Bank may have specified for this purpose).

25.2 Alternative Payment Arrangements If, at any time, it shall become impracticable (by reason of any action of any governmental authority or any change in law, exchange control regulations or any similar event) for the Borrower to make any payments hereunder in the manner specified in Clause 25.1 (Payments to the Bank), then the Borrower may agree with the Bank's alternative arrangements for the payment direct to the Bank of amounts due to the Bank hereunder provided that, in the absence of any such agreement with the Bank, the Borrower shall be obliged to make all payments due to the Bank in the manner specified herein.

25.3 No Set-off All payments required to be made by the Borrower under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

25.4     [Reserved]

25.5     [Reserved]

25.6 Non-Business Days In the event that any payment required to be made under any Finance Document falls to be made on a day which is not a business day it shall be made on the next business day.

26.      Set-Off

The Borrower authorises the Bank to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Bank in satisfaction of any sum due and payable from the Borrower to the Bank hereunder but unpaid; for this purpose, the Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. The Bank shall not be obliged to exercise any right given to it by this Clause 26. Nothing in this Clause 26 shall constitute an encumbrance.

                                     Part 10

                            FEES, COSTS AND EXPENSES

27.      Facility Fee, Utilization Fee and Arranging Fee

27.1 Facility Fee The Borrower shall pay to the Bank, quarterly in arrears on the last day of each quarter or, if not a business day, the next business day immediately thereafter, a facility fee of 0.20 percent per annum on the amount of the Bank's Commitment from day to day during the period beginning on the date hereof and ending on the Termination Date.

27.2 Utilization Fee The Borrower shall pay to the Bank, quarterly in arrears on the last day of each quarter or, if not a business day, the next business day immediately thereafter, a utilization fee on the excess, if any, of (i) the average of the aggregate Outstandings over such quarter over (ii) 50% of the average of the aggregate amount of the Commitment hereunder in effect for such quarter, at a rate per annum equal to 0.10 percent from day to day during the period beginning on the date hereof and ending on the Termination Date.

27.3 Arrangement Fee The Borrower shall pay to the Bank an arrangement fee in respect to the Commitment in the amount of 0.20 percent of the Commitment (being $140,000), which fee has been fully earned by the Bank as a result of the Bank entering into of this Agreement whether or not any Advance is made by the Bank hereunder and is payable at closing.


28.      Costs and Expenses

28.1 Costs and Expenses The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all reasonable out-of-pocket costs and expenses (including reasonable legal fees, not to exceed $20,000 plus disbursements) incurred by it in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.2 Preservations and Enforcement of Rights The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all costs and expenses (including reasonable legal fees) reasonably incurred in or in connection with the preservation and/or enforcement of any of their rights under any of the Finance Documents except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.3     [Reserved]

28.4 Waivers and Consents The Borrower shall, from time to time on demand of the Bank (and without prejudice to the provisions of Clause 28.2 (Preservations and Enforcements of Rights) and Clause 34.2 (Amendment Costs) compensate the Bank for all reasonable costs and expenses (including telephone, fax, copying and travel costs) incurred by the Bank in connection with its taking such action as it may deem appropriate in complying with any request by the Borrower in connection with:

(a) the granting or proposed granting of any waiver or consent requested hereunder by the Borrower;

(b)  any actual breach by the Borrower of its obligations hereunder;

(c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or

(d)  any amendment or proposed amendment hereto requested by the Borrower.

                                     Part 11

                            ASSIGNMENTS AND TRANSFERS

29.      Benefit of Agreement

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and permitted Transferees and assigns.

30.      Assignments and Transfers by the Borrower

The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except pursuant to a Permitted Disposal.

31.      Assignments and Transfers by Bank

31.1 Assignments and Transfers The Bank may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 31.2 (Transfers by
Bank) all or any of its rights, benefits and obligations hereunder or transfer its Facility Office provided that (save in the case of an assignment of rights and benefits to any Affiliate of the Bank) no such assignment or transfer may be of an amount of less than $5,000,000 or may be made without the prior written consent of the Borrower such consent not to be unreasonably withheld or delayed (and, for the avoidance of doubt, it shall not be unreasonable for the Borrower to withhold or delay its consent in the case of an assignment of rights and benefits to any proposed assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by Standard & Poor's Ratings Services). Notwithstanding the foregoing, no consent from the Borrower shall be required with respect to any such assignment or transfer at any time after any notice has been delivered pursuant to Clause 22.18 (Acceleration and Cancellation).

31.2 Transfers by Bank If the Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 31.1 (Assignments and Transfers), then such transfer may be effected by the delivery to the Bank of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth business day after (or such earlier business day endorsed by the Bank on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Bank:

(i) to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights, benefits and obligations hereunder, the Borrower and the Bank shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 31.2 as "discharged rights and obligations");

(ii) the Borrower and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as the Borrower and such Transferee have assumed and/or acquired the same in place of the Borrower and the transferring Bank; and

(iii) in addition to the transfers permitted under the foregoing provisions of this clause 31.2, the Bank may (without notice to the Borrower and without payment of any fee) assign and pledge all or any portion of its Advances to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank.

32.      Disclosure of Information

The Bank may disclose to any actual or potential assignee or Transferee or to any sub-participant in relation to any of the Finance Documents such information about the Borrower and the Group as the Bank shall consider appropriate provided that, prior to the disclosure of such information, it has obtained a duly completed confidentiality undertaking (substantially in the form set out in the Fifth Schedule (Form of Confidentiality Undertaking)) from such potential assignee, Transferee or sub-participant.

33.      Calculations and Evidence of Debt

33.1 Basis of Accrual Interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed. Each rate of interest stipulated as an annual rate of interest pursuant to any Finance Document which is calculated with reference to a period (the "deemed interest period") that is less than the actual number of days in the calendar year of calculation is equivalent to such annual rate multiplied by the actual number of days in the calendar year of calculation and divided by the number of days in the deemed interest period.

33.2 Evidence of Debt The Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

33.3 Prima Facie Evidence In any legal action or proceeding arising out of or in connection with any of the Finance Documents, the entries made in the accounts maintained pursuant to Clause 33.2 (Evidence of Debt) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded.

33.4 Certificates of Bank A certificate of the Bank as to the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 15.1 (Changes in Circumstances) shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents and prima facie evidence in any legal action or proceeding arising out of or in connection with any of the Finance Documents. A certificate of the Bank as to the amount at any time due from the Borrower hereunder or the amount which, but for any of the obligations of the Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from the Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents.

34.      Amendments and Waivers

34.1 Amendments and Waivers Save as otherwise provided herein, any provision of any of the Finance Documents may be amended or supplemented only if the Borrower and the Bank so agree in writing.

34.2 Amendment Costs If the Borrower requests any amendment, supplement, modification or waiver in accordance with Clause 34.1 (Amendments and Waivers) then the Borrower shall within five business days of demand of the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees) incurred by the Bank in the negotiation, preparation and execution of any written instrument contemplated by Clause 34.1 (Amendments and Waivers).

35.      Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Bank any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

36.      Partial Invalidity

If, at any time, any provision of any Finance Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Finance Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

37.      [Reserved]

38.      Notices

38.1 Communications in writing Each communication to be made under any Finance Document shall, unless otherwise stated, be made in writing but, unless otherwise stated, may be made by fax, telex or letter.

38.2 Delivery Any communication or document to be made or delivered by one person to another pursuant to any of the Finance Documents shall (unless that other person has by fifteen days' written notice to the Borrower, as appropriate, specified another address) be made or delivered to that other person at the address identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) and shall be deemed to have been made or delivered when dispatched and the appropriate answer back received in the case of any communication made by telex) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address or (in the case of any communication made by fax) transmission has been completed and, in the case of the Bank, when received by the department or officer identified with the Bank's signature below (or such other department or officer as the Bank shall from time to time specify for this purpose).

38.3 English Language Each communication and document made or delivered by one party to another pursuant to any of the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

39.      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

                                     Part 12

                              LAW AND JURISDICTION

40.      Law

This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.

41.      Jurisdiction

41.1 New York Courts Each of the parties hereto irrevocably agrees for the benefit of each other party hereto that any competent court in the State of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

41.2 Appropriate Forum The Borrower irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 41.1 (New York Courts) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

41.3 Consent to Enforcement The Borrower hereby consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

41.4 Waiver of Immunity To the extent that the Borrower may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Borrower hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

41.5 Waiver of Jury Trial THE BORROWER AND THE BANK EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Borrower

CAPITAL ONE FINANCIAL CORPORATION


By:

Address for Notices:       Director of Corporate Funding
                           Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102
                           Fax: 703-875-1099
                           Email: Steve.Linehan@capitalone.com

The Bank

CITIBANK, N.A.


By:
         Name: Robert Goldstein
         Title:


Address for Notices:       Citibank N.A.
                           2 Penn's Way
                           New Castle, Delaware  19720
                           Fax: (302) 894-6120

                           Attention: Carlos Lopez

                               THE FIRST SCHEDULE

                          Form of Transfer Certificate

To:      Citibank, N.A.


                              TRANSFER CERTIFICATE


Relating to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 whereby a $70,000,000 revolving credit facility was made available to Capital One Financial Corporation as borrower by Citibank, N.A.

1. Terms defined in the Facility Agreement shall, subject to any contrary indication, have the same meanings herein. The term Transferee is defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "Commitment" and "Advance(s)" accurately summarises its Commitment and/or, as the case may be, the Term and Repayment Date of one or more existing Advances made by it and (ii) requests the Transferee to accept and procure the transfer to the Transferee of the portion specified in the schedule hereto of, as the case may be, its Commitment and/or such Advance(s) by counter-signing and delivering this Transfer Certificate to the Bank at its address for the service of notices specified in the Facility Agreement.

3. The Transferee hereby requests the Bank to accept this Transfer Certificate as being delivered to the Bank pursuant to and for the purposes of Clause 31.2 (Transfers by Bank) of the Facility Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Facility Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Facility Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facility Agreement will be assumed by it after delivery of this Transfer Certificate to the Bank and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or for the performance and observance by the Borrower of any of its obligations under the Facility Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Facility Agreement (or any document relating thereto) shall oblige the Bank to (i) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Facility Agreement transferred pursuant hereto or
(ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the nonperformance by the Borrower, or any other party to the Facility Agreement (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (i) or (ii) above.

8. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of State of New York.

                                  THE SCHEDULE


1.       Transferee:

2.       Transfer Date:

3.       Commitment Portion Transferred

4.       Advance(s):

         Term and Repayment Date Portion Transferred

         Administrative Details of Transferee

         Address:

         Contact Name:

         Account for Payments

         Facsimile:

         Telephone:

                               THE SECOND SCHEDULE

                          Condition Precedent Documents

1. A copy,  certified  to be a true  copy by a duly  authorised  officer  of the
Borrower,   of  the  Memorandum  and  Articles  of  Association  (or  equivalent documents) of the Borrower.

2. A copy, certified to be a true copy by a duly authorised officer of the Borrower, of a Board Resolution (or, as appropriate, a resolution of the Executive Committee, but in such case accompanied by the authorization of such Executive Committee so to act) of the Borrower approving the execution, delivery and performance of the Finance Documents to which it is a party and the terms and conditions hereof and authorising a named person or persons to sign the Finance Documents to which it is a party and any documents to be delivered by the Borrower pursuant hereto.

3. A certificate of a duly authorised officer of the Borrower setting out the names and signatures of the persons authorised to sign, on behalf of the Borrower, the Finance Documents to which it is a party and any documents to be delivered by the Borrower pursuant hereto.

4. An opinion of internal counsel to the Borrower, in substantially the form distributed to the Bank prior to the execution hereof.

5. A copy, certified to be a true copy by a duly authorised officer of the Borrower, of the Original Financial Statements of the Borrower.

                               THE THIRD SCHEDULE

                               Utilisation Request

                               Please see attached

                               [Intrader Printout]

                               THE FOURTH SCHEDULE

                         Form of Compliance Certificate

To:      [Bank]


Dear Sirs

Capital One - Compliance Certificate


We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between Capital One Financial Corporation as borrower and Citibank, N.A. as the Bank. Terms defined in the Facility Agreement shall bear the same meanings in this Certificate.

I, [ ], a duly authorized officer of Capital One Financial Corporation hereby certify that to the best of my knowledge, information and belief as at [insert date]:

A.       the Borrower's Net Worth is as follows:

         [amount of Net Worth]   $[  ]

B.       The Borrower's:

         (a)      Delinquency Ratio is [   ]%

         (b)      ratio of its Tier 1 Capital to Managed Receivables is [  ]

         (c)      Tangible Net Worth is [   ]

         (d)      Leverage Ratio is [   ]

         (e)      Double Leverage Ratio is [   ]


I confirm that to the best of my knowledge and belief, having made due enquiry no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 33 (Amendments and Waivers) and the Borrower was in compliance with all of the covenants contained in Clause 19 (Financial Condition) of the Facility Agreement as at [ ].

                                            Yours faithfully

                                            ....................................
                                            Name:
                                            Title:
                                            Capital One Financial Corporation

                               THE FIFTH SCHEDULE

                       Form of Confidentiality Undertaking

From:  Citibank, N.A.
         [Address]
         and
         Capital One Financial Corporation
         [Address]



To:      [Prospective Recipient]
         [Date]

Dear Sirs,

Capital One - Confidentiality Agreement

We refer to our conversations about the facility for Capital One Financial Corporation (the "Corporation") (the "Transaction") and to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between the Corporation as borrower and Citibank, N.A. as the Bank. Following our receipt of a copy of this letter countersigned by you, we may give you certain structural concepts, information and documents relating to the Transaction (together the "Information").

In this letter, the "Bank Group" means Citibank, N.A. and its subsidiary undertakings, parent undertakings and fellow subsidiary undertaking and the "Capital One Group" means the Corporation and its subsidiaries and affiliates.

In return for us agreeing to provide you with certain Information, you agree as follows:

(a) You shall hold in strict confidence all Information disclosed to you by us or on our behalf and agree that such Information is supplied solely to help you in deciding whether you want to participate in the Transaction and will solely be used by you for that purpose. Despite this obligation, you may disclose
Information:

     (i) to your advisers who need to know such Information for the purpose of evaluating the Transaction;

     (ii) which, except through a failure by you or any adviser to comply with an undertaking as to confidentiality, is in the public domain; and

     (iii)to bank supervisory authorities, statutory auditors or examining authorities, if you are obliged by law or regulation to disclose the Information to them.

         If you have to disclose any Information under sub-paragraph (iii) above, you will give us such prior notice of that disclosure as is reasonably practicable.

(b) You shall get your advisers to give us an undertaking in the form of this letter before letting them see any of the Information. You shall be responsible for any breach by your advisors of any such undertaking.

(c) At our request, you shall provide us with details of all advisers to whom any Information has been, or is to be, disclosed.

(d) You acknowledge that no member of the Bank Group is responsible for the accuracy and/or completeness of any Information. You shall be solely responsible for making your own independent appraisal and investigation of the Transaction and all parties connected with the Transaction (the "Transaction Parties"). You shall not rely upon any member of the Bank Group (now or hereafter) (1) to check the accuracy and/or completeness of any Information, or (2) to assess or review any aspect of the Transaction or any Transaction Party. Accordingly, except in the case of fraud, the Bank Group accepts no responsibility or liability to you (whether for negligence or otherwise).

(e)      You acknowledge that:

         (i) members of the Bank Group may,  now and in the  future,  have other
investment  and  commercial   banking,   trust  and  other   relationships  with
Transaction Parties and with other parties ("Other Parties");

         (ii) as a result of these other relationships, members of the Bank Group may have or get information about Other Parties, Transaction Parties and/or the Transaction or which may be relevant to any of these. Despite this, no member of the Bank Group will have to disclose such information, or the fact that it is in possession of such information, to you;

         (iii) members of the Bank Group may, now and in the future, have fiduciary or other relationships under which it, or they, may exercise voting power over securities of various persons. Those securities may, from time to time, include securities of Transaction Parties; and

         (iv) each member of the Bank Group may exercise such voting powers, and otherwise perform its functions in connection with such fiduciary or other relationships, without regard to its relationship to the Transaction Parties and/or the Transaction.

(f) You will return to us all documents evidencing the Information together with any copies of the Information, promptly upon either (1) your decision not to participate in the Transaction or (2) a request by us to do so.

(g) You agree that the delivery to you of Information does not constitute any representation or warranty by Bank Group as to the accuracy or completeness of that Information.

This letter embodies the entire agreement between you and us relating to the Information. It supersedes any prior agreement or understanding (oral or in writing) relating to the Information. It may not be amended or waived except in writing.

You acknowledge that you have not relied on any representation other than those set out in this letter. We are not liable to you for any representation (other than any fraudulent representation) that is not set out in this letter.

You acknowledge that, except where otherwise indicated, your obligations under this letter are for the benefit of both the Capital One Group and the Bank Group and can be enforced by either.

This letter and all claims arising from or in connection with it are governed by, and are to be construed in accordance with the laws of the State of New York. You submit, for our benefit, to the jurisdiction of the New York courts for the resolution of any dispute arising in connection with this letter.

Please sign, date and return to us the enclosed copy of this letter to confirm your agreement to the above,

Yours faithfully



 ........................................
for and on behalf of
Citibank, N.A.



 ........................................
for and on behalf of
Capital One Financial Corporation

[On Copy]:

Agreed and Accepted

for and on behalf of
[Prospective Recipient]


 ........................................
Dated [                             ]

Exhibit 10.4
                                   $30,000,000

                       REVOLVING CREDIT FACILITY AGREEMENT

                                     between

                        CAPITAL ONE FINANCIAL CORPORATION
                                   as borrower

                                       and

                            FIRST UNION NATIONAL BANK
                                    as lender



                                 August 10, 2000

                                TABLE OF CONTENTS

Part 1
   1. Interpretation...........................................................2
Part 2
   2. Grant of Facility........................................................2
   3. Purpose..................................................................2
   4. Conditions Precedent.....................................................2
Part 3
   5. Utilisation of Facility..................................................2
Part 4
   6. Making of Advances.......................................................2
   7. Payment of Interest......................................................2
   8. Calculation of Interest..................................................2
   9. Repayment of Advances....................................................2
Part 5
   10. Cancellation............................................................2
   11. Prepayment..............................................................2
Part 6
   12. Reserved................................................................2
   13. [Reserved]..............................................................2
   14.  [Reserved].............................................................2
   15. Increased Costs.........................................................2
   16. Illegality..............................................................2
   17. Mitigation..............................................................2
Part 7
   18. Representations.........................................................2
   19. Financial Information...................................................2
   20. Financial Condition.....................................................2
   21. Covenants...............................................................2
   22. Events of Default.......................................................2
Part 8
   23. Default Interest and Indemnity..........................................2
Part 9
   24. Currency of Account and Payment.........................................2
   25. Payments................................................................2
   26. Set-Off.................................................................2
Part 10
   27. Commitment Commission...................................................2
   28. Costs and Expenses......................................................2
Part 11
   29. Benefit of Agreement....................................................2
   30. Assignments and Transfers by the Borrower...............................2
   31. Assignments and Transfers by Bank.......................................2
   32. Disclosure of Information...............................................2
   33. Calculations and Evidence of Debt.......................................2
   34. Amendments and Waivers..................................................2
   35. Remedies and Waivers....................................................2
   36. Partial Invalidity......................................................2
   37. [Reserved]..............................................................2
   38. Notices.................................................................2
   39. Counterparts............................................................2
Part 12
   40. Law.....................................................................2
   41. Jurisdiction............................................................2

THIS AGREEMENT is made as of the 10th day of August, 2000

BETWEEN

(1)      CAPITAL ONE FINANCIAL CORPORATION (the "Borrower"); and

(2)      FIRST UNION NATIONAL BANK (the "Bank").

NOW IT IS HEREBY AGREED as follows:

                                     Part 1

                                 INTERPRETATION

1.       Interpretation

1.1      Definitions In this Agreement:

"Advance" means any advance made or to be made pursuant to the terms hereof;

"Affiliate" means any person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another person or any Subsidiary of such other person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or by contract or otherwise;

"Available Commitment" means, at any time, the Commitment less the Outstandings at such time;

"Bank Regulatory Authority" shall mean the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and all other relevant bank regulatory authorities (including, without limitation, relevant state bank regulatory authorities);

"Commitment" shall have the meaning ascribed to it in Clause 2 (Grant of Facility);

"Compliance Certificate" means a certificate demonstrating compliance with the covenants set forth in Clause 20 (Financial Condition) as of the date specified in such certificate, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate);

"Event of Default" means any of those events specified in Clause 22 (Events of Default);

"Exchange Act" means the Securities Exchange Act of 1934, as amended;

"Facility"   means  the  revolving  credit  facility  granted  to  the  Borrower hereunder;

"Facility Office" means, in respect of the Bank, the office in the United States set forth opposite the Bank's name in the signature page below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office in United States as it may from time to time notify to the Borrower;

"Final Maturity Date" means the day which is 364 days after the date hereof; provided that if the Final Maturity Date determined as aforesaid would fall on a day which is not a business day, it shall be the immediately preceding business day which is a business day in Charlotte, North Carolina and Falls Church, Virginia;

"Finance Documents" means each of this Agreement, any Compliance Certificate, any notice delivered in connection herewith or therewith and any other agreement or document designated as such by the Bank and the Borrower;

"Group" means, at any time, the Borrower and each of its Subsidiaries at such time;

"LIBO Rate" means for the Term of each Advance, a per annum interest rate equal to the per annum rate determined by the Bank on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Term (and commencing on the first day of such Term), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two (2) business days before the first day of such Term (provided that, if at least two such offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such Term will be the arithmetic mean of such offered rates). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates, "LIBO Rate" shall mean for the Term of each Advance, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the office of the Bank (each such determination to be conclusive and binding) as of two business days prior to the first day of such Term, as the effective rate at which deposits in immediately available funds in United States dollars are being, have been, or would be offered or quoted by the Bank to major banks in the applicable interbank market for dollar deposits at any time during the business day which is the second business day immediately preceding the first day of such Term, for a term comparable to such Term and in the amount of the requested Advance. If no such offers or quotes are generally available for such amount, then the Bank shall be entitled to determine the LIBO Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available;

"Lien" means, with respect to the property of the Borrower, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property;

"Managed Receivables" shall mean, on any date, all of the Borrower's (a) on-balance sheet credit card loans and other finance receivables, (b) on-balance sheet credit card loans and other finance receivables held for securitization and (c) securitized credit card loans and other finance receivables;

"Margin" means, at any time, 0.50% per annum;

"Margin Stock" means "margin stock" within the meaning of Regulations T, U and X;

"Material Adverse Effect" means with respect to the Borrower, a material adverse effect on (a) the property, business, operations, financial condition, prospects or capitalization of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Finance Documents to which it is a party, (c) the validity or enforceability of the obligations of the Borrower under the Finance Documents to which it is a party, (d) the rights and remedies of the Bank against the Borrower or (e) the timely payment of the principal of or interest on or in connection with any Advance or other amounts payable by the Borrower in connection therewith;

"Original Financial Statements" means, in relation to the Borrower, its audited consolidated financial statements for its financial year ended December 31, 1999 together with its consolidated management accounts for its financial period ended March 31, 2000;

"Outstandings" means, at any time, the aggregate of each outstanding Advance at such time;

"Permitted Disposal" means any of the following:

(vi) the merger or consolidation of any Affiliate of the Borrower with or into, or the transfer by such Affiliate of all or substantially all of its business or property to (x) the Borrower if the Borrower is the continuing, surviving or transferee corporation or (y) any other Affiliate of the Borrower;

(vii) the merger or consolidation of the Borrower with or into, or the transfer by the Borrower of all or substantially all of its business or property, to any Affiliate of the Borrower if such Affiliate is the continuing, surviving or transferee entity, such Affiliate expressly assumes the obligations of the Borrower hereunder and such Affiliate, following such merger, consolidation or transfer, has a Tangible Net Worth (as defined in Clause 20.2 (Definitions of Financial Terms) at least equal to that of the Borrower immediately prior thereto;

(viii) the merger or consolidation of any Affiliate of the Borrower with or into, or the transfer by any such person of all or substantially all of its business or property to any other person so long as no Event of Default (other than as permitted by Clause 21.4 (Disposals)) has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom; and

(ix) the sale by the Borrower or any Affiliate of the Borrower of credit card loans and other finance receivables pursuant to securitizations.

"Potential Event of Default" means any event that with notice or lapse of time or both would become an Event of Default;

"Prime Rate" means, in relation to any Advance or unpaid sum and any date, the rate of interest from time to time announced by the Bank at the Facility Office as its prime commercial lending rate;

"Receivables" means, with respect to the Borrower, any amount owing, from time to time, with respect to a credit card, consumer revolving or consumer installment loan account, home equity line of credit or residential mortgage loan account or other consumer receivable owned by the Borrower, including, without limitation, amounts owing for payment of goods and services, cash advances, convenience checks, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products, and any other receivables arising out of financing transactions by the Borrower; provided that the term "Receivables" shall not include any of the foregoing that is subject to a securitization effected in the ordinary course of business;

"Regulations A, D, T, U and X" shall mean, respectively, Regulations A, D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time;

"Repayment Date" means, in relation to any Advance, the last day of the Term thereof or, if such day is not a business day, the next business day following;

"Requested Amount" means, in relation to any Utilisation Request, the aggregate principal amount of the Advance requested;

"Restricted Shares" means, with respect to the Borrower, shares of stock of or other ownership interests in the Borrower or any Subsidiary thereof engaged primarily in the extension of consumer credit to third parties or securitizations of receivables related to such extension of consumer credit, excluding without limitation any such ownership interests of the Borrower in America One Communications, Inc.;

"Rollover Advance" means an Advance which is used to refinance an existing Advance and which is the same amount as such maturing Advance and is to be drawn on the day such maturing Advance is to be repaid;

"Securities Act" means the Securities Act of 1933, as amended;

"Subsidiary" of any corporation (the "Parent") means any other corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such other corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Parent or by the Parent and/or one or more Subsidiaries of the Parent, and shall include any corporation that is a direct or indirect Subsidiary of any such first mentioned Subsidiary;

"Term" means, in relation to any Advance, the period for which such Advance is borrowed as specified in the Utilisation Request relating thereto;

"Termination Date" means the day falling one month prior to the Final Maturity Date;

"Transfer Certificate" means a certificate substantially in the form set out in the First Schedule (Form of Transfer Certificate) signed by the Bank and a Transferee whereby:

         (i) the Bank seeks to procure the transfer to such Transferee of all or a part of the Bank's rights and obligations hereunder upon and subject to the terms and conditions set out in Clause 31 (Assignments and Transfers by Bank); and

         (ii) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Bank as is contemplated in Clause 31.2 (Transfers by Bank);

"Transfer Date" means, in relation to any Transfer Certificate, the date for the
making  of  the  transfer  as  specified  in  the  schedule  to  such   Transfer
Certificate;

"Transferee" means a bank or other financial institution to which the Bank seeks to transfer or, as the case may be, has transferred all or part of the Bank's rights and obligations hereunder;

"Utilisation" means a utilisation of the Facility hereunder;

"Utilisation Date" means the date of a Utilisation, being the date on which the Advance in respect thereof is to be made; and

"Utilisation Request" means a notice given to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) in the form set out in the Third Schedule (Utilisation Request).

1.2      Interpretation. Any reference in this Agreement to:

the "Bank" shall be construed so as to include its and any subsequent successors, permitted Transferees and permitted assigns in accordance with their respective interests;

a document is in an "agreed form" when it has been initialled or signed by or on behalf of the Borrower and the Bank;

a "business day" shall be construed as a reference to a day other than a Saturday, Sunday or other day on which commercial banks in Falls Church, Virginia or the jurisdiction where the Facility Office is located are authorized or required by law to close, excluding any day on which banks are not open for dealings in dollar deposits in the London interbank market;

a "Clause" shall, subject to any contrary indication, be construed as a reference to a clause hereof;

"financial indebtedness" shall be construed, with respect to any person, as a reference to any indebtedness of such person for or in respect of:

(i) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person);

(ii) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;

(iii)indebtedness of others secured by an encumbrance on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person;

(iv) contingent and non-contingent obligations of such person in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such person;

(v) capital lease obligations of such person (being all obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP (as defined in Clause 20.2 (Definition of Financial Terms) or in any similar or equivalent manner under the relevant generally accepted accounting principles applicable to the preparation of such person's financial statements if these are other than GAAP) and, for the purposes of this Agreement, the amount of such obligations shall be the capitalised amount thereof, determined in accordance with GAAP (as so defined); and

(vi) financial indebtedness of others guaranteed by such person;

a "holding company" of a person shall be construed as a reference to any person of which the first-mentioned person is a Subsidiary;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a "Part" shall, subject to any contrary indication, be construed as a reference to a part hereof;

a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or province or agency of a state or province or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

a "Schedule" shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

"tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

a "wholly-owned subsidiary" of a person shall be construed as a reference to any person which has no other members or shareholders except that other person and that other person's wholly-owned Subsidiaries or persons acting on behalf of that other person or its wholly-owned Subsidiaries; and

the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including, without limitation, being subject to or the seeking of liquidation, bankruptcy, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors or compromise, arrangement or proposals with creditors.

1.6 "$" and "United States Dollars" denote the lawful currency of the United States of America from time to time.

1.7 References Save where the contrary is indicated, any reference in this Agreement to:

(i) this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, restated, varied, novated or supplemented;

(ii) a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

(iii)a time of day shall be construed as a reference to Falls Church, Virginia, time; and

(iv) a person, shall mean that person's successor, permitted transferee or assignee.

1.5 Headings Clause, Part and Schedule headings are for ease of reference only.

                                     Part 2

                                  THE FACILITY

2.       Grant of Facility

         The Bank grants to the Borrower upon the terms and subject to the conditions hereof, a revolving credit facility in a total aggregate amount of $30,000,000 (the "Commitment").

3.       Purpose

3.1 Purpose The Facility is intended for the general corporate purposes of the Borrower (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations T, U and X and the Securities Act and the Exchange Act and the regulations thereunder) and, accordingly, the Borrower shall apply all amounts borrowed by it hereunder in or towards satisfaction of such purposes.

3.2 Application Without prejudice to the obligations of the Borrower under Clause 3.1 (Purpose), the Bank shall not be obliged to concern itself with the application of amounts raised by the Borrower hereunder.

4.       Conditions Precedent

4.1 Save as the Bank may otherwise agree, the Bank shall be under no obligation hereunder unless the Bank has received (or waived receipt of) all of the documents listed in the Second Schedule (Condition Precedent Documents) and that each is, in form and substance, satisfactory to the Bank.

4.2 The Bank shall, on request by the Borrower, certify in writing whether or not it has received or waived receipt of any of the documents listed in the Second Schedule (Condition Precedent Documents) and whether each is in form and substance satisfactory to it.

                                     Part 3

                             UTILISATION OF FACILITY

5.       Utilisation of Facility

5.1 Delivery of a Utilisation Request The Borrower may from time to time utilise the Facility by delivering to the Bank, by no later than 10:30 a.m. on the proposed Utilisation Date, a duly completed Utilisation Request. The Bank shall, upon receipt of a duly completed Utilisation Request, advance the Requested Amount to the Borrower by no later than 3:00 p.m. on the Utilisation Date.

5.2 Utilisation Request Each Utilisation Request delivered to the Bank pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be irrevocable and shall specify:

         (i)      the proposed Utilisation Date;

         (ii) the Requested  Amount (to be determined in accordance  with Clause

5.3 (Requested Amount));

         (iii) the Term in question which will begin on the proposed Utilisation Date and end on a business day, will not exceed 90 days in duration and will expire on or before the Final Maturity Date; and

         (iv) the account to which the proceeds of the proposed Utilisation are to be paid.

5.3 Requested Amount The Requested Amount to be specified in a Utilisation Request delivered pursuant to Clause 5.1 (Delivery of a Utilisation Request) shall be in a minimum amount of $100,000 and an integral multiple of $100,000.

                                     Part 4

                                  THE ADVANCES

6.       Making of Advances

If the Borrower notifies the Bank that it is to make an Advance, and if on the proposed Utilisation Date relating to such an Advance:

         (i) no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 34 (Amendments and Waivers); and

         (ii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 18.14 (Repetition of Representations) are true and correct on and as of such Utilisation Date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 34 (Amendments and Waivers), then, on such Utilisation Date, the Bank shall, subject to all the terms of this Agreement, make such Advance through its Facility Office.

7.       Payment of Interest

On the Repayment Date relating to each Advance the Borrower shall pay to the Bank all unpaid accrued interest on that Advance.

8.       Calculation of Interest

8.1 Interest Applicable to Advances The rate of interest applicable to an Advance from time to time during the Term of such Advance shall be the rate per annum determined by the Bank to be the sum of the LIBO Rate for such Advance and the Margin.

8.2 Bank to Notify The Bank shall not later than the time specified in the applicable part of the Third Schedule notify the Borrower of each determination of the rate of interest made by it pursuant to Clause 8.1 (Interest Applicable to Advances).

9.       Repayment of Advances

Except as otherwise provided herein, the Borrower shall repay each Advance made to it in full on the Repayment Date relating thereto and the Borrower shall not repay or prepay all or any part of any Advance outstanding hereunder except at the times and in the manner expressly provided herein.


                                     Part 5

                                  CANCELLATION

10.      Cancellation

10.1 Cancellation At any time prior to the day falling one month before the Final Maturity Date the Borrower may, by giving to the Bank not less than 15 days' prior notice to that effect, cancel the whole or any part (being a minimum amount of $3,000,000, or equal to the amount of the Available Commitment, if less) of the Available Commitment.

10.2 Notice of Cancellation Any notice of cancellation given by the Borrower pursuant to Clause 10.1 (Cancellation) shall be irrevocable and shall specify the date upon which such cancellation is to be made and the amount of such cancellation.

11.      Prepayment

The Borrower may, on any business day, prepay all (or any part thereof being in aggregate at least $100,000 and an integral multiple of $100,000) of any Advance made to it without premium or penalty but without prejudice to such Borrower's obligations under Clause 23.4 (Broken Periods), by giving to the Bank not less than 5 days' notice of the date of the prepayment. Any such notice shall be irrevocable and shall oblige the Borrower to make the prepayment on the date therein stated.

                                     Part 6

                            CHANGES IN CIRCUMSTANCES

12.      [Reserved]

13.      [Reserved]

14.      [Reserved]

15.      Increased Costs

15.1 Changes in Circumstances If, by reason of (i) any change in law in any jurisdiction or in its interpretation or administration and/or (ii) compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including, without limitation, a request or requirement (x) which affects the manner in which the Bank or any holding company of the Bank is required to or does maintain capital resources having regard to the Bank's obligations under any Finance Document and to amounts owing to it under any Finance Document but excluding the implementation, as contemplated on the signing of this Agreement, of any of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "Cooke Report"), (y) which implements any change after the signing of this Agreement in, or in the interpretation or application of, such matters or any increase in the requirements of the Cooke Report after the date hereof:

         (a) the Bank or any holding company of the Bank incurs a cost as a result of the Bank's having entered into and/or performing its obligations under any Finance Document and/or assuming or maintaining a commitment under any Finance Document and/or its making one or more Advances;

         (b) the Bank or any holding company of the Bank suffers a reduction in the rate of return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of tax payable on its overall profits or net income) as a result of a change in the manner in which the Bank is required to allocate resources to its obligations under any Finance Document;

         (c) there is any increase in the cost to the Bank or any holding company of the Bank of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances made or to be made by the Bank hereunder; or

         (d) the Bank or any holding company of the Bank becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of the Bank's Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or calculated by reference to the amount of the Advances made or to be made by the Bank hereunder and/or to any sum received or receivable by it hereunder;

then the Borrower shall, provided that the Bank has notified the Borrower of such claim pursuant to Clause 15.2 (Increased Costs Claim), within 10 business days of receipt of a demand of the Bank, pay to the Bank amounts sufficient to indemnify the Bank or any such holding company against, as the case may be, (1) such cost, (2) such reduction in such rate of return (or such proportion of such reduction as is, in the opinion of the Bank, attributable to its obligations hereunder), (3) such increased cost (or such proportion of such increased cost as is, in the opinion of the Bank, attributable to its funding or maintaining Advances) or (4) such liability.

15.2 Increased Costs Claim If the Bank intends to make a claim pursuant to Clause 15.1 (Changes in Circumstances), it shall notify the Borrower thereof by delivery of a certificate setting out in reasonable detail the basis and computation of such claim; provided that nothing herein shall require the Bank to disclose any confidential information relating to the organisation of its affairs.

15.3 Option to repay in relation to increased costs claim If the Borrower is required to pay any amount to the Bank under Clause 15.1 (Changes in Circumstances), then subject to that Borrower giving the Bank not less than 10 days prior notice:

         (i) the Borrower may prepay all, but not part, of Advances together with accrued interest on the amount prepaid. On any such prepayment the Commitment shall be automatically cancelled; and/or

         (ii) the Borrower shall have the right at any time thereafter to locate a new lender to which all the rights and obligations of the Bank hereunder may be transferred. If such new lender has been located then the Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of the Bank hereunder shall be transferred to such new lender with effect from the Transfer Date specified in such Transfer Certificate.

16.      Illegality

If, at any time, it is unlawful for the Bank to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder or for it, then the Bank shall, promptly after becoming aware of the same, deliver to the Borrower a certificate to that effect and, unless such illegality is avoided in accordance with Clause 17 (Mitigation), to the extent of such illegality:

(i) the Bank shall not thereafter be obliged to participate in the making of such Advances and the amount of the Commitment shall be immediately reduced accordingly; and

(ii) if the Bank so requires, the Borrower shall on such date as the Bank shall have specified as being necessary to comply with the relevant law repay such Advance together with accrued interest thereon and all other amounts owing to the Bank.

17.      Mitigation

If, in respect of the Bank, circumstances arise which would, or would upon the giving of notice, result in:

(i)  the reduction of the Commitment to zero pursuant to Clause 16 (Illegality);
     or

(ii) a  claim  for   indemnification   pursuant  to  Clause  15.1   (Changes  in
     Circumstances);

then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the Clauses referred to in (i) or (ii) above, the Bank shall, in consultation with the Borrower, take such reasonable steps as the Bank acting in good faith considers appropriate to mitigate the effects of such circumstances including the transfer of its rights and obligations hereunder to another financial institution acceptable to the Borrower willing to participate in the Facility provided that the Bank shall be under no obligation to take any such action if, in the sole discretion of the Bank, to do so would or might have a material adverse effect upon its business, operations or financial condition.

                                     Part 7

                REPRESENTATIONS, COVENANTS AND EVENTS OF DEFAULT

18.      Representations

The Borrower makes the representations and warranties set out in Clause 18.1 to Clause 18.14 and acknowledges that the Bank entered into this Agreement in reliance on those representations and warranties.

18.1 Status and Due Authorization The Borrower is a corporation duly organised, validly existing and in good standing under the laws of Delaware, with all requisite corporate or other power to execute and deliver the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution and delivery of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken.

18.2 Validity and Admissibility in Evidence All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable the Borrower lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party, (b) to ensure that the obligations expressed to be assumed by the Borrower in each of the Finance Documents to which it is a party are legal, valid and binding and (c) to make each Finance Document to which the Borrower is a party admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed and all material governmental licences, authorizations, consents and approvals under the laws of any jurisdiction necessary to own its assets and carry on its business as now being or as proposed to be conducted have been obtained.

18.3 Most Recent Financial Statements The most recent financial statements of the Borrower delivered in accordance with the terms of this Agreement were prepared in accordance with GAAP (as defined in Clause 20.2 (Definitions of Financial Terms)) and consistently applied and give (in conjunction with the notes thereto) a true and fair view of the financial condition of the Group at the date as of which they were prepared and the results of the Group's operations during the financial year then ended.

18.4 No Material Adverse Change Since publication of the Original Financial Statements of the Borrower, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalization of the Group taken as a whole.

18.5 No Undisclosed Liabilities As at the date as of which the Original Financial Statements of the Borrower were prepared no member of the Group had any liabilities (contingent or otherwise) which were not disclosed thereby (or by notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against, in each case, as required under GAAP.

18.6 Litigation Other than as disclosed to the Bank prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower) threatened against or affecting the Borrower or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

18.7 Execution of the Finance Documents The Borrower's execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder do not and will not:

         (i)      conflict  with  any   agreement,   mortgage,   bond  or  other
                  instrument or treaty to which it is a party or which is binding upon it or any of its assets;

         (ii) conflict with its charter, by-laws or any other constitutive documents and rules and regulations; or

         (iii) conflict with any applicable law, regulation or official or judicial order, writ, injunction or decree,

which, in each case, is reasonably likely to have a Material Adverse Effect and could subject the Bank to liability.

18.8 Full Disclosure All of the written information supplied by the Borrower to the Bank in connection herewith is true and accurate in all material respects.

18.9 Claims Pari Passu The claims of the Bank against the Borrower under the Finance Documents will rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred solely by any
bankruptcy,   insolvency,   liquidation   or  other   similar  laws  of  general
application.

18.10 No Winding-up The Borrower has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

18.11 Liens Save as permitted by Clause 21.5 (Negative Pledge), no Lien exists over all or any of the Borrower's present or future revenues or assets.

18.12 No Obligation to Create Security The Borrower's execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige it to create any encumbrance over all or any of its present or future revenues or assets.

18.13 Use of Credit No part of the proceeds of the Advances hereunder will be used to buy or carry any Margin Stock.

18.14 Repetition of Representations The representations contained in this Clause 18 (other than those made under Clauses 18.4, 18.5, 18.6, 18.8, 18.10, 18.11 and
18.12 ) shall be deemed to be repeated by the Borrower on each date upon which an Advance is made (other than Rollover Advances) by reference to the facts and circumstances then existing.

19.      Financial Information

The Borrower shall deliver or cause to be delivered or otherwise made available through electronic media (provided that the Bank shall be given prior written notice of such availability) to the Bank the following financial statements and information:

19.1 Annual Statements The Borrower shall as soon as the same become available, but in any event within 120 days after the end of its financial year, deliver to the Bank the consolidated audited financial statements of the Group for such financial year.

19.2 Semi-annual and Quarterly Statements The Borrower shall as soon as the same become available, but in any event within 60 days after the end of each of its quarters ending three months, six months and nine months after the end of its financial years, deliver to the Bank its consolidated unaudited financial statements of the Group for such period.

19.3 Other Financial Information The Borrower shall from time to time on the request of the Bank, furnish the Bank with such information about the business and financial condition of the Group as the Bank may reasonably require.

19.4 Requirements as to Financial Statements The Borrower shall ensure that:

         (i) each set of financial statements delivered by it pursuant to this Clause 19 is prepared on the same basis as was used in the preparation of its Original Financial Statements and in accordance with GAAP and consistently applied;

         (ii) each set of financial statements delivered by it pursuant to Clause 19.1 is certified by a duly authorised officer of the Borrower as giving a true and fair view of the Group's financial condition as at the end of the period to which those financial statements relate and of the results of the Group's operations during such period;

         (iii)    each set of financial  statements delivered pursuant to Clause
                  19.1 (Annual Statements) has been audited by an internationally recognised firm of independent auditors licensed to practise in the Borrower's jurisdiction of incorporation; and

         (iv) each set of consolidated financial statements and accounts delivered to the Bank pursuant to Clause 19.1 (Annual Statements) or Clause 19.2 (Semi-annual and Quarterly Statements) shall be accompanied by a compliance certificate signed by a duly authorised officer of the Borrower, substantially in the form set out in the Fourth Schedule (Form of Compliance Certificate), together with any other information required to determine whether or not the financial condition of the Borrower satisfies the provisions of Clause 20 (Financial Condition).

20.      Financial Condition

20.1 Financial Condition of the Borrower The Borrower shall ensure that, as evidenced by the most recent set of financial statements delivered by it pursuant to Clause 19 (Financial Information):

         (i)      Maximum Delinquency Ratio
                  Its Delinquency Ratio shall not on the last day of any calendar month be more than 6.0%.

         (ii)     Minimum Tier 1 Capital to Managed Receivables Ratio
                  The ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 4.0 % and remain so for more than 90 days and the ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 3.5%.

         (iii)    Minimum Tangible Net Worth
                  The Tangible Net Worth of the Borrower shall not on any date be less than US$1,250,000,000 plus 40% of Cumulative Net
                  Income as of the last day of the fiscal quarter of the Borrower most recently ended (being June 30, 2000) plus 40% of Cumulative Equity Proceeds as of such date of determination.

         (iv)     Leverage Ratio
                  Its Leverage Ratio shall not on any date exceed 10.0 to 1.

         (v)      Double Leverage Ratio
                  Its Double Leverage Ratio shall not on any date exceed 1.25 to 1.

20.2     Definitions of Financial Terms In this Agreement:

"Cumulative Equity Proceeds" shall mean, as of any date of determination, the aggregate amount of all cash received on or prior to such date of determination by the Borrower and its Subsidiaries in respect of any Equity Issuance effected after June 30, 2000, net of reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith;

"Cumulative Net Income" shall mean, as of any date of determination, the net income of the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Borrower (a) commencing with the fiscal quarter ended June 30, 2000 and (b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that the Borrower's Cumulative Net Income shall be determined exclusive of any fiscal quarter of the Borrower for which the consolidated net income of the Borrower and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero;

"Delinquency Ratio" shall mean, on any date and with respect to the Borrower, the ratio of (a) all Past Due Receivables with respect to the Borrower on such date to (b) the aggregate amount of all Managed Receivables with respect to the Borrower on such date;

"Double Leverage Ratio" shall mean, on any date, the ratio of (a) the sum of the Borrower's Intangibles calculated on an unconsolidated basis on such date plus the amount of the aggregate investment of the Borrower in the capital stock of its Subsidiaries to (b) the Borrower's Net Worth on such date;

"Equity" means on any date and with respect to any person, the aggregate at such time of such person's called up share capital, any credit balance on such person's share premium account or consolidated profit and loss account and such person's consolidated reserves less any debit balance on the consolidated profit and loss account of such person;

"Equity Issuance" shall mean (a) any issuance or sale by the Borrower or any of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Borrower or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Borrower issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or any of its Subsidiaries or (b) the receipt by the Borrower or any of its Subsidiaries from any person not a shareholder of the Borrower of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (i) any such issuance or sale by any Subsidiary of the Borrower to the Borrower or any wholly owned Subsidiary of the Borrower or (ii) any capital contribution by the Borrower or any wholly owned Subsidiary of the Borrower to any Subsidiary of the Borrower;

"GAAP" shall mean on any date and with respect to any person, generally accepted accounting principles in the United States of America applied on a consistent basis with those used in the preparation of the latest annual or quarterly financial statements furnished by on behalf of such person to the Bank pursuant hereto;

"Intangibles" means as at any date and with respect to any person, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such person and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to June 30, 2000 in the book value of any asset by any such person or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in persons that are not Subsidiaries and (c) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organisation or developmental expense and other intangible assets;

"Investments" means for any person (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other person (including the purchase of Property from another person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such person in the ordinary course of business; or (c) the entering into of any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person and (without duplication) any amount committed to be advanced, lent or extended to such person;

"Leverage Ratio" means on any date, the ratio of (a) the indebtedness (as determined on a consolidated basis without duplication in accordance with GAAP) of the Borrower with respect to the Borrower and its consolidated Subsidiaries at such date minus the aggregate amount of all on-balance sheet loans held for securitization at such date to (b) the Borrower's Tangible Net Worth at such date;

"Managed Receivables" means on any date and with respect to any person, the sum for such person and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on balance sheet credit card loans and other finance receivables held for securitization plus (c) all securitized credit card loans and other finance receivables of such person; provided that, as the term "Managed Receivables" is used in the Tier I Capital to Managed Receivables Ratio calculation, clauses (a), (b) and (c) above shall be determined exclusive of securitized, non-revolving finance receivables;

"Net Worth" means on any date the consolidated stockholders' equity of the Borrower and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Past Due Receivables" means on any date and with respect to any person, Managed Receivables contractually past due 90 days or more plus all other non performing assets provided however that receivables which are loans, whether or not contractually past due 90 days or more, shall not constitute Past Due Receivables to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor);

"Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible;

"Tangible Net Worth" means on any date and with respect to any person, the consolidated stockholders' equity of such person and its consolidated Subsidiaries less Intangibles of such person and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP;

"Tier 1 Capital" means on any date and with respect to any person, the amount, for such person and its Subsidiaries (determined on a consolidated basis) on such date of "Tier 1 Capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof).

20.3 Accounting Terms All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

21.      Covenants

21.1 Litigation The Borrower shall promptly give to the Bank notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting the Borrower or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

21.2 Maintenance of Legal Validity The Borrower shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of each of the Finance Documents to which it is a party.

21.3 Insurance The Borrower shall maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by the Borrower.

21.4 Disposals The Borrower shall not, without the prior written consent of the Bank, enter into any transaction of merger or consolidation or amalgamation or liquidate, wind-up or dissolve itself or convey, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), all or substantially all of its revenues or its assets other than by way of a Permitted Disposal.

21.6 Negative Pledge The Borrower shall not, without the prior written consent of the Bank, create or permit to subsist any Lien over any (1) Receivables of the Borrower or (2) Restricted Shares owned by it, in each case whether now owned or hereafter acquired, except:

(d) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgement of the management of the Borrower) have been established;

(e) Liens imposed by law (i) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such Receivables or Restricted Shares or materially impair the use thereof in the operation of the business of the Borrower or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture of sale of the Receivables or Restricted Shares subject to such Lien or (ii) which do not relate to material liabilities of the Borrower and do not in the aggregate materially detract from the value of the Receivables or Restricted Shares of the Group taken as a whole; provided that no Lien permitted under this clause (b) may secure any obligation in an amount exceeding $10,000,000; and

(f) Any pledge of Receivables to a Federal Reserve Bank made in the ordinary course of business to secure advances or other transactions and manage the liquidity position of the Borrower.

21.6 Claims Pari Passu The Borrower shall ensure that at all times the claims of the Bank against it under each of the Finance Documents rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.

21.7 Notification of Events of Default The Borrower shall promptly after becoming aware of the same inform the Bank of the occurrence of any Event of Default or Potential Event of Default and upon receipt of a written request to that effect from the Bank acting reasonably in circumstances which give reasonable grounds for belief that an Event of Default or Potential Event of Default may have occurred, confirm to the Bank that, save as previously notified to the Bank or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred.

22.      Events of Default

Each of Clause 22.1 to Clause 22.17 describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 22.18 and Clause
22.19 deal with the rights of the Bank after the occurrence of an Event of Default.

22.1 Failure to Pay The Borrower (a) fails to pay any principal of any Advance when due (whether at stated maturity or at mandatory or optional prepayment) or
(b) fails to pay any other amount due from it under any Finance Document at the time, in the currency and in the manner specified therein and such failure is not remedied within five business days.

22.2 Cross Default Any financial indebtedness of any member of the Group in excess of an aggregate of $50,000,000 (or its equivalent in any other currency) is not paid when due, any such financial indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity, any commitment for, or underwriting of, any such financial indebtedness of any member of the Group is cancelled or suspended or any creditor or creditors of any member of the Group become entitled to declare any such financial indebtedness of any member of the Group due and payable prior to its specified maturity.

22.3 Misrepresentation Any representation or statement made or deemed to be made by the Borrower in any of the Finance Documents to which it is a party or in any notice or other document, certificate or statement delivered by it pursuant hereto is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

22.4 Specific Covenants The Borrower fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clause 19 (Financial Information) or Clause 21 (Covenants) and, if such breach is capable of remedy, such breach has not been remedied within 30 days after notice of such breach has been given by the Bank to the Borrower.

22.5 Financial Condition At any time any of the requirements of Clause 20 (Financial Condition) is not satisfied.

22.6 Other Obligations The Borrower fails duly to perform or comply with any other obligation expressed to be assumed by it in any Finance Document and such failure, if capable of remedy, is not remedied within 30 days after the Bank has given notice thereof to the Borrower.

22.7     Bankruptcy and Insolvency

(i) The Borrower or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

(ii) The Borrower or any of its Subsidiaries shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, conservator, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (b) make a general assignment for the benefit of its creditors, (c) commence a voluntary case under the Federal Bankruptcy Code of 1978, as amended from time to time (the "Bankruptcy Code"), (d) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (e) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (f) take any corporate action for the purpose of effecting any of the foregoing; or

(iii)A proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (a) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (b) the appointment of a receiver, conservator, custodian, trustee, examiner, liquidator or the like of the Borrower or such Subsidiary or of all or any substantial part of its property or (c) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any of its Subsidiaries shall be entered in an involuntary case under the Bankruptcy Code.

22.8     [Reserved]

22.9 Analogous Events Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause
22.7 (Bankrputcy and Insolvency) or Clause 22.17 (Judgment Defaults).

22.10 Governmental Intervention By or under the authority of any government, (a) the management of the Borrower is wholly or partially displaced or the authority of the Borrower in the conduct of its business is wholly or partially curtailed which is likely to have a Material Adverse Effect or (b) all or a majority of the issued shares of the Borrower or the whole or any part (the book value of which is twenty percent or more of the book value of the whole) of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired which is likely to have a Material Adverse Effect.

22.11 Ownership of the Borrower Any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by the Borrower or the Borrower shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One Bank or the Borrower shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One, F.S.B.

22.12    [Reserved]

22.13 The Borrower's Business The Borrower (i) ceases to carry on the business it carries on at the date hereof the cession of which is likely to have a Material Adverse Effect or (ii) enters into any unrelated business the entry into which is likely to have a Material Adverse Effect.

22.14    Repudiation  The Borrower repudiates any Finance Document.

22.15 Illegality At any time it is or becomes unlawful for the Borrower to perform or comply with any or all of its obligations under any of the Finance Documents or any of the obligations of the Borrower under any of the Finance Documents are not or cease to be legal, valid and binding.

22.16 Performance of Obligations The Borrower becomes unable to perform any of its obligations under any of the Finance Documents and such inability has a Material Adverse Effect on the ability of the Borrower to perform its payment obligations under any of the Finance Documents.

22.17 Judgment Defaults A final judgment or judgments for the payment of money of $50,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

22.18    Acceleration and Cancellation

(i) Upon the occurrence of an Event of Default, other than one referred to in Clause 22.7 (ii) or (iii) (Bankruptcy and Insolvency), the Bank may, by written notice to the Borrower:

                  (a) declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or declare the Advances to be due and payable on demand of the Bank; and/or

                  (b)      declare  that  the  Facility   shall  be   cancelled,
                           whereupon   the  same  shall  be  cancelled  and  the
                           Commitment shall be reduced to zero.

(ii) Upon the occurrence of an Event of Default  specified in Clause 22.7(ii) or
     (iii) (Bankruptcy and Insolvency), the Facility shall automatically be cancelled and the Commitment shall be reduced to zero, and the Advances, and the accrued interest thereon, and all other amounts payable by the Borrower hereunder shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

22.19 Advances Due on Demand If, pursuant to Clause 22.18 (Acceleration and Cancellation), the Bank declares the Advances to be due and payable on demand of the Bank, then, and at any time thereafter, the Bank may by written notice to the Borrower require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or withdraw its declaration with effect from such date as it may specify in such notice.

                                     Part 8

                         DEFAULT INTEREST AND INDEMNITY

23.      Default Interest and Indemnity

23.1 Default Interest Period If any sum due and payable by the Borrower under any Finance Document to which it is a party is not paid on the due date therefor in accordance with the provisions of Clause 25 (Payments) or if any sum due and payable by the Borrower under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of the Borrower to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 23) be selected by the Bank.

23.2 Default Interest During each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Period) an unpaid sum shall bear interest at the rate per annum which is the sum from time to time of one percent and the Prime Rate.

23.3 Payment of Default Interest Any interest which shall have accrued under Clause 23.2 (Default Interest) in respect of an unpaid sum shall be due and payable and shall be paid by the Borrower owing such unpaid sum at the end of the period by reference to which it is calculated or on such other date or dates as the Bank may specify by written notice to the Borrower.

23.4 Broken Periods If the Bank receives or recovers all or any part of an Advance made by the Bank otherwise than on the last day of the Term thereof, the Borrower shall pay to the Bank on demand an amount equal to the amount (if any) by which (i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of the Term thereof exceeds (ii) the amount of interest which in the opinion of the Bank would have been payable to the Bank on the last day of the Term thereof in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in New York for a period starting on the first business day following the date of such receipt or recovery and ending on the last day of the Term thereof. In addition the Borrower shall also pay to the Bank a breakage fee in respect to any such receipt of all or any part of an Advance in accordance with the Bank's usual practice.

23.5     Indemnities

(i) The Borrower hereby agrees to indemnify the Bank against any loss (other than any loss incurred as a result of the Bank's own wilful misconduct or gross negligence) it may suffer as a result of its funding an Advance requested by the Borrower hereunder but not made by reason of the operation of any one or more of the provisions hereof.

(ii) The Borrower hereby agrees to indemnify the Bank and its affiliates, and its and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings, and whether or not the Bank is a party to such litigation or other proceedings) relating to this Agreement or the Advances hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Advances hereunder, including, without limitation, the reasonable fees and disbursements of counsel, incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the person to be indemnified).

23.6 Unpaid Sums or Advances Any unpaid sum shall (for the purposes of this Clause 23 and Clause 15.1 (Changes in Circumstances)) be treated as an Advance and accordingly in this Clause 23 and Clause 15.1 (Changes in Circumstances) the term "Advance" includes any unpaid sum and "Term", in relation to an unpaid sum, includes each such period relating thereto as is mentioned in Clause 23.1 (Default Interest Periods).

                                     Part 9

                                    PAYMENTS

24.      Currency of Account and Payment

24.1 Currency of Account United States Dollars is the currency of account and payment in respect of the Facility, for each and every sum at any time due from the Borrower under the Facility and, in connection therewith, in the other Finance Documents provided that:

         (i)      each   payment   pursuant   to   Clause   15.1   (Changes   in
                  Circumstances) shall be made in the currency specified by the party acting reasonably and claiming thereunder; and

         (ii) any amount expressed to be payable in a currency other than United States Dollars shall be paid in that other currency.

24.2 Currency Indemnity If any sum due from the Borrower under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "first currency") in which the same is payable thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against the Borrower, (ii) obtaining an order or judgment in any court or other tribunal or
(iii) enforcing any order or judgment given or made in relation thereto, the Borrower shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between
(a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

25.      Payments

25.1 Payments to the Bank On each date on which any Finance Document requires an amount to be paid by the Borrower under any of the Finance Documents in respect of the Facility or otherwise to the Bank, the Borrower shall make the same available to the Bank by payment in United States Dollars for value on the day in question to the Bank at the Facility Office unless the Bank has specified another address or account by written notice to the Borrower at least two business days prior to such payment.

25.2 Alternative Payment Arrangements If, at any time, it shall become impracticable (by reason of any action of any governmental authority or any change in law, exchange control regulations or any similar event) for the Borrower to make any payments hereunder in the manner specified in Clause 25.1 (Payments to the Bank), then the Borrower may agree with the Bank's alternative arrangements for the payment direct to the Bank of amounts due to the Bank hereunder provided that, in the absence of any such agreement with the Bank, the Borrower shall be obliged to make all payments due to the Bank in the manner specified herein.

25.3 No Set-off All payments required to be made by the Borrower under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

25.4     [Reserved]

25.5     [Reserved]

25.6 Non-Business Days In the event that any payment required to be made under any Finance Document falls to be made on a day which is not a business day it shall be made on the next business day.

26.      Set-Off

The Borrower authorises the Bank to apply any credit balance to which the Borrower is entitled on any account of the Borrower with the Bank in satisfaction of any sum due and payable from the Borrower to the Bank hereunder but unpaid; for this purpose, the Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. The Bank shall not be obliged to exercise any right given to it by this Clause 26. Nothing in this Clause 26 shall constitute an encumbrance.

                                     Part 10

                            FEES, COSTS AND EXPENSES

27.      Commitment Commission

The Borrower shall pay to the Bank, quarterly in arrears on the last day of each quarter or, if not a business day, then the next business day immediately thereafter, a commitment commission of 0.15 percent per annum on the amount of the Bank's Commitment from day to day during the period beginning on the date hereof and ending on the Termination Date.

28.      Costs and Expenses

28.1 Costs and Expenses The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all reasonable out-of-pocket costs and expenses (including reasonable legal fees, not to exceed $20,000 plus disbursements) incurred by it in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.2 Preservations and Enforcement of Rights The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for all costs and expenses (including reasonable legal fees) reasonably incurred in or in connection with the preservation and/or enforcement of any of their rights under any of the Finance Documents except, for the avoidance of doubt, in relation to any transfer or assignment by the Bank of its rights or obligations hereunder.

28.3     [Reserved]

28.4 Waivers and Consents The Borrower shall, from time to time on demand of the Bank (and without prejudice to the provisions of Clause 28.2 (Preservations and Enforcements of Rights) and Clause 34.2 (Amendment Costs) compensate the Bank for all reasonable costs and expenses (including telephone, fax, copying and travel costs) incurred by the Bank in connection with its taking such action as it may deem appropriate in complying with any request by the Borrower in connection with:

(a) the granting or proposed granting of any waiver or consent requested hereunder by the Borrower;

(b) any actual breach by the Borrower of its obligations hereunder;

(c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or

(a) any amendment or proposed amendment hereto requested by the Borrower.

                                     Part 11

                            ASSIGNMENTS AND TRANSFERS

29.      Benefit of Agreement

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and permitted Transferees and assigns.

30.      Assignments and Transfers by the Borrower

The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except pursuant to a Permitted Disposal.

31.      Assignments and Transfers by Bank

31.1 Assignments and Transfers The Bank may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 31.2 (Transfers by
Bank) all or any of its rights, benefits and obligations hereunder or transfer its Facility Office provided that (save in the case of an assignment of rights and benefits to any Affiliate of the Bank) no such assignment or transfer may be of an amount of less than $5,000,000 or may be made without the prior written consent of the Borrower such consent not to be unreasonably withheld or delayed (and, for the avoidance of doubt, it shall not be unreasonable for the Borrower to withhold or delay its consent in the case of an assignment of rights and benefits to any proposed assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by Standard & Poor's Ratings Services). Notwithstanding the foregoing, no consent from the Borrower shall be required with respect to any such assignment or transfer at any time after any notice has been delivered pursuant to Clause 22.18 (Acceleration and Cancellation).

31.2 Transfers by Bank If the Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 31.1 (Assignments and Transfers), then such transfer may be effected by the delivery to the Bank of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth business day after (or such earlier business day endorsed by the Bank on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Bank:

(i) to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights, benefits and obligations hereunder, the Borrower and the Bank shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 31.2 as "discharged rights and obligations");

(ii) the Borrower and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as the Borrower and such Transferee have assumed and/or acquired the same in place of the Borrower and the transferring Bank and

(iii) In addition to the transfers permitted under the foregoing provisions of this clause 31.2, the Bank may (without notice to the Borrower and without payment of any fee) assign and pledge all or any portion of its Advances to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank.

32.      Disclosure of Information

The Bank may disclose to any actual or potential assignee or Transferee or to any sub-participant in relation to any of the Finance Documents such information about the Borrower and the Group as the Bank shall consider appropriate provided that, prior to the disclosure of such information, it has obtained a duly completed confidentiality undertaking (substantially in the form set out in the Fifth Schedule (Form of Confidentiality Undertaking)) from such potential assignee, Transferee or sub-participant.

33.      Calculations and Evidence of Debt

33.1 Basis of Accrual Interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed. Each rate of interest stipulated as an annual rate of interest pursuant to any Finance Document which is calculated with reference to a period (the "deemed interest period") that is less than the actual number of days in the calendar year of calculation is equivalent to such annual rate multiplied by the actual number of days in the calendar year of calculation and divided by the number of days in the deemed interest period.

33.2 Evidence of Debt The Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

33.3 Prima Facie Evidence In any legal action or proceeding arising out of or in connection with any of the Finance Documents, the entries made in the accounts maintained pursuant to Clause 33.2 (Evidence of Debt) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded.

33.4 Certificates of Bank A certificate of the Bank as to the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 15.1 (Changes in Circumstances) shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents and prima facie evidence in any legal action or proceeding arising out of or in connection with any of the Finance Documents. A certificate of the Bank as to the amount at any time due from the Borrower hereunder or the amount which, but for any of the obligations of the Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from the Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents.

34.      Amendments and Waivers

34.1 Amendments and Waivers Save as otherwise provided herein, any provision of any of the Finance Documents may be amended or supplemented only if the Borrower and the Bank so agree in writing.

34.2 Amendment Costs If the Borrower requests any amendment, supplement, modification or waiver in accordance with Clause 34.1 (Amendments and Waivers) then the Borrower shall within five business days of demand of the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees) incurred by the Bank in the negotiation, preparation and execution of any written instrument contemplated by Clause 34.1 (Amendments and Waivers).

35.      Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Bank any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

36.      Partial Invalidity

If, at any time, any provision of any Finance Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Finance Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

37.      [Reserved]

38.      Notices

38.1 Communications in writing Each communication to be made under any Finance Document shall, unless otherwise stated, be made in writing but, unless otherwise stated, may be made by fax, telex or letter.

38.2 Delivery Any communication or document to be made or delivered by one person to another pursuant to any of the Finance Documents shall (unless that other person has by fifteen days' written notice to the Borrower, as appropriate, specified another address) be made or delivered to that other person at the address identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) and shall be deemed to have been made or delivered when dispatched and the appropriate answer back received in the case of any communication made by telex) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address or (in the case of any communication made by fax) transmission has been completed and, in the case of the Bank, when received by the department or officer identified with the Bank's signature below (or such other department or officer as the Bank shall from time to time specify for this purpose).

38.3 English Language Each communication and document made or delivered by one party to another pursuant to any of the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

39.      Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

                                     Part 12

                              LAW AND JURISDICTION

40.      Law

This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.

41.      Jurisdiction

41.1 New York Courts Each of the parties hereto irrevocably agrees for the benefit of each other party hereto that any competent court in the State of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

41.2 Appropriate Forum The Borrower irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 41.1 (New York Courts) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

41.3 Consent to Enforcement The Borrower hereby consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

41.4 Waiver of Immunity To the extent that the Borrower may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Borrower hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

41.5 Waiver of Jury Trial THE BORROWER AND THE BANK EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Borrower

CAPITAL ONE FINANCIAL CORPORATION


By:

Address for Notices:       Director of Corporate Funding
                           Capital One Services, Inc.
                           8000 Jones Branch Drive
                           McLean, Virginia 22102
                           Fax: 703-875-1099
                           Email: Steve.Linehan@capitalone.com

The Bank

FIRST UNION NATIONAL BANK


By:
         Name:  Leslie Cundiff
         Title:  S. Vice President

              Wiring Instructions:
              First Union National Bank
              ABA# 053000219
              Org. 001 GL 145916
              Commercial Loan
              f/b/o Capital One Financial Corp.
              OB #1300899240
              Ref. Commitment Fee or Loan Payment

              Contact:  Marsha Belcher, Portfolio Management 804-771-7143


              Address for Notices:
              7 North 8th Street
              Richmond, VA  23219
              Fax:  (804) 343-6690

              Attention:  Martin Rust

                               THE FIRST SCHEDULE

                          Form of Transfer Certificate

To:      First Union National Bank


                              TRANSFER CERTIFICATE


Relating to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 whereby a $30,000,000 revolving credit facility was made available to Capital One Financial Corporation as borrower by First Union National Bank.

1. Terms defined in the Facility Agreement shall, subject to any contrary indication, have the same meanings herein. The term Transferee is defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "Commitment" and "Advance(s)" accurately summarises its Commitment and/or, as the case may be, the Term and Repayment Date of one or more existing Advances made by it and (ii) requests the Transferee to accept and procure the transfer to the Transferee of the portion specified in the schedule hereto of, as the case may be, its Commitment and/or such Advance(s) by counter-signing and delivering this Transfer Certificate to the Bank at its address for the service of notices specified in the Facility Agreement.

3. The Transferee hereby requests the Bank to accept this Transfer Certificate as being delivered to the Bank pursuant to and for the purposes of Clause 31.2 (Transfers by Bank) of the Facility Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Facility Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Facility Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facility Agreement will be assumed by it after delivery of this Transfer Certificate to the Bank and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Facility Agreement or any document relating thereto and assumes no responsibility for the financial condition of the Borrower or for the performance and observance by the Borrower of any of its obligations under the Facility Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Facility Agreement (or any document relating thereto) shall oblige the Bank to (i) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Facility Agreement transferred pursuant hereto or
(ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the nonperformance by the Borrower, or any other party to the Facility Agreement (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (i) or (ii) above.

8. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of State of New York.

                                  THE SCHEDULE


1.       Transferee:

2.       Transfer Date:

3.       Commitment Portion Transferred

4.       Advance(s):

         Term and Repayment Date Portion Transferred

         Administrative Details of Transferee

         Address:

         Contact Name:

         Account for Payments

         Facsimile:

         Telephone:

                               THE SECOND SCHEDULE

                          Condition Precedent Documents

     1. A copy,  certified to be a true copy by a duly authorised officer of the
Borrower,   of  the  Memorandum  and  Articles  of  Association  (or  equivalent documents) of the Borrower.

     2. A copy, certified to be a true copy by a duly authorised officer of the Borrower, of a Board Resolution (or, as appropriate, a resolution of the Executive Committee, but in such case accompanied by the authorization of such Executive Committee so to act) of the Borrower approving the execution, delivery and performance of the Finance Documents to which it is a party and the terms and conditions hereof and authorising a named person or persons to sign the Finance Documents to which it is a party and any documents to be delivered by the Borrower pursuant hereto.

     3. A certificate of a duly authorised officer of the Borrower setting out the names and signatures of the persons authorised to sign, on behalf of the Borrower, the Finance Documents to which it is a party and any documents to be delivered by the Borrower pursuant hereto.

     4. An opinion of internal counsel to the Borrower, in substantially the form distributed to the Bank prior to the execution hereof.

     5. A copy, certified to be a true copy by a duly authorised officer of the Borrower, of the Original Financial Statements of the Borrower.

                               THE THIRD SCHEDULE

                               Utilisation Request


                               Please see attached

                               [Intrader Printout]

                               THE FOURTH SCHEDULE

                         Form of Compliance Certificate

To:      [Bank]

Dear Sirs

Capital One - Compliance Certificate


We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between Capital One Financial Corporation as borrower and First Union National Bank as the Bank. Terms defined in the Facility Agreement shall bear the same meanings in this Certificate.

I, [ ], a duly authorized officer of Capital One Financial Corporation hereby certify that to the best of my knowledge, information and belief as at [insert date]:

A.       the Borrower's Net Worth is as follows:

         [amount of Net Worth]              $[  ]

B.       The Borrower's:

         (a)      Delinquency Ratio is [  ]%

         (b)      ratio of its Tier 1 Capital to Managed Receivables is [  ]

         (c)      Tangible Net Worth is [   ]

         (d)      Leverage Ratio is [   ]

         (e)      Double Leverage Ratio is [   ]


I confirm that to the best of my knowledge and belief, having made due enquiry no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 33 (Amendments and Waivers) and the Borrower was in compliance with all of the covenants contained in Clause 19 (Financial Condition) of the Facility Agreement as at [ ].

                                            Yours faithfully

                                            ....................................
                                            Name:
                                            Title:
                                            Capital One Financial Corporation

                               THE FIFTH SCHEDULE

                       Form of Confidentiality Undertaking

From:  First Union National Bank
         [Address]
         and
         Capital One Financial Corporation
         [Address]


To:      [Prospective Recipient]
         [Date]

Dear Sirs,

Capital One - Confidentiality Agreement

We refer to our conversations about the facility for Capital One Financial Corporation (the "Corporation") (the "Transaction") and to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated August 10, 2000 and made between the Corporation as borrower and First Union National Bank as the Bank. Following our receipt of a copy of this letter countersigned by you, we may give you certain structural concepts, information and documents relating to the Transaction (together the "Information").

In this letter, the "Bank Group" means First Union National Bank and its subsidiary undertakings, parent undertakings and fellow subsidiary undertaking and the "Capital One Group" means the Corporation and its subsidiaries and affiliates.

In return for us agreeing to provide you with certain Information, you agree as follows:

(a) You shall hold in strict confidence all Information disclosed to you by us or on our behalf and agree that such Information is supplied solely to help you in deciding whether you want to participate in the Transaction and will solely be used by you for that purpose. Despite this obligation, you may disclose
Information:

     (i) to your advisers who need to know such Information for the purpose of evaluating the Transaction;

     (ii) which, except through a failure by you or any adviser to comply with an undertaking as to confidentiality, is in the public domain; and

     (iii) to bank supervisory authorities, statutory auditors or examining authorities, if you are obliged by law or regulation to disclose the Information to them.

         If you have to disclose any Information under sub-paragraph (iii) above, you will give us such prior notice of that disclosure as is reasonably practicable.

(b) You shall get your advisers to give us an undertaking in the form of this letter before letting them see any of the Information. You shall be responsible for any breach by your advisors of any such undertaking.

(c) At our request, you shall provide us with details of all advisers to whom any Information has been, or is to be, disclosed.

(d) You acknowledge that no member of the Bank Group is responsible for the accuracy and/or completeness of any Information. You shall be solely responsible for making your own independent appraisal and investigation of the Transaction and all parties connected with the Transaction (the "Transaction Parties"). You shall not rely upon any member of the Bank Group (now or hereafter) (1) to check the accuracy and/or completeness of any Information, or (2) to assess or review any aspect of the Transaction or any Transaction Party. Accordingly, except in the case of fraud, the Bank Group accepts no responsibility or liability to you (whether for negligence or otherwise).

(e) You acknowledge that:

         (i) members of the Bank Group may,  now and in the  future,  have other
investment  and  commercial   banking,   trust  and  other   relationships  with
Transaction Parties and with other parties ("Other Parties");

         (ii) as a result of these other relationships, members of the Bank Group may have or get information about Other Parties, Transaction Parties and/or the Transaction or which may be relevant to any of these. Despite this, no member of the Bank Group will have to disclose such information, or the fact that it is in possession of such information, to you;

         (iii) members of the Bank Group may, now and in the future, have fiduciary or other relationships under which it, or they, may exercise voting power over securities of various persons. Those securities may, from time to time, include securities of Transaction Parties; and

         (iv) each member of the Bank Group may exercise such voting powers, and otherwise perform its functions in connection with such fiduciary or other relationships, without regard to its relationship to the Transaction Parties and/or the Transaction.

(f) You will return to us all documents evidencing the Information together with any copies of the Information, promptly upon either (1) your decision not to participate in the Transaction or (2) a request by us to do so.

(g) You agree that the delivery to you of Information does not constitute any representation or warranty by Bank Group as to the accuracy or completeness of that Information.

This letter embodies the entire agreement between you and us relating to the Information. It supersedes any prior agreement or understanding (oral or in writing) relating to the Information. It may not be amended or waived except in writing.

You acknowledge that you have not relied on any representation other than those set out in this letter. We are not liable to you for any representation (other than any fraudulent representation) that is not set out in this letter.

You acknowledge that, except where otherwise indicated, your obligations under this letter are for the benefit of both the Capital One Group and the Bank Group and can be enforced by either.

This letter and all claims arising from or in connection with it are governed by, and are to be construed in accordance with the laws of the State of New York. You submit, for our benefit, to the jurisdiction of the New York courts for the resolution of any dispute arising in connection with this letter.

Please sign, date and return to us the enclosed copy of this letter to confirm your agreement to the above,

Yours faithfully



 ........................................
for and on behalf of
First Union National Bank



 ........................................
for and on behalf of
Capital One Financial Corporation

[On Copy]:

Agreed and Accepted

for and on behalf of
[Prospective Recipient]


 ........................................
Dated [  ]

Exhibit 10.5   Multicurrency Revolving Credit Facility Agreement


                        capital one financial corporation
                              as Original Guarantor

                                CAPITAL ONE BANK
                              AS ORIGINAL BORROWER

                               chase manhattan plc
                        as lead arranger and book manager

                                barclays bank plc
                                    as agent

                                       AND

                                     OTHERS

     ---------------------------------------------------------------------------
                                EURO 600,000,000
                         multicurrency credit agreement
     ---------------------------------------------------------------------------

                                    CONTENTS
CLAUSE                                                                      PAGE
1.     Definitions And Interpretation..........................................2
2.     The Facilities..........................................................2
3.     Utilisation Of The Facilities...........................................2
4.     Payment And Calculation Of Interest On Advances.........................2
5.     Notification............................................................2
6.     Repayment And Extension.................................................2
7.     Cancellation And Prepayment.............................................2
8.     Taxes...................................................................2
9.     Tax Receipts............................................................2
10.    Tax Undertaking By Banks And Tax Refunds................................2
11.    Increased Costs.........................................................2
12.    Illegality..............................................................2
13.    Market Disruption.......................................................2
14.    Mitigation..............................................................2
15.    Representations.........................................................2
16.    Financial Information...................................................2
17.    Covenants...............................................................2
18.    Events Of Default.......................................................2
19.    Default Interest........................................................2
20.    Indemnities.............................................................2
21.    Currency Of Account And Payment.........................................2
22.    Payments................................................................2
23.    Set-Off.................................................................2
24.    Redistribution Of Payments..............................................2
25.    Fees....................................................................2
26.    Costs And Expenses......................................................2
27.    The Agent, The Lead Arranger And The Banks..............................2
28.    Assignments And Transfers...............................................2
29.    Acceding And Additional Borrowers And Additional Guarantor..............2
30.    Calculations And Evidence Of Debt.......................................2
31.    Amendments And Waivers..................................................2
32.    Remedies And Waivers....................................................2
33.    Partial Invalidity......................................................2
34.    Notices.................................................................2
35.    Counterparts............................................................2
36.    Governing Law...........................................................2
37.    Jurisdiction............................................................2
   Schedule 1        The Banks.................................................2
   Schedule 2        Form Of Transfer Certificate..............................2
   Schedule 3        Conditions Precedent......................................2
   Schedule 4        Notice Of Drawdown........................................2
   Schedule 5        Form Of Borrower Accession Memorandum.....................2
      Part A         Acceding Borrowers........................................2
      Part B         Additional Borrowers......................................2
   Schedule 6        Additional Conditions Precedent...........................2
      Part A         Acceding Borrower.........................................2
      Part B         Additional Borrowers......................................2
   Schedule 7        Mandatory Costs...........................................2
   Schedule 8        Form Of Confidentiality Undertaking.......................2
   Schedule 9        Existing Proceedings......................................2
   Schedule 10       Form Of Original Guarantee................................2
38.    Definitions.............................................................2
39.    The Guarantee...........................................................2
40.    Representations And Warranties..........................................2
41.    Covenants...............................................................2
42.    Miscellaneous...........................................................2
   Schedule 11       Form Of Cob Guarantee.....................................2
43.    Definitions.............................................................2
44.    The Guarantee...........................................................2
45.    Representations And Warranties..........................................2
46.    Covenants...............................................................2
47.    Miscellaneous...........................................................2
   Schedule 12       Form Of Resignation Notice................................2
   Schedule 13       Form Of Commitment Increase Letter........................2

THIS AGREEMENT is made on             August 2000
BETWEEN

(1)......CAPITAL ONE FINANCIAL  CORPORATION,  a corporation  organised under the laws of the State of Delaware, USA (the "Original Guarantor");

(2) CAPITAL ONE BANK, a company organised under the laws of the Commonwealth of Virginia ("COB");

(3) CAPITAL ONE BANK, a company organised under the laws of the Commonwealth of Virginia, in its capacity as borrower hereunder (the "Original Borrower");

(4)  CHASE MANHATTAN PLC as arranger of the Facilities (the "Lead Arranger");

(5)  BARCLAYS BANK PLC as agent for the Banks (the "Agent"); and

(6)  THE BANKS (as defined below).

IT IS AGREED as follows.

DEFINITIONS AND INTERPRETATION

Definitions
In this Agreement:

"Acceding  Borrower"  means COB plc  after it has  become a  Borrower  hereunder
pursuant  to  Clause  0  (Acceding  and  Additional   Borrowers  and  Additional
Guarantor).

"Additional Borrower" means any company after it has become an Additional Borrower in accordance with Clause 0 (Acceding and Additional Borrowers and Additional Guarantor).

"Additional Borrower Memorandum" means a memorandum substantially in the form set out in Part B of Schedule 5 (Form of Borrower Accession Memorandum).

"Additional Guarantor" means COB after it has delivered the COB Guarantee.

"Advance" means, save as otherwise provided herein, any Tranche A Advance or Tranche B Advance made or to be made pursuant to the terms hereof.

"Authorised Signatory" means, in relation to an Obligor or proposed Obligor, any person who is duly authorised (in such manner as may be reasonably acceptable to the Agent) and in respect of whom the Agent has received a certificate signed by an officer authorised by a resolution of the directors of such Obligor or another Authorised Signatory of such Obligor or proposed Obligor setting out the name and signature of such person and confirming such person's authority to act.

"Available Commitment" means, in relation to a Bank at any time, the aggregate of its Available Tranche A Commitment and its Available Tranche B Commitment.

"Available Tranche A Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, its Tranche A Commitment at such time less the aggregate of its share of the EURO Amount of the Tranche A Advances which are then outstanding provided that such amount shall not be less than zero.

"Available Tranche A Facility" means, at any time, the aggregate amount of the Available Tranche A Commitments adjusted, in the case of any proposed drawdown, so as to take into account:

any reduction in the Tranche A Commitment of a Bank on or before the proposed drawdown date pursuant to the terms hereof;

any Tranche A Advance which, pursuant to any other drawdown, is to be made; and

any Tranche A Advance which is due to be repaid, on or before the proposed drawdown date.

"Available Tranche B Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, its Tranche B Commitment at such time less the aggregate of its share of the EURO Amount of the Tranche B Advances which are then outstanding provided that such amount shall not be less than zero.

"Available Tranche B Facility" means, at any time, the aggregate amount of the Available Tranche B Commitments adjusted, in the case of any proposed drawdown, so as to take into account:

     (a) any reduction in the Tranche B Commitment of a Bank on or before the proposed drawdown date pursuant to the terms hereof;

any Tranche B Advance which, pursuant to any other drawdown, is to be made; and

any Tranche B Advance which is due to be repaid, on or before the proposed drawdown date.

"Available Facilities" means the aggregate amount of the Available Tranche A Facility and the Available Tranche B Facility.

"Bank" means any financial institution:

     (b) named in Schedule 1 (The Banks); or

which has become a party hereto in accordance with Clause 0 (Assignments by Banks) or Clause 0 (Transfers by Banks),

and which has not ceased to be a party hereto in accordance with the terms hereof.

"Bank Regulatory Authority" shall mean the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation and all other relevant bank regulatory authorities (including, without limitation, relevant state bank regulatory authorities).

"Bankruptcy Code" shall mean the US Federal Bankruptcy Code of 1978, as amended from time to time.

"Borrower" means, at any time, (a) the Original Borrower or after the Original Borrower has transferred its obligations as a Borrower pursuant to Clause 0 (Acceding and Additional Borrowers and Additional Guarantor), the Acceding Borrower and (b) any Additional Borrower, and "Borrower" shall be construed accordingly.

"Borrower Accession Memorandum" means a memorandum substantially in the form set out in Part A of Schedule 5 (Form of Borrower Accession Memorandum).

"Business Day" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in London and the Commonwealth of Virginia, United States of America and:

(c) (in relation to any date for payment or purchase of a sum denominated in a currency other than the euro) the principal financial centre of the country of such currency; or

                  (in relation to any date for payment or purchase of a sum denominated in the euro) any financial centre or centres in one or more Participating Member States nominated by the Agent from time to time.

"Capital Lease Obligations" shall mean, for any person, all obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalised amount thereof, determined in accordance with GAAP.

"COB  Guarantee"  means  the  guarantee  substantially  in the  form  set out in
Schedule 11 (Form of COB Guarantee) executed by COB pursuant to Clause 0 (Acceding and Additional Borrowers and Additional Guarantor).

"COB plc" means Capital One Bank (Europe) plc, a Wholly-Owned Subsidiary of COB, incorporated in the United Kingdom.

"Code" means the US Internal Revenue Code of 1986, as amended from time to time.

"COFC Cumulative Equity Proceeds" shall mean, as of any date of determination, the aggregate amount of all cash received on or prior to such date of determination by the Original Guarantor and its Subsidiaries in respect of any Equity Issuance effected after March 31, 2000, net of reasonable expenses incurred by the Original Guarantor and its Subsidiaries in connection therewith.

"COFC Cumulative Net Income" shall mean, as of any date of determination, the aggregate net operating income of the Original Guarantor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Original Guarantor (a) commencing with the fiscal quarter ended June 30, 2000 and (b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that COFC Cumulative Net Income shall be determined exclusive of any fiscal quarter of the Original Guarantor for which the net operating income of the Original Guarantor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero.

"Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, the aggregate of its Tranche A Commitment and its Tranche B Commitment.

"Commitment Increase Letter" means a letter substantially in the form set out in
Schedule 13 (Form of Commitment Increase Letter) and executed by all the parties thereto.

"Debt Rating" shall mean, as of any date of determination thereof and with respect to any Obligor, the lower of the two highest ratings most recently published by the Rating Agencies relating to the unsecured, unsupported senior long-term debt obligations of such Obligor on the basis that BBB+ rating is equal to Baa1 rating, BBB rating is equal to Baa2 rating, BBB- rating is equal to Baa3, BB+ rating is equal to Ba1 rating and BB rating is equal to Ba2 rating.

"Debt to Capital Ratio" means, on any date and with respect to any Borrower, the ratio of (a) the sum (determined for such Borrower and its consolidated Subsidiaries on a consolidated basis without duplication in accordance with
GAAP) of the aggregate amount of Indebtedness outstanding (not including non-brokered deposit liabilities incurred by such Borrower in the ordinary course of business) to (b) the consolidated stockholders' equity and Subordinated Indebtedness of such Borrower and its consolidated subsidiaries determined as of such date on a consolidated basis without duplication in accordance with GAAP.

"Default" means an Event of Default or a Potential Event of Default.

"Delinquency Ratio" shall mean, on any date and with respect to any Obligor, the ratio of (a) all Past Due Receivables with respect to such Obligor on such date to (b) the aggregate amount of all Managed Receivables with respect to such Obligor on such date.

"Dispute" means any dispute referred to in Clause 0 (Jurisdiction).

"Double Leverage Ratio" shall mean, on any date, the ratio of (a) the sum of (i) Intangibles with respect to the Original Guarantor on such date plus (ii) the aggregate investment of the Original Guarantor on such date in the capital stock of its Subsidiaries as reported pursuant to sub-clauses 0 and 0 of Clause 0 (Financial Statements) hereof (including the Original Guarantor's interest in undistributed earnings of its Subsidiaries), to (b) Net Worth on such date.

"EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

"EMU Legislation" means legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states, being in part legislative measures to implement EMU.

"Environmental Law" means any and all present and future Federal, state, local and foreign laws, rules or regulations, any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

"Equity Issuance" shall mean (a) any issuance or sale by the Original Guarantor or any of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Original Guarantor or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Original Guarantor issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Original Guarantor or any of its Subsidiaries or (b) the receipt by the Original Guarantor or any of its Subsidiaries from any person not a shareholder of the Original Guarantor of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (i) any such issuance or sale by any Subsidiary of the Original Guarantor to the Original Guarantor or any Wholly Owned Subsidiary of the Original Guarantor or (ii) any capital contribution by the Original Guarantor or any Wholly Owned Subsidiary of the Original Guarantor to any Subsidiary of the Original Guarantor.

"ERISA" shall mean the US Employee Retirement Income Security Act of 1974, as amended from time to time.

"ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organisations (i) described in Section 414(b) or (c) of the Code of which any Obligor is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which any Obligor is a member.

"EURIBOR" means, in relation to any amount to be advanced to, or owing by, an Obligor under the Finance Documents in euro on which interest for a given period is to accrue:

(d) the percentage rate per annum equal to the offered quotation which appears on the appropriate page of the Dow Jones Telerate Services which displays the rate of the Banking Federation of the European Union for the euro (being currently page 248) for such period as of 11.00 a.m. (Brussels time) on the Quotation Date for such period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying an average rate of the Banking Federation of the European Union as the Agent, after consultation with the Banks and the Principal Borrower, shall select; or

        if no quotation for the euro for the relevant period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the arithmetic mean (rounded upwards to four decimal places) of the rates (as notified to the Agent) at which each of the Reference Banks was offering to prime banks in the European interbank market deposits in the euro of an equivalent amount and for such period as of 11.00 a.m. (Brussels time) on the Quotation Date.

"EURO Amount" means:

(e) in relation to an Advance, its Original EURO Amount as reduced by the proportion (if any) of such Advance which has been repaid; and

in relation to the Loan, the aggregate of the EURO Amounts of the outstanding Advances.

"Event of Default" means any circumstance described as such in Clause 0 (Events of Default).

"Exchange Act" shall mean the US Securities Exchange Act of 1934, as amended from time to time.

"Excluded Representations" means the representations and warranties made in (a) the last sentence of Clause 0 (Financial Condition) and (b) Clause 0 (Litigation) (but only so far as the representation and warranty in Clause 0 (Litigation) relates to proceedings that could have a Material Adverse Effect of the type referred to in paragraph (a) of the definition of "Material Adverse Effect" in this Clause 0, but not of the type referred to in paragraphs (b),
(c), (d) or (e) of such definition).

"Facilities" means the Tranche A Facility and the Tranche B Facility (and "Facility" means either of them).

"Facility Office" means, in relation to the Agent, the office identified with its signature below or such other office as it may select by notice to the Obligors and, in relation to any Bank, the office notified by it to the Agent and the Obligors in writing prior to the date hereof (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office as it may from time to time select by notice to the Agent and the Obligors.

"FDIA" shall mean the US Federal Deposit Insurance Act, as amended from time to time.

"Finance Documents" means this Agreement, the Original Guarantee, the COB Guarantee (after it has been delivered pursuant to Clause 0 (Acceding and Additional Borrowers and Additional Guarantor)), any Borrower Accession Memorandum, any Additional Borrower Memorandum, any fee letter delivered pursuant to Clause 0 (Fees) and any other document designated as such by the Agent and the Principal Borrower.

"Finance Parties" means the Agent, the Lead Arranger and the Banks.

"FSB" means Capital One F.S.B., a Federal Savings Bank organised under the laws of the US.

"GAAP"  means,  in  relation  to  any  person,   generally  accepted  accounting
principals in the jurisdiction of incorporation of such person or, if relevant, in the identified jurisdiction.

"Group" means the Original Guarantor and its Subsidiaries for the time being.

"Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

"Guarantors" means the Original Guarantor and as from the date it delivers the COB Guarantee in a form acceptable to the Agent, COB, and "Guarantor" shall mean either of them.

"Indebtedness" shall mean, for any person: (a) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such person); (b) obligations of such person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such person, whether or not the respective Indebtedness so secured has been assumed by such person; (d) non-contingent obligations of such person (and, for the purposes of Clauses 0 (Limitation on Liens) and Clause 0 (Cross Default) hereof, all contingent obligations of such person) in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such person;

(e) Capital Lease Obligations of such person; and (f) Indebtedness of others Guaranteed by such person.

"Instructing Group" means:

(f) before any Advances have been made, a Bank or Banks whose Commitments amount in aggregate to more than fifty per cent. of the Total Commitments; and

thereafter, a Bank or Banks to whom in aggregate more than fifty per cent. of the EURO Amount of the Loan is (or, immediately prior to its repayment, was then) owed.

"Insured Subsidiary" shall mean any insured depositary institution (as defined in 12 U.S.C. ss.1813(c) (a US act) (or any successor provision), as amended, re-enacted or redesignated from time to time), that is controlled (within the meaning of 12 U.S.C. ss.1841 (a US act) (or any successor provision), as amended, re-enacted or redesignated from time to time) by an Obligor.

"Intangibles" shall mean, as at any date and with respect to any Obligor, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such Obligor and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to June 30, 2000 in the book value of any asset by such Obligor or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in persons that are not Subsidiaries and (c) all unamortised debt discount and expense, unamortised deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organisation or developmental expenses and other intangible assets.

"Interest Period" means, save as otherwise provided herein, in relation to an Advance, the period for which such Advance is borrowed, as specified in the Notice of Drawdown relating thereto and in relation to an Unpaid Sum, any of those periods mentioned in Clause 0 (Default Interest Period).

"Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

"Leverage Ratio" shall mean, on any date and with respect to any Obligor, the ratio of (a) the sum (determined for such Obligor and its consolidated Subsidiaries on a consolidated basis without duplication in accordance with
GAAP) of (i) the aggregate amount of Indebtedness outstanding on such date (not including non-brokered deposit liabilities incurred by such Obligor in the ordinary course of business) minus (ii) the aggregate amount of all on-balance sheet loans held for securitisation on such date to (b) Tangible Net Worth with respect to such Obligor on such date.

"LIBOR" means, in relation to any amount to be advanced to, or owing by, an Obligor under the Finance Documents on which interest for a given period is to accrue:

(g) the percentage rate per annum equal to the offered quotation which appears on the appropriate page of the Dow Jones Telerate Service which displays the British Bankers Association Interest Settlement Rate for the currency of the relevant amount for such period as of 11.00 a.m. on the Quotation Date for such period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying the British Bankers Association Interest Settlement Rate for such currency as the Agent, after consultation with the Banks and the Principal Borrower, shall select; or

        if no quotation for the relevant currency and the relevant period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the arithmetic mean (rounded upwards to four decimal places) of the rates (as notified to the Agent) at which each of the Reference Banks was offering to prime banks in the London interbank market deposits in the currency of such amount and for such period as of 11.00 a.m. on the Quotation Date for such period.

"Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

"Loan" and "Loans" means, at any time, the aggregate of the Tranche A Loan and the Tranche B Loan.

"Managed Receivables" shall mean, on any date and with respect to any Obligor, the sum for such Obligor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on-balance sheet credit card loans and other finance receivables held for securitisation plus (c) all securitised credit card loans and other finance receivables; provided that, as the term "Managed Receivables" is used in the definition of "Tier 1 Capital to Managed Receivables Ratio", (a), (b) and (c) above shall be determined exclusive of securitised non-revolving finance receivables.

"Mandatory Cost Rate" means the rate determined in accordance with Schedule 7 (Mandatory Costs).

"Margin" means the Tranche A Margin or the Tranche B Margin.

"Margin Stock" means "margin stock" within the meaning of Regulation U.

"Material Adverse Effect" means, with respect to an Obligor, a material adverse effect on (a) the Property, business, operations, financial condition, prospects or capitalisation of such Obligor and its Subsidiaries taken as a whole, (b) the ability of such Obligor to perform its obligations under the Finance Documents to which it is a party, (c) the validity or enforceability of the obligations of such Obligor under the Finance Documents to which it is a party, (d) the rights and remedies of the Finance Parties against such Obligor under the Finance Documents or (e) the timely payment of the principal of, or interest on, the Loan or other amounts payable by such Obligor in connection therewith.

"Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by any Obligor or any ERISA Affiliate and that is covered by Title IV of ERISA.

"Net Worth" means, on any date, the consolidated stockholders' equity of the Original Guarantor and its consolidated subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

"Notice  of  Drawdown"  means a  notice  substantially  in the  form  set out in
Schedule 4 (Notice of Drawdown).

"Obligors" means any Borrower, COB and the Guarantors.

"Optional Currency" means sterling, dollars or any other currency (except euro) which has been previously approved in writing by the Agent (acting on the instructions of all Banks) as an optional currency for the purpose of any utilisation, or denomination of any Advance during an Interest Period relating thereto, at least three Business Days prior to delivery of the Notice of Drawdown for such Advance and, at the time of drawdown or denomination of an Advance, the currency is:

(h)      freely transferable and freely convertible into euro; and

(i)      available to banks in the relevant interbank market.

"Original EURO Amount" means in relation to an Advance, the amount specified in the Notice of Drawdown relating thereto, as the same may be reduced pursuant to Clause 0 (Reduction of Available Commitment).

"Original Financial Statements" means:

(j)               in   relation   to  the   Original   Guarantor,   its  audited
                  consolidated financial statements for its financial year ended December 31, 1999; and

in relation to COB, its unaudited financial statements for its financial year ended December 31, 1999; and

in relation to the Acceding Borrower or any Additional Borrower, its financial statements delivered pursuant to Schedule 6 (Additional Conditions Precedent).

"Original Guarantee" means the guarantee substantially in the form of Schedule 10 (Form of Original Guarantee) dated on or about the date hereof executed by the Original Guarantor.

"Original Obligors" means the Original Borrower, COB and the Original Guarantor.

"Participating Member State" means any member state which has adopted the euro as its lawful currency at the relevant time.

"Past-Due Receivables" shall mean, on any date with respect to any Obligor, the sum (determined with respect to such Obligor and its Subsidiaries on a consolidated basis without duplication in accordance with GAAP) of (a) all Managed Receivables the minimum payments on which are at least 90 days overdue on such date plus (b) all other non-performing assets; provided that, Managed Receivables that are credit card loans, whether or not at least 90 days overdue, shall not constitute "Past-Due Receivables" to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such credit card loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor).

"PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

"Plan" means an employee benefit or other plan established or maintained by any Obligor, any Subsidiary of an Obligor or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

"Potential Event of Default" means any event which may become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default.

"Principal Borrower" means COB or, at any time after it becomes a Borrower hereunder, COB plc.

"Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

"Proportion" means, in relation to a Bank:

(k) whilst no Advances are outstanding, the proportion borne by its Commitment to the Total Commitments (or, if the Total Commitments are then zero, by its Commitment to the Total Commitments immediately prior to their reduction to zero); or

        whilst at least one Advance is outstanding, the proportion borne by its share of the EURO Amount of the Loan to the EURO Amount of the Loan.

"Quarterly Dates" shall mean the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

"Quotation Date" means, in relation to any period for which an interest rate is to be determined under the Finance Documents, the day on which quotations would ordinarily be given by prime banks in the relevant interbank market for deposits in the currency in relation to which such rate is to be determined for delivery on the first day of that period, provided that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

"Rating" means, at any time, the Debt Rating of the Obligor with the highest Debt Rating.

"Rating Agencies" shall mean Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch IBCA or, in each case, any successor nationally recognised statistical rating organisation.

"Receivables" means, with respect to any Obligor, any amount owing, from time to time, with respect to a credit card, consumer revolving or consumer instalment loan account, home equity line of credit or residential mortgage loan account or other consumer receivable owned by such Obligor, including, without limitation, amounts owing for payment of goods and services, cash advances, convenience cheques, annual membership fees, finance charges, late charges, credit insurance premiums and cash advance fees and fees relating to additional consumer products, and any other receivables arising out of financing transactions by such Obligor; provided that the term "Receivables" shall not include any of the foregoing that is subject to a securitisation effected in the ordinary course of business.

"Reference Banks" means the principal London offices of Barclays Bank Plc, The Chase Manhattan Bank and Deutsche Bank AG or such other bank or banks as may from time to time be agreed between the Principal Borrower and the Agent acting on the instructions of an Instructing Group.

"Regulations A, D, T, U and X" shall mean, respectively, Regulations A, D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

"Repayment Date" means, in relation to any Advance, the last day of the Interest Period thereof.

"Repeated Representations" means each of the representations set out in Clause 0 (Corporate Existence) to Clause 0 (Pari Passu Ranking) save for the Excluded Representations.

"Resignation Notice" means a notice completed by COB and the Original Guarantor substantially in the form set out in Schedule 12 (Form of Resignation Notice).

"Restricted Shares" means, with respect to any Obligor, shares of stock of or other ownership interests in such Obligor or any Subsidiary thereof engaged primarily in the extension of consumer credit to third parties or securitisations of receivables related to such extension of consumer credit, excluding without limitation any such ownership interests of any Obligor in America One Communications, Inc.

                  "Risk Adjusted Assets" shall mean, on any date and with respect to any Obligor, the amount, for such Obligor and its consolidated subsidiaries (determined on a consolidated basis) on such date, of "weighted risk assets", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

"SEC" shall mean the Securities and Exchange Commission, or any successor agency charged with the administration and enforcement of the Securities Act and the Exchange Act.

                  "Securities Act" shall mean the US Securities Act of 1933, as amended from time to time.

"Subordinated Indebtedness" means, in relation to any Borrower, any payment obligations in respect of any Indebtedness of such Borrower which is unsecured and subordinated to the payment obligations of such Borrower under the Finance Documents.

"Subsequent Participant" means a member state that adopts the euro as its lawful currency after 1 January 1999.

                  "Subsidiary" shall mean, with respect to any person, any corporation, partnership or other entity of which at least a majority of the Voting Securities issued by such corporation, partnership or other entity is at the time directly or indirectly owned or controlled by such person or one or more Subsidiaries of such person or by such person and one or more Subsidiaries of such person (and "Subsidiaries" shall be construed accordingly).

                  "Swap  Agreement" shall have the meaning given to such term in
Section 101(53B) of the Bankruptcy Code (as in effect on the date hereof).

"Tangible Net Worth" shall mean, on any date and with respect to any Obligor, the consolidated stockholders' equity of such Obligor and its consolidated Subsidiaries less Intangibles of such Obligor and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

"Tier 1 Capital" shall mean, on any date and with respect to any Original Obligor, the amount, for such Original Obligor and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "Tier 1 capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

"Tier 1 Capital to Managed Receivables Ratio" shall mean, on any date and with respect to any Original Obligor, the ratio of (a) Tier 1 Capital (determined, for the purposes of this definition, in accordance with GAAP) with respect to such Original Obligor on such date to (b) Managed Receivables with respect to such Original Obligor on such date.

"Tier 1 Capital to Risk Adjusted Assets Ratio" shall mean, on any date and with respect to the Original Borrower, the ratio of (a) Tier 1 Capital with respect to the Original Borrower on such date to (b) Risk Adjusted Assets with respect to the Original Borrower on such date.

"Tier 1 Leverage Ratio" shall mean, on any date and with respect to COB, the ratio of (a) Tier 1 Capital with respect to COB on such date to (b) Total Assets with respect to COB on such date.

"Total Assets" shall mean, on any date and with respect to any Obligor, the amount, for such Original Obligor and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "average total consolidated assets", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

"Total Capital" shall mean, on any date and with respect to any Original Obligor, the amount, for such Original Obligor and its consolidated Subsidiaries (determined on a consolidated basis) on such date, of "total capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented and in effect from time to time or any replacement thereof).

"Total Capital to Risk Adjusted Assets Ratio" shall mean, on any date and with respect to COB, the ratio of (a) Total Capital with respect to COB on such date to (b) Risk Adjusted Assets with respect to COB on such date.

"Total Commitments" means, at any time, the aggregate of the Banks' Commitments.

"Tranche A Advance" means an advance made or to be made by the Banks under the Tranche A Facility.

"Tranche A Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "Tranche A Commitment" in Schedule 1 (The Banks).

"Tranche A Facility" means the 364 day multicurrency revolving loan facility granted to the Borrowers in this Agreement.

"Tranche A Loan" means, at any time, the aggregate principal amount of the outstanding Tranche A Advances.

"Tranche A Margin" means:

(l) at any time the Rating is BBB+ or Baa1 or better, 0.165 per cent. per annum;

(m)      at any time the Rating is BBB or Baa2, 0.25 per cent. per annum;

(n)      at any time the Rating is BBB- or Baa3, 0.30 per cent. per annum;

(o)      at any time the Rating is BB+ or Ba1, 0.55 per cent. per annum; and

(p)      at any time the Rating is BB or Ba2 or worse, 0.80 per cent. per annum.

"Tranche A Termination Date" means, subject to the operation of Clause 0 (Repayment and Extension), the day which is 364 days after the date hereof.

"Tranche B Advance" means an advance made or to be made by the Banks under the Tranche B Facility.

"Tranche B Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "Tranche B Commitment" in Schedule 1 (The Banks).

"Tranche B Facility" means the 48 month multicurrency revolving loan facility granted to the Borrowers in this Agreement.

"Tranche B Loan" means, at any time, the aggregate principal amount of outstanding Tranche B Advances.

"Tranche B Margin" means:

(q) at any time the Rating is BBB+ or Baa1 or better, 0.225 per cent. per annum;

(r)      at any time the Rating is BBB or Baa2, 0.350 per cent. per annum;

(s)      at any time the Rating is BBB- or Baa3, 0.450 per cent. per annum;

(t)      at any time the Rating is BB+ or Ba1, 0.750 per cent. per annum; and

(u)      at any time the Rating is BB or Ba2 or worse, 1.125 per cent. per annum

"Tranche B Termination Date" means the day which is 48 months after the date hereof.

"Transfer Certificate" means a certificate  substantially in the form set out in
Schedule 2 (Form of Transfer Certificate) or in such other form as may be agreed between the Principal Borrower and the Agent signed by a Bank and a Transferee under which:

(v) such Bank seeks to procure the transfer to such Transferee of all or a part of such Bank's rights, benefits and obligations under the Finance Documents upon and subject to the terms and conditions set out in Clause 0 (Assignments and Transfers); and

        such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Agent as contemplated in Clause 0 (Transfers by Banks).

"Transfer Date" means, in relation to any Transfer Certificate, the date for the making of the transfer as specified in such Transfer Certificate.

"Transferee" means a person to which a Bank seeks to transfer by novation all or part of such Bank's rights, benefits and obligations under the Finance Documents.

"Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 7 February 1992 and came into force on 1 November 1993).

"Unpaid Sum" means the unpaid balance of any of the sums referred to in Clause 0 (Default Interest Period).

"US" means the United States of America.

"Voting Securities" shall mean, with respect to any person, securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such person (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such person shall have or might have voting power by reason of the happening of any contingency).

"Wholly Owned Subsidiary" means, with respect to any person, any corporation, partnership or other entity of which all of the Voting Securities issued by such corporation, partnership or other entity (other than, in the case of a corporation, directors' qualifying shares) are directly or indirectly owned or controlled by such person or one or more Wholly Owned Subsidiaries of such person or by such person and one or more Wholly Owned Subsidiaries of such person.


Interpretation
Any reference in this Agreement to:

the "Agent" or any "Bank" shall be construed so as to include its and any subsequent successors and permitted transferees in accordance with their respective interests;

"continuing", in relation to an Event of Default, shall be construed as a reference to an Event of Default which has not been waived in accordance with the terms hereof and, in relation to a Potential Event of Default, one which has not been remedied within the relevant grace period or waived in accordance with the terms hereof;

the "equivalent" on any date in one currency (the "first currency") of an amount denominated in another currency (the "second currency") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the Agent at or about
11.00 a.m. on such date for the purchase of the first currency with the second currency;

a "holding company" of a company or corporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a "law" shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

a "member state" shall be construed as a reference to a member state of the European Union;

a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that:

(w) if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

        if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

(and references to "months" shall be construed accordingly);

a "person" shall be construed as a reference to any individual, corporation, company, voluntary association, partnership (whether or not having separate legal personality) limited liability company, joint venture, trust, unincorporated organisation or government (or any agency, instrumentality or political subdivision thereof).

the "relevant interbank market" is a reference to:

(x)      in relation to the euro, the European interbank market; or

(y)      in relation to any other currency, the London interbank market;

        the "relevant interbank rate" is a reference to:

(z)      in relation to the euro, EURIBOR; or

(aa)     in relation to any other currency, LIBOR;

"repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof);

a "successor" shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under this Agreement or to which, under such laws, such rights and obligations have been transferred;

"tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

"VAT" shall be construed as a reference to value added tax including any similar tax which may be imposed in place thereof from time to time; and

the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

Currency Symbols and Definitions

"$" and "dollars" denote lawful currency of the United States of America and "sterling" denotes lawful currency of the United Kingdom.

"EURO" and "euro" means the single currency unit of the European Union as constituted by the Treaty on European Union as referred to in EMU Legislation and "euro unit" means the currency unit of the euro as defined in EMU Legislation.

Agreements and Statutes Any reference in this Agreement to:

this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

Headings
Clause and Schedule headings are for ease of reference only.

Time
Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

Third Party Rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

Accounting Terms and Determinations

                  Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles in the US in the case of the Original Obligors and, in the case of any other Obligor, in the country of incorporation of such Obligor, in each case applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the delivery of the first financial statements under Clause 0 or 0 of Clause 0 (Financial Statements) hereof, shall mean the audited and unaudited financial statements as at December 31, 1999 referred to in Clause 0 (Financial Condition) hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles in the US (or, if in relation to an Obligor incorporated in a jurisdiction other than the US, generally accepted accounting principals in the jurisdiction of incorporation of such Obligor) applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Banks pursuant to
Section 0 (Financial Statements) hereof (or, prior to the delivery of the first financial statements under Clause 0 or 0 of Clause 0 (Financial Statements), used in the preparation of the audited and unaudited financial statements as at December 31, 1999 referred to in Clause 0 (Financial Condition) hereof) unless
(i) any Obligor shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) an Instructing Group shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Clause 0 or 0 of Clause 0 (Financial Statements), shall mean the audited financial statements referred to in Clause 0 (Financial Condition)). Notwithstanding the foregoing, the accounting terms "Risk Adjusted Assets", "Tier 1 Capital", "Total Assets" and "Total Capital" defined in Clause 0 (Definitions) hereof shall be interpreted by reference to the statutes or regulations referred to in said definitions, as such statutes or regulations are amended, modified, supplemented or replaced and in effect from time to time.

         The Original Guarantor shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under Clause 0 (Financial Statements) (i) a description in reasonable detail of any material variation between the application of accounting principles in the US employed in the preparation of such statement and the application of accounting principles in the US employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of sub-clause 0 and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

To enable the ready and consistent determination of compliance with the covenants set forth in Clause 0 (Covenants) hereof, no Obligor will change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

THE FACILITIES

Grant of the Facilities
The Banks grant to the Borrowers, upon the terms and subject to the conditions hereof:

a multicurrency 364 day revolving facility in an aggregate amount of euro 300,000,000 or its equivalent from time to time in Optional Currencies (the Tranche A Facility); and

a multicurrency 48 month revolving loan facility in an aggregate amount of euro 300,000,000 or its equivalent from time to time in Optional Currencies (the Tranche B Facility).

Purpose and Application

The Tranche A Facility is intended for general corporate purposes and, accordingly, each Borrower shall apply all amounts raised by it hereunder in or towards satisfaction of its general corporate financing requirements and none of the Finance Parties shall be obliged to concern themselves with such application.

The Tranche B Facility is intended to replace and extend certain existing credit facilities available to the Group and, accordingly, each Borrower shall apply all amounts raised by it hereunder in or towards satisfaction of such purpose and none of the Finance Parties shall be obliged to concern themselves with such application.

Conditions Precedent

Save as the Banks may otherwise agree none of the Banks shall be under any obligation to make any Advance hereunder unless the Agent has confirmed to COB and the Banks that it has received (or waived receipt of) all of the documents listed in Schedule 3 (Conditions Precedent) and that each is, in form and substance, satisfactory to the Agent.

The Agent shall, on request by COB, certify in writing whether or not it has received or waived receipt of any of the documents listed in Schedule 3 (Conditions Precedent) and whether each is in form and substance satisfactory to it.

Nature of Banks' Obligations
The obligations of each Bank hereunder are several and the failure by a Bank to perform its obligations hereunder shall not affect the obligations of any Obligor towards any other party hereto nor shall any other party be liable for the failure by such Bank to perform its obligations hereunder nor shall the failure by any Bank to perform its obligations hereunder affect the obligations of any other Bank towards any Obligor hereunder.

Banks' Rights Several
The rights of each Bank are several and any debt arising hereunder at any time from an Obligor to any of the other parties hereto shall be a separate and independent debt. Each such party shall be entitled to protect and enforce its individual rights arising out of this Agreement independently of any other party (so that it shall not be necessary for any party hereto to be joined as an additional party in any proceedings for this purpose).

UTILISATION OF THE Facilities

Drawdown Conditions for Advances
An Advance will be made by the Banks to a Borrower in accordance with the provisions hereof if:

no later than 10.00 a.m. (London time) and not more than ten nor less than three Business Days before the proposed date for the making of such Advance, the Agent has received a completed Notice of Drawdown from such Borrower;

the proposed date for the making of such Advance is (a) in the case of a Tranche A Advance, a Business Day falling one month or more before the Tranche A Termination Date or, (b) in the case of a Tranche B Advance, a Business Day falling one month or more before the Tranche B Termination Date;

no more than one Tranche A Advance and one Tranche B Advance shall be made on the proposed date for the making of such Advance and after the making of such Advance there will be no more than 20 Advances outstanding;

in the case of a Tranche A Advance, the proposed Original EURO Amount of such Advance is (a) (if less than the Available Tranche A Facility) an amount equal to or greater than euro 25,000,000 and an integral multiple of euro 5,000,000 or
(b) equal to the amount of the Available Tranche A Facility;

in the case of a Tranche B Advance, the proposed Original EURO Amount of such Advance is (a) (if less than the Available Tranche B Facility) an amount equal to or greater than euro 25,000,000 and an integral multiple of euro 5,000,000 or
(b) equal to the amount of the Available Tranche B Facility; and

the proposed Interest Period of the Advance requested is a period of one, two, three or six months or such other period as the Agent may, with the consent of all of the Banks to participate in such Advance, agree (a) in the case of a Tranche A Advance ending on or before the Tranche A Termination Date and (b) in the case of a Tranche B Advance, ending on or before the Tranche B Termination Date.

Conditions for Drawing an Advance in an Optional Currency
If a Borrower requests that an Advance be denominated in an Optional Currency but:

no later than one hour after the time at which the rate is to be determined on the Quotation Date for such Advance, the Agent notifies the relevant Borrower and the Banks that the Agent is of the opinion that it is not feasible for such Advance to be denominated in such Optional Currency; or

to give effect to such request would cause the Loan to be denominated in more than four Optional Currencies, the Agent shall notify the relevant Borrower and the Banks and such Advance shall be denominated in euro or, if so requested in writing by such Borrower, promptly and no more than one hour after the time it is notified by the Agent pursuant to sub-clause 0, such Advance shall be cancelled.

Each Bank's Participation in Advances
Each Bank will participate through its Facility Office in each Advance made pursuant to this Clause 0, (a) in the case of a Tranche A Advance, in the proportion borne by its Available Tranche A Commitment to the Available Tranche A Facility immediately prior to the making of that Tranche A Advance, and (b) in the case of a Tranche B Advance, in the proportion borne by its Available Tranche B Commitment to the Available Tranche B Facility immediately prior to the making of that Tranche B Advance.

Reduction of Available Commitment
If a Bank's Tranche A Commitment or Tranche B Commitment is reduced in accordance with the terms hereof after the Agent has received the Notice of Drawdown for an Advance and such reduction was not taken into account in the Available Tranche A Facility or Available Tranche B Facility, then both the Original EURO Amount and the amount of that Advance shall be reduced accordingly.

PAYMENT AND CALCULATION OF INTEREST ON ADVANCES

Payment of Interest
On the Repayment Date relating to each Advance (and, if the Interest Period of such Advance exceeds six months, on the expiry of each period of six months during such Interest Period) the Borrower to which such Advance has been made shall pay accrued interest on that Advance.

Calculation of Interest
The rate of interest applicable to an Advance from time to time during its Interest Period shall be the rate per annum which is the sum of:

in respect of a Tranche A Advance, the Tranche A Margin at such time and in respect of a Tranche B Advance, the Tranche B Margin at such time;

the Mandatory Cost Rate (if applicable); and

the relevant interbank rate set out below:

in relation to an Advance denominated in the euro, EURIBOR; or

in relation to an Advance denominated in any other currency, LIBOR.

NOTIFICATION

Advances
Not less than three Business Days before the first day of an Interest Period, the Agent shall notify each Bank of the Facility that is to be utilised, the proposed EURO Amount of the relevant Advance, the proposed length of the relevant Interest Period, whether or not such Advance is to be denominated in an Optional Currency (and, if so, the amount of such Advance in the relevant Optional Currency) and the aggregate principal amount of the relevant Advance allocated to such Bank pursuant to Clause 0 (Each Bank's Participation in Advances).

Interest Rate Determination
The Agent shall promptly notify the relevant Borrower and the Banks of each determination of an interbank rate, the Mandatory Cost Rate and the Margin.

Changes to Advances or Interest Rates
The Agent shall promptly notify the relevant Borrower and the Banks of any change to (a) the proposed currency of an Advance occasioned by the operation of Clause 0 (Conditions for Drawing an Advance in an Optional Currency), (b) the proposed length of an Interest Period or (c) any interest rate occasioned by the operation of Clause 0 (Market Disruption).

REPAYMENT and Extension

Repayment
Each Borrower to which an Advance has been made shall repay the Advance made to it in full on the Repayment Date relating thereto.

Extension Request
The Principal Borrower shall be entitled to request one or more extensions of the Tranche A Facility, for additional periods of 364 days, by giving notice to the Agent (the "Extension Request") not more than 60 nor less than 30 days before the Tranche A Termination Date at such time (in this Clause 0, the "Original Tranche A Termination Date") provided that the Principal Borrower may not request an extension of the Tranche A Termination Date if the Tranche A Termination Date would as a result of such extension be later than the day falling sixty months from the date hereof. Such notice shall be made in writing, be unconditional and binding on the Obligors except as set out in Clause 0 (Extension Date).

Notification of Extension Request
The Agent shall forward a copy of the Extension Request to the Banks as soon as practicable after receipt of it.

Banks' Response to Extension Request
If a Bank, in its individual and sole discretion, agrees to the extension requested by the Principal Borrower, it shall give notice to the Agent (a "Notice of Extension") no later than 30 days after receipt of such Extension Request by the Agent or 20 days prior to the Original Tranche A Termination Date (whichever is the earlier). If a Bank does not give such Notice of Extension by such date, then such Bank shall be deemed to have refused such extension.

Lender's Discretion
Nothing shall oblige a Bank to agree to an Extension Request.

Extension Date
        The Original Tranche A Termination Date shall be extended if and when a group of Banks for whom the aggregate of their Tranche A Commitments on the date of the Extension Request is equal to or greater than fifty per cent. of the aggregate of the Tranche A Commitments deliver a Notice of Extension to the Agent. The Original Tranche A Termination Date shall then be extended to the day which is 364 days from (and including) the Original Tranche A Termination Date provided that, if less than all the Banks give a Notice of Extension, then the Tranche A Commitments and the share of any outstanding Tranche A Advances of each of the Banks not so extending shall (a) be transferred to any new lender the Principal Borrower may have located to the extent that such lender shall have executed a Transfer Certificate in respect of such Bank's Tranche A Commitment or (b) to the extent not transferred, be reduced to zero on the Original Tranche A Termination Date (and, if such Original Tranche A Termination Date is a day after the Tranche B Termination Date, such Banks shall cease thereafter to be Banks under this Agreement) and the amount of the Tranche A Facility shall be reduced accordingly.

Notification of Extension
The Agent shall promptly inform the Principal Borrower and the Banks which will continue to remain party to this Agreement of the size of the Tranche A Facility if reduced.

Increase of Commitments
At any time on or after the first anniversary of the date hereof, the Principal Borrower may by notice to the Agent request the Banks to agree to increase the aggregate amount of the Tranche A Commitments or, as the case may be, the Tranche B Commitments hereunder to an amount not to exceed the equivalent at such time of euro 750,000,000 by having one or more banks or other financial institutions become a "Bank" under this Agreement (an "Acceding Bank") or (in the case of a Bank already party to this Agreement) by an increase in the Commitment of all or any of the existing Banks; provided that the Commitment of an Acceding Bank and any increase in the amount of the Commitment of any existing Bank, shall be in an amount equal to an integral multiple of euro 1,000,000 and not less than the equivalent of euro 5,000,000.

Increases Effective
Any increase in the amount of the Commitments pursuant to Clause 0 (Increase of Commitments) hereof shall be effective only upon the execution of a Commitment Increase Letter not less than five business days prior to the date such increase is to become effective (the "Commitment Increase Date") and shall specify (i) the amount of the Commitment (and the Facility) of the Acceding Bank or the amount of any increase in the amount of the Commitment under any Facility of any existing Bank and (ii) the Commitment Increase Date.

Conditions to Effectiveness
Any increase in the aggregate amount of the Commitments pursuant to Clause 0 (Increase of Commitments) shall not be effective unless:

(i)               there has been no prior Commitment Increase Date;

(ii) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Commitment Increase Date;

(iii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 0 (Repetition of Representations) shall be true and correct in all material respects on and as of the Commitment Increase Date with the same force and effect as if made on and as of such date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date) except to any extent waived pursuant to Clause 0 (Amendments and Waivers);

(iv) immediately after giving effect to such increase in the amount of the Commitments, no Bank would hold a Commitment in an aggregate amount exceeding twenty-five per cent. of the Total Commitments of all the Banks at such time;

(v) the Agent shall have received (with sufficient copies for each of the Banks) each of (x) a certificate of a duly authorised officer of each of the Obligors as to the taking of any corporate action necessary in connection with such increase and (y) an opinion or opinions of counsel to each of the Obligors as to their corporate power and authority to borrow and guarantee hereunder after giving effect to such increase in a form acceptable to the Agent; and

(vi) the Commitment Increase Date is the Repayment Date for each outstanding Advance.

1.1      No Obligation on a Bank to Agree to Increase its Commitment
No Bank shall at any time be obliged to agree to a request of the Borrowers to increase its Commitment or obligations hereunder and where an existing Bank does not so agree, its Commitment shall not be increased and its Available Tranche A Commitment and its Available Tranche B Commitment shall each be calculated on the basis of its existing Commitment.


CANCELLATION AND PREPAYMENT

Cancellation of the Facility
The Principal Borrower may, by giving to the Agent not less than fifteen Business Days' prior notice to that effect, cancel the whole or any part (such part being an amount of euro 10,000,000 or more) of the Available Tranche A Facility or Available Tranche B Facility.


Prepayment of Advances
The Borrower to which an Advance has been made may, by giving to the Agent not less than ten Business Days prior notice to that effect, prepay the whole or any part of an Advance (such part being an amount such that the EURO Amount of such Advance will be reduced by an amount of euro 10,000,000 or more).


Notice of Cancellation or Prepayment
Any notice of cancellation or prepayment given by a Borrower or the Principal Borrower pursuant to this Clause 0 shall be irrevocable, shall specify the date upon which such cancellation or prepayment is to be made and the amount of such cancellation or prepayment and, in the case of a notice of prepayment, shall oblige the relevant Borrower to make such prepayment on such date together with all interest accrued on the Advance to which such prepayment relates.

Repayment of a Bank's Share of the Loan
If:

any sum payable to any Bank by an Obligor is required to be increased pursuant to Clause 0 (Tax Gross-up); or

any Bank claims indemnification under Clause 0 (Tax Indemnity) or Clause 0 (Increased Costs); or

the  Borrower  is  required  to treat any  payment  of  interest  to a Bank as a distribution for tax purposes, the Principal Borrower may, whilst such circumstance continues, give the Agent at least ten Business Days notice (which notice shall be irrevocable) of its intention to procure the repayment of such Bank's share of the Loan. On the last day of each then current Interest Period, the relevant Borrower shall repay such Bank's portion of the Advance to which such Interest Period relates together with all accrued interest thereon and any other amount owed to such Bank hereunder.


No Further Advances
A Bank for whose account a repayment is to be made under Clause 0 (Repayment of a Bank's Share of the Loan) shall not be obliged to participate in the making of Advances on or after the date upon which the Agent receives the Principal Borrower's notice of its intention to procure the repayment of such Bank's share of the Loan, and such Bank's Available Tranche A Commitment and Available Tranche B Commitment shall be reduced to zero.


No Other Repayments
No Borrower shall repay all or any part of the Loan except at the times and in the manner expressly provided for in this Agreement.


Taxes

Tax Gross-up
All payments to be made by any of the Obligors to any person under any Finance Document shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made, provided however that if on the due date of an interest payment to a Bank, that Bank is not a UK Qualifying Lender and as a result the relevant Obligor is required to deduct or withhold United Kingdom income tax from that payment of interest, the relevant Obligor shall not be so required to pay an additional amount in respect of that deduction or withholding unless it results from the introduction of or any change in, or in the interpretation or application of, any relevant law or any relevant published practice of the Inland Revenue, as the case may be, after this Agreement is entered into or such Obligor would have been required to make a deduction or withholding on account irrespective of whether such Bank is or is not a UK Qualifying Lender.

For the purposes of this Clause, "UK Qualifying Lender" means any of the following:


any person which is a bank for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 and beneficially entitled to interest payable by a Borrower to it under this Agreement and within the charge to UK corporation tax in respect thereof;

any Bank which is an assignee of a Bank falling within (a) and is beneficially entitled to the interest payable by the relevant Borrower and within the charge to UK corporation tax in respect thereof; or

any Bank which, pursuant to the terms of a double tax treaty is entitled to an exemption from any UK taxation in respect of interest and which at the time of the relevant interest payment has validly made all appropriate filings and declarations in order to obtain the benefit of such entitlement.

Tax Indemnity
Without prejudice to the provisions of Clause 0 (Tax Gross-Up), if any person or the Agent on its behalf is required to make any payment on account of tax (not being a tax imposed on the overall net income including profits and gains of its Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) or otherwise on or in relation to any sum received or receivable under any Finance Document by such person or the Agent on its behalf (including, without limitation, any sum received or receivable under this Clause 0) or any liability in respect of any such payment is asserted, imposed, levied or assessed against such person or the Agent on its behalf, the Obligor by whom such sum is paid or payable shall, upon demand of the Agent, promptly indemnify such person against such payment or liability, together with any interest, penalties and reasonable expenses payable or incurred in connection therewith but not to the extent that such liability, interest, penalties and reasonable expenses have arisen as a result of undue delay in all the circumstances by any person or any agent on its behalf in the filing or the submission of tax returns, computations or claims or the default of any person or any agent on its behalf in doing any thing contemplated by the Finance Documents.

US Tax Forms
Any Bank that is not a "United States Person" (as such term is defined in Section 7701(a)(30) of the Code) shall, to the extent that it is able to do so, provide a valid and completed Internal Revenue Service Form W-8ECI or W-8BEN or such other or successor form as may be required to claim such exemption and if such forms are not provided to the extent such Bank is able to do so, the provisions of Clause 0 (Tax Gross-Up) and Clause 0 (Tax Indemnity) shall not be applicable in relation to payments of interest to such Bank.

Notification
A Finance Party will notify the relevant Obligor through the Agent as soon as it is reasonably practicable of any circumstances arising as a result of which it is reasonably likely that it will be making a claim under Clause 0 (Tax Indemnity) and if it intends to make a claim under such Clause it shall notify the relevant Obligor of the event by reason of which it is entitled to do so and shall deliver to the relevant Obligor through the Agent a certificate to that effect setting out in reasonable detail the basis and computation of such claim provided that nothing herein shall require such Finance Party to disclose any confidential information relating to the organisation of its affairs.

Double Taxation Relief
If, and to the extent that, the effect of Clause 0 (Tax Gross-up) or Clause 0 (Tax Indemnity) can be mitigated by virtue of the provisions of any applicable double tax convention entered into between the United Kingdom or the US and the relevant Bank's jurisdiction of incorporation (whether by a claim to repayment of any taxes referred to in Clause 0 (Tax Gross-up) or Clause 0 (Tax Indemnity) or otherwise) each Bank agrees to co-operate with the Borrowers with a view to filing or providing any tax claims, forms, affidavits, declarations or other like documents which the relevant Borrower has requested and which are required for the purpose of ensuring the application of such double tax convention so far as relevant. To the extent that the effect of Clause 0 (Tax Gross-up) or Clause 0 (Tax Indemnity) can be mitigated and any Bank fails to co-operate to the extent required hereby to so mitigate the effect of such clauses, the provisions of Clause 0 (Tax Gross-up) or Clause 0 (Tax Indemnity) shall not be applicable in relation to payments of interest to such Bank provided that nothing in this Clause 8.5 shall affect the right of a Bank to arrange its tax affairs as it sees fit (in its sole discretion) or shall require a Bank to disclose any information concerning its tax affairs.

Banks' Tax Status Confirmation
Each Bank confirms in favour of the Agent (on the date hereof or, in the case of a Bank which becomes a party hereto pursuant to a transfer or assignment, on the date on which the relevant transfer or assignment becomes effective) that either:

it is not resident for tax purposes in the United Kingdom and is beneficially entitled to its share of the Loan and the interest thereon; or

it is a bank as defined for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 and is beneficially entitled to its share of the Loan and the interest thereon, and each Bank shall promptly notify the Agent if there is any change in its position from that set out above.

Tax Receipts

Notification of Requirement to Deduct Tax
If, at any time, any of the Obligors is required by law to make any deduction or withholding from any sum payable by it under any Finance Document (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor shall as soon as reasonably practicable after becoming aware of the same, notify the Agent.

Evidence of Payment of Tax
If any of the Obligors makes any payment under any Finance Document in respect of which it is required to make any deduction or withholding, it shall pay or otherwise account for the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Agent for each relevant Finance Party, within thirty days after the due date of such payment, withholding or deduction, evidence satisfactory to the Agent, or as the case may be, the relevant Finance Party of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

Tax Undertaking by Banks and Tax Refunds

Bank Undertaking
Each Bank undertakes, promptly upon its Facility Office becoming aware of the same, to notify (through the Agent) the Principal Borrower if it shall cease to be a UK Qualifying Lender.

Tax Credit Clawback
If:

an Obligor makes a payment under Clause 0 (Tax Gross-Up) (a "Tax Payment") in respect of a payment to a Finance Party under this Agreement; and

that Finance Party determines in its absolute discretion and in good faith that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Finance Party in its absolute discretion and in good faith is able to identify as attributable to that Tax Payment, then, if in its absolute discretion and in good faith it can do so without prejudicing the amount of any Tax Credit for that Finance Party, that Finance Party shall reimburse the relevant Obligor such amount as that Finance Party in its absolute discretion determines, but in good faith, to be such proportion of that Tax Credit as will leave that Finance Party (after that reimbursement) in no better or worse position than it would have been in if no Tax Payment had been required. A Finance Party shall not be obliged to arrange its business or tax affairs in any particular way in order to be eligible for a Tax Credit (and, if it does make a claim, shall have absolute discretion as to the extent, order and manner in which it does so) and whether any amount is due from it under this Clause 0 (and, if so, what amount and when). No Finance Party shall be obliged to disclose any information regarding its tax affairs and computations.

Increased Costs

Changes in Circumstances
If, by reason of any change in law in any jurisdiction or in its interpretation or administration and/or compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including, without limitation, a request or requirement (x) which affects the manner in which a Finance Party or any holding company of such Finance Party is required to or does maintain capital resources having regard to such Finance Party's obligations under any Finance Document and to amounts owing to it under any Finance Document but excluding the implementation, as contemplated on the signing of this Agreement, of any of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "Cooke Report"), (y) which implements any change after the signing of this Agreement in, or in the interpretation or application of, such matters or any increase in the requirements of the Cooke Report after the date hereof; or (z) relating to the adoption of the euro:

         a Finance Party or any holding company of such Finance Party incurs a cost as a result of such Finance Party's having entered into and/or performing its obligations under any Finance Document and/or assuming or maintaining a commitment under any Finance Document and/or making one or more Advances;

         a Finance Party or any holding company of such Finance Party suffers a reduction in the rate of return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of tax payable on its overall profits or net income) as a result of a change in the manner in which such Finance Party is required to allocate resources to its obligations under any Finance Document;

         there is any increase in the cost to a Finance Party or any holding company of such Finance Party of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances made or to be made by such Finance Party hereunder; or

         a Finance Party or any holding company of such Finance Party becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of such Finance Party's Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or calculated by reference to the amount of the Advances made or to be made by such Finance Party hereunder and/or to any sum received or receivable by it hereunder, then the relevant Borrower shall, provided that the Agent has notified such Borrower of such claim pursuant to Clause 0 (Increased Costs Claim), within 10 Business Days of receipt of a demand of the Agent, pay to the Agent for the account of that Finance Party amounts sufficient to indemnify that Finance Party or any such holding company against, as the case may be, (1) such cost, (2) such reduction in such rate of return (or such proportion of such reduction as is, in the opinion of that Finance Party, attributable to its obligations hereunder), (3) such increased cost (or such proportion of such increased cost as is, in the opinion of that Finance Party, attributable to its funding or maintaining Advances) or (4) such liability (save and to the extent that such Finance Party has been compensated for such liability pursuant to Clause 0 (Taxes)).

Increased Costs Claim
A Finance Party intending to make a claim pursuant to Clause 0 (Changes in Circumstances) shall notify the Agent of the event by reason of which it is entitled to do so within 90 days after becoming aware of the circumstances giving rise to the claim, whereupon the Agent shall notify the Principal Borrower thereof by delivery of a certificate setting out in reasonable detail the basis and computation of such claim provided that nothing herein shall require such Finance Party to disclose any confidential information relating to the organisation of its affairs.

Option to repay in relation to increased costs claim
If a Borrower is required to pay any amount to a Bank under Clause 0 (Changes in Circumstances), then subject to such Borrower giving the Agent and that Bank not less than 10 days prior notice:

such Borrower may prepay all, but not part, of that Bank's share in the Advances together with accrued interest on the amount prepaid and any other amount owed to such Bank hereunder. On any such prepayment the relevant Commitment of the relevant Bank shall be automatically cancelled; and/or such Borrower shall have the right at any time thereafter to locate a new lender to which all the rights and obligations of such Bank hereunder may be transferred. If such new lender has been located then such Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of such Bank hereunder shall be transferred to such new lender with effect from the Transfer Date specified in such Transfer Certificate.

Illegality
If, at any time, it is unlawful for a Finance Party to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder, then that Finance Party shall, promptly after becoming aware of the same, deliver to the Principal Borrower through the Agent a certificate to that effect and, unless such illegality is avoided in accordance with Clause 0 (Mitigation), to the extent of such illegality:

         such Finance Party shall not thereafter be obliged to participate in the making of such Advances and the amount of its Commitment shall be immediately reduced accordingly; and

         if the Agent on behalf of such Finance Party so requires, the Borrower to whom such Advance was made shall on such date as the Agent shall have specified as being necessary to comply with the relevant law repay such Finance Party's share of such Advance together with accrued interest thereon and all other amounts owing to such Finance Party.

MARKET DISRUPTION

Market Disruption If, in relation to any Advance:

the relevant interbank rate is to be determined by reference to Reference Banks and at or about the time at which the rate is to be determined on the Quotation Date for the relevant Interest Period none or only one of the Reference Banks supplies a rate for the purpose of determining the relevant interbank rate for the relevant Interest Period; or

before 12pm (Brussels time) in the case of an Advance denominated in euro, or 12pm (London time) in the case of an Advance in a currency other than euro, on the Quotation Date for such Advance the Agent has been notified by a Bank or each of a group of Banks to whom in aggregate forty per cent. or more of such Advance is owed (or, in the case of an undrawn Advance, if made, would be owed) that relevant interbank rate does not accurately reflect the cost of funding its participation in such Advance, then, the Agent shall at such time notify the relevant Borrower and the Banks of such event and, notwithstanding anything to the contrary in this Agreement, Clause 0 (Substitute Interest Period and Interest Rate) shall apply to such Advance unless the relevant Borrower shall have notified the Agent within one hour of receipt of such notification that it wishes to cancel such Advance, in which case such Advance shall be cancelled without penalty.

Substitute Interest Period and Interest Rate
If sub-clause 0 of Clause 0 (Market Disruption) applies to an Advance, the duration of the relevant Interest Period shall be one month or, if less, such that it shall end on the Tranche A Termination Date (in the case of a Tranche A Advance) or the Tranche B Termination Date (in the case of a Tranche B Advance). If either sub-clause 0 or 0 of Clause 0 (Market Disruption) applies to an Advance the rate of interest applicable to each Bank's portion of such Advance during the relevant Interest Period shall (subject to any agreement reached pursuant to Clause 0 (Alternative Rate)) be the rate per annum which is the sum of:

in respect of a Tranche A Advance, the Tranche A Margin at such time and, in respect of a Tranche B Advance, the Trance B Margin at such time;

the Mandatory Cost Rate, if any, in respect thereof at such time; and

the rate per annum notified to the Agent by such Bank before the last day of the then current Interest Period to be that which expresses as a percentage rate per annum the cost to such Bank of funding from whatever sources it may select its portion of such Advance or Unpaid Sum during such Interest Period.

Alternative Rate
If (a) either of those events mentioned in sub-clauses 0 and 0 of Clause 0 (Market Disruption) occurs in relation to an Advance or (b) by reason of circumstances affecting the London interbank market during any period of three consecutive Business Days EURIBOR is not available for euro to prime banks in the London interbank market, then if the Agent or the relevant Borrower so requires, the Agent and the relevant Borrower shall enter into negotiations with a view to agreeing a substitute basis (i) for determining the rates of interest from time to time applicable to the Advances and/or (ii) upon which the Advances may be maintained (whether in euros or some other currency) thereafter and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party hereto, provided that the Agent may not agree any such substitute basis without the prior consent of each Bank.

Mitigation
If, in respect of any Bank, circumstances arise which would, or would upon the giving of notice, result in:

the reduction of its Commitment to zero pursuant to Clause 0 (Illegality);

an increase in the amount of any payment to be made to it or for its account pursuant to Clause 0 (Tax Gross-Up); or

a claim for indemnification pursuant to Clause 0 (Tax Indemnity) or 0 (Changes in Circumstances), then, without in any way limiting, reducing or otherwise qualifying the rights of such Bank or the obligations of any Borrower under any of the Clauses referred to in sub-clause 0, 0 or 0, such Bank shall notify the Agent thereof as provided in Clause 0 (Tax Indemnity), 0 (Changes in Circumstances) or 0 (Illegality), as the case may be, and, in consultation with the Agent and the Principal Borrower, take such reasonable steps as such Bank acting in good faith considers appropriate to mitigate the effects of such circumstances including the transfer of its Facility Office to another jurisdiction or the transfer of its rights and obligations hereunder to another financial institution acceptable to the Principal Borrower willing to participate in the Facility; provided that such Bank shall be under no obligation to take any such action if, in the bona fide opinion of such Bank, to do so would or might have an adverse effect upon its business, operations or financial condition.

REPRESENTATIONS
Each Obligor makes the representations and warranties in respect of itself only set out in Clause 0 (Corporate Existence) to Clause 0 (Pari Passu Ranking). The Original Obligors acknowledge that the Finance Parties have entered into this Agreement in reliance on those representations and warranties.

Corporate Existence
Each of such Obligor and its Subsidiaries: (a) is a corporation, limited liability company, partnership or other entity duly organised, validly existing and in good standing under the laws of the jurisdiction of its organisation; (b) has all requisite corporate or other power, and has all material governmental licences, authorisations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a Material Adverse Effect. COB is a member in good standing with the Federal Reserve System, and COB's deposit accounts are insured by the Federal Deposit Insurance Corporation, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of COB, threatened.

Financial Condition
The Original Guarantor has pursuant hereto furnished to each of the Banks a consolidated balance sheet of the Original Guarantor and its Subsidiaries as at December 31, 1999 and the related consolidated statements of income, changes in stockholders' equity and cash flows of the Original Guarantor and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Ernst & Young LLP, and the unaudited consolidated balance sheet of the Original Guarantor and its Subsidiaries as at March 31, 2000 and the related consolidated statements of income, changes in stockholders' equity and cash flows of the Original Guarantor and its Subsidiaries for the three-month period ended on such date. All such financial statements present fairly, in all material respects, the consolidated financial condition of the Original Guarantor and its Subsidiaries as at said dates and the consolidated results of their operations and their cash flows for the fiscal year and three-month period, respectively, ended on said dates (subject, in the case of such financial statements as at March 31, 2000, to normal year-end audit adjustments), all in accordance with GAAP and practices applied on a consistent basis. Since December 31, 1999, there has been no material adverse change in the Property, business, operations, financial condition, prospects or capitalisation of the Original Guarantor and its Subsidiaries taken as a whole from that set forth in said financial statements as at said date.

Litigation
Except as set out in Schedule 9 (Existing Proceedings), there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to its knowledge) threatened against or affecting the Original Guarantor or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

No Breach
None of the execution and delivery of the Finance Documents, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws or constitutional documents of any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Original Guarantor or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, except for any such conflict, breach or default that, or consent that if not obtained, could not (either individually or in the aggregate) have a Material Adverse Effect and could not subject the Agent or any Bank to liability.

Action
Each Obligor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Finance Documents to which it is a party and to consummate the transactions contemplated thereby; the execution, delivery and performance by each Obligor of each of the Finance Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorised by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the other Finance Documents to which it is a party when executed and delivered for value will constitute, its legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms, except as may be limited by (a) bankruptcy, insolvency, receivership, conservatorship, reorganisation, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Approvals
No authorisations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Obligor of this Agreement or any of the other Finance Documents to which any Obligor is a party or for the consummation of any of the transactions contemplated hereby or thereby or for the legality, validity or enforceability hereof or thereof.

Use of Credit
No part of the proceeds of the Loan hereunder will be used to buy or carry any Margin Stock or to extend credit any person for the purpose of purchasing or carrying any Margin Stock in contravention of Regulation T, U or X.

ERISA
Each Plan, and, to the knowledge of each Obligor, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and the US Age Discrimination in Employment Act, as amended, and no event or condition has occurred and is continuing as to which any Obligor would be under an obligation to furnish a report to the Banks under sub-clause 0 of Clause 0 (Financial Statements).

Taxes
The Original Guarantor and its Subsidiaries are members of an affiliated group of corporations filing consolidated returns for US income tax purposes, of which the Original Guarantor is the "common parent" (within the meaning of Section 1504 of the Code) of such group. The Original Guarantor and its Subsidiaries have filed all US income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Original Guarantor or any of its Subsidiaries. The charges, accruals and reserves on the books of the Original Guarantor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Obligors, adequate. No Obligor has given or been requested to give a waiver of the statute of limitations relating to the payment of any US, state, local and foreign taxes or other impositions.

Investment Company Act
Neither the Original Guarantor nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the US Investment Company Act of 1940, as amended.

Public Utility Holding Company Act
Neither the Original Guarantor nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the US Public Utility Holding Company Act of 1935, as amended.

Environmental Matters
Each of the Original Guarantor and its Subsidiaries has obtained all environmental, health and safety permits, licences and other authorisations required under all Environmental Law to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, licence or authorisation would not (either individually or in the aggregate) have a Material Adverse Effect. Each of such permits, licences and authorisations is in full force and effect, and each of the Original Guarantor and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not (either individually or in the aggregate) have a Material Adverse Effect.

True and Complete Disclosure
The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Obligor to the Agent or any Bank in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of any Obligor to the Agent and the Banks in connection with this Agreement and the transactions contemplated hereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

Liabilities
As at the date as of which the most recent financial statements of each Obligor were prepared such Obligor had no, or, in the case of the Original Guarantor, no member of the Group had any, liabilities (contingent or otherwise) which were not disclosed thereby (or by notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against, in each case, as required under GAAP.

Ownership
Each Borrower is a Subsidiary of the Original Guarantor.

Liens
No Liens exist upon any assets of any Obligor save for Liens which are not prohibited under Clause 0 (Limitations on Liens).

Governing law and enforcement

The choice of English law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation.

Any judgment obtained in England in relation to a Finance Document will be recognised and enforced in its jurisdiction of incorporation.

Deduction of Tax
It is not required under the law of its jurisdiction of incorporation to make any deduction for or on account of tax from any payment it may make under any Finance Document.

No filing or stamp taxes
Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents.

No default
No Event of Default is continuing.

Insolvency
No Obligor or Subsidiary of an Obligor has taken any corporate action nor have any other steps been taken or legal proceedings been started or threatened against any Obligor or Subsidiary of an Obligor for its winding up, dissolution, administration or re-organisation (whether by voluntary arrangement, scheme of arrangement or otherwise) or for the appointment of a receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of any or all of its assets or revenues.

Pari Passu Ranking
Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

Repetition of Representations
The Repeated Representations shall be deemed to be repeated by the relevant Obligor by reference to the facts and circumstances then existing on each day a Notice of Drawdown is delivered to the Agent, on each date on which an Advance is or is to be made and on the date on which any company becomes (or it is proposed that a company becomes) a Borrower.

FINANCIAL INFORMATION

Covenants
Each Obligor covenants and agrees (with respect to itself only) with the Finance Parties that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by each Obligor hereunder it shall comply with the covenants set out in this Clause 0:

Financial Statements
Each Obligor shall deliver or cause to be delivered or otherwise made available through electronic media (which term shall include e-mail), provided that the Obligors shall give prior written notice to each Bank of such availability:

         as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Original Guarantor, consolidated statements of income, changes in stockholders' equity and cash flows of the Original Guarantor and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Original Guarantor and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of the Original Guarantor, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Original Guarantor and its Subsidiaries in accordance with generally accepted accounting principles in the US, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments) (or, in lieu thereof, copies of the Original Guarantor's Quarterly Report on Form 10-Q as filed with the SEC containing such financial statements and information);

as soon as available and in any event within 120 days after the end of each fiscal year of the Original Guarantor, consolidated statements of income, changes in stockholders' equity and cash flows of the Original Guarantor and the Original Guarantor's Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Original Guarantor and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognised international standing, which opinion shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of the Original Guarantor and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP (or, in lieu thereof, copies of the Original Guarantor's Annual Report on Form 10-K as filed with the SEC containing such financial statements and information);

as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of COB, consolidated statements of income, changes in stockholders' equity and cash flows of COB and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of COB and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of COB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of COB and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

         as soon as available and in any event within 120 days after the end of each fiscal year of COB, consolidated statements of income, changes in stockholders' equity and cash flows of COB and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of COB and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, accompanied by a certificate of a senior financial officer of COB, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of COB and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Acceding Borrower and each Additional Borrower, consolidated statements of income, changes in stockholders' equity and cash flows of the Acceding Borrower and each Additional Borrower and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Acceding Borrower and each Additional Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of the Acceding Borrower and each Additional Borrower, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Acceding Borrower and each Additional Borrower and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

as soon as available and in any event within 120 days after the end of each fiscal year of the Acceding Borrower and each Additional Borrower, consolidated statements of income, changes in stockholders' equity and cash flows of the Acceding Borrower and each Additional Borrower and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Acceding Borrower and each Additional Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by a certificate of a senior financial officer of the Acceding Borrower and each Additional Borrower, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations and cash flows of the Acceding Borrower and each Additional Borrower and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;

as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year of COB, the "Consolidated Reports of Condition and Income" for COB and its Insured Subsidiaries, all prepared in accordance with regulatory accounting principles prescribed by the Federal Financial Institutions Examination Counsel;

promptly upon their becoming available, copies of all registration statements (excluding exhibits to such registration statements, and other than registration statements filed on Form S-8 or any successor form) and regular periodic reports filed on Form 10-K, Form 10-Q or Form 8-K (or any successor form), if any, that any Obligor shall have filed with the SEC or any national securities exchange;

promptly upon the mailing thereof to the shareholders of the Original Guarantor generally, copies of all financial statements, reports and proxy statements so mailed;

as soon as possible, and in any event within ten days after any Obligor knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of such Obligor setting forth details respecting such event or condition and the action, if any, that such Obligor or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by such Obligor or an ERISA Affiliate with respect to such event or condition, except that a copy of any notice required to be filed for an event described in sub-clause 0 of this sub-clause 0 may be provided at a later date (to be no later than the date such notice is filed) if it has not been filed as of the date of the signed statement described above):

         any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the requirement  to provide 30 days'  notice to the PBGC  under  Section  4043(a) or
Section 4043(b) of ERISA applies, other than a reportable event for which the requirement to provide such notice has been waived by regulation or for which the PBGC has announced in Technical Update 95-3 (or any subsequent administrative guideline) that it will not apply a penalty for failure to provide such notice (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required instalment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

         the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by any Obligor or an ERISA Affiliate to terminate any Plan under Section 4041(c) of ERISA;

         the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

         the complete or partial withdrawal from a Multiemployer Plan by any Obligor or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Obligor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganisation or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

         the institution of a proceeding by a fiduciary of any Multiemployer Plan against any Obligor or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

         the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Obligor or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections;

         within five days after any executive officer of any Obligor obtains knowledge of the occurrence of any Default, if such Default is continuing, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Obligors have taken or propose to take with respect thereto;

promptly after any Obligor knows that a change in any rating assigned by any Rating Agency has occurred, a notice describing the same;

at the time any set of financial statements is furnished pursuant to sub-clauses 0, 0, 0, 0, 0 or 0 of Clause 0 (Financial Statements), a certificate of a senior financial officer of each Obligor (a) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Obligors have taken or propose to take with respect thereto) and (b) setting forth in reasonable detail (including, without limitation, as to the component parts of relevant definitions of accounting terms included in Clause 0 (Definitions)) the computations necessary to determine whether such Obligor is in compliance with its obligations under Clause 0 (Financial Covenants) and Clause 0 (Regulatory Capital) hereof as of the end of the respective quarterly fiscal period or fiscal year; and

from time to time such other information regarding the financial condition, operations, business or prospects of any Obligor or any Subsidiary thereof as any Bank or the Agent may reasonably request.

Covenants

Covenants
Each Obligor covenants and agrees with the Finance Parties (in respect of itself only) that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by each Obligor hereunder it shall comply with the covenants set out in this Clause 0.

Litigation
Each Obligor will promptly give to each Bank notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting such Obligor or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

Existence, Etc
Each Obligor will, and will cause each of its Subsidiaries to:

         preserve and maintain its legal existence and all of its rights, privileges, licences and franchises necessary or desirable in the normal conduct of its business (provided that nothing in this Clause 0 shall prohibit any transaction expressly permitted under Clause 0 (Prohibition of Fundamental Changes));

         comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities (including, without limitation, the US Federal Reserve Bank, ERISA, the Financial Services Authority, Bank of England, all Environmental Law and the FDIA and all rules and regulations promulgated thereunder) if failure to comply with such requirements could (either individually or in the aggregate) have a Material Adverse Effect;

         pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP;

maintain all of its Properties used or useful in its business in good working order and condition ordinary wear and tear excepted, except to the extent that the failure to maintain any such Property in good working order and condition would not (either individually or in the aggregate) have a Material Adverse Effect and would not interfere in the ordinary conduct of its business or operations;

keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied; and

permit representatives of any Bank or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Agent (as the case may be); provided that no Obligor shall be required to provide (a) the names of, or other information that could be used to identify, account holders, (b) any proprietary strategic insights or statistical models concerning account holders or potential account holders, (c) information regarding the specific nature or application of any of the information-based strategies employed by the Original Guarantor and its Subsidiaries in the conduct of their business or (d) any proprietary plans or other proprietary information relating to the development of the business of the Original Guarantor and its Subsidiaries.

Insurance
Each Obligor will, and will cause each of its Subsidiaries to, maintain (either in its own name or in the name of an Obligor) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

Prohibition of Fundamental Changes
No Obligor will, nor will it permit any of its Subsidiaries to: (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (b) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions (a "Transfer"), all or substantially all of its business or Property; provided that:

         any Subsidiary of COB may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to, (x) COB if COB is the continuing, surviving or transferee corporation or (y) any other Subsidiary of COB;

     the restriction set forth in sub-clause 0(b) shall apply, in the case of COB, only to a Transfer of Managed Receivables;

         any Subsidiary of the Original Guarantor (other than any Obligor or any of their respective Subsidiaries) may be merged or consolidated with or into, or Transfer all or substantially all of its business or Property to, (x) the Original Guarantor if the Original Guarantor is the continuing, surviving or transferee corporation or (y) any other Subsidiary of the Original Guarantor;

the Original Guarantor or any of its Subsidiaries (other than COB) may be merged or consolidated with or into, or transfer all or substantially all of its business or Property to COB provided that COB is the sole Borrower or a Guarantor hereunder; or the Original Guarantor or any of its Subsidiaries (other than FSB) may be merged or consolidated with or into, or transfer all or substantially all of its business or Property to FSB provided that if the company merged into FSB is a Guarantor hereunder, FSB has delivered to the Agent a guarantee in a form similar to the Original Guarantee and guaranteeing the same obligations as the Original Guarantee guarantees and in a form acceptable to the Agent with such other supporting documentation as the Agent may reasonably request;

         any Subsidiary of the Original Guarantor (other than COB) may merge or consolidate with or into, or Transfer all or substantially all of its business or Property to, any person (other than the Original Guarantor or the Original Guarantor's Subsidiaries) so long as (x) the continuing, surviving or transferee corporation is a Subsidiary of the Original Guarantor and (y) no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or Transfer or would result therefrom; and

nothing in this Clause 0 shall prohibit the Original Guarantor or any of its Subsidiaries from the sale of credit card loans and other finance receivables pursuant to securitisations.

Limitation on Liens
No Obligor will, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any (a) Receivables of any Obligor or
(b) Restricted Shares owned by it, in each case whether now owned or hereafter acquired, except:

Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the relevant Obligor) have been established;

Liens imposed by law (a) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such Receivables or Restricted Shares or materially impair the use thereof in the operation of the business of the Original Guarantor or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Receivables or Restricted Shares subject to such Lien or (b) which do not relate to material liabilities of the Original Guarantor and its Subsidiaries and do not in the aggregate materially detract from the value of the Receivables or Restricted Shares of the Original Guarantor and its Subsidiaries taken as a whole; provided that no Lien permitted under this sub-clause 0 may secure any obligations in an amount exceeding $10,000,000 (or its equivalent); and

any pledge of Receivables to a Federal Reserve Bank made in the ordinary course of business to secure advances or other transactions and manage the liquidity position of an Obligor or related Subsidiary.

Financial Covenants

The Acceding Borrower shall, at all times, ensure that it has a Tangible Net Worth greater than (pound)75,000,000 (or the equivalent thereof).

The Acceding Borrower will not permit its Debt to Capital Ratio at any time to exceed 10 to 1.

No Original Obligor shall permit its Delinquency Ratio on the last day of any calendar month to exceed 6.0%.

No Original Obligor will permit its Tier 1 Capital to Managed Receivables Ratio on any date to be less than 4.0%; provided that the Tier 1 Capital to Managed Receivables Ratio of any Original Obligor may be less than 4.0% during any period of 90 days so long as (a) on the last day of the fiscal quarter ending on or immediately prior to such 90-day period, the Tier 1 Capital to Managed Receivables Ratio of such Original Obligor was not less than 4.0% and (b) at no time during such 90-day period is the Tier 1 Capital to Managed Receivables Ratio of such Original Obligor less than 3.5%.

The Original Guarantor will not permit its Tangible Net Worth on any date of determination to be less than the sum of (a) $875,000,000 plus (b) 40% of the COFC Cumulative Net Income as of the last day of the fiscal quarter of the Original Guarantor ended 31 March 1999 plus (c) 40% of the COFC Cumulative Equity Proceeds as of such date of determination.

The Original Guarantor will not permit its Double Leverage Ratio on any date of determination to exceed 1.25 to 1.

COB will not permit its Tangible Net Worth on any date of determination to be less than $550,000,000.

No Original Obligor will permit its Leverage Ratio at any time to exceed 10.0 to 1.

COB will not permit its Tier 1 Leverage Ratio on any date to be less than 4.0%.

COB will not permit the Tier 1 Capital to Risk Adjusted Assets Ratio on any date to be less than 5.0%.

COB will not permit its Total Capital to Risk Adjusted Assets Ratio on any date to be less than 8.0%.

Regulatory Capital
Each Obligor will cause each of its Insured Subsidiaries to be (and COB so long as it is an Insured Subsidiary will be) at all times "adequately capitalized" for purposes of 12 U.S.C. ss.1831o, as amended, re-enacted or redesignated from time to time, and at all times to maintain (and COB so long as it is an Insured Subsidiary will maintain) such amount of capital as may be prescribed from time to time, whether by regulation, agreement or order, by each Bank Regulatory Authority having jurisdiction over such Insured Subsidiary.

Lines of Business

COB will not, and will not permit any of its Subsidiaries to, engage to any extent in any line or lines of business activity other than as permitted by its charter or constitutional documents and as necessary to conduct the business of a limited purpose credit card bank.

No Obligor will, nor will it permit any of its Subsidiaries to, engage to any material extent in any line or lines of business activity other than consumer-oriented or consumer-related business activities and database marketing activities, and other business activities to the extent such other business activities are direct applications of the information-based strategies and related proprietary strategies used by such Obligor or its Subsidiaries in the conduct of its business on the date of this Agreement.

Pari Passu Ranking
The Obligors shall ensure that all payment obligations under the Finance Documents rank at least pari passu with claims of all their other unsecured and unsubordinated creditors, except for those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar law of general application.

Obligations
Notwithstanding anything in this Clause 0 to the contrary, COB shall have no obligation (a) to cause the Original Guarantor or any of its Subsidiaries (other than COB or any of its Subsidiaries) to take or refrain from taking any action or (b) to cause or prevent any event or circumstance from occurring with respect to the Original Guarantor or any of its Subsidiaries (other than COB and any of its Subsidiaries).

Events of Default
If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

Payments Default
Any Obligor shall: (a) default in the payment of any principal of any Advance when due (whether at stated maturity or at mandatory or optional prepayment); or
(b) default in the payment of any interest on any Advance, any fee or any other amount payable by it hereunder or pursuant to any Finance Document when due and such default shall have continued unremedied for three or more Business Days.

Cross Default
The Obligors or any of their Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $50,000,000 (or its equivalent in any other currency or currencies) or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or the Original Guarantor or any of its Subsidiaries shall default in the payment or delivery when due (whether upon termination or liquidation or otherwise), under one or more Swap Agreements, of amounts or property required to be paid or delivered having an aggregate fair market value of $50,000,000 (or its equivalent in any other currency or currencies) or more.

Representations True
Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by any Obligor, or any certificate furnished to any Bank or the Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect.

Other Obligations
         Any Obligor shall default in the performance of any of its obligations under any of sub-clauses 0 or 0 of Clause 0 (Financial Statements), Clause 0 (Prohibition of Fundamental Changes), Clause 0 (Limitation on Liens), Clause 0 (Financial Covenants), Clause 0 (Regulatory Capital), Clause 0 (Lines of Business) and Clause 0 (Pari Passu Ranking) hereof; or any Obligor shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of 30 or more days after notice thereof to such Obligor by the Agent or any Bank (through the Agent).

Unable to pay Debts
         Any Obligor or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

Insolvency
         Any Obligor or any of its Subsidiaries shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, conservator, administrator, administrative receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (b) make a general assignment for the benefit of its creditors, (c) commence a voluntary case under the Bankruptcy Code, (d) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganisation (whether by way of voluntary arrangement, scheme of arrangement or otherwise) other than a solvent reorganisation, liquidation, dissolution, administration, arrangement or winding-up, or composition or readjustment of debts, (e) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (f) take any corporate action for the purpose of effecting any of the foregoing.

Proceedings
         A proceeding or case shall be commenced, without the application or consent of any Obligor or any of its Subsidiaries, in any court of competent jurisdiction, seeking (a) its reorganisation, (whether by way of voluntary arrangement, scheme of arrangement or otherwise) other than a solvent reorganisation, liquidation, dissolution, administration, arrangement or winding-up, or the composition or readjustment of its debts, (b) the appointment of a receiver, administrator, administrative receiver, conservator, custodian, trustee, examiner, liquidator or the like of such Obligor or Subsidiary or of all or any substantial part of its Property or (c) similar relief in respect of such Obligor or Subsidiary under any law relating to bankruptcy, insolvency, reorganisation (whether by way of voluntary arrangement, scheme of arrangement or otherwise) other than a solvent reorganisation, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Obligor or any of its Subsidiaries shall be entered in an involuntary case under the Bankruptcy Code.

Insured Subsidiaries
         Any Insured Subsidiary shall cease accepting deposits or making commercial loans on the instruction of any Bank Regulatory Authority with authority to give such instruction other than pursuant to an instruction generally applicable to banks organised under the jurisdiction of organisation of such Insured Subsidiary.

FDIA
         Any Insured Subsidiary shall cease to be an insured bank under the FDIA and all rules and regulations promulgated thereunder.

Capital Restoration
         Any Insured Subsidiary shall be required (whether or not the time allowed by the appropriate Bank Regulatory Authority for the submission of such plan has been established or elapsed) to submit a capital restoration plan of the type referred to in 12 U.S.C. ss.1831o(b)(2)(C), as amended, re-enacted or redesignated from time to time.

Guarantee of Insured Subsidiary
         The Original Guarantor shall Guarantee in writing the capital of any Insured Subsidiary as part of or in connection with any agreement or arrangement with any Bank Regulatory Authority.

Judgment
         A final judgment or judgments for the payment of money of $50,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Obligors or any of their Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Obligor or Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

Plans
         An event or condition specified in sub-clause 0 of Clause 0 (Financial Statements) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower or any ERISA Affiliate shall incur or in the opinion of an Instructing Group shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) that, in the determination of an Instructing Group, would (either individually or in the aggregate) have a Material Adverse Effect.

Repudiation
An Obligor repudiates any Finance Document or does or causes to be done any act or thing evidencing an intention to repudiate any Finance Document.

Illegality
At any time it is or becomes unlawful for an Obligor to perform or comply with any or all of its obligations under the Finance Documents or any of the obligations of an Obligor under the Finance Documents are not or cease to be legal, valid, binding and enforceable.

Ownership
         The Original Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all Liens and other encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of Voting Securities issued by COB; or the Original Guarantor shall at any time while COB plc is a Borrower hereunder fail to own and control, directly or indirectly beneficially and of record (free and clear of all Liens and other encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of Voting Securities issued by COB plc.

Board
         During any period of 25 consecutive calendar months, a majority of the Board of Directors of the Original Guarantor shall no longer be composed of individuals (a) who were members of said Board on the first day of such period,
(b) whose election or nomination to said Board was approved by individuals referred to in (a) constituting at the time of such election or nomination at least a majority of said Board, or (c) whose election or nomination to said Board was approved by individuals referred to in (a) and (b) constituting at the time of such election or nomination at least a majority of said Board.

Exchange Act
         Any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by the Original Guarantor.

THEREUPON: (1) in the case of an Event of Default other than one referred to in Clauses 0 (Insolvency) or 0 (Proceedings) with respect to any Obligor, (A) upon request of an Instructing Group, the Agent will, by notice to the Principal Borrower, terminate the Commitments and they shall thereupon terminate, and (B) upon request of Banks holding more than 50% of the aggregate unpaid principal amount of the Loan owing by the Obligors, the Agent will, by notice to the Principal Borrower declare the principal amount then outstanding of, and the accrued interest on, the Loan and all other amounts payable by the Obligors hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Obligors; and (2) in the case of the occurrence of an Event of Default referred to in Clauses 0 (Insolvency) or 0 (Proceedings) with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loan and all other amounts payable by the Obligors hereunder shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

Notwithstanding the foregoing, an Event of Default under Clause 0 (Events of Default) with respect to the Original Guarantor or any of its Subsidiaries (other than COB and its Subsidiaries) shall;

(bb) not in and of itself permit the Agent or the Banks (i) to declare the principal amount then outstanding of, and the accrued interest on, the Loans owing by the Borrowers or any other amounts payable by the Borrowers hereunder to be forthwith due and payable or (ii) to terminate the Commitments; and

        entitle the Agent to serve a notice on COB requiring it to deliver to the Agent, as soon as possible and in any event within 120 days  of  the  end  of  each  of  its  fiscal  years,  audited consolidated financial statements audited by a firm of independent certified public accountants of recognised international standing for COB and its Subsidiaries except in respect of any fiscal year for which the Original Guarantor has already delivered to the Agent the documents required under sub-clause 16.2.2 of Clause 16.2 (Financial Information).

DEFAULT INTEREST

Default Interest Period
If any sum due and payable by any of the Obligors under any Finance Document to which it is a party is not paid on the due date therefor in accordance with the provisions of Clause 0 (Payments) or if any sum due and payable by any of the Obligors under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 0) be selected by the Agent.

Default Interest
An Unpaid Sum shall bear interest during each Interest Period in respect thereof at the rate per annum which is one per cent. per annum above the percentage rate which would apply if such Unpaid Sum had been a Tranche B Advance in the amount and currency of such Unpaid Sum and for the same Interest Period, provided that if such Unpaid Sum relates to an Advance which became due and payable on a day other than the last day of an Interest Period relating thereto:

the first Interest Period applicable to such Unpaid Sum shall be of a duration equal to the unexpired portion of the current Interest Period relating to that Advance; and

the percentage rate of interest applicable thereto from time to time during such period shall be that which exceeds by one per cent. the rate which would have been applicable to it had it not so fallen due.

Payment of Default Interest
Any interest which shall have accrued under Clause 0 (Default Interest Period) in respect of an Unpaid Sum shall be due and payable and shall be paid by the Obligor owing such Unpaid Sum on the last day of each Interest Period in respect thereof or on such other dates as the Agent may specify by written notice to such Obligor.

         Broken Periods
If any Bank or the Agent on its behalf receives or recovers all or any part of an Advance made by such Bank otherwise than on the last day of the Interest Period thereof, the Borrower to whom such Advance was made shall pay to the Agent on demand for account of such Bank an amount equal to the amount (if any) by which (i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of the Interest Period thereof exceeds (ii) the amount of interest which in the opinion of the Agent would have been payable to the Agent on the last day of the Interest Period thereof in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in London, as the case may be, for a period starting on the first Business Day following the date of such receipt or recovery and ending on the last day of the Interest Period thereof.

INDEMNITIES
Each Obligor undertakes to indemnify:

         each of the Agent, the Lead Arranger and the Banks and each of their respective officers, directors, employees, agents, and delegates against any cost, claim, loss, expense (including legal fees) or liability (other than any cost, claim, loss, expense or liability incurred as a result of the Agent, Lead Arranger or Bank's own wilful misconduct or gross negligence) together with any VAT thereon, which any of them may reasonably sustain or incur as a consequence of the occurrence of any Event of Default or any default by any of the Obligors in the performance of any of the obligations expressed to be assumed by it in the Finance Documents (or any of them); and

                  each Bank against any loss (other than any loss incurred as a result of such Bank's own wilful misconduct or gross negligence) it may suffer as a result of its funding an Advance requested by any of the Borrowers hereunder but not made by reason of the operation of any one or more of the provisions hereof.

CURRENCY OF ACCOUNT AND PAYMENT

Currency of Account
The euro is the currency of account and payment for each and every sum at any time due from an Obligor hereunder, provided that:

each repayment of an Advance or Unpaid Sum or a part thereof shall be made in the currency in which such Advance or Unpaid Sum is denominated at the time of that repayment;

each payment of interest shall be made in the currency in which the sum in respect of which such interest is payable is denominated;

each payment in respect of costs and expenses shall be made in the currency in which the same were incurred;

each payment pursuant to Clause 0 (Tax Indemnity), Clause 0 (Increased Costs) or Clause 0 (Indemnities) shall be made in the currency specified by the party acting reasonably and claiming thereunder; and

any amount expressed to be payable in a currency other than euro shall be paid in that other currency. If after the date of this Agreement a member state becomes a Subsequent Participant, all obligations under this Agreement (including any obligation in respect of any Bank's Available Tranche A Commitment or Available Tranche B Commitment) to make a payment in its national currency unit shall be redenominated into the euro unit on the date on which it becomes a Subsequent Participant (but otherwise in accordance with EMU Legislation).

Currency Indemnity
If any sum due from any of the Obligors under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "first currency") in which the same is payable thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against such Obligor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation thereto, such Obligor shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

PAYMENTS

Payments to the Agent
On each date on which any Finance Document requires an amount to be paid by any of the Obligors or any of the Banks, such Obligor or, as the case may be, such Bank shall make the same available to the Agent for value on the due date at such time and in such funds and to such account with such bank as the Agent shall specify in writing from time to time.

Payments by the Agent

Save as otherwise provided herein, each payment received by the Agent pursuant to Clause 0 (Payments to the Agent) shall:

in the case of a payment received for the account of a Borrower, be made available by the Agent to such Borrower by application:

first, in or towards payment (on the date, and in the currency and funds, of receipt) of any amount then due from such Borrower hereunder to the person from whom the amount was so received or in or towards the purchase at the Agent's spot rate then prevailing of any amount of any currency to be so applied; and

secondly, in or towards payment (on the date, and in the currency and funds, of receipt) to such account with such bank in the principal financial centre of the country of the currency of such payment (or, in the relation to the euro in the financial centre in a Participating Member State) as such Borrower shall have previously notified to the Agent for this purpose, but nothing in this sub-clause 0(a) shall constitute an encumbrance; and

in the case of any other payment, be made available by the Agent to the person entitled to receive the payment in accordance with this Agreement (in the case of a Bank, for the account of its Facility Office) for value as soon as reasonably practicable after receipt by the Agent by transfer to the account of the person with a bank in the principal financial centre of the country of the currency of such payment (or, in relation to the euro, in the financial centre in a Participating Member State) as that person has previously notified to the Agent.

Payments by the Agent to the Banks
Any amount payable by the Agent to the Banks under this Agreement in the currency of a Participating Member State shall be paid in the euro unit.

No Set-off
All payments required to be made by an Obligor under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

Clawback
         Where a sum is to be paid hereunder to the Agent for account of another person, the Agent shall not be obliged to make the same available to that other person or to enter into or perform any exchange contract in connection therewith until it has been able to establish to its satisfaction that it has actually received such sum, but if it does make such payment and it proves to be the case that it had not actually received such sum, then the person to whom such sum or the proceeds of such exchange contract was so made available shall on request refund the same to the Agent together with an amount sufficient to indemnify the Agent against any cost or loss (other than any cost or loss incurred as a result of the Agent's own wilful misconduct or gross negligence) it may have suffered or incurred by reason of its having paid out such sum or the proceeds of such exchange contract prior to its having received such sum. The Agent may not request any Borrower to refund any sum made available to it by the Agent except to the extent that the Agent has still not received that sum from the Bank(s) in question by close of business in the principal financial centre of the country of the currency to be paid (or, if there is more than one such centre, one of those centres as reasonably selected by the Agent) on the second Business Day after the date on which the Agent made that sum available to such Borrower.

Partial Payments
If and whenever a payment is made by an Obligor hereunder and the Agent receives an amount less than the due amount of such payment the Agent may apply the amount received towards the obligations of the Obligors under this Agreement in the following order:

first, in or towards payment of any unpaid costs and expenses of the Agent;

secondly, in or towards payment pro rata of any accrued interest due but unpaid;

thirdly, in or towards payment pro rata of any principal due but unpaid; and

fourthly, in or towards payment  pro rata of any other sum due but unpaid.

Variation of Partial Payments
The order of payments set out in Clause 0 (Partial Payments) shall override any appropriation made by the Obligor to which the partial payment relates but the order set out in sub-clauses 0, 0 and 0 of Clause 0 (Partial Payments) may be varied if agreed by all the Banks.

Non-Business Days
In the event that any payment required to be made under any Finance Document falls to be made on a day which is not a Business Day it shall be made on the next business day.

Deemed Payments
It is agreed between the Agent and the Banks that a payment to the Banks will be deemed to have been made by the Agent on the date on which it is required to be made under this Agreement if the Agent has, on or before that date, taken steps to make that payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent in order to make the payment.

Set-Off
Each of the Obligors authorises each Bank to apply any credit balance to which such Obligor is entitled on any account of such Obligor with that Bank in satisfaction of any sum due and payable from such Obligor to such Bank hereunder but unpaid; for this purpose, each Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this Clause 0. Nothing in this Clause 0 shall constitute an encumbrance.

Redistribution of Payments

Sharing
Subject to Clause 0 (Recoveries through Legal Proceedings), if, at any time, the proportion which any Bank (a "Recovering Bank") has received or recovered, determined by reference to the Euro Amount thereof on the date of receipt or recovery, (whether by payment, the exercise of a right of set-off or combination of accounts or otherwise) in respect of its portion of the Euro Amount (determined on the due date therefor) of any payment (a "relevant payment") to be made under any Finance Document by any of the Obligors for account of such Recovering Bank and one or more other Banks in relation to the same Facility is greater (the portion of such receipt or recovery giving rise to such excess proportion being herein called an "excess amount") than the proportion thereof so received or recovered by the Bank or Banks so receiving or recovering the smallest proportion thereof, then:

such Recovering Bank shall pay to the Agent an amount equal to such excess amount;

there shall thereupon fall due from such Obligor to such Recovering Bank an amount equal to the amount paid out by such Recovering Bank pursuant to sub-clause 0, the amount so due being, for the purposes hereof, treated as if it were an unpaid part of such Recovering Bank's portion of such relevant payment; and

the Agent shall treat the amount received by it from such Recovering Bank pursuant to sub-clause 0 as if such amount had been received by it from such Obligor in respect of such relevant payment and shall pay the same to the persons entitled thereto (including such Recovering Bank) pro rata to their respective entitlements thereto in relation to the same Facility, provided that to the extent that any excess amount is attributable to a payment to a Bank pursuant to Clause 0 (Payments by the Agent) such portion of such excess amount as is so attributable shall not be required to be shared pursuant hereto.

Repayable Recoveries
If any sum (a "relevant sum") received or recovered by a Recovering Bank in respect of any amount owing to it by any of the Obligors becomes repayable and is repaid by such Recovering Bank, then:

each Bank which has received a share of such relevant sum by reason of the implementation of Clause 0 (Sharing) shall, upon request of the Agent, pay to the Agent for account of such Recovering Bank an amount equal to its share of such relevant sum; and

there shall thereupon fall due from such Obligor to each such Bank an amount equal to the amount paid out by it pursuant to sub-clause 0, the amount so due being, for the purposes hereof, treated as if it were the sum payable to such Bank against which such Bank's share of such relevant sum was applied.

Recoveries through Legal Proceedings
No Bank shall commence any action or proceeding in any court to enforce its rights hereunder without consulting with the other Banks and with the consent of an Instructing Group (such consent not to be unreasonably withheld). If as a result of taking such action or proceeding a Bank shall receive any excess amount (as defined in Clause 0 (Sharing)), then such Bank shall not be required to share any portion of such excess amount with any Bank which has the legal right to, but does not, join in such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its rights in another court.

FEES

Facility Fee on the Tranche A Facility
The Principal Borrower shall pay to the Agent for account of each Bank a facility fee on the amount of such Bank's Tranche A Commitment from day to day during the period beginning on the date hereof and ending on the Tranche A Termination Date, such facility fee to be calculated at the rate of:

at any time the Rating is BBB+ or Baa1 or better, 0.085 per cent. per annum;

at any time the Rating is BBB or Baa2, 0.10 per cent. per annum;

at any time the Rating is BBB- or Baa3, 0.125 per cent. per annum;

at any time the Rating is BB+ or Ba1, 0.20 per cent. per annum; and

at any time the Rating is BB or Ba2 or worse, 0.30 per cent. per annum, and payable in arrear on each Quarterly Date during such period and on the Tranche A Termination Date.

Facility Fee on the Tranche B Facility
The Principal Borrower shall pay to the Agent for account of each Bank a facility fee on the amount of such Bank's Tranche B Commitment from day to day during the period beginning on the date hereof and ending on the Tranche B Termination Date, such facility fee to be calculated at the rate of:

at any time the Rating is BBB+ or Baa1 or better, 0.125 per cent. per annum;

at any time the Rating is BBB or Baa2, 0.150 per cent. per annum;

at any time the Rating is BBB- or Baa3, 0.175 per cent. per annum;

at any time the Rating is BB+ or Ba1, 0.250 per cent. per annum; and

at any time the Rating is BB or Ba2 or worse, 0.375 per cent. per annum, and payable in arrear on each Quarterly Date during such period and on the Tranche B Termination Date.


Tranche A Facility Utilisation Fee
The Relevant Borrower shall pay to the Agent for account of each Bank a utilisation fee to be calculated on the amount by which the average aggregate amount of the Tranche A Advances exceed 50 per cent. of the aggregate amount of the Tranche A Commitments during each consecutive period from the next Quarterly Date to the following Quarterly Date therefrom (except in the case of the last such period which shall end on the Tranche A Termination Date) beginning on the date hereof up to and ending on the Tranche A Termination Date, such utilisation fee to be calculated at the rate of:


at any time the Rating is BBB+ or Baa1 or better, 0.05 per cent. per annum;

at any time the Rating is BBB or Baa2, 0.10 per cent. per annum;

at any time the Rating is BBB- or Baa3, 0.125 per cent. per annum;

at any time the Rating is BB+ or Ba1, 0.20 per cent. per annum; and

at any time the Rating is BB or Ba2 or worse, 0.50 per cent. per annum, and payable in arrear on each Quarterly Date and on the Tranche A Termination Date.

Tranche B Facility Utilisation Fee
The Relevant Borrower shall pay to the Agent for account of each Bank a utilisation fee to be calculated on the amount by which the average aggregate amount of the Tranche B Advances exceed 50 per cent. of the aggregate amount of the Tranche B Commitments during each consecutive period from the next Quarterly Date to the following Quarterly Date therefrom (except in the case of the last such period which shall end on the Tranche B Termination Date) beginning on the date hereof up to and ending on the Tranche B Termination Date, such utilisation fee to be calculated at the rate of:

at any time the Rating is BBB+ or Baa1 or better, 0.05 per cent. per annum;

at any time the Rating is BBB or Baa2, 0.10 per cent. per annum;

at any time the Rating is BBB- or Baa3, 0.125 per cent. per annum;

at any time the Rating is BB+ or Ba1, 0.25 per cent. per annum; and

at any time the Rating is BB or Ba2 or worse, 0.50 per cent. per annum,

and payable in arrears on each Quarterly Date and on the Tranche B Termination Date.

Arrangement Fee
The Principal Borrower shall pay to the Lead Arranger the fees specified in the letter of even date herewith from the Lead Arranger to COB at the times, and in the amounts, specified in such letter.

Agency Fee
The Principal Borrower shall pay to the Agent for its own account the agency fees specified in the letter of even date herewith from the Agent to the Principal Borrower at the times, and in the amounts, specified in such letter.

Costs and Expenses

Costs and Expenses
The Principal Borrower shall, from time to time on demand of the Agent, reimburse each of the Agent and the Lead Arranger for all reasonable out-of-pocket costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated except, for the avoidance of doubt, in relation to any transfer or assignment by any Bank of its rights or obligations hereunder.

         Preservations and Enforcement of Rights
The Principal Borrower shall, from time to time on demand of the Agent, reimburse the Agent, the Lead Arranger and the Banks for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred in or in connection with the preservation and/or enforcement of any of their rights under any of the Finance Documents except, for the avoidance of doubt, in relation to any transfer or assignment by any Bank or its rights or obligations hereunder.

         Stamp Taxes
The Principal Borrower shall pay all stamp, registration and other taxes to which any of the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Agent, the Lead Arranger and the Banks against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

         Banks' Liabilities for Costs
If any Obligor fails to perform any of its obligations under this Clause 0, each Bank shall, in its Proportion, indemnify the Agent and the Lead Arranger against any loss incurred by any of them as a result of such failure, and the relevant Obligor shall forthwith reimburse each Bank for any payment made by it pursuant to this Clause 0.

         Waivers and Consents
The Principal Borrower shall, from time to time on demand of the Agent (and without prejudice to the provisions of Clause 0 (Preservations and Enforcement of Rights) and Clause 0 (Amendment Costs) compensate the Agent for all reasonable costs, and expenses (including telephone, fax, copying and travel costs) incurred by the Agent in connection with its taking such action as it may deem appropriate in complying with any instructions from an Instructing Group or any request by any Obligor in connection with:

the granting or proposed granting of any waiver or consent requested hereunder by any Obligor;

any actual breach by any Obligor of its obligations hereunder;

the occurrence of any event which is an Event of Default or a Potential Event of Default; or

any amendment or proposed amendment hereto requested by any Obligor.

THE AGENT, THE LEAD ARRANGER AND THE BANKS

Appointment of the Agent
Each of the Lead Arranger and the Banks hereby appoints the Agent to act as its agent in connection herewith and authorises the Agent to exercise such rights, powers, authorities and discretions as are specifically delegated to the Agent by the terms hereof together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

Agent's Discretions
The Agent may:

assume, unless it has, in its capacity as agent for the Banks, received notice to the contrary from any other party hereto, that (a) any representation made or deemed to be made by an Obligor in connection with the Finance Documents is true, (b) no Event of Default or Potential Event of Default has occurred, (c) no Obligor is in breach of or default under its obligations under the Finance Documents and (d) any right, power, authority or discretion vested herein upon an Instructing Group, the Banks or any other person or group of persons has not been exercised;

assume that (a) the Facility Office of each Bank is that notified to it by such Bank in writing and (b) the information provided by each Bank pursuant to Clause 0 (Notices), Clause 0 (Banks' Mandatory Cost Details) and Schedule 7 (Mandatory Costs) is true and correct in all respects until it has received from such Bank notice of a change to the Facility Office or any such information and act upon any such notice until the same is superseded by a further notice;

engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

rely as to any matters of fact which might reasonably be expected to be within the knowledge of an Obligor upon a certificate signed by or on behalf of such Obligor;

rely upon any communication or document believed by it to be genuine;

refrain from exercising any right, power or discretion vested in it as agent hereunder unless and until instructed by an Instructing Group as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised;

refrain from acting in accordance with any instructions of an Instructing Group to begin any legal action or proceeding arising out of or in connection with this Agreement until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions; and

assume (unless it has specific notice to the contrary) that any notice or request made by any Obligor is made on behalf of and with the consent and knowledge of all the Obligors.

Agent's Obligations
The Agent shall:

promptly inform each Bank of the contents of any notice or document received by it in its capacity as Agent from an Obligor under the Finance Documents;

promptly notify each Bank of the occurrence of any Event of Default or any default by an Obligor in the due performance of or compliance with its obligations under the Finance Documents of which the Agent has notice from any other party hereto;

save as otherwise provided herein, act as agent hereunder in accordance with any instructions given to it by an Instructing Group, which instructions shall be binding on the Lead Arranger and the Banks; and

if so instructed by an Instructing Group, refrain from exercising any right, power or discretion vested in it as agent hereunder. The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

Excluded Obligations
Notwithstanding anything to the contrary expressed or implied herein, neither the Agent nor the Lead Arranger shall:

be bound to enquire as to (a) whether or not any representation made or deemed to be made by an Obligor in connection with the Finance Documents is true, (b) the occurrence or otherwise of any Event of Default or Potential Event of Default, (c) the performance by an Obligor of its obligations under the Finance Documents or (d) any breach of or default by an Obligor of or under its obligations under the Finance Documents;

be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

be bound to disclose to any other person any information relating to any member of the Group if (a) such person, on providing such information, expressly stated to the Agent or, as the case may be, the Lead Arranger, that such information was confidential or (b) such disclosure would or might in its opinion constitute a breach of any law or be otherwise actionable at the suit of any person;

be under any obligations other than those for which express provision is made herein; or

be or be deemed to be a fiduciary for any other party hereto.

Indemnification
Each Bank shall, in its Proportion, from time to time on demand by the Agent, indemnify the Agent against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which the Agent may incur, otherwise than by reason of its own gross negligence or wilful misconduct, in acting in its capacity as agent hereunder (other than any which have been reimbursed by an Obligor pursuant to Clause 0 (Indemnities)).

Exclusion of Liabilities
Except in the case of gross negligence or wilful default, none of the Agent and the Lead Arranger accepts any responsibility:

for the adequacy, accuracy and/or completeness of the Information Memorandum or any other information supplied by the Agent or the Lead Arranger, by an Obligor or by any other person in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

for the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; or

for the exercise of, or the failure to exercise, any judgement, discretion or power given to any of them by or in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents. Accordingly, neither of the Agent and the Lead Arranger shall be under any liability (whether in negligence or otherwise) in respect of such matters, save in the case of gross negligence or wilful misconduct.

No Actions
Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of the Agent or any Lead Arranger any claim it might have against any of them in respect of the matters referred to in Clause 0 (Exclusion of Liabilities).

Business with the Group
The Agent and the Lead Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

Resignation
The Agent may resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty days' prior written notice to that effect to each of the other parties hereto, provided that no such resignation shall be effective until a successor for the Agent is appointed in accordance with the succeeding provisions of this Clause 0.

Removal of Agent
An Instructing Group may remove the Agent from its role as agent hereunder by giving notice to that effect to each of the other parties hereto. Such removal shall take effect only when a successor to the Agent is appointed in accordance with the terms hereof.

Successor Agent
If the Agent gives notice of its resignation pursuant to Clause 0 (Resignation) or it is removed pursuant to Clause 0 (Removal of Agent) then any reputable and experienced bank or other financial institution approved by the Principal Borrower may be appointed as a successor to the Agent by an Instructing Group during the period of such notice but, if no such successor is so appointed, the Agent may appoint a successor approved by the Principal Borrower (such approval not to be unreasonably withheld or delayed).

Rights and Obligations
If a successor to the Agent is appointed under the provisions of Clause 0 (Successor Agent), then (a) the retiring or departing Agent shall be discharged from any further obligation hereunder but shall remain entitled to the benefit of the provisions of this Clause 0 and (b) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto.

Own Responsibility
It is understood and agreed by each Bank that at all times it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents including, but not limited to:

the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group;

the legality, validity, effectiveness, adequacy and enforceability of the Finance Documents and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

whether such Bank has recourse, and the nature and extent of that recourse, against an Obligor or any other person or any of their respective assets under or in connection with the Finance Documents, the transactions therein contemplated or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; and

the adequacy, accuracy and/or completeness of the Information Memorandum and any other information provided by the Agent or the Lead Arranger, an Obligor, or by any other person in connection with the Finance Documents, the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents. Accordingly, each Bank acknowledges to the Agent and the Lead Arranger that it has not relied on and will not hereafter rely on the Agent and the Lead Arranger or any of them in respect of any of these matters.

Banks' Mandatory Cost Details
Each Bank will supply the Agent with such information and in such detail as the Agent may require in order to calculate the Mandatory Cost Rate in accordance with Schedule 7 (Mandatory Costs).

Agency Division Separate
In acting as agent hereunder for the Banks, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments and, notwithstanding the foregoing provisions of this Clause 0, any information received by some other division or department of the Agent may be treated as confidential and shall not be regarded as having been given to the Agent's agency division.

ASSIGNMENTS AND TRANSFERS

Benefit of Agreement
This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and permitted Transferees and assigns.

Assignments and Transfers by the Obligors
None of the Obligors shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except in accordance with Clause 0 (Acceding and Additional Borrowers and Additional Guarantor).

Assignments and Transfers
Any Bank may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 0 (Transfers by Banks) all or any of its rights, benefits and obligations hereunder or transfer its Facility Office provided that (save in the case of an assignment of rights and benefits to any Affiliate of such Bank) no such assignment or transfer may be of an amount of less than euro 10,000,000 or may be made without the prior written consent of the Principal Borrower such consent not to be unreasonably withheld or delayed (and, for the avoidance of doubt, it shall not be unreasonable for the Principal Borrower to withhold or delay their consent in the case of an assignment of rights and benefits to any proposed assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by Standard & Poor's Ratings Services).

Assignments by Banks
If any Bank assigns all or any of its rights and benefits hereunder in accordance with Clause 0 (Assignments and Transfers), then, unless and until the assignee has agreed with the Agent and the Lead Arranger and the other Banks that it shall be under the same obligations towards each of them as it would have been under if it had been an original party hereto as a Bank, the Agent and the Lead Arranger and the other Banks shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

Transfers by Banks
If any Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 0 (Assignments and Transfers), then such transfer may be effected by the delivery to the Agent of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth Business Day after (or such earlier Business Day endorsed by the Agent on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Agent:

         to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights, benefits and obligations hereunder, each of the Obligors and such Bank shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 0 as "discharged rights and obligations");

         each of the Obligors and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Obligor and such Transferee have assumed and/or acquired the same in place of such Obligor and such Bank; and

         the Agent, the Lead Arranger, such Transferee and the other Banks shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party hereto as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer.

Transfer Fees
On the date upon which a transfer takes effect pursuant to Clause 0 (Transfers by Banks), the Transferee in respect of such transfer shall pay to the Agent for its own account a transfer fee of euro 3,500.

Assignments to a Federal Reserve Bank
In addition to the assignments and transfers permitted in this Clause 28, any Bank may (without notice to any Borrower, the Agent or any other Bank and without payment of any fee) assign and pledge all or any portion of any Advance made by it hereunder to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank.

Disclosure of Information
Any Bank may, disclose to any actual or potential assignee or Transferee or to any sub-participant in relation to any of the Finance Documents such information about the Obligors and the Group as such Bank shall consider appropriate Provided that, prior to the disclosure of such information it has obtained a duly completed confidentiality undertaking (substantially in the form set out in Schedule 8 (Form of Confidentiality Undertaking)) from such potential assignee, Transferee or sub-participant.

Acceding and Additional Borrowers and Additional Guarantor

Transfer by the Original Borrower
If the Agent has confirmed to COB that the conditions set forth in Schedule 3 (Conditions Precedent) have been satisfied and no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 0 (Amendment and Waivers)), and subject to:

the terms and conditions of this Agreement; and

the Agent confirming to COB that it has received, in form satisfactory to it, all of the documents set out in Part A of Schedule 6 (Additional Conditions Precedent), the Original Borrower may transfer in accordance with Clause 0 (Conditions Precedent for Acceding Borrower) all of its rights, benefits and obligations as a Borrower hereunder to COB plc.

Conditions Precedent for Acceding Borrower
If the Original Borrower wishes to transfer all of its rights, benefits and obligations as a Borrower hereunder as contemplated in Clause 0 (Transfer by the Original Borrower), then such transfer may be effected by the delivery to the Agent of a duly completed and duly executed Borrower Accession Memorandum in which event, on the Transfer Date specified in such Borrower Accession Memorandum, and if the conditions in Clause 0 (Transfer by the Original Borrower) are satisfied, then:

each of the Finance Parties and the Original Borrower shall be released from further obligations (so far as such obligations relate to the Original Borrower in its capacity as a Borrower) towards one another under this Agreement and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 0 as "discharged rights and obligations");

         each of the Finance Parties and COB plc shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Finance Parties and COB plc have assumed and/or acquired the same in place of such Finance Party and the Original Borrower; and

the Original Borrower shall become a Guarantor hereunder and shall be bound by the terms and conditions of the COB Guarantee.

Request for Additional Borrower
If the Agent has confirmed to the Original Guarantor that COB is a Guarantor hereunder, the Principal Borrower may request that any Subsidiary of the Original Guarantor become an Additional Borrower for the purposes of utilising the Facilities by delivering, or procuring the delivery to, the Agent of an Additional Borrower Memorandum duly executed by the Guarantors and such Subsidiary.

Additional Borrower Conditions Precedent
A Subsidiary, in respect of which the Principal Borrower has delivered an Additional Borrower Memorandum to the Agent, shall become an Additional Borrower and assume all the rights, benefits and obligations of a Borrower as if it had been the Original Borrower on the date on which the Agent notifies the Principal Borrower that:

an Instructing Group accepts the Principal Borrower's request in respect of such Subsidiary; and

the Agent has received, in form and substance satisfactory to it, all documents and other evidence listed in Part B of Schedule 6 (Additional Conditions Precedent) in relation to such Subsidiary, unless on such date an Event of Default or Potential Event of Default is continuing or would occur as a result of such Subsidiary becoming an Additional Borrower.

Resignation of a Borrower
If at any time a Borrower (other than COB or the Acceding Borrower) is under no actual or contingent obligation under or pursuant to any Finance Document, COB may request that such Borrower shall cease to be a Borrower by delivering to the Agent a Resignation Notice. Such Resignation Notice shall be accepted by the Agent on the date on which it notifies COB that it is satisfied that such Borrower is under no actual or contingent obligation under or pursuant to any Finance Document and such Borrower shall immediately cease to be a Borrower and shall have no further rights, benefits or obligations hereunder save for those which arose prior to such date.

CALCULATIONS AND EVIDENCE OF DEBT

Basis of Accrual
Any interest, commission or fee accruing hereunder will accrue from day to day and is calculated on the basis of actual number of days elapsed and a year of 360 days (or, in the case of any Advance denominated in sterling, 365 days) or, in any case where the relevant interbank market practice differs, in accordance with the relevant interbank market practice.

Proportionate Reductions
Any repayment of an Advance denominated in an Optional Currency shall reduce the amount of such Advance by the amount of such Optional Currency repaid and shall reduce the EURO Amount of such Advance proportionately.

Quotations
If on any occasion a Reference Bank or Bank fails to supply the Agent with a quotation required of it under the foregoing provisions of this Agreement, the rate for which such quotation was required shall be determined from those quotations which are supplied to the Agent.

Evidence of Debt
Each Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

Control Accounts
The Agent shall maintain on its books a control account or accounts in which shall be recorded (a) the amount of any Advance or any Unpaid Sum and each Bank's share therein, (b) the amount of all principal, interest and other sums due or to become due from an Obligor and each Bank's share therein and (c) the amount of any sum received or recovered by the Agent hereunder and each Bank's share therein.

Prima Facie Evidence
In any legal action or proceeding arising out of or in connection with any of the Finance Documents, the entries made in the accounts maintained pursuant to Clause 0 (Evidence of Debt) and Clause 0 (Control Accounts) shall be prima facie evidence of the existence and amounts of the specified obligations of the Obligors therein recorded.

Rounding and Other Consequential Changes

Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to (a) the liabilities for Indebtedness of the Obligors to the Banks under or pursuant to the Finance Documents or (b) the Available Tranche A Facility or the Available Tranche B Facility, any reference in the Finance Documents to a minimum amount (or an integral multiple thereof) in a national currency of a Subsequent Participant to be paid to or by the Agent shall, immediately upon it becoming a Subsequent Participant, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Agent may specify.

Save as expressly provided in this Clause 0, the Finance Documents shall be subject to such reasonable changes of construction as the Agent may at the relevant time specify to be appropriate to reflect the adoption of the euro in any Participating Member State and any relevant market conventions or practices relating to the euro. provided that this Clause shall not reduce or increase any actual or contingent liability arising under this Agreement.

Certificates of Banks
A certificate of a Bank as to (a) the amount by which a sum payable to it hereunder is to be increased under Clause 0 (Tax Gross-up) or (b) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 0 (Tax Indemnity) or Clause 0 (Changes in Circumstances) shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents and prima facie evidence in any legal action or proceeding arising out of or in connection with any of the Finance Documents.

Agent's Certificates
A certificate of the Agent as to the amount at any time due from any Obligor hereunder or the amount which, but for any of the obligations of such Obligor hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from such Obligor hereunder shall, in the absence of manifest error, be conclusive for the purposes of the Original Guarantee and COB Guarantee.

Amendments and Waivers

Amendments and Waivers
         Save as otherwise provided herein, any provision of any of the Finance Documents may be amended or supplemented only if the Principal Borrower and an Instructing Group so agree in writing and any Event of Default, Potential Event of Default, provision or breach of any provision of any of the Finance Documents may be waived by an Instructing Group before or after it occurs but:

Provided that:

no such waiver or amendment shall subject any party hereto to any new or additional obligations without the consent of such party;

without the prior written consent of all the Banks, no such amendment or waiver shall:

amend or waive any provision of Clause 0 (Redistribution of Payments) or this Clause 0;

reduce the proportion of any amount received or recovered (whether by way of set-off, combination of accounts or otherwise) in respect of any amount due from any of the Obligors under any of the Finance Documents to which any Finance Party is entitled;

change the principal amount of or currency of any Advance, or defer the term of the Facility or the Interest Period of any Advance;

change the Margin, change the amount or currency or defer the date for any payment of interest, commitment commission, fees or any other amount payable hereunder to all or any of the Agent, the Lead Arranger and the Banks under any of the Finance Documents;

amend the definition of Instructing Group, Tranche A Termination Date or Tranche B Termination Date;

waive, in relation to any Notice of Drawdown, the conditions set out in Clause 0 (Drawdown Conditions for Advances) if (i) an Event of Default or Potential Event of Default which related to Clause 0 (Representations), Clause 0 (Financial Covenants) or Clause 0 (Limitation on Liens) has occurred and is continuing and
(ii) the Loan (or any Bank's portion of the Loan) hereunder would increase as a result of such Notice of Drawdown or Advance;

amend or waive any provision which contemplates the need for the consent or approval of all the Banks; or

release the Original Guarantee or the COB Guarantee or amend or waive any material provision of the Original Guarantee or the COB Guarantee; and

notwithstanding any other provisions hereof, the Agent shall not be obliged to agree to any such amendment or waiver if the same would:

amend or waive any provision of this Clause 0, Clause 0 (Costs and Expenses) or Clause 0 (The Agent, the Lead Arranger and the Banks); or

otherwise amend or waive any of the Agent's rights under any of the Finance Documents or subject the Agent or the Lead Arranger to any additional obligations thereunder.

Amendment Costs
If any Obligor requests any amendment, supplement, modification or waiver in accordance with Clause 0 (Amendments and Waivers) then that Obligor shall within five Business Days of demand of the Agent, reimburse the Agent for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by the Agent in the negotiation, preparation and execution of any written instrument contemplated by Clause 0 (Amendments and Waivers).

Remedies and Waivers
No failure to exercise, nor any delay in exercising, on the part of the Agent, the Lead Arranger and the Banks or any of them, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

Partial Invalidity
If, at any time, any provision of any Finance Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Finance Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

Notices

Communications in writing
Each communication to be made under any Finance Document shall, unless otherwise stated, be made in writing but, unless otherwise stated, may be made by fax, telex or letter.

Delivery
Any communication or document to be made or delivered by one person to another pursuant to any of the Finance Documents shall (unless that other person has by fifteen days' written notice to the Agent specified another address) be made or delivered to that other person at the address identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) (or, in the case of an Additional Borrower, in the Additional Borrower Memorandum to which it is a party) (or, in the case of the Acceding Borrower, in the Borrower Accession Memorandum to which it is a party) and shall be deemed to have been made or delivered when despatched and the appropriate answerback received (in the case of any communication made by telex) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address or (in the case of any communication made by fax) transmission has been completed and, in the case of the Agent, when received by the department or officer identified with the Agent's signature below (or such other department or officer as the Agent shall from time to time specify for this purpose).

English language
Each communication and document made or delivered by one party to another pursuant to any of the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

Notices Effective
Each communication or document to be made or delivered to any Obligor hereunder shall be effective if made or delivered to the Principal Borrower.

Counterparts
This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

GOVERNING LAW
This Agreement and all matters arising from or connected with it are governed by English law.

JURISDICTION

Jurisdiction of English and New York courts

The courts of England have jurisdiction to settle any dispute (a "Dispute") arising out of or in connection with, this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity).

The courts of the State of New York and the courts of the United States of America, in each case sitting in the County of New York, New York have jurisdiction to settle any Dispute.

The Parties agree that the courts of England or the courts of the State of New York or the United States of America sitting in the County of New York, New York are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

This Clause 0 is for the benefit of the Finance Parties only. As a result no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceeding in any number of jurisdictions.

Service of Process
Without prejudice to any other mode of service allowed under any relevant law:

in connection with any proceedings in England:
                  COB hereby irrevocably confirms to the Finance Parties that any service of process in relation to proceedings before the English Courts in connection with Finance Documents may take place at its address at 18 Hanover Square, Third Floor, London W1R 9DA; and

                  the Original Guarantor and each other Obligor irrevocably appoints COB or, as the case may be COB plc at 18 Hanover Square, Third Floor, London W1R 9DA as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and


each Obligor agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

Waiver of jury trial
EACH OF THE PARTIES TO THIS AGREEMENT AGREES TO WAIVE IRREVOCABLY ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN THIS AGREEMENT. This waiver is intended to apply to all Disputes. Each party acknowledges that (a) this waiver is a material inducement to enter into the Finance Documents, (b) it has already relied on this waiver in entering into the Finance Documents and (c) it will continue to rely on this waiver in future dealings. Each party represents that it has reviewed this waiver with its legal advisers and that it knowingly and voluntarily waives its jury trial rights after consultation with its legal advisers. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.



The Banks
Bank                                                    Tranche A    Tranche B
                                                       Commitment   Commitment
                                                          EURO         EURO
The Chase Manhattan Bank                               20,000,000   20,000,000

Barclays Bank PLC                                      17,000,000   17,000,000

Citibank N.A.                                          17,000,000   17,000,000

Credit Suisse First Boston                             17,000,000   17,000,000

Deutsche Bank AG London                                17,000,000   17,000,000

Lloyds TSB Bank plc                                    17,000,000   17,000,000

ABN AMRO Bank N.V., London Branch                      13,000,000   13,000,000

Banca Monte dei Paschi di Siena S.p.A., London Branch  13,000,000   13,000,000

Banca Popolare di Novara S.C.a.R.L. , London Branch    13,000,000   13,000,000

Bank of America N.A.                                   13,000,000   13,000,000

Credit Lyonnais                                        13,000,000   13,000,000

First Union National Bank, London Branch               13,000,000   13,000,000

HSBC Bank plc                                          13,000,000   13,000,000

ING Bank N.V.                                          13,000,000   13,000,000

KBC Bank N.V. , London Branch                          13,000,000   13,000,000

Landesbank Baden-Wuerttemberg, London Branch           13,000,000   13,000,000

Morgan Guaranty Trust Company of New York              13,000,000   13,000,000

The Royal Bank of Scotland plc                         13,000,000   13,000,000

Societe Generale                                       13,000,000   13,000,000

The Sumitomo Bank, Limited                             13,000,000   13,000,000

Westdeutsche Landesbank Girozentrale                   13,000,000   13,000,000

TOTAL                                                  300,000,000  300,000,000



Form Of Transfer Certificate
To:               Barclays Bank Plc

                              TRANSFER CERTIFICATE
relating to the agreement (as from time to time amended, varied, novated or supplemented, the "Credit Agreement") dated [ ] 2000 whereby multicurrency revolving loan facilities were made available to Capital One Bank as original borrower and Capital One Financial Corporation as original guarantor by a group of banks on whose behalf Barclays Bank Plc acted as agent in connection therewith. 1. Terms defined in the Credit Agreement shall, subject to any contrary indication, have the same meanings herein. The terms Bank, Transferee and Portion Transferred are defined in the schedule hereto.

The Bank (i) confirms that the details in the schedule hereto under the heading "Bank's Participation in the Tranche A Facility", "Bank's Participation in the Tranche B Facility" and "Advances" accurately summarises its participation in the Credit Agreement and the Interest Period or Term of any existing Advances and (ii) requests the Transferee to accept and procure the transfer by novation to the Transferee of the Portion Transferred (specified in the schedule hereto) of its Tranche A Commitment and/or Tranche B Commitment and/or its participation in such Advance(s) by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Credit Agreement.

The Transferee hereby requests the Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of Clause 0 (Transfers by Banks) of the Credit Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

The Transferee confirms that it has received a copy of the Credit Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Obligors.

The Transferee hereby undertakes with the Bank and each of the other parties to the Credit Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Finance Documents will be assumed by it after delivery of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any document relating thereto and assumes no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of its obligations under the Finance Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

The Bank hereby gives notice that nothing herein or in the Finance Documents (or any document relating thereto) shall oblige the Bank to (a) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Finance Documents transferred pursuant hereto or (b) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including the non-performance by an Obligor or any other party to the Finance Documents (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (a) or (b) above.

This Transfer Certificate and the rights, benefits and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                  THE SCHEDULE
2.       Bank:

Transferee:

Transfer Date:

Bank's Participation in the Tranche A Facility:
        Bank's Tranche A Commitment                          Portion Transferred

Tranche A Advance(s):
Amount of Bank's Participation   Interest Period and         Portion Transferred
                                 Repayment Date

Bank's Participation in the Tranche B Facility:
Bank's Revolving Commitment                                  Portion Transferred

Tranche B Advance(s):            Interest Period and         Portion Transferred
Amount of Bank's Participation   Repayment Date

[Transferor Bank]                                [Transferee Bank]
By:                                              By:
Date:                                            Date:
-----------------------------------------------------------------------------
                      ADMINISTRATIVE DETAILS OF TRANSFEREE
Address:
Contact Name:
Account for Payments
in euro:
Fax:
Telephone:

Conditions Precedent
3. In relation to each Original Obligor:

(cc) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Original Obligor, of the constitutional documents of such Original Obligor;

        a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Original Obligor, of a board resolution of such Original Obligor approving the execution, delivery and performance of the Finance Documents and the terms and conditions thereof and authorising officers of such Obligor to sign the Finance Documents and any documents to be delivered by such Original Obligor pursuant thereto; and

        a certificate of an Authorised Signatory of such Original Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Original Obligor, the Finance Documents and any documents to be delivered by such Original Obligor pursuant thereto.

An      opinion  of  the  local  in-house   Counsel  to  each  Original  Obligor
        incorporated in a jurisdiction other than England and Wales in substantially the form distributed to the Banks prior to the signing of this Agreement.

An opinion of the Banks' local Counsel in the jurisdiction of incorporation of each Original Obligor which is incorporated in a jurisdiction other than England and Wales in substantially the form distributed to the Banks prior to the signing of this Agreement.

An opinion of Clifford Chance Limited Liability Partnership, solicitors to the Agent, in substantially the form distributed to the Banks prior to the signing of this Agreement.

Evidencethat the fees,  costs and  expenses  required to be paid by the Original
        Guarantor pursuant to Clause 0 (Arrangement Fee), Clause 0 (Agency Fee), Clause 0 (Costs and Expenses) and Clause 0 (Stamp Taxes) have been paid.

A copy, certified a true copy by an Authorised Signatory of each Original Obligor, of the Original Financial Statements of such Original Obligor.

Evidencethat the party or parties specified in Clause 0 (Service of Process) have agreed to act as the agents of each Original Obligor incorporated in a jurisdiction other than England and Wales for the service of process in England.

Evidencethat the credit  facility  for Capital  One Finance  Company and Capital
        One Inc. provided pursuant to the credit facility agreement dated 29 August 1997 has been repaid in full and cancelled.

The Original Guarantee duly executed by the Original Guarantor.

Evidence that each Obligor has appointed a person to act as its agent for the service of process in New York.

Notice of Drawdown
From:      [Insert name of Borrower]
To:        Barclays Bank Plc
Dated:

Dear Sirs,
4. We refer to the agreement (the "Credit Agreement") dated [ ] 2000 and made between Capital One Financial Corporation as original guarantor and Capital One Bank as original borrower, Barclays Bank Plc as agent, the financial institutions named therein as Banks and others. Terms defined in the Credit Agreement shall have the same meaning in this notice.

We hereby give you notice that, pursuant to the Credit Agreement and on [date of proposed Advance], we wish to borrow a [Tranche A]/[Tranche B] Advance having an Original EURO Amount of euro[ ] upon the terms and subject to the conditions contained therein.

We would like this Advance to be denominated in [currency].

         We would like this Advance to have a first Interest Period of [ ] months duration.

We confirm that the representations which are deemed to be repeated at any time after the date hereof in accordance with Clause 0 (Repetition of Representations) of the Credit Agreement are true and correct as of the date hereof by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 0 (Amendments and Waivers) and, to the best of our knowledge and belief, having made due enquiry no Event of Default or Potential Event of Default has occurred which has not been remedied or waived pursuant to Clause 0 (Amendments and Waivers).

The proceeds of this drawdown should be credited to [insert account details].

                                           Yours faithfully
                                           .............................
                                           Authorised Signatory
                                           for and on behalf of
                                           [Name of Borrower]



Form of Borrower Accession Memorandum
Part A
                               Acceding Borrowers

To:               Barclays Bank Plc as Agent
From: Capital One Bank (Europe) plc and Capital One Financial Corporation and Capital One Bank.

Dated:

Dear Sirs,
Capital One - Borrower Accession Memorandum
5. We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated [ ] 2000 and made between Capital One Finance Corporation as original guarantor and Capital One Bank as original borrower, Chase Manhattan plc as lead arranger, Barclays Bank Plc as agent and the financial institutions named therein as banks.

Terms defined in the Facility Agreement shall bear the same meaning herein.

The Original Borrower hereby requests the Agent to accept this Borrower Accession Memorandum as being delivered to the Agent pursuant to and for the purposes of Clause 0 (Acceding and Additional Borrowers and Additional Guarantor) of the Facility Agreement so as to take effect in accordance with the terms thereof on the Transfer Date provided that the conditions referred to in Clause 0 (Transfer by the Original Borrower) of the Facility Agreement have been satisfied. The Original Borrower requests COB plc to accept and procure the transfer to COB plc of all of its rights, benefits and obligations as a Borrower under the Facility Agreement by counter-signing and delivering this Borrower Accession Memorandum to the Agent at its address for the service of notices specified in the Facility Agreement.

The Transfer Date shall be the first date upon which (i) the Agent has confirmed that the documents set forth in the Schedule 3 (Conditions Precedent) to the Facility Agreement have been delivered in a form acceptable to the Agent; (ii) no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 0 (Amendments and Waivers); and (iii) the Agent has confirmed that the conditions set forth in the Part A of Schedule 6 (Additional Conditions Precedent) to the Facility Agreement in relation to COB plc and COB have been delivered in a form acceptable to the Agent.

COB plc hereby undertakes with the Original Borrower and each of the other parties to the Facility Agreement that with effect from the Transfer Date it will perform in accordance with their terms all those obligations which by the terms of the Facility Agreement will be assumed by it.

The Original Guarantor confirms that it will guarantee in accordance with the Original Guarantee all the obligations of COB plc under the Finance Documents in all respects in accordance with the terms of the Facility Agreement and COB confirms that it will guarantee in accordance with the COB Guarantee all of the obligations of COB plc under the Finance Documents in all respects in accordance with the terms of the Facility Agreement.

COB undertakes that, upon its becoming a Guarantor, to perform all of the obligations expressed to be assumed by it under the Facility Agreement by a Guarantor and agrees that it shall be bound by the Facility Agreement in all respects as if it had been an original party thereto as a Guarantor.

The Original Guarantor and COB (each on behalf of itself and the Borrower);

(dd) hereby makes, for the benefit of the Agent and each of the Banks, each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 0 (Repetition of Representations) of the Facility
                  Agreement are true and correct as of the date hereof by reference to the facts and circumstances existing at the time (or, if such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 0 (Amendments and Waivers); and

(ee) confirms that no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 0 (Amendments and Waivers).

COB plc's administrative details are as follows:

Address:


Fax No.:


This Memorandum shall be governed by and construed in all respects in accordance with English law.

CAPITAL ONE FINANCIAL
CORPORATION                                   CAPITAL ONE BANK

By: ...............................           By: ..............................

CAPITAL ONE BANK (EUROPE) plc

By: ...............................

Part B
                              Additional Borrowers

To:     Barclays Bank Plc as Agent

From: [Subsidiary] and Capital One Financial Corporation Capital One Bank and Capital One Bank (Europe) plc.

Dated:

Dear Sirs,
Capital One - Additional Borrower Memorandum
6. We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated [ ] 2000 and made between Capital One Finance Corporation as original guarantor and Capital One Bank as original borrower, Chase Manhattan plc as lead arranger, Barclays Bank Plc as agent and the financial institutions named therein as banks.

Terms defined in the Facility Agreement shall bear the same meaning herein.

COB plc hereby requests that [Subsidiary] become an Additional Borrower pursuant to Clause 0 (Request for Additional Borrower) of the Facility Agreement.

[Subsidiary] undertakes to deliver the documents  listed in Part B of Schedule 6
        (Additional Conditions Precedent) to the Facility Agreement.

[Subsidiary] hereby agrees to such request and accordingly undertakes, upon its becoming a Borrower, to perform all the obligations expressed to be undertaken under the Facility Agreement by a Borrower in all respects as if it had been an original party thereto as an Original Borrower.

The Guarantors confirm that they will guarantee in accordance with the Original Guarantee or the COB Guarantee (as the case may be) all the obligations of [Subsidiary] under the Finance Documents in all respects in accordance with the terms of the Facility Agreement.

Each Guarantor (on behalf of itself, the other Borrowers and Guarantors);

(vii) hereby makes, for the benefit of the Agent and each of the Banks, each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 0 (Repetition of Representations) of the Facility
                  Agreement are true and correct as of the date hereof by reference to the facts and circumstances existing at the time (or, if such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 0 (Amendments and Waivers); and

(viii) confirms that no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 0 (Amendments and Waivers).

[Subsidiary's] administrative details are as follows:

Address:

Fax No.:

Process Agent*
[Subsidiary] agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it at [address of Subsidiary's place of business in England] or at any address in Great Britain at which process may be served on it in accordance with
Part XXIII of the Companies Act 1985/[on name of process agent in England at address of process agent or, if different, its registered office. If [[Subsidiary] ceases to have a place of business in Great Britain]/[the appointment of the person mentioned above ceases to be effective], [Subsidiary] shall immediately appoint another person in England to accept service of process on its behalf in England. If it fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in England and to Proceedings elsewhere.]

This Memorandum shall be governed by and construed in all respects in accordance with English law.

CAPITAL ONE FINANCIAL
CORPORATION                                  CAPITAL ONE BANK (EUROPE) PLC

By: ...............................          By: ..............................


CAPITAL ONE BANK

By: ...............................


[SUBSIDIARY]


By: ...................................


Additional Conditions Precedent
Part A
                                Acceding Borrower

7. A copy, certified as at the date of the Borrower Accession Memorandum a true and up-to-date copy by an Authorised Signatory of the proposed Acceding Borrower, of the constitutional documents of the Acceding Borrower.

A copy, certified as at the date of the COB Guarantee a true and up-to-date copy by an Authorised Signatory of COB, of the constitutional documents of such proposed Additional Guarantor.

A copy, certified as at the date of the Borrower Accession Memorandum a true and up-to-date copy by an Authorised Signatory of the Acceding Borrower, of a board resolution of such proposed Acceding Borrower approving the execution and delivery of a Borrower Accession Memorandum, the accession of such proposed Acceding Borrower to this Agreement and the performance of its obligations under the Finance Documents and authorising named persons or officers to sign such Borrower Accession Memorandum, any other Finance Document and any other documents to be delivered by the Acceding Borrower pursuant thereto.

A copy, certified as at the date of the COB Guarantee a true and up-to-date copy by an Authorised Signatory of COB, of a board resolution of COB approving the execution and delivery of the COB Guarantee and the performance of its obligations under the Finance Documents and authorising named persons or officers to sign the COB Guarantee, any other Finance Document and any other documents to be delivered by COB pursuant thereto.

A certificate of an Authorised Signatory of the Acceding Borrower setting out the names and signatures of the person or persons authorised to sign, on behalf of such proposed Acceding Borrower, the Borrower Accession Memorandum, any other Finance Documents and any other documents to be delivered by such proposed Acceding Borrower pursuant thereto.

A certificate of an Authorised Signatory of COB setting out the names and signatures of the person or persons authorised to sign, on behalf of COB, the COB Guarantee, any other Finance Documents and any other documents to be delivered by COB pursuant thereto.

A copy, certified a true copy by an Authorised Signatory of the Acceding Borrower, of its latest financial statements.

An opinion of COB's in-house counsel in form and substance satisfactory to the Agent (acting reasonably).

An opinion of Clifford Chance Limited Liability Partnership, solicitors to the Agent, in form and substance satisfactory to the Agent.

An opinion of the Agent's New York law legal counsel, in form and substance satisfactory to the Agent confirming, inter alia, that the Original Guarantee shall guarantee the obligations of the Acceding Borrower under the Agreement.

Evidence that COB plc has been authorised to carry on deposit taking business in the United Kingdom.

A duly executed original copy of the COB Guarantee.

Part B

                              Additional Borrowers

8. A copy, certified as at the date of the relevant Additional Borrower Memorandum a true and up-to-date copy by an Authorised Signatory of the proposed Additional Borrower, of the constitutional documents of such proposed Additional Borrower.

A copy, certified as at the date of the relevant Additional Borrower Memorandum a true and up-to-date copy by an Authorised Signatory of the proposed Additional Borrower, of a board resolution of such proposed Additional Borrower approving the execution and delivery of an
        Additional Borrower Memorandum, the accession of such proposed Additional Borrower to this Agreement and the performance of its obligations under the Finance Documents and authorising a named person or persons to sign such Additional Borrower Memorandum, any other Finance Document and any other documents to be delivered by such proposed Additional Borrower pursuant thereto.

A certificate of an Authorised Signatory of the proposed Additional Borrower setting out the names and signatures of the person or persons authorised to sign, on behalf of such proposed Additional Borrower, the Additional Borrower Memorandum, any other Finance Documents and any other documents to be delivered by such proposed Additional Borrower pursuant thereto.

A certificate of an Authorised Signatory of the proposed Additional Borrower confirming that the utilisation of the Facilities would not breach any restriction of its borrowing powers.

If the proposed Additional Borrower is incorporated in a jurisdiction other than England and Wales, a copy, certified a true copy by or on behalf of the proposed Additional Borrower, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Banks, necessary to render the relevant Additional Borrower Memorandum legal, valid, binding and enforceable, to make such Additional Borrower Memorandum admissible in evidence in the proposed Additional Borrower's jurisdiction of incorporation and to enable the proposed Additional Borrower to perform its obligations thereunder and under the other Finance Documents.

A copy, certified a true copy by an Authorised Signatory of the proposed Additional Borrower, of its latest financial statements.

If the proposed Additional Borrower is incorporated in a jurisdiction other than England and Wales, an opinion of the Banks' local counsel in the relevant jurisdiction in form and substance satisfactory to the Agent.

An opinion of Clifford Chance Limited Liability Partnership, solicitors to the Agent, in form and substance satisfactory to the Agent.

An opinion of the Agent's New York law legal counsel, in form and substance satisfactory to the Agent confirming, inter alia, that the Original Guarantee and COB Guarantee shall both guarantee the obligations of the Additional Borrower under the Agreement.

If the proposed Additional Obligor is incorporated in a jurisdiction other than England and Wales, evidence that the process agent specified in the relevant Additional Borrower Memorandum has agreed to act as its agent for the service of process in England.

Evidence that each Obligor has appointed a person to act as its agent for the service of process in New York.

Mandatory Costs
9. The Mandatory Cost Rate is an addition to the interest rate to compensate Banks for the cost of compliance with the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions).

On the first day of each Interest Period, as the case may be, (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "additional costs rate") for each Bank, in accordance with the formulae set out below. The Mandatory Cost Rate will be calculated by the Agent as a weighted average of the Banks' additional costs rates (weighted in proportion to the percentage participation of each Bank in the relevant Advance) and will be expressed as a percentage rate per annum.

The additional costs rate for any Bank lending from a Facility Office in a Participating Member State will be the percentage notified by the Bank to the Agent as the cost of complying with the minimum reserve requirement of the European Central Bank.

The additional cost rate for each Bank lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:

(ff)     in relation to sterling Advances:

                       [OBJECT OMITTED]per cent. per annum

         in relation to Advances in any currency other than sterling:

                      [OBJECT OMITTED]per cent. per annum.

Where:

        A is the percentage of eligible liabilities (assuming these to be in excess of any stated minimum) which that Bank is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

        B is the percentage rate of interest (excluding the Margin and the Mandatory Cost Rate) payable for the relevant Interest Period, as the case may be, on the Advance.

        C is the percentage (if any) of eligible liabilities which that Bank is required from time to time to maintain as interest bearing special deposits with the Bank of England.

        D is the percentage rate per annum payable by the Bank of England to the Agent on interest bearing special deposits.

        E is the rate of charge payable by that Bank to the Financial Services Authority pursuant to the Fee Regulations (but, for this purpose, ignoring any minimum fee required pursuant to the Fee Regulations) and expressed in pounds per (pound)1,000,000 of the Fee Base of that Bank.

For the purposes of this Schedule:

(gg) "eligible liabilities" and "special deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

"Fee Regulations" means the Banking Supervision (Fees) Regulations 1999 or such other law as may be in force from time to time in respect of the payment of fees for banking supervision; and

"Fee Base" has the meaning given to it, and will be calculated in accordance with, the Fee Regulations.

In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

Each Bank shall supply any information required by the Agent for the purpose of calculating the above formulae. In particular, but without limitation, each Bank shall supply the following information in writing on or prior to the date on which it becomes a Bank:

(hh) its jurisdiction of incorporation and the jurisdiction of its Facility Office; and

         such other information that the Agent may reasonably require for such purpose.

Each Bank shall promptly notify the Agent in writing of any change to the information provided by it pursuant to this paragraph.

The percentages or rates of charge of each Bank for the purpose of A, C and E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraph 7 above and on the assumption that, unless a Bank notifies the Agent to the contrary, each Bank's obligations in relation to cash ratio deposits, special deposits and the Fee Regulations are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

The Agent shall have no liability to any person if such determination results in an additional costs rate which over or under compensates any Bank and shall be entitled to assume that the information provided by any Bank pursuant to paragraph 7 above is true and correct in all respects.

The Agent shall distribute the additional amounts received pursuant to the Mandatory Cost Rate to the Banks on the basis of the additional costs rate for each Bank, in accordance with the above formulae and based on the information provided by each Bank pursuant to paragraph 6 above.

Any determination by the Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost Rate, an additional costs rate or any amount payable to a Bank shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

The Agent may from time to time, after consultation with the Principal Borrower and the Banks, determine and notify to all parties any amendments or variations which are required to be made to any of the formulae set out above in order to comply with any change in law or any requirements from time to time imposed by the Bank of England or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

Form of Confidentiality Undertaking
From:    [Disclosing Bank]
         [Address]
         and
         Capital One Financial Corporation
         [Address]

To:      [Prospective Recipient]
         [Date]
Dear Sirs,
Capital One - Confidentiality Agreement
We refer to our conversations about the facility for certain members of the Capital One Group (the "Transaction") and to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated [ ] 2000 and made between Capital One Finance Corporation as original guarantor and Capital One Bank as original borrower, Chase Manhattan plc as lead arranger, Barclays Bank Plc as agent and the financial institutions named therein as banks. Following our receipt of a copy of this letter countersigned by you, we may give you certain structural concepts, information and documents relating to the Transaction (together the "Information"). In this letter, the [Disclosing Bank] Group means [Disclosing Bank] and its subsidiary undertakings, parent undertakings and fellow subsidiary undertaking (each as defined in Sections 258 and 259 of the Companies Act 1985) and the "Capital One Group" means Capital One Financial Corporation and its subsidiaries and affiliates. In return for us agreeing to provide you with certain Information, you agree as follows: (b) You shall hold in strict confidence all Information disclosed to you by us or on our behalf and agree that such Information is supplied solely to help you in deciding whether you want to participate in the Transaction and will solely be used by you for that purpose. Despite this obligation, you may disclose Information (to the extent permitted by law):

(ix) to your advisers who need to know such Information for the purpose of evaluating the Transaction;

(x) which, except through a failure by you or any adviser to comply with an undertaking as to confidentiality, is in the public domain; and

(xi)  to  bank  supervisory   authorities,   statutory   auditors  or  examining
authorities, if you are obliged by law or regulation to disclose the Information to them.

If you have to disclose any Information under sub-paragraph (iii) above, you will give us such prior notice of that disclosure as is reasonably practicable.

You shall get your advisers to give us an undertaking in the form of this letter before letting them see any of the Information. You shall be responsible for any breach by your advisors of any such undertaking.

At our request, you shall provide us with details of all advisers to whom any Information has been, or is to be, disclosed.

You acknowledge that no member of the [Disclosing Bank] Group is responsible for the accuracy and/or completeness of any Information. You shall be solely responsible for making your own independent appraisal and investigation of the Transaction and all parties connected with the Transaction (the "Transaction Parties"). You shall not rely upon any member of the [Disclosing Bank ] Group (now or hereafter) (1) to check the accuracy and/or completeness of any Information, or (2) to assess or review any aspect of the Transaction or any Transaction Party. Accordingly, except in the case of fraud, the [Disclosing Bank] Group accepts no responsibility or liability to you (whether for negligence or otherwise).

You acknowledge that:

(xii) members of the [Disclosing Bank] Group may, now and in the future, have other investment and commercial banking, trust and other relationships with Transaction Parties and with other parties ("Other Parties");

(xiii) as a result of these other relationships, members of the [Disclosing Bank] Group may have or get information about Other Parties, Transaction Parties and/or the Transaction or which may be relevant to any of these. Despite this, no member of the [Disclosing Bank] Group will have to disclose such information, or the fact that it is in possession of such information, to you;

(xiv) members of the [Disclosing Bank] Group may, now and in the future, have fiduciary or other relationships under which it, or they, may exercise voting power over securities of various persons. Those securities may, from time to time, include securities of Transaction Parties; and

(xv) each member of the [Disclosing Bank] Group may exercise such voting powers, and otherwise perform its functions in connection with such fiduciary or other relationships, without regard to its relationship to the Transaction Parties and/or the Transaction.

You will return to us all documents evidencing the Information together with any copies of the Information, promptly upon either (1) your decision not to participate in the Transaction or (2) a request by us to do so, in each case, save as required by law.

You agree that the delivery to you of Information does not constitute any representation or warranty by [Disclosing Bank] as to the accuracy or completeness of that Information.

This letter embodies the entire agreement between you and us relating to the Information. It supersedes any prior agreement or understanding (oral or in writing) relating to the Information. It may not be amended or waived except in writing. You acknowledge that you have not relied on any representation other than those set out in this letter. We are not liable to you for any representation (other than any fraudulent representation) that is not set out in this letter. You acknowledge that, except where otherwise indicated, your obligations under this letter are for the benefit of both the Capital One Group and the [Disclosing Bank] Group and can be enforced by either. This letter and all claims arising from or in connection with it are governed by, and are to be construed in accordance with, English law. You submit, for our benefit, to the jurisdiction of the English courts for the resolution of any dispute arising in connection with this letter. Please sign, date and return to us the enclosed copy of this letter to confirm your agreement to the above. Yours faithfully

 ........................................
for and on behalf of
[Disclosing Bank]


 .......................................
for and on behalf of
Capital One Financial Corporation

[On Copy]:
Agreed and Accepted
for and on behalf of
[Prospective Recipient]

 ........................................
Dated [   ]

Existing Proceedings
         In connection with the transfer of substantially all of Signet Bank's credit card business to Capital One Bank (the "Bank") in November 1994, Capital One Financial Corporation (the "Company") and the Bank agreed to indemnify Signet Bank (which was acquired by First Union Bank on November 30, 1997) for certain liabilities incurred in litigation arising from that business, which may include liabilities, if any, incurred in the purported class action case described below.

         During 1995, the Company and the Bank became involved in a purported class action suit relating to certain collection practices engaged in by Signet Bank and, subsequently, by the Bank. The complaint in this case alleges that Signet Bank and/or the Bank violated a variety of California state statutes and constitutional and common law duties by filing collection lawsuits, obtaining judgements and pursuing garnishment proceedings in the Virginia state courts against defaulted credit card customers who were not residents of Virginia. This case was filed in the Superior Court of California in the County of Alameda, Southern Division, on behalf of a class of California residents. The complaint in this case seeks unspecified statutory damages, compensatory damages, punitive damages, restitution, attorneys' fees and costs, a permanent injunction and other equitable relief.

         In early 1997, the California court entered judgement in favor of the Bank on all of the plaintiffs' claims. The plaintiffs appealed the ruling to the California Court of Appeals First Appellate District Division 4. In early 1999, the Court of Appeals affirmed the trial court's ruling in favor of the Bank on six counts, but reversed the trial court's ruling on two counts of the plaintiffs' complaint. The California Supreme Court rejected the Bank's Petition for Review of the remaining two counts and remitted them to the trial court for further proceedings. In August 1999, the trial court denied without prejudice plaintiffs' motion to certify a class on the one remaining common law claim. In November 1999, the United States Supreme Court denied the Bank's writ of certiorari on the remaining two counts, declining to exercise its discretionary power to review these issues.

         Subsequently, the Bank moved for summary judgement on the two remaining counts and for a ruling that a class cannot be certified in this case. These motions are pending.

         Because no specific measure of damages is demanded in the complaint of the California case and the trial court entered judgement in favor of the Bank before the parties completed any significant discovery, an informed assessment of the ultimate outcome of this case cannot be made at this time. Management believes, however, that there are meritorious defenses to this lawsuit and intends to defend it vigorously.

         The Company is commonly subject to various other pending and threatened legal actions arising from the conduct of its normal business activities. In the opinion of management, the ultimate aggregate liability, if any, arising out of any pending or threatened action will not have a material adverse effect on the consolidated financial condition of the Company. At the present time, however, management is not in a position to determine whether the resolution of pending or threatened litigation will have a material effect on the Company's results of operations in any future reporting period.

Form of Original Guarantee

                        CAPITAL ONE FINANCIAL CORPORATION
                                  THE GUARANTOR

                                BARCLAYS BANK PLC
                                    AS AGENT

                               CHASE MANHATTAN PLC
                                   AS ARRANGER

                                       AND

                                    THE BANKS
                                   AS LENDERS
   ---------------------------------------------------------------------------
                                    GUARANTEE
   ---------------------------------------------------------------------------

GUARANTEE dated as of [ , 2000] made by CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), in favor of BARCLAYS BANK PLC, as Agent, CHASE MANHATTAN plc as Arranger and THE BANKS named in the First Schedule to the Facility Agreement (as hereinafter defined) (including any and all branches or offices thereof, the "Banks"), as lenders (collectively, the "Beneficiaries"). WHEREAS, the Guarantor and Capital One Bank, a direct wholly owned subsidiary of the Guarantor, have entered into a Multicurrency Credit Agreement dated as of the date hereof (as from time to time amended, the "Facility Agreement") providing credit facilities by the Banks to the Borrowers (as defined in the Facility Agreement) (the "Facilities") in a principal amount up to but not exceeding EUR 750,000,000; and WHEREAS, the Guarantor has determined that the making of the Facilities to the Borrowers will be financially beneficial to the Borrowers and the Guarantor; NOW, THEREFORE, to induce the Banks and the other Beneficiaries to enter into the Facility Agreement and to participate in the Facilities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows.
1. Definitions Except as otherwise expressly provided herein, terms defined in the Facility Agreement are used herein as defined therein.

The Guarantee

The Guarantor hereby:

guarantees to the Beneficiaries and their successors and assigns the prompt payment in full when due of all obligations of the Borrowers now or hereafter existing under the Facility Agreement, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"); and

         agrees as a primary obligation to indemnify each Beneficiary from time to time on demand from and against any loss incurred by it as a result of the Facility Agreement being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to such Beneficiary, the amount of such loss being the amount which such Beneficiary would otherwise have been entitled to recover from the Borrowers.

Obligations Unconditional
The Guarantor acknowledges that the obligations undertaken by it under this Guarantee are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Guarantor agrees as follows:

Without affecting the enforceability or effectiveness of this Guarantee in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Guarantor, or the rights, remedies, powers and privileges of the Beneficiaries under this Guarantee, the Beneficiaries may, at any time and from time to time and without notice or demand of any kind or nature whatsoever except as expressly required by applicable law:

amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);

amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Finance Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Finance Document or any such other instrument or any term or provision of the foregoing;

accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, any Finance Document, any existing security in relation to all or any part of the Guaranteed Obligations or any collateral now or in the future constituting security for the Guaranteed Obligations;

accept or receive (including from any other guarantor of all or any part of the Guaranteed Obligations, if any) partial payments or performance of the
Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Beneficiaries may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral for or guarantee of (including without limitation any letter of credit, if any, issued with respect to) all or any part of the Guaranteed Obligations;

consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Borrowers or any other person (including without limitation any other guarantor of all or any part of the Guaranteed Obligations, if any);

proceed against the Borrowers or the Guarantor or any collateral in such order and such manner as the Beneficiaries may, in their discretion, determine;

enter into such other transactions or business dealings with the Borrowers, any Subsidiary or affiliate of the Borrowers or the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations as the Beneficiaries may desire; and

do all or any combination of the actions set forth in this Section 2.21 or take any other actions or fail to take any actions to the fullest extent permissible under applicable law in respect of the Guaranteed Obligations.

The enforceability and effectiveness of this Guarantee and the liability of the Guarantor, and the rights, remedies, powers and privileges of the Beneficiaries, under this Guarantee shall not be affected, limited, reduced, discharged or terminated, and the Guarantor hereby expressly waives, to the fullest extent permitted by law, any defense now or in the future arising, by reason of:

the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Finance Document or any other agreement relative to all or any part of the Guaranteed Obligations;

any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Borrowers or any other guarantor of all or any part of the Guaranteed Obligations (including without limitation any issuer of any letter of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

the illegality, invalidity or unenforceability of any security or guarantee (including without limitation any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

the cessation, for any cause whatsoever, of the liability of the Borrowers or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.5 hereof, by reason of the full payment and performance of all Guaranteed Obligations);

any failure of the Beneficiaries to pursue or exhaust any right, remedy, power or privilege it may have against the Borrowers or any other guarantor of all or any part of the Guaranteed Obligations or any other person or to take any action whatsoever to mitigate or reduce such or any other guarantor's liability under this Guarantee, the Beneficiaries being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Borrowers may be in default of their obligations under any Finance Document;

any counterclaim, set-off or other claim which the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations has or alleges to have with respect to all or any part of the Guaranteed Obligations;

any failure of the Beneficiaries to file or enforce a claim in any bankruptcy or other proceeding with respect to any person;

any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Obligor, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

any action taken by the Beneficiaries that is authorized by this Section 2.2 or otherwise in this Guarantee or by any other provision of any Finance Document or any omission to take any such action;

any change in the direct or indirect ownership or control of the Borrowers or of any shares or ownership interests thereof; or

any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor of all or any part of the Guaranteed Obligations.

The Guarantor expressly waives, for the benefit of the Beneficiaries, all set-offs and counterclaims and all diligence, presentment, demand for payment or performance, notices of nonpayment or nonperformance, protest, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever, and any requirement that the Beneficiaries, exhaust any right, power or remedy or proceed against the Borrowers under the Facility Agreement or any other agreement referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations, and all notices of acceptance of this Guarantee or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. The Guarantor further expressly waives the benefit of any and all statutes of limitation to the fullest extent permitted by applicable law.

The Guarantor represents and warrants to the Beneficiaries that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrowers and their properties on a continuing basis and that the Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Borrowers and their properties. The Guarantor further represents and warrants that it has reviewed and approved each of the Finance Documents and is fully familiar with the transactions contemplated by the Finance Documents and that it will in the future remain fully familiar with such transaction and with any new agreements relating to the Facilities. The Guarantor hereby expressly waives and relinquishes any duty on the part of the Beneficiaries (should any such duty exist) to disclose to such or any other guarantor of all or any part of the Guaranteed Obligations any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrowers or their properties or to any Finance Document or the transactions undertaken pursuant to, or contemplated by, any such Finance Document, whether now or in the future known by the Banks.

The Guarantor intends that its rights and obligations shall be those expressly set forth in this Guarantee and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guarantee.

Understanding With Respect to Waivers and Consents
The Guarantor represents, warrants and agrees that each of the waivers and consents set forth in this Guarantee is made voluntarily and unconditionally. If, notwithstanding the intent of the parties that the terms of this Guarantee shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

Taxes
The provisions of Clauses 8, 9 and 10 of the Facility Agreement shall apply mutatis mutandis to this Guarantee to the extent that such provisions relate to payment obligations of the Guarantor under this Guarantee.

Reinstatement
The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Beneficiaries on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Beneficiaries in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or the like under any bankruptcy, insolvency or similar law.

Subrogation
The Guarantor hereby agrees that, until the final payment and satisfaction in full of all Guaranteed Obligations and the expiration or termination of the Commitment of the Banks under the Facility Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of the guarantee in
Section 2.1 hereof, whether by subrogation or otherwise, against the Borrowers or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

Remedies
The Guarantor agrees that, as between the Guarantor and the Banks, the obligations of the Borrowers under the Facility Agreement may be declared to be forthwith due and payable as provided in Clause 18 of the Facility Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Clause 18) for purposes of Section 2.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.1.

Manner of Payment
The Guarantor shall make any payment required to be made hereunder in lawful money as specified in Clause 21 of the Facility Agreement and in same day funds to the Banks at the place specified for payments in the Facility Agreement, without set-off, counterclaim or other defense and free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any jurisdiction or by any political subdivision or taxing authority thereof or therein (whether pursuant to Delaware law, New York law or otherwise).

Representations and Warranties
The Guarantor represents and warrants to the Beneficiaries that all of the representations and warranties pertaining to the Guarantor contained in the Facility Agreement are true and correct as of the date the same are deemed to be made or repeated under Clause 15.23 of the Facility Agreement by reference to the facts and circumstances then existing.

Covenants

General Covenants
The Guarantor agrees that until the final payment in full of the Guaranteed Obligations it will comply with each of the covenants pertaining to the Guarantor under the Facility Agreement.

Regulatory Capital
The Guarantor will cause each of its respective Insured Subsidiaries (if any) to be at all times "adequately capitalized" for purposes of 12 U.S.C. ss. 1831o, as amended, re-enacted or redesignated from time to time, and at all times to maintain such amount of capital as may be prescribed from time to time, whether by regulation, agreement or order, by each Bank Regulatory Authority having jurisdiction over such Insured Subsidiary.

Further Assurances
The Guarantor shall from time to time upon the written request of an Instructing Group, execute and deliver such further documents and do such other acts and things as an Instructing Group may reasonably request in order fully to effect the purposes of this Agreement.

 Miscellaneous

Governing Law; Submission to Jurisdiction

This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.

The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor hereby irrevocably appoints CFC the United States Corporation Company of 375 Hudson Street, New York, NY 10014 (the "Process Agent") as its true and lawful attorney-in-fact to receive service of all writs, summons and other process in connection with any such legal proceedings in New York and agrees that the failure of the Process Agent to convey any such process to the Guarantor shall not impair or affect the validity thereof or of any judgment based thereon.

The Guarantor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Waiver of Jury Trial
THE GUARANTOR AND THE BENEFICIARIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Notices
All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Waivers, Etc.
The terms of this Guarantee may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Beneficiaries.

Successors and Assigns
This Guarantee shall be binding upon and inure to the benefit of the parties and their respective successors and assigns (provided, however, that the Guarantor shall not assign or transfer any of its rights hereunder without the prior written consent of the Beneficiaries).

Counterparts
This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Guarantee by signing any such counterpart.

Severability
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Beneficiaries in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

CAPITAL ONE FINANCIAL CORPORATION
By:      ........................................
Name:
Title:
Address for Notices:       2980 Fairview Park Drive
                           Falls Church, VA  22042
Attention:                 [     ]

Form of COB Guarantee


                                CAPITAL ONE bank
                                  THE GUARANTOR

                                BARCLAYS BANK PLC
                                    AS AGENT

                               CHASE MANHATTAN PLC
                                   AS ARRANGER

                                       AND

                                    THE BANKS
                                   AS LENDERS
   ---------------------------------------------------------------------------
                                    GUARANTEE
   ---------------------------------------------------------------------------

GUARANTEE dated as of [ , 2000] made by CAPITAL ONE BANK, a Virginia corporation (the "Guarantor"), in favor of BARCLAYS BANK PLC, as Agent, CHASE MANHATTAN plc as Arranger and THE BANKS named in the First Schedule to the Facility Agreement (as hereinafter defined) (including any and all branches or offices thereof, the "Banks"), as lenders (collectively, the "Beneficiaries"). WHEREAS, the Guarantor and Capital One Financial Corporation, its parent corporation, have entered into a Multicurrency Credit Agreement dated as of [__________, 2000] (as from time to time amended, the "Facility Agreement") providing credit facilities by the Banks to the Borrowers (as defined in the Facility Agreement) (the "Facilities") in a principal amount up to but not exceeding EUR 750,000,000; and WHEREAS, the Guarantor wishes Capital One Bank (Europe) plc to accede to the Facility Agreement as a Borrower and has determined that the making of the Facilities to the Borrowers will be financially beneficial to the Borrowers and the Guarantor; NOW, THEREFORE, to induce the Banks and the other Beneficiaries to enter into the Facility Agreement and to participate in the Facilities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows. 2. Definitions Except as otherwise expressly provided herein, terms defined in the Facility Agreement are used herein as defined therein.


The Guarantee

The Guarantor hereby:

guarantees to the Beneficiaries and their successors and assigns the prompt payment in full when due of all obligations of the Borrowers now or hereafter existing under the Facility Agreement, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"); and

         agrees as a primary obligation to indemnify each Beneficiary from time to time on demand from and against any loss incurred by it as a result of the Facility Agreement being or becoming void, voidable or unenforceable for any reason whatsoever, whether or not known to such Beneficiary, the amount of such loss being the amount which such Beneficiary would otherwise have been entitled to recover from the Borrowers.

Obligations Unconditional
The Guarantor acknowledges that the obligations undertaken by it under this Guarantee are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Guarantor agrees as follows:

Without affecting the enforceability or effectiveness of this Guarantee in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Guarantor, or the rights, remedies, powers and privileges of the Beneficiaries under this Guarantee, the Beneficiaries may, at any time and from time to time and without notice or demand of any kind or nature whatsoever except as expressly required by applicable law:

amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);

amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Finance Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Finance Document or any such other instrument or any term or provision of the foregoing;

accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, any Finance Document, any existing security in relation to all or any part of the Guaranteed Obligations or any collateral now or in the future constituting security for the Guaranteed Obligations;

accept or receive (including from any other guarantor of all or any part of the Guaranteed Obligations, if any) partial payments or performance of the
Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Beneficiaries may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral for or guarantee of (including without limitation any letter of credit, if any, issued with respect to) all or any part of the Guaranteed Obligations;

consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Borrowers or any other person (including without limitation any other guarantor of all or any part of the Guaranteed Obligations, if any);

proceed against the Borrowers or the Guarantor or any collateral in such order and such manner as the Beneficiaries may, in their discretion, determine;

enter into such other transactions or business dealings with the Borrowers, any Subsidiary or affiliate of the Borrowers or the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations as the Beneficiaries may desire; and

do all or any combination of the actions set forth in this Section 2.21 or take any other actions or fail to take any actions to the fullest extent permissible under applicable law in respect of the Guaranteed Obligations.

The enforceability and effectiveness of this Guarantee and the liability of the Guarantor, and the rights, remedies, powers and privileges of the Beneficiaries, under this Guarantee shall not be affected, limited, reduced, discharged or terminated, and the Guarantor hereby expressly waives, to the fullest extent permitted by law, any defense now or in the future arising, by reason of:

the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Finance Document or any other agreement relative to all or any part of the Guaranteed Obligations;

any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Borrowers or any other guarantor of all or any part of the Guaranteed Obligations (including without limitation any issuer of any letter of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

the illegality, invalidity or unenforceability of any security or guarantee (including without limitation any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

the cessation, for any cause whatsoever, of the liability of the Borrowers or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.5 hereof, by reason of the full payment and performance of all Guaranteed Obligations);

any failure of the Beneficiaries to pursue or exhaust any right, remedy, power or privilege it may have against the Borrowers or any other guarantor of all or any part of the Guaranteed Obligations or any other person or to take any action whatsoever to mitigate or reduce such or any other guarantor's liability under this Guarantee, the Beneficiaries being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Borrowers may be in default of their obligations under any Finance Document;

any counterclaim, set-off or other claim which the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations has or alleges to have with respect to all or any part of the Guaranteed Obligations;

any failure of the Beneficiaries to file or enforce a claim in any bankruptcy or other proceeding with respect to any person;

any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Obligor, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

any action taken by the Beneficiaries that is authorized by this Section 2.2 or otherwise in this Guarantee or by any other provision of any Finance Document or any omission to take any such action;

any change in the direct or indirect ownership or control of the Borrowers or of any shares or ownership interests thereof; or

any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor of all or any part of the Guaranteed Obligations.

The Guarantor expressly waives, for the benefit of the Beneficiaries, all set-offs and counterclaims and all diligence, presentment, demand for payment or performance, notices of nonpayment or nonperformance, protest, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever, and any requirement that the Beneficiaries, exhaust any right, power or remedy or proceed against the Borrowers under the Facility Agreement or any other agreement referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations, and all notices of acceptance of this Guarantee or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. The Guarantor further expressly waives the benefit of any and all statutes of limitation to the fullest extent permitted by applicable law.

The Guarantor represents and warrants to the Beneficiaries that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrowers and their properties on a continuing basis and that the Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Borrowers and their properties. The Guarantor further represents and warrants that it has reviewed and approved each of the Finance Documents and is fully familiar with the transactions contemplated by the Finance Documents and that it will in the future remain fully familiar with such transaction and with any new agreements relating to the Facilities. The Guarantor hereby expressly waives and relinquishes any duty on the part of the Beneficiaries (should any such duty exist) to disclose to such or any other guarantor of all or any part of the Guaranteed Obligations any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrowers or their properties or to any Finance Document or the transactions undertaken pursuant to, or contemplated by, any such Finance Document, whether now or in the future known by the Banks.

The Guarantor intends that its rights and obligations shall be those expressly set forth in this Guarantee and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guarantee.

Understanding With Respect to Waivers and Consents
The Guarantor represents, warrants and agrees that each of the waivers and consents set forth in this Guarantee is made voluntarily and unconditionally. If, notwithstanding the intent of the parties that the terms of this Guarantee shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

Taxes
The provisions of Clauses 8, 9 and 10 of the Facility Agreement shall apply mutatis mutandis to this Guarantee to the extent that such provisions relate to payment obligations of the Guarantor under this Guarantee.

Reinstatement
The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Beneficiaries on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Beneficiaries in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or the like under any bankruptcy, insolvency or similar law.

Subrogation
The Guarantor hereby agrees that, until the final payment and satisfaction in full of all Guaranteed Obligations and the expiration or termination of the Commitment of the Banks under the Facility Agreement, it shall not exercise any right or remedy arising by reason of any performance by it of the guarantee in
Section 2.1 hereof, whether by subrogation or otherwise, against the Borrowers or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

Remedies
The Guarantor agrees that, as between the Guarantor and the Banks, the obligations of the Borrowers under the Facility Agreement may be declared to be forthwith due and payable as provided in Clause 18 of the Facility Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Clause 18) for purposes of Section 2.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.1.

Manner of Payment
The Guarantor shall make any payment required to be made hereunder in lawful money as specified in Clause 21 of the Facility Agreement and in same day funds to the Banks at the place specified for payments in the Facility Agreement, without set-off, counterclaim or other defense and free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any jurisdiction or by any political subdivision or taxing authority thereof or therein (whether pursuant to Virginia law, New York law or otherwise).

Representations and Warranties
The Guarantor represents and warrants to the Beneficiaries that all of the representations and warranties pertaining to the Guarantor contained in the Facility Agreement are true and correct as of the date the same are deemed to be made or repeated under Clause 15.23 of the Facility Agreement by reference to the facts and circumstances then existing.

Covenants

General Covenants
The Guarantor agrees that until the final payment in full of the Guaranteed Obligations it will comply with each of the covenants pertaining to the Guarantor under the Facility Agreement.

Regulatory Capital
The Guarantor will cause its Insured Subsidiaries (if any) to be at all times "adequately capitalized" for purposes of 12 U.S.C. ss. 1831o, as amended, re-enacted or redesignated from time to time, and at all times to maintain such amount of capital as may be prescribed from time to time, whether by regulation, agreement or order, by each Bank Regulatory Authority having jurisdiction over such Insured Subsidiary.

Further Assurances
The Guarantor shall from time to time upon the written request of an Instructing Group, execute and deliver such further documents and do such other acts and things as an Instructing Group may reasonably request in order fully to effect the purposes of this Agreement.

 Miscellaneous

Governing Law; Submission to Jurisdiction

This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.

The Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor hereby irrevocably appoints CFC the United States Corporation Company of 375 Hudson Street, New York, NY 10014 (the "Process Agent") as its true and lawful attorney-in-fact to receive service of all writs, summons and other process in connection with any such legal proceedings in New York and agrees that the failure of the Process Agent to convey any such process to the Guarantor shall not impair or affect the validity thereof or of any judgment based thereon.

The Guarantor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Waiver of Jury Trial
THE GUARANTOR AND THE BENEFICIARIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Notices
All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

Waivers, Etc.
The terms of this Guarantee may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor and the Beneficiaries.

Successors and Assigns
This Guarantee shall be binding upon and inure to the benefit of the parties and their respective successors and assigns (provided, however, that the Guarantor shall not assign or transfer any of its rights hereunder without the prior written consent of the Beneficiaries).

Counterparts
This Guarantee may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Guarantee by signing any such counterpart.

Severability
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Beneficiaries in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

CAPITAL ONE BANK
By:      ........................................
Name:
Title:
Address for Notices:

Attention:                 [     ]

Form of Resignation Notice
To:        Barclays Bank Plc
From:      Capital One Financial Corporation and Capital One Bank

Dated:
Dear Sirs,
10. We refer to an agreement (the "Credit Agreement") dated [ ], 2000 and made between Capital One Financial Corporation as original guarantor, Capital One Bank as the original borrower, Barclays Bank Plc as agent, Chase Manhattan plc as lead arranger and the financial institutions defined therein as Banks and others.

Terms defined in the Credit Agreement shall bear the same meaning herein.

We declare that [name of Borrower] is under no actual or contingent obligation under any Finance Document in its capacity as a Borrower.

Pursuantto Clause 0 (Resignation of a Borrower) we hereby request that [name of Borrower] shall cease to be a Borrower under the Credit Agreement.

                                Yours faithfully


                                CAPITAL ONE BANK
                        CAPITAL ONE FINANCIAL CORPORATION



Form of Commitment Increase Letter
Capital One Financial Corporation
[Address]
and
Capital One Bank
[Address]

Barclays Bank PLC
as Agent
[Address]

Dear Sirs
Capital One - Commitment Increase Letter
We refer to the agreement (as from time to time amended, varied, novated or supplemented, the "Facility Agreement") dated [ ] 2000 and made between Capital One Financial Corporation as original guarantor and Capital One Bank as original borrower, Chase Manhattan plc as lead arranger, Barclays Bank Plc as agent and the financial institutions named therein as banks. Terms used but not defined herein have the respective meanings given to such terms in the Facility Agreement. This Commitment Increase Letter is delivered pursuant to Clause 0 (Increases Effective) of the Facility Agreement. If, prior to the execution and delivery of this Commitment Increase Letter, the undersigned is a Bank already party to the Facility Agreement, then the undersigned hereby agrees that, from the Commitment Increase Date referred to below, the Commitment of such Bank under the Facility referred to below is increased by an amount equal to the Commitment Increase Amount referred to below. If, prior to the execution and delivery of this Commitment Increase Letter, the undersigned is not a Bank already party to the Facility Agreement, then the undersigned hereby agrees that, from the Commitment Increase Date referred to below, the undersigned shall have a Commitment under the Facility referred to below in an amount equal to the Commitment Increase Amount referred to below. Commitment Increase Date: [ ]
Facility: Facility [A/B] Commitment Increase Amount: euro [ ] The undersigned agrees with the Agent, the Lead Arranger, the Banks and the Obligors that the undersigned will, from and after the Commitment Increase Date, be a "Bank" for the purposes of the Facility Agreement (if not already a "Bank" thereunder) and be under the same obligations towards each of them in respect of the Commitment Increase Amount as it would have been had it been an original party thereto as a Bank. This Commitment Increase Letter and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law. Yours faithfully


 ........................................
for and on behalf of
[Acceding]/[Existing] Bank

 ........................................
for and on behalf of
Capital One Financial Corporation

 ...........................................
For and on behalf of
Capital One Bank

 ........................................
for and on behalf of
Barclays Bank PLC

 ........................................
for and on behalf of
Chase Manhattan plc

 ........................................

for and on behalf of
[Tranche A Banks]

 ........................................
for and on behalf of
[Tranche B Banks]

                                   SIGNATURES
The Original Guarantor
CAPITAL ONE FINANCIAL CORPORATION
By:          Stephen Linehan
Address:     c/o Capital One Services, Inc.
             8000 Jones Branch Drive
             McLean, VA 22102
Fax:         (703) 875-1099


The Original Borrower and COB
CAPITAL ONE BANK
By:          Stephen Linehan
Address:     c/o Capital One Services, Inc.
             8000 Jones Branch Drive
             McLean, VA 22102
Fax:         (703) 875-1099

The Lead Arranger
CHASE MANHATTAN PLC
By:        Neville Crow
Address:   125 London Wall
           London EC2Y 5AJ
Telephone: 020 7777 1161
Fax:       020 7777 4783
Attention: Elizabeth McAlpine

The Agent
BARCLAYS BANK PLC
By:        John Loomes
Address:   5 The North Colonnade
           Canary Wharf
           London  E14 4BB
Telephone: 020 7773 2362
Fax:       020 7773 1840
Attention: Roger Cosby

The Banks
THE CHASE MANHATTAN BANK
By:        Neville Crow
Address:   125 London Wall
           London  EC2Y 5AJ
Telephone: 020 7777 1161
Fax:       020 7777 4783
Attention: Elizabeth McAlpine

BARCLAYS BANK PLC
By:        John Loomes
Address:   5 The North Colonnade
           Canary Wharf
           London  E14 4BB
Telephone: 020 7773 2362
Fax:       020 7773 1840
Attention: Roger Cosby

CITIBANK N.A.
By:        Toby Reid
Address:   Citigroup Centre
           33 Canada Square
           Canary Wharf
           London  E14 5LB
Telephone: 020 7986 5367
Fax:       020 7986 2605
Attention: Charles Legrand

CREDIT SUISSE FIRST BOSTON
By:        Matthew Vyle
           Paloma San Valontin
Address:   Credit Products Group
           Credit Suisse First Boston
           Five Cabot Square
           London  E14 4QJ
Telephone: 020 7888 5794
Fax:       020 7888 8391
Attention: Christopher Lally


DEUTSCHE BANK AG LONDON
By:        Jonathan Morford
Address:   Winchester House
           1 Great Winchester Street
           London  EC2N 2DB
Telephone: 020 7545 4827
Fax:       020 7545 4414
Attention: Jonathan Morford

LLOYDS TSB BANK PLC
By:        Noshir Desai
Address:   Financial Institutions
           St Georges House
           PO Box 787
           6-8 Eastcheap
           London  EC3M 1AE
Telephone: 020 7661 4958/020 7661 4962
Fax:       020 7661 4790
Attention: John Roberts/Simon Diver

ABN AMRO BANK N.V., LONDON BRANCH
By:        Nick Jukes
Address:   250 Bishopsgate
           London  EC2M 4AA
Telephone: 020 7678 5050
Fax:       020 7678 5196
Attention: Chris Rogers



BANCA MONTE DEI PASCHI DI SIENA S.p.A., LONDON BRANCH
By:        Jonathan Morford
Address:   122 Leadenhall Street
           London  EC3V 4RH
Telephone: 020 7645 7800
Fax:       020 7645 7900
Attention: Mark Dalligan/Antonio Cini

BANCA POPOLARE DI NOVARA S.C.a.R.L., LONDON BRANCH
By:        Jonathan Morford
Address:   Bucklersbury House
           Walbrook
           London  EC4N 8EL
Telephone: 020 7489 0404
Fax:       020 7236 2033
Attention: Peter Soulsby

BANK OF AMERICA N.A.
By:        Jonathan Morford
Address:   901 Main Street
           66th Floor, Dallas
           TX 75205
           USA
Telephone: + 214 209 0567
Fax:       + 214 209 0604
Attention: Shelly Harper

CREDIT LYONNAIS
By:        J Hunphreys-Davies
Address:   PO Box 81
           Broadwalk House
           5 Appold Street
           London  EC2A 2JP
Telephone: 020 7214 7089
Fax:       020 7214 7098
Attention: Jeremy Humphreys-Davies

FIRST UNION NATIONAL BANK, LONDON BRANCH
By:        Ian Morrison
Address:   3 Bishopsgate
           London  EC2N 3AB
Telephone: 020 7216 1602
Fax:       020 7929 4644
Attention: Richard Morley

HSBC BANK PLC
By:        Colin Richards
Address:   Financial Services Sector
           3rd Floor, 27-32 Poultry
           London  EC2P 2BX
Telephone: 020 7260 8657
Fax:       020 7260 7393
Attention: Phil Baines

ING BANK N.V.
By:        Jonathan Morford
Address:   Financial Institutions
           ING Bank N.V.
           Bijlmerplein 888
           1102 MG Amsterdam
           Netherlands
Telephone: + 31 205 63 5308
Fax:       + 31 205 63 5448
Attention: Mr Gerard Peeters

KBC BANK N.V., LONDON BRANCH
By:        Justin Chittock
Address:   7th Floor, Exchange House
           Primrose Street
           London  EC2A 2HQ
Telephone: 020 7256 4815
Fax:       020 7256 4846
Attention: Justin Chittock

LANDESBANK BADEN-WUERTTEMBERG, LONDON BRANCH
By:        Jonathan Morford
Address:   Bucklersbury House
           83 Cannon Street
           London  EC4N 8TJ
Telephone: 020 7634 1861
Fax:       020 7634 1892
Attention: Diane Howie/Ulrike Kaes

MORGAN GUARANTY TRUST COMPANY OF NEW YORK
By:        Jonathan Morford
Address:   60 Wall Street
           5th Floor, New York
           NY 10260-0060
           USA
Telephone: + 212 648 1537
Fax:       + 212 648 5018
Attention: Maria Dell'Aquila

THE ROYAL BANK OF SCOTLAND PLC
By:        Hugh Riddlesdell
Address:   Corporate & Institutional Banking
           4th Floor, Waterhouse Square
           138-142 Holborn
           London  EC1N 2TH
Telephone: 020 7375 8593/8591
Fax:       020 7375 8555
Attention: Hugh Riddlesdell/Spencer Goss

SOCIETE GENERALE
By:        Jonathan Morford
Address:   SG House
           41 Tower Hill
           London  EC3N 4DG
Telephone: 020 7676 6421
Fax:       020 7676 6432
Attention: Frances Williams



THE SUMITOMO BANK, LIMITED
By:        Sarah Quinlan
Address:   Temple Court
           11 Queen Victoria Street
           London  EC4N 4TA
Telephone: 020 7786 1163
Fax:       020 7248 3187
Attention: Sarah Quinlan

WESTDEUTSCHE LANDESBANK GIROZENTRALE
By:        Martin Fiddaman
Address:   51 Moorgate
           London  EC2R 4AE
Telephone: 020 7638 6141
Fax:       020 7374 8546
Attention: Credit Admin